UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Steven I. Koszalka
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Funds Insurance Series

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Semi-annual report for the six months ended June 30, 2010

American Funds Insurance Series® is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For nearly 80 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. See the outside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Investment results, unless otherwise indicated, are for Class 2 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution.

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series’ investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. The investment adviser also has reimbursed certain expenses. These reimbursements may be adjusted or discontinued by the investment adviser at any time. Applicable fund results shown reflect the waiver and/or reimbursements, without which they would have been lower. See the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Equity investments are subject to market fluctuations. Investing outside the United States (especially in developing countries) may be subject to additional risks, such as currency and interest rate fluctuations; local, regional or global political, social or economic instability; differing securities regulations and accounting standards; possible changes in taxation; periods of illiquidity; and price volatility. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies, such as Standard & Poor’s, Moody’s and/or Fitch, as an indication of an issuer’s creditworthiness. See the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

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In this report

Investment portfolios

20	Global Discovery Fund

23	Global Growth Fund

26	Global Small Capitalization Fund

30	Growth Fund

34	International Fund

37	New World Fund

41	Blue Chip Income and Growth Fund

44	Global Growth and Income Fund

48	Growth-Income Fund

52	International Growth and Income Fund

56	Asset Allocation Fund

60	Bond Fund

64	Global Bond Fund

68	High-Income Bond Fund

73	U.S. Government/AAA-Rated Securities Fund

75	Cash Management Fund

Fellow investors:

Over the first half of 2010, investment results for the funds in American Funds Insurance Series reflected the continued volatility of markets during a period of gradual economic recovery.

This recovery is fundamentally shaped by its roots in the recent credit crisis and the recession that followed. Recessions driven by a credit crisis tend to be deeper, longer and more problematic than others, and that has held true for the recent one. It was the deepest recession since World War II, and in many respects, the recovery has also been the slowest since the war.

The current weakness is a reflection of the pressures that remain on the system. These pressures include excessive debt, high unemployment and concerns about the durability of the recovery which is under way. Consumers, who are accustomed to making large purchases on credit, continue to defer borrowing until they feel more confident in their ability to make the payments. Sales of the more expensive items — from housing to automobiles to furniture — remain well below their peak.

Still, we believe that we are working our way through these challenges and that the worst is behind us, though this will continue to be a very slow recovery. In the meantime, while stocks have come back considerably from their lows, valuations appear reasonable based on outlooks for future earnings. As such, we believe that equity markets remain attractive, especially relative to many other alternatives.

We believe investors will, in due course, renew their interest in equity markets because they offer a higher likelihood of achieving the type of returns investors need to plan for retirement, and for pension funds and endowments to meet their obligations. A 0.25% return on cash or a roughly 3% return on 10-year Treasuries is simply not very high for the long term. Nevertheless, investors have recently continued to favor bond markets, often at the expense of equities.

As equity markets likely will continue to be volatile, stock selection will be paramount, and our extensive, proprietary global research approach should enhance our opportunity to achieve good returns.

We remain committed to our research effort. Our investment professionals travel the world in search of investment opportunities. They stay in touch with the companies they cover, and they continue to monitor those companies’ suppliers, bankers, customers and competitors to keep an up-to-date perspective on operations. In addition to our bottom-up examination of companies and issuers, our investment professionals work closely with internal economists and consult with industry specialists and government officials to develop nuanced perspectives. Because our system emphasizes individual decision-making as well as collaboration, our portfolio counselors and investment analysts continue to follow their highest conviction ideas while keeping in mind a broad range of viewpoints.

While we encourage a long-term view, we know that short-term perturbations are inevitable. In this particular period, many investors focused on deficits and fiscal problems in Greece and other euro zone countries — issues that were accentuated by the shared currency. Yet the sovereign debt problems in Europe were just the latest reverberations of the credit crisis. Following the playbook of the American response, central governments around the world have stepped up to deal with the debt crises that have arisen.

Based partly on concerns about the euro, the dollar gained against most other currencies in the first half of 2010, rising 14.6% against the euro and 7.4% against the British pound, though it fell 5.2% against the Japanese yen. The dollar’s gains contributed to declines in many stock markets outside the U.S., especially in developed countries, which fell 12.2% as measured by the MSCI World ex USA Index. Meanwhile, the U.S. stock market, as measured by Standard & Poor’s 500 Composite Index, fell 6.6%. Stock markets in developing countries also declined, as reflected in the MSCI Emerging Markets Index, which fell 6.0%.

During the period, the Federal Reserve maintained its target for the federal funds rate at 0%–0.25%, which has not changed since December 2008. Yields on 10-year Treasuries fell from 3.85% at year-end to 2.97%, reflecting a tailwind for government bonds. Late in the period, concerns about the equity market and higher risk securities also helped drive up the prices of many investment-grade bonds, which ended the period at relatively low yield levels. Overall, the U.S. bond market, as measured by the Citigroup Broad Investment Grade (BIG) Index, rose 5.3%. High-yield bonds, as measured by the Credit Suisse High Yield Index, gained 4.7%.

The global bond market, as measured by the Barclays Capital Global Aggregate Index, fell 0.3%, owing in large part to the strengthening of the U.S. dollar. Bonds in developing countries — and their currencies — proved more resilient, gaining 5.1%, as measured by the J.P. Morgan Emerging Markets Bond Index Plus. This may reflect the fiscal and economic soundness of many developing countries compared with developed countries, which continue to work through their excessive debt.

We currently believe that an excessively strong recovery is not required for stock market returns to improve, and we feel confident about the investment opportunities we have identified. We also remain committed to our investment approach and long-term focus, and we encourage investors to stay the course and remain focused on the future.

We look forward to reporting to you again in six months.

Cordially,

/s/ James K. Dunton

James K. Dunton
Vice Chairman of the Board

/s/ Donald D. O’Neal

Donald D. O’Neal
President

August 9, 2010

Total returns for periods ended June 30, 2010

Fund results shown here for American Funds Insurance Series are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

		Cumulative		Average annual			Expense
		6 months	1 year	5 years	10 years	Lifetime	ratios

Global Discovery Fund	Class 1	–9.41%	11.37%	3.38%	—	2.91%	.61%
(since 7/5/01)	Class 2	–9.46	11.20	3.13	—	2.66	.86

Global Growth Fund	Class 1	–10.21	12.18	4.74	1.29%	8.03	.56
(since 4/30/97)	Class 2	–10.36	11.89	4.47	1.03	7.76	.82

Global Small
Capitalization Fund	Class 1	–4.31	21.60	5.37	4.00	9.41	.76
(since 4/30/98)	Class 2	–4.46	21.32	5.10	3.74	9.14	1.01

Growth Fund	Class 1	–5.34	16.98	0.80	–0.64	11.93	.35
(since 2/8/84)	Class 2	–5.47	16.69	0.55	–0.89	11.63	.60
	Class 3	–5.43	16.76	0.62	–0.82	11.73	.53

International Fund	Class 1	–13.18	8.01	4.49	0.91	8.20	.54
(since 5/1/90)	Class 2	–13.27	7.74	4.23	0.66	7.92	.79
	Class 3	–13.27	7.83	4.31	0.73	8.00	.72

New World Fund	Class 1	–5.15	18.45	10.93	8.93	9.58	.82
(since 6/17/99)	Class 2	–5.27	18.17	10.65	8.66	9.30	1.07

Blue Chip Income and
Growth Fund	Class 1	–7.12	15.62	–0.52	—	0.38	.44
(since 7/5/01)	Class 2	–7.20	15.35	–0.75	—	0.13	.69

Global Growth and
Income Fund	Class 1	–8.73	15.48	—	—	–1.44	.63
(since 5/1/06)	Class 2	–8.80	15.27	—	—	–1.68	.88

Growth-Income Fund	Class 1	–8.92	10.96	–0.72	2.30	10.33	.29
(since 2/8/84)	Class 2	–9.02	10.67	–0.97	2.05	10.03	.54
	Class 3	–8.98	10.78	–0.90	2.12	10.14	.47

International Growth and
Income Fund	Class 1	–12.84	7.65	—	—	19.72	.74
(since 11/18/08)	Class 2	–12.99	7.38	—	—	19.41	.99

Asset Allocation Fund	Class 1	–5.04	11.59	1.92	3.30	7.42	.32
(since 8/1/89)	Class 2	–5.18	11.26	1.66	3.03	7.13	.58
	Class 3	–5.14	11.31	1.73	3.10	7.22	.51

Bond Fund	Class 1	4.77	11.46	3.71	5.48	5.49	.39
(since 1/2/96)	Class 2	4.58	11.14	3.44	5.22	5.22	.64

Global Bond Fund	Class 1	–0.60	6.43	—	—	6.66	.59
(since 10/4/06)	Class 2	–0.72	6.15	—	—	6.38	.84

High-Income Bond Fund	Class 1	3.91	22.72	4.91	6.49	9.48	.48
(since 2/8/84)	Class 2	3.81	22.31	4.66	6.23	9.13	.74
	Class 3	3.77	22.48	4.72	6.30	9.29	.67

U.S. Government/AAA-Rated
Securities Fund	Class 1	5.50	7.68	5.38	5.99	6.96	.41
(since 12/2/85)	Class 2	5.42	7.42	5.12	5.73	6.65	.66
	Class 3	5.38	7.46	5.19	5.80	6.76	.59

Cash Management Fund*	Class 1	0.00	–0.09	2.68	2.43	4.53	.33
(since 2/8/84)	Class 2	–0.18	–0.35	2.43	2.19	4.23	.58
	Class 3	–0.18	–0.35	2.50	2.24	4.34	.51

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of December 31, 2009, the funds’ most recent fiscal year-end. From September 1, 2004, through December 31, 2008, the series’ investment adviser waived a portion of its management fees as described in the funds’ annual report. Applicable results shown reflect the waivers, without which the results would have been lower. See the Financial Highlights table in this report for details.

*As of June 30, 2010, Cash Management Fund’s annualized seven-day SEC yield was –0.14% for Class 1 shares; –0.39% for Class 2 shares; and –0.32% for Class 3 shares. The fund’s yield more accurately reflects the fund’s current earnings than do the fund’s returns.

Global Discovery Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Discovery Fund declined 9.46% for the six months ended June 30, 2010. During that time, the S&P 500 fell 6.64% and the Global Service and Information Index lost 8.76%. The fund’s peer group, the Lipper Multi-Cap Growth Funds Index, declined 5.98%.

Stock prices of several large technology companies in the portfolio declined during the period, as did some large holdings in stocks of health care companies, even though health care companies in general have often done better in down markets than companies in other sectors.

During this down period, holdings in cash benefited the portfolio. The amount of cash in the portfolio increased to 8.6% from 5.0% six months ago. In addition, 5.7% of the portfolio is made up of U.S. Treasury bonds, while there were no bonds in the portfolio six months ago.

The increase in cash and bonds has made the portfolio somewhat more conservative and may also suggest a sense of caution about market conditions. Growth in the developed world may continue to be muted for some time as countries work to reduce their debt levels.

Where the fund's assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
The Americas	57.9%
Europe	17.4
Asia/Pacific Basin	12.8
Other regions	3.3
Short-term securities & other assets less liabilities	8.6
[end pie chart]

The Americas
United States	55.6%
Brazil	1.5
Other	.8
57.9

Europe
United Kingdom	6.1
Ireland	3.4
Switzerland	3.0
Finland	1.3
Other	3.6
17.4

Asia/Pacific Basin
China	6.7
Taiwan	2.9
India	1.0
Other	2.2
12.8

Other regions
Israel	3.3

Short-term securities & other assets less liabilities	8.6

Total	100.0%

Objective: To provide long-term growth of capital. Current income is a secondary consideration.

Special characteristics: Invests in companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Growth Fund declined 10.36% for the six months ended June 30, 2010, while the MSCI World Index fell 9.56%.

Though problems in Europe dominated headlines and negatively affected the prices of stocks during the period, we believe these setbacks should be viewed in the context of an ongoing healing and rebalancing of the global economy.

We were not unaware of the challenges mounting in Europe, but the magnitude of the problems — including the levels of debt and the weakness of the euro — was greater than anticipated. We saw value in Europe a year ago and see much greater value today. Though the euro could continue to weaken, rewards may be found in the share prices of good companies already selling at very attractive valuations.

We continue to live in a time of uncertainty and volatility in economies and stock markets, and we understand that this is as frustrating for our investors as it is for us. However, we maintain our commitment to long-term investing, and we continue to believe that there is value to be found in troubled markets.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
The Americas	38.1%
Europe	34.7
Asia/Pacific Basin	18.2
Other regions	.5
Short-term securities & other assets less liabilities	8.5
[end pie chart]

The Americas
United States	32.0%
Canada	2.6
Mexico	2.5
Brazil	1.0
38.1

Europe
United Kingdom	5.4
Germany	5.0
France	4.3
Switzerland	4.0
Netherlands	3.8
Belgium	3.0
Denmark	2.8
Spain	2.1
Ireland	1.8
Italy	.7
Norway	.6
Sweden	.5
Other	.7
34.7

Asia/Pacific Basin
Japan	8.3
China	2.9
India	2.2
Australia	1.9
South Korea	.8
Hong Kong	.6
Singapore	.5
Other	1.0
18.2

Other regions
South Africa	.5

Short-term securities & other assets less liabilities	8.5

Total	100.0%

Objective: To provide long-term growth of capital.

Special characteristics: Invests primarily in growth-oriented stocks of companies around the world.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Small Capitalization Fund fell 4.46% for the six months ended June 30, 2010. Its benchmark, the MSCI All Country World Small Cap Index, declined 3.36%. The fund’s peer group, the Lipper Global Small-Cap Funds Average, was down 3.20%.

Some large holdings among consumer discretionary companies, in particular those domiciled in Greece, did poorly for the period. Materials companies in general also declined, reflecting concerns about slow global growth. Across sectors, some of the better returns came from companies based in developing countries.

Problems in Greece and other developed countries served as a reminder that there continues to be too much debt in the developed world and that governments can be forced into austerity measures like cutting pensions and salaries, which may affect the spending power of consumers.

The portfolio’s cash holdings increased from 4.2% to 8.2% during the period, while bond holdings increased from 0.4% to 4.0%. As a result, the portfolio is now positioned more conservatively than it was at year-end.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
The Americas	39.6%
Asia/Pacific Basin	32.8
Europe	19.0
Other regions	.4
Short-term securities & other assets less liabilities	8.2
[end pie chart}

The Americas
United States	33.9%
Canada	3.5
Brazil	1.9
Mexico	.3
39.6

Asia/Pacific Basin
China	8.5
Hong Kong	5.4
South Korea	4.1
India	3.1
Australia	3.0
Singapore	3.0
Taiwan	2.9
Philippines	1.0
Other	1.8
32.8

Europe
United Kingdom	9.6
Greece	2.3
Sweden	1.2
Ireland	1.0
Other	4.9
19.0

Other regions	.4

Short-term securities & other assets less liabilities	8.2

Total	100.0%

Objective: To provide long-term growth of capital.

Special characteristics: Normally invests at least 80% of assets in stocks of companies around the world with a market capitalization of $3.5 billion or less.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Growth Fund declined 5.47% for the six months ended June 30, 2010. The S&P 500 fell 6.64%.

U.S. companies, in general, have trimmed expenses and become leaner, with reduced inventories and stronger cash positions. Though earnings have improved since the worst of the downturn, the market declined because of investor concerns about prospects for further growth.

Several stocks of energy and materials companies in the portfolio faced losses as a result of investor pessimism about global growth, particularly in Asia, as well as the oil spill in the Gulf of Mexico. While some information technology companies in the portfolio had gains, most had negative results after showing very strong returns earlier in the recovery. On the other hand, investments in many consumer discretionary companies, which suffered early in the recession as consumers pared back spending, have since done very well. Gaming companies have been a part of this, especially those that have expanded overseas.

We will be paying close attention to whether the U.S. Congress increases taxes on dividends and capital gains, which could put further pressure on the market.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
Consumer discretionary	15.4
Information technology	15.1
Financials	13.7
Energy	12.4
Materials	9.7
Other industries	27.7
Short-term securities & other assets less liabilities	6.0
[end pie chart]

Objective: To provide growth of capital.

Special characteristics: Seeks to invest in companies that appear to offer superior opportunities for growth. Up to 25% of assets can be invested in companies outside the U.S.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

International Fund declined 13.27% for the six months ended June 30, 2010, while the MSCI ACWI (All Country World Index) ex USA fell 10.80%.

The fund invests primarily in stocks of companies outside the United States and has many investments in European stocks. Following the Greek debt crisis, the euro weakened very rapidly and companies with stocks denominated in euros declined in tandem.

The fund’s investments in European financial companies were particularly hard hit. Many of these companies appeared to be undervalued in late 2009 and early 2010, as things began to normalize. Since then, they have weakened further in dollar-return terms. Companies in economically sensitive sectors, like energy, materials and utilities, also lagged. This is fairly typical when investors fear future declines in economies or the market.

After the deep losses many investors endured in 2008 and 2009, continued volatility is to be expected, as the market tends to react aggressively and investors remain skittish. Nevertheless, we continue to believe, on a fundamental basis, in the long-term potential of the stocks in the portfolio.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
Europe	58.6%
Asia/Pacific Basin	23.8
The Americas	5.2
Other regions	4.0
Short-term securities & other assets less liabilities	8.4
[end pie chart]

Europe
United Kingdom	12.3%
Germany	11.0
France	9.4
Swizerland	8.5
Italy	2.7
Russia	2.7
Spain	2.5
Sweden	1.8
Belgium	1.7
Austria	1.6
Ireland	1.4
Hungary	1.3
Other	1.7
58.6
Asia/Pacific Basin
Japan	8.2
China	4.0
Hong Kong	2.2
India	2.0
South Korea	1.9
Taiwan	1.9
Indonesia	1.2
Other	2.4
23.8
The Americas
Brazil	2.7
Mexico	2.2
Canada	.3
5.2
Other regions
South Africa	2.2
Israel	1.8
4.0

Short-term securities & other assets less liabilities	8.4

Total	100.0%

Objective: To provide long-term growth of capital.

Special characteristics: Invests primarily in the securities of companies outside the U.S., including developing countries.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

New World Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

New World Fund declined 5.27% for the six months ended June 30, 2010. During that time, the MSCI ACWI (All Country World Index) fell 9.11% and the MSCI Emerging Markets Index lost 6.04%.

The fund’s holdings in developing-country stocks increased from 40.8% to 43.6%, partly because of the relative strength of developing countries. Equity investments in China increased from 5.8% to 7.5%, as the portfolio continues a gradual shift to more direct investments in the country.

The weakness of the euro, along with general concerns about growth in Europe, had a negative effect on stock prices for many of the fund’s European investments. However, all of the developed-world companies in which the fund invests have large presences in the developing world, and we continue to maintain conviction in their long-term prospects.

Cash in the fund decreased from 7.4% to 5.8%, and the fund may become even more fully invested, given the attractive valuations of many stocks. Though stock returns were generally weak, the fund’s ability to invest in bonds of developing countries helped bolster fund results.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
Asia/Pacific Basin	30.9%
Europe	28.7
The Americas	27.2
Other regions	7.4
Short-term securities & other assets less liabilities	5.8
[end pie chart]

Asia/Pacific Basin
China	7.5%
India	5.9
Japan	3.7
Australia	3.1
Indonesia	2.2
South Korea	2.0
Hong Kong	1.4
Malaysia	1.4
Other	3.7
30.9

Europe
United Kingdom	5.0
Russia	3.8
Switzerland	3.0
Turkey	2.7
France	1.9
Spain	1.8
Germany	1.8
Denmark	1.5
Belgium	1.4
Poland	1.0
Slovenia	1.0
Other	3.8
28.7

The Americas
Brazil	8.9
United States	7.7
Mexico	6.5
Colombia	1.9
Canada	1.1
Other	1.1
27.2

Other regions
South Africa	5.2
Israel	1.8
Other	.4
7.4

Short-term securities & other assets less liabilities	5.8

Total	100.0%

Objective: To provide long-term capital appreciation.

Special characteristics: At least 35% of assets will be invested in stocks and bonds of issuers in developing countries. The fund also invests in stocks of companies with significant ties to the developing world, and up to 25% of assets in bonds offering exposure to developing countries.

The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund declined 7.20% for the six months ended June 30, 2010, slightly more than the 6.64% decline of its benchmark index, the S&P 500.

Although the fund invests almost exclusively in stocks of high-quality, dividend-paying U.S. companies, it was not immune to the debt crisis in Europe. Many of the fund’s U.S. holdings are large multinational companies that frequently derive more than 50% of their revenue from outside the U.S. and were impacted by the decline in the euro and concerns about the global economy. This was particularly true for companies in the information technology sector, which remains the fund’s largest industry concentration.

However, we believe that information technology companies could benefit when investors regain their confidence and that the portfolio is well-positioned for a global economic recovery.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
Information technology	22.8%
Industrials	14.6
Health care	12.1
Consumer discretionary	9.0
Consumer staples	9.0
Other industries	28.4
Short-term securities & other assets less liabilities	4.1
[end pie chart]

Objective: To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Special characteristics: The fund invests primarily in dividend-paying stocks of larger, established U.S. companies. Up to 10% of assets may be invested in stocks of larger companies outside the United States that are listed or traded in the U.S.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Growth and Income Fund declined 8.80% for the six months ended June 30, 2010, while the MSCI World Index fell 9.56%.

During the period, the percentage of the portfolio devoted to European companies decreased to 25.5% from 29.2% at year-end, partly because of market losses. The European companies in which the fund invests generally fall into two camps: exporters, and companies with a domestic focus. For the former, the strength of the euro during much of the past decade often meant reduced earnings on sales outside Europe. Now, with a weakened euro, sales of exports could translate into stronger earnings going forward.

With the market currently pessimistic about Europe, the domestic-oriented European companies are currently at very low valuations. As a result, we’ve bought shares in companies that look very cheap. Our hope is that, over time, they will go up more than the currency will go down.

We maintain the belief that there is opportunity over the long term for investing in global companies that have the potential to grow and produce superior returns.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
The Americas	47.6%
Europe	25.5
Asia/Pacific Basin	16.0
Other regions	1.7
Bonds, short-term securities & other assets less liabilities	9.2
[end pie chart]

The Americas
United States	41.0%
Canada	6.3
Other	.3
47.6

Europe
United Kingdom	7.4
France	4.7
Netherlands	2.8
Belgium	2.6
Spain	1.7
Switzerland	1.6
Ireland	1.4
Italy	1.3
Germany	1.0
Other	1.0
25.5

Asia/Pacific Basin
Japan	4.0
Australia	3.9
China	3.3
Taiwan	1.3
Other	3.5
16.0

Other regions
South Africa	1.4
Israel	.3
1.7

Bonds, short-term securities & other assets less liabilities	9.2

Total	100.0%

Objective: To provide long-term growth of capital while providing current income.

Special characteristics: Invests primarily in dividend-paying companies around the world that we believe to be relatively resilient during market declines.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Growth-Income Fund declined 9.02% for the six months ended June 30, 2010, while the fund’s benchmark, the S&P 500, fell 6.64%.

The fund comprises a widely diversified portfolio representing more than 200 companies, 85% of which are based in the United States.

Investments in information technology companies dominated our 10 largest holdings and represented 24.0% of the fund’s entire portfolio. While such major holdings as Oracle, Microsoft, Google and Hewlett-Packard are deemed to be very attractive investments, this group of high-technology stocks posted disappointing results in the first six months of the year. Their weak returns over this period were largely responsible for the fund’s return for the 12 months through June 30 being 3.8% below that of the S&P. In our past report to you, we noted that the fund’s result for the 12 months through December 31, 2009, was 4.8% above the index.

Despite short-term fluctuations, the fund’s results over the long term — 10 to 20 years — have exceeded those of the overall market. That continues to be our objective and the focus of our extensive research.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
Information technology	24.0%
Industrials	13.7
Consumer discretionary	10.5
Health care	9.4
Energy	8.7
Other industries	28.0
Short-term securities & other assets less liabilities	5.7
[end pie chart]

Objective: To achieve long-term growth of capital and income.

Special characteristics: Invests in companies with the potential for capital appreciation and/or dividend payments. Up to 15% of assets may be invested in securities of issuers outside the United States.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

International Growth and Income Fund declined 12.99% for the six months ended June 30, 2010. Its benchmark, the MSCI World ex USA Index, lost 12.17%.

The euro zone debt crisis and the weakened euro hurt returns for many of the fund’s holdings in European companies, which make up more than half of the fund’s portfolio. Banks and insurance companies bore the brunt of the negative sentiment. However, we believe many of these companies are fundamentally sound and have the potential to prosper when investors regain confidence in the region.

As in 2009, the fund benefited from its holdings in Asia, including some developing countries. Many of these markets provided the world’s best returns over the past six months, and we intend to add to our holdings in developing countries as opportunities arise.

We look forward to the second half of the year with confidence. The recent turmoil has resulted in attractive equity valuations in markets around the world, which could bode well for returns over the long term.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
Europe	52.6%
Asia/Pacific Basin	28.1
The Americas	9.5
Other regions	1.1
Short-term securities & other assets less liabilities	8.7
[end pie chart]

Europe
United Kingdom	14.1%
France	8.9
Germany	7.0
Swizerland	4.9
Spain	4.8
Sweden	2.2
Austria	2.0
Russia	1.5
Belgium	1.5
Greece	1.2
Turkey	1.0
Ireland	1.0
Other	2.5
52.6

Asia/Pacific Basin
Taiwan	10.3
China	4.5
Japan	3.8
Australia	3.0
Singapore	2.0
South Korea	1.2
Hong Kong	1.1
Other	2.2
28.1

The Americas
United States	5.2
Mexico	2.2
Brazil	1.3
Canada	.8
9.5

Other regions
Israel	.8
South Africa	.3
1.1

Short-term securities & other assets less liabilities	8.7

Total	100.0%

Objective: To provide long-term growth of capital while providing current income.

Special characteristics: The fund invests primarily in larger, well-established companies outside the United States, including developing countries. The fund focuses on companies with strong earnings that pay dividends.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Asset Allocation Fund declined 5.18% for the six months ended June 30, 2010, while the S&P 500 fell 6.64%. On the bond side, the Barclays Capital U.S. Aggregate Index rose 5.33%.

Despite the losses in global stock markets, we have been net purchasers of equities during the period. As such, the portion of the fund invested in stocks has remained fairly constant, at 70.5% compared with 70.2% at year-end. Bond holdings have increased to 25.0% from 23.1% at year-end, primarily because of market appreciation. Meanwhile, the fund’s cash position has decreased to 4.3% of the portfolio, compared with 6.5% at year-end.

As we have been investing more in stocks than in bonds, our hope going forward is that the long-term return on equities will be generally higher than the long-term return on bonds. We believe that the fund’s ability to invest in a broad range of securities allows us to respond to dynamic market conditions while continuing to invest for the long term.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
Common stocks	70.5%
Bonds & notes of U.S. government & government agencies	10.0
Corporate bonds	9.0
Mortgage-backed obligations	5.6
Other securities	.6
Short-term securities & other assets less liabilities	4.3
[end pie chart]

Objective: To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Special characteristics: Invests in a diversified portfolio of stocks and bonds. The fund may invest up to 15% of assets in equity securities from outside the United States and up to 25% in lower rated bonds.

The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Bond Fund gained 4.58% for the six months ended June 30, 2010, compared with a 5.33% gain for the Barclays Capital U.S. Aggregate Index.

As the global economic recovery faltered toward the end of the period, Bond Fund benefited from the ensuing rally in U.S. Treasuries. The fund has increased its holdings in Treasuries, partly because they offer a high level of liquidity.

Many companies improved their balance sheets during the recession, becoming leaner and more profitable. The fund’s corporate bonds contributed to returns, particularly in real estate and utilities. Oilfield services and energy companies were weaker.

After reducing mortgage-backed securities by almost a third during 2009, the fund’s portfolio counselors have found new opportunities in the segment. Mortgage-backed obligations held up well after the Federal Reserve ended its buyback program, and had strong returns for the period.

We believe that bonds remain a sensible choice for prudent investors looking to diversify their investments.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
Mortgage-backed obligations	27.5%
U. S. Treasury bonds & notes	26.7
Corporate bonds	24.0
Bonds & notes of governments outside the U.S.	8.8
Bonds & notes of U.S. government agencies	4.9
Other securities	2.8
Short-term securities & other assets less liabilities	5.3
[end pie chart]

Objective: To provide as high a level of current income as is consistent with the preservation of capital.

Special characteristics: Invests in nearly every sector of the bond market, with a preference for higher quality issues.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Bond Fund declined 0.72% for the six months ended June 30, 2010, compared with a 0.31% decline for its benchmark index, the Barclays Capital Global Aggregate Index. The fund’s peer group, as measured by the Lipper Global Income Funds Average, gained 2.26%.

The euro zone debt crisis was the dominant factor in the global bond market for much of the period. Fears receded after the European Union’s bailout of Greece and the introduction in May of the European Financial Stability Facility to help other countries in trouble, notably Spain, Ireland and Portugal. These rescue measures helped the euro recover somewhat after reaching a four-year low against the U.S. dollar in June.

We believe the euro crisis has probably passed its peak and, in any event, was driven more by fear than fact. In the U.S., we are monitoring the impending expiration of tax cuts introduced by the Bush administration.

Fortunately, the fund’s global flexibility allows us to invest anywhere, and we believe that we will be able to find attractive opportunities.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
Bonds & notes of governments & government agencies outside the U.S.	50.4%
Corporate bonds	21.3
Bonds & notes of U.S. government & government agencies	13.7
Mortgage- & asset-backed obligations	8.5
Preferred stocks	.4
Short-term securities & other assets less liabilities	5.7
[end pie chart]

Net assets

Currency weighting by country	Currency weighting (after hedging)

United States1	50.0%
EMU2	16.8
Japan	7.8
Poland	4.3
South Korea	4.1
Mexico	2.8
Australia	2.1
Canada	2.0
Malaysia	1.9
Singapore	1.5
United Kingdom	1.4
Denmark	1.2
Hungary	1.0
Norway	.9
Sweden	.6
Israel	.4
Turkey	.4
Brazil	.3
Egypt	.2
Indonesia	.2
Thailand	.1
100.0%

Objective: To provide, over the long term, a high level of total return consistent with prudent investment management.

Special characteristics: Invests in government and corporate bonds issued in both developed and developing countries. Investment decisions consider a bond’s potential for appreciation and currency gains as well as yield. Up to 35% of assets may be invested in lower rated bonds.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

1Includes U.S. dollar-denominated debt of other countries, totaling 9.9%.

2European Monetary Union consists of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated bonds include corporate and European government debt.

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

High-Income Bond Fund rose 3.81% for the six months ended June 30, 2010, while the fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Index 2% Issuer Cap, gained 4.45%.

After the fund’s large gain in 2009, the first half of 2010 was marked by a more modest increase. Most of the fund’s gain came in the first quarter; in the second quarter, the high-yield market was affected by fallout from the European sovereign debt crisis, as investors grew less comfortable with riskier credits.

Despite widespread concern about financial companies in general, the fund’s holdings in the sector continued to do well for the period. Holdings in capital goods companies also contributed to returns, while utilities were weak.

Amid ongoing uncertainty about the global economic recovery, we believe the high-yield bond market continues to offer attractive opportunities. However, we would caution investors to maintain realistic expectations over the long term.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
Corporate bonds	87.2%
Preferred stocks	2.5
Common stocks	1.3
Other securities	1.2
Short-term securities & other assets less liabilities	7.8
[end pie chart]

Objective: To provide a high level of current income. A secondary investment objective is capital appreciation.

Special characteristics: Invests primarily in higher yielding and generally lower quality bonds. Up to 25% of assets may be invested in securities of issuers outside the United States.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 5.42% for the six months ended June 30, 2010, slightly ahead of its benchmark index, the Citigroup Treasury/Government Sponsored/Mortgage Index, which rose 5.15%.

The fund benefited from the rally in U.S. Treasuries as investors sought safer investments during the euro zone debt crisis. A longer duration helped the fund as longer term Treasuries did better than intermediates. Mortgage-backed bonds also contributed to returns, though the fund’s exposure to these securities is less than at the start of the period, as some analysts expressed concerns about their outlook.

We believe that a gentle rise in interest rates is possible in the future but do not expect it to jeopardize the economic recovery. Amid continued global uncertainty in stock markets, we believe this fund is a good choice for risk-averse investors.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
U.S. Treasury bonds & notes	44.1%
Mortgage-backed obligations	35.3
Federal agency bonds & notes	12.0
Other bonds	.9
Short-term securities & other assets less liabilities	7.7
[end pie chart]

Objective: To provide a high level of current income consistent with preservation of capital.

Special characteristics: Holds mostly securities guaranteed or sponsored by the U.S. government and mortgage-backed securities that offer more stability than stocks and high-yield bonds.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

Cash Management Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Cash Management Fund declined 0.18% during the six months ended June 30, 2010. Most investors view Cash Management Fund — with its investments in highly liquid, short-term money market securities — as a balance against the potential volatility of investing in stocks and bonds and as a place to keep assets while awaiting investment opportunities.

The Federal Reserve has maintained a target for the federal funds rate of 0%–0.25%. As a result, yields on money market securities remain at historic lows, and they could remain at these levels for some time. The fund may not always have positive returns — as has been evidenced this period — and is not guaranteed to maintain a stable net asset value.

Where the fund’s assets were invested based on total net assets as of June 30, 2010

[begin pie chart]
U.S. Treasuries	34.5%
Federal agency discount notes	27.6
Corporate short-term notes & other assets less liabilities	37.9
[end pie chart]

Objective: To provide a way to earn income on cash reserves while preserving capital and maintaining liquidity.

Special characteristics: Holds a diversified mix of high-quality money market instruments.

Global Discovery Fund
Summary investment portfolio, June 30, 2010
unaudited

[begin pie chart]
Largest individual equity securities	Percent of net assets
Teva Pharmaceutical Industries	3.31%
Xinao Gas Holdings	2.84
Ryanair Holdings	2.53
Inverness Medical Innovations	2.16
Rovi	1.99
Apple	1.89
IntercontinentalExchange	1.70
Emergency Medical Services	1.65
British Sky Broadcasting	1.59
CME Group	1.55
[end pie chart]

			Percent
		Value	of net
Common stocks - 85.05%	Shares	(000)	assets

Information technology - 22.15%
Rovi Corp. (1)	105,000	$3,980	1.99%
Apple Inc. (1)	15,000	3,773	1.89
Oracle Corp.	135,000	2,897	1.45
Google Inc., Class A (1)	6,500	2,892	1.45
QUALCOMM Inc.	80,000	2,627	1.32
NetEase.com, Inc. (ADR) (1)	74,400	2,359	1.18
Microsoft Corp.	93,800	2,158	1.08
BYD Co. Ltd., Class H (2)	270,000	1,990	1.00
Acer Inc. (2)	800,000	1,855	.93
Wistron Corp. (2)	1,131,222	1,660	.83
Corning Inc.	100,000	1,615	.81
McAfee, Inc. (1)	52,000	1,597	.80
Other securities		14,799	7.42
		44,202	22.15

Health care - 17.41%
Teva Pharmaceutical Industries Ltd. (ADR)	127,000	6,603	3.31
Inverness Medical Innovations, Inc. (1)	162,000	4,319	2.16
Emergency Medical Services Corp., Class A (1)	67,000	3,285	1.65
Novartis AG (2)	55,000	2,668	1.34
Cooper Companies, Inc.	60,000	2,387	1.20
NuVasive, Inc. (1)	62,000	2,199	1.10
Myriad Genetics, Inc. (1)	142,000	2,123	1.06
Life Technologies Corp. (1)	35,000	1,654	.83
Beckman Coulter, Inc.	25,000	1,507	.75
Other securities		7,987	4.01
		34,732	17.41

Financials - 15.52%
IntercontinentalExchange, Inc. (1)	30,000	3,391	1.70
CME Group Inc., Class A	11,000	3,097	1.55
Sampo Oyj, Class A (2)	125,000	2,615	1.31
China Life Insurance Co. Ltd., Class H (2)	398,000	1,748	.88
Zions Bancorporation	80,000	1,726	.86
CapitaMalls Asia Ltd. (2)	1,096,000	1,632	.82
Deutsche Bank AG (2)	28,800	1,628	.82
Itaú Unibanco Holding SA, preferred nominative (ADR)	88,000	1,585	.79
Industrial and Commercial Bank of China Ltd., Class H (2)	2,135,000	1,550	.78
Other securities		11,998	6.01
		30,970	15.52

Consumer discretionary - 11.77%
British Sky Broadcasting Group PLC (2)	305,000	3,181	1.59
Time Warner Inc.	91,666	2,650	1.33
Comcast Corp., Class A, special nonvoting shares	140,000	2,300	1.15
News Corp., Class A	160,000	1,914	.96
Tractor Supply Co.	29,000	1,768	.89
Paddy Power PLC (2)	55,000	1,708	.86
John Wiley & Sons, Inc., Class A	40,000	1,547	.78
DIRECTV, Class A (1)	45,000	1,527	.77
Other securities		6,889	3.44
		23,484	11.77

Industrials - 7.23%
Ryanair Holdings PLC (ADR) (1)	186,400	5,050	2.53
easyJet PLC (1) (2)	316,000	1,854	.93
Serco Group PLC (2)	205,000	1,786	.90
AMR Corp. (1)	200,000	1,356	.68
Other securities		4,370	2.19
		14,416	7.23

Utilities - 3.55%
Xinao Gas Holdings Ltd. (2)	2,610,000	5,676	2.84
Other securities		1,409	.71
		7,085	3.55

Materials - 0.79%
Ecolab Inc.	35,000	1,572	.79

Energy - 0.75%
Schlumberger Ltd.	27,000	1,494	.75

Other - 1.35%
Other securities		2,693	1.35

Miscellaneous - 4.53%
Other common stocks in initial period of acquisition		9,037	4.53

Total common stocks (cost: $176,993,000)		169,685	85.05

	Principal		Percent
	amount	Value	of net
Convertible securities - 0.61%	(000)	(000)	assets

Industrials - 0.36%
AMR Corp. 6.25% convertible notes 2014	$750	718	.36

Miscellaneous - 0.25%
Other convertible securities in initial period of acquisition		495	.25

Total convertible securities (cost: $1,275,000)		1,213	.61

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 5.70%	(000)	(000)	assets

Bonds & notes of U.S. government - 5.70%
U.S. Treasury 3.50% 2020	$10,860	$11,366	5.70

Total bonds, notes & other debt instruments (cost: $11,185,000)		11,366	5.70

	Principal		Percent
	amount	Value	of net
Short-term securities - 9.17%	(000)	(000)	assets

Procter & Gamble International Funding S.C.A. 0.21% due 7/6/2010 (3)	$4,700	$4,700	2.36
Freddie Mac 0.18%-0.27% due 8/4-9/13/2010	4,600	4,599	2.31
Harvard University 0.24% due 8/9/2010	3,500	3,499	1.75
General Electric Co. 0.08% due 7/1/2010	2,800	2,800	1.40
Fannie Mae 0.20% due 8/25/2010	2,700	2,699	1.35

Total short-term securities (cost: $18,296,000)		18,297	9.17

Total investment securities (cost: $207,749,000)		200,561	100.53
Other assets less liabilities		(1,047)	(.53)

Net assets		$199,514	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $51,345,000, which represented 25.74% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,700,000, which represented 2.36% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

Global Growth Fund
Summary investment portfolio, June 30, 2010
unaudited

[begin pie chart]
Largest individual equity securities	Percent of net assets

Novo Nordisk	2.39%
Anheuser-Busch InBev	2.26
Virgin Media	2.07
América Móvil	1.81
Microsoft	1.69
Telefónica	1.65
Unilever NV	1.54
Koninklijke KPN	1.35
Nintendo	1.31
UnitedHealth Group	1.28
[end pie chart]

			Percent
		Value	of net
Common stocks - 91.33%	Shares	(000)	assets

Information technology - 13.47%
Microsoft Corp.	3,360,000	$77,314	1.69%
Nintendo Co., Ltd. (1)	205,000	59,716	1.31
Oracle Corp.	2,425,000	52,041	1.14
Texas Instruments Inc.	2,080,000	48,422	1.06
Cisco Systems, Inc. (2)	1,981,500	42,226	.92
Samsung Electronics Co. Ltd. (1)	61,045	38,329	.84
Hewlett-Packard Co.	800,000	34,624	.76
Google Inc., Class A (2)	75,000	33,371	.73
Yahoo! Inc. (2)	2,330,200	32,227	.71
Other securities		197,113	4.31
		615,383	13.47

Financials - 12.59%
UBS AG (1) (2)	4,170,000	55,275	1.21
Allianz SE (1)	452,500	44,932	.98
Moody's Corp.	2,179,900	43,424	.95
China Life Insurance Co. Ltd., Class H (1)	7,940,000	34,881	.76
Industrial and Commercial Bank of China Ltd., Class H (1)	43,150,000	31,332	.69
Prudential PLC (1)	3,853,747	28,884	.63
Bank of Nova Scotia	538,000	24,789	.54
Other securities		311,751	6.83
		575,268	12.59

Consumer staples - 12.10%
Anheuser-Busch InBev NV (1)	2,145,024	103,034	2.26
Unilever NV, depository receipts (1)	2,588,000	70,563	1.54
Pernod Ricard SA (1)	675,439	52,250	1.14
METRO AG (1)	743,108	37,779	.83
C&C Group PLC (1)	8,109,589	31,900	.70
Procter & Gamble Co.	450,000	26,991	.59
Other securities		230,220	5.04
		552,737	12.10

Consumer discretionary - 11.22%
Virgin Media Inc. (2)	5,660,000	94,465	2.07
Toyota Motor Corp. (1)	1,452,900	49,964	1.09
Sony Corp. (1)	1,705,000	45,384	.99
Honda Motor Co., Ltd. (1)	1,408,800	40,914	.90
Home Depot, Inc.	1,200,000	33,684	.74
McDonald's Corp.	490,000	32,276	.71
Other securities		216,027	4.72
		512,714	11.22

Health care - 10.80%
Novo Nordisk A/S, Class B (1)	1,355,200	109,318	2.39
UnitedHealth Group Inc.	2,060,000	58,504	1.28
UCB SA (1)	1,090,260	34,157	.75
Aetna Inc.	1,262,600	33,307	.73
Novartis AG (1)	580,000	28,139	.62
Other securities		229,932	5.03
		493,357	10.80

Industrials - 8.39%
United Technologies Corp.	652,000	42,321	.93
Tyco International Ltd.	1,133,750	39,942	.87
Siemens AG (1)	436,157	39,030	.85
Geberit AG (1)	230,000	35,667	.78
KBR, Inc.	1,713,000	34,842	.76
Other securities		191,399	4.20
		383,201	8.39

Telecommunication services - 7.61%
América Móvil, SAB de CV, Series L (ADR)	1,575,000	74,813
América Móvil, SAB de CV, Series L	3,350,000	7,975	1.81
Telefónica, SA (1)	4,087,799	75,487	1.65
Koninklijke KPN NV (1)	4,831,300	61,690	1.35
SOFTBANK CORP. (1)	1,751,300	46,290	1.01
China Telecom Corp. Ltd., Class H (1)	59,870,000	28,583	.63
Other securities		52,874	1.16
		347,712	7.61

Energy - 6.56%
TOTAL SA (1)	1,135,000	50,513	1.11
Reliance Industries Ltd. (1)	2,074,000	48,326	1.06
Chevron Corp.	630,000	42,752	.94
Other securities		157,803	3.45
		299,394	6.56

Materials - 4.50%
Sigma-Aldrich Corp.	550,000	27,407	.60
Other securities		178,327	3.90
		205,734	4.50

Utilities - 1.91%
GDF SUEZ (1)	1,232,805	34,879	.76
Other securities		52,301	1.15
		87,180	1.91

Miscellaneous - 2.18%
Other common stocks in initial period of acquisition		99,490	2.18

Total common stocks (cost: $3,859,121,000)		4,172,170	91.33

			Percent
		Value	of net
Preferred stocks - 0.17%		(000)	assets

Financials - 0.17%
Other securities		7,966	.17

Total preferred stocks (cost: $6,891,000)		7,966	.17

	Principal		Percent
	amount	Value	of net
Short-term securities - 8.30%	(000)	(000)	assets

Fannie Mae 0.175%-0.25% due 8/4-9/20/2010	$111,700	111,682	2.44
Freddie Mac 0.23%-0.24% due 8/11-9/2/2010	98,391	98,377	2.15
Federal Home Loan Bank 0.18%-0.19% due 7/7-9/29/2010	83,200	83,180	1.82
Bank of Nova Scotia 0.17% due 7/1/2010	25,000	25,000	.55
Hewlett-Packard Co. 0.16% due 7/22/2010 (3)	11,200	11,199	.25
Other securities		49,693	1.09

Total short-term securities (cost: $379,100,000)		379,131	8.30

Total investment securities (cost: $4,245,112,000)		4,559,267	99.80
Other assets less liabilities		9,031	.20

Net assets		$4,568,298	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $1,057,000, which represented .02% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $2,319,403,000, which represented 50.77% of the net assets of the fund. This amount includes $2,318,346,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $49,559,000, which represented 1.08% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Global Small Capitalization Fund
Summary investment portfolio, June 30, 2010
unaudited

[begin pie chart]
Largest individual equity securities	Percent of net assets

Xinao Gas Holdings	2.63%
African Minerals	1.79
Rovi	1.66
Kingboard Laminates	1.61
Kingboard Chemical Holdings	1.59
AAC Acoustic Technologies Holdings	1.24
Jumbo	1.22
Industrial and Commercial Bank of China (Asia)	1.20
Modern Times Group	1.08
International Container Terminal Services	1.00
[end pie chart]

			Percent
		Value	of net
Common stocks - 87.16%	Shares	(000)	assets

Information technology - 17.43%
Rovi Corp. (1)	1,354,600	$51,353	1.66%
Kingboard Laminates Holdings Ltd. (2)	59,286,509	49,595	1.61
Kingboard Chemical Holdings Ltd. (2)	11,482,000	49,149	1.59
AAC Acoustic Technologies Holdings Inc. (2)	27,004,100	38,442	1.24
Hittite Microwave Corp. (1)	525,000	23,489	.76
VTech Holdings Ltd. (2)	2,124,000	22,639	.73
Infotech Enterprises Ltd. (2)	5,171,976	20,968	.68
Global Unichip Corp. (2)	5,576,627	20,107	.65
RichTek Technology Corp. (2)	2,300,000	19,282	.62
Other securities		243,250	7.89
		538,274	17.43

Consumer discretionary - 16.33%
Jumbo SA (2)	6,196,770	37,548	1.22
Modern Times Group MTG AB, Class B (2)	613,500	33,463	1.08
Strayer Education, Inc.	128,100	26,631	.86
Hankook Tire Co., Ltd. (2)	1,151,000	26,102	.84
Fourlis (2) (3)	2,804,285	24,605	.80
Lions Gate Entertainment Corp. (1)	3,450,000	24,081	.78
Golden Eagle Retail Group Ltd. (2)	10,730,000	22,429	.73
Pantaloon Retail (India) Ltd. (2)	2,500,000	22,133	.72
Paddy Power PLC (2)	656,000	20,369	.66
ASOS PLC (1) (2)	1,569,188	19,979	.65
Other securities		247,104	7.99
		504,444	16.33

Industrials - 11.81%
International Container Terminal Services, Inc. (2)	47,285,000	30,772	1.00
Intertek Group PLC (2)	1,385,000	29,622	.96
Continental Airlines, Inc., Class B (1)	1,315,000	28,930	.94
Copart, Inc. (1)	540,000	19,337	.63
Other securities		256,154	8.28
		364,815	11.81

Materials - 10.14%
African Minerals Ltd. (1) (2)	7,905,000	42,087
African Minerals Ltd. (1) (2) (4)	2,480,000	13,204	1.79
Midas Holdings Ltd. (2)	46,865,000	30,354	.98
European Goldfields Ltd. (1) (2)	4,691,100	30,166	.98
Jaguar Mining Inc. (1)	3,201,500	28,419	.92
Other securities		168,961	5.47
		313,191	10.14

Health care - 8.31%
Volcano Corp. (1)	1,031,996	22,518	.73
Emergency Medical Services Corp., Class A (1)	455,600	22,338	.72
Inverness Medical Innovations, Inc. (1)	784,577	20,917	.68
JSC Pharmstandard (GDR) (1) (2)	946,865	20,656	.67
ZOLL Medical Corp. (1)	727,424	19,713	.64
Illumina, Inc. (1)	422,000	18,370	.59
Other securities		132,095	4.28
		256,607	8.31

Financials - 7.69%
Industrial and Commercial Bank of China (Asia) Ltd. (2)	14,047,611	37,113	1.20
Daegu Bank, Ltd. (2)	1,553,320	17,625	.57
Other securities		182,826	5.92
		237,564	7.69

Energy - 3.74%
Heritage Oil Ltd. (1) (2)	4,563,000	26,676	.86
Concho Resources Inc. (1)	454,000	25,120	.81
Cimarex Energy Co.	309,000	22,118	.72
Other securities		41,722	1.35
		115,636	3.74

Utilities - 3.22%
Xinao Gas Holdings Ltd. (2)	37,329,700	81,183	2.63
Hyflux Ltd (2)	7,852,000	18,129	.59
		99,312	3.22

Consumer staples - 2.99%
Kernel Holding SA (1) (2)	1,555,000	27,481	.89
Hite Brewery Co., Ltd. (2)	171,300	20,341	.66
Other securities		44,649	1.44
		92,471	2.99

Telecommunication services- 0.55%
Other securities		16,931	.55

Miscellaneous - 4.95%
Other common stocks in initial period of acquisition		152,923	4.95

Total common stocks (cost: $2,527,382,000)		2,692,168	87.16

Rights & warrants - 0.17%

Other - 0.11%
Other securities		3,387	.11

Miscellaneous - 0.06%
Other rights & warrants in initial period of acquisition		1,982	.06

Total rights & warrants (cost: $7,273,000)		5,369	.17

Convertible securities - 0.44%

Other - 0.44%
Other securities		13,583	.44

Total convertible securities (cost: $13,547,000)		13,583	.44

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 4.02%	(000)	(000)	assets

Bonds & notes of U.S. government - 3.80%
U.S. Treasury 3.50% 2020	$112,050	117,276	3.80

Financials- 0.22%
Other securities		6,843	.22

Total bonds, notes & other debt instruments (cost: $121,722,000)		124,119	4.02

Short-term securities - 9.51%

General Electric Co. 0.08% due 7/1/2010	55,000	55,000	1.78
Freddie Mac 0.15%-0.24% due 8/18-12/8/2010	47,670	47,643	1.54
Fannie Mae 0.175%-0.31% due 7/14/2010-2/1/2011	44,857	44,836	1.45
Bank of Nova Scotia 0.25% due 7/20/2010	29,300	29,296	.95
U.S. Treasury Bill 0.11%-0.155% due 8/19/2010	29,100	29,095	.94
Straight-A Funding LLC 0.33%-0.37% due 8/13-8/19/2010 (4)	28,600	28,588	.93
Province of Ontario 0.27% due 9/14/2010	27,100	27,073	.88
International Bank for Reconstruction and Development 0.18% due 7/19/2010	20,800	20,798	.67
Other securities		11,299	.37

Total short-term securities (cost: $293,633,000)		293,628	9.51

Total investment securities (cost: $2,963,557,000)		3,128,867	101.30
Other assets less liabilities		(40,043)	(1.30)

Net assets		$3,088,824	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of 5,491,000, which represented .18% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the six months ended June 30, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 6/30/10 (000)
Fourlis (2)	2,804,285	-	-	2,804,285	$781	$24,605
Allied Gold Ltd. (1) (2)	38,040,274	-	-	38,040,274	-	11,716
Allied Gold Ltd. (CDI) (1) (2)	12,000,000	-	-	12,000,000	-	3,617
Allied Gold Ltd. (GBP denominated) (1) (2)	3,800,000	-	-	3,800,000	-	1,145
Pursuit Dynamics PLC (1) (2)	4,229,200	300,000	-	4,529,200	-	13,707
JVM Co., Ltd. (1) (2)	411,500	-	-	411,500	-	7,662
Conquest Mining Ltd. (1) (2)	20,000,000	-	-	20,000,000	-	5,434
Airesis SA (1) (2)	3,294,151	-	-	3,294,151	-	5,066
Zenergy Power PLC (1) (2)	2,000,000	2,073,000	-	4,073,000	-	3,994
Mwana Africa PLC (1) (2) (4)	-	30,000,000	-	30,000,000	-	3,410
Mwana Africa PLC (1) (2)	192,500	-	-	192,500	-	22
Gemfields Resources PLC (1) (2)	2,000,000	10,000,000	-	12,000,000	-	852
Gemfields Resources PLC (1) (2) (4)	8,149,333	-	-	8,149,333	-	578
International Petroleum Ltd. (1) (5) (6)	-	20,000,000	-	20,000,000	-	-
International Petroleum Ltd. (1) (2) (5) (6)	2,894,353	-	-	2,894,353	-	-
Jumbo SA (2) (5)	7,141,333	-	944,563	6,196,770	-	-
Kenmare Resources PLC (1) (2) (5)	21,637,759	19,960,400	-	41,598,159	-	-
Kenmare Resources PLC (1) (2) (4) (5)	-	7,047,991	-	7,047,991	-	-
					$781	$81,808

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,621,527,000, which represented 52.50% of the net assets of the fund. This amount includes $1,602,904,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $73,571,000, which represented 2.38% of the net assets of the fund.

(5) Unaffiliated issuer at 6/30/2010.
(6) This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2009; it was not publicly disclosed.

Key to abbreviations

CDI = CREST Depository Interest
GDR = Global Depositary Receipts
GBP = British pounds

See Notes to Financial Statements

Growth Fund
Summary investment portfolio, June 30, 2010
unaudited

[begin pie chart]
Largest individual equity securities	Percent of net assets

Apple	2.41%
Google	2.04
Newmont Mining	1.96
Wells Fargo	1.90
Barrick Gold	1.77
Suncor	1.76
Intuitive Surgical	1.45
First Solar	1.42
Goldman Sachs	1.41
Canadian Natural Resources	1.33
[end pie chart]

			Percent
		Value	of net
Common stocks - 93.97%	Shares	(000)	assets

Consumer discretionary - 15.37%
Home Depot, Inc.	10,556,000	$296,307	1.29%
Amazon.com, Inc. (1)	2,467,000	269,544	1.17
Wynn Macau, Ltd. (1) (2)	157,230,000	257,225	1.12
Wynn Resorts, Ltd.	3,120,000	237,962	1.03
Chipotle Mexican Grill, Inc. (1)	1,241,400	169,836	.74
Johnson Controls, Inc.	6,299,100	169,257	.73
CarMax, Inc. (1)	7,842,500	156,066	.68
Lowe's Companies, Inc.	7,446,000	152,047	.66
lululemon athletica inc. (1) (3)	4,000,000	148,880	.65
Starbucks Corp.	6,000,000	145,800	.63
Best Buy Co., Inc.	4,100,000	138,826	.60
Other securities		1,399,177	6.07
		3,540,927	15.37

Information technology - 15.14%
Apple Inc. (1)	2,210,000	555,881	2.41
Google Inc., Class A (1)	1,058,000	470,757	2.04
Oracle Corp.	13,868,800	297,624	1.29
Microsoft Corp.	9,520,000	219,055	.95
Cisco Systems, Inc. (1)	10,209,000	217,554	.94
EMC Corp. (1)	10,000,000	183,000	.79
Lender Processing Services, Inc. (3)	5,785,000	181,128	.79
Fidelity National Information Services, Inc.	6,454,800	173,118	.75
Other securities		1,189,705	5.18
		3,487,822	15.14

Financials - 13.73%
Wells Fargo & Co.	17,140,996	438,809	1.90
Goldman Sachs Group, Inc.	2,480,000	325,550	1.41
Berkshire Hathaway Inc., Class A (1)	2,115	253,800	1.10
Bank of America Corp.	16,430,000	236,099	1.03
Fairfax Financial Holdings Ltd.	230,000	85,263
Fairfax Financial Holdings Ltd. (CAD denominated)	215,000	78,742	.71
Citigroup Inc. (1)	39,800,000	149,648	.65
JPMorgan Chase & Co.	3,968,200	145,276	.63
Other securities		1,450,599	6.30
		3,163,786	13.73

Energy - 12.44%
Suncor Energy Inc.	13,764,081	405,081	1.76
Canadian Natural Resources, Ltd.	9,251,400	307,033	1.33
Pacific Rubiales Energy Corp. (1)	12,550,000	281,286	1.22
Devon Energy Corp.	3,424,700	208,633	.91
Schlumberger Ltd.	3,447,300	190,774	.83
Tenaris SA (ADR)	5,410,000	187,240	.81
Core Laboratories NV	1,100,000	162,371	.70
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	4,260,000	146,203	.63
Noble Energy, Inc.	2,400,000	144,792	.63
Denbury Resources Inc. (1)	9,810,800	143,630	.62
Concho Resources Inc. (1)	2,500,000	138,325	.60
Other securities		551,905	2.40
		2,867,273	12.44

Materials - 9.66%
Newmont Mining Corp.	7,305,000	451,011	1.96
Barrick Gold Corp.	9,000,000	408,690	1.77
Potash Corp. of Saskatchewan Inc.	2,800,000	241,472	1.05
Rio Tinto PLC (2)	4,052,955	177,356	.77
Gold Fields Ltd. (2)	10,000,000	134,655	.59
Other securities		811,662	3.52
		2,224,846	9.66

Health care - 9.49%
Intuitive Surgical, Inc. (1)	1,055,000	332,979	1.45
Gilead Sciences, Inc. (1)	7,660,000	262,585	1.14
Hospira, Inc. (1)	2,400,000	137,880	.60
Other securities		1,452,141	6.30
		2,185,585	9.49

Industrials - 8.91%
First Solar, Inc. (1)	2,885,095	328,410	1.42
Boeing Co.	3,665,000	229,979	1.00
Stericycle, Inc. (1)	3,390,000	222,316	.96
Lockheed Martin Corp.	1,820,000	135,590	.59
Other securities		1,137,927	4.94
		2,054,222	8.91

Consumer staples - 4.40%
Philip Morris International Inc.	4,430,000	203,071	.88
Other securities		810,437	3.52
		1,013,508	4.40

Telecommunication services - 2.12%
Other securities		488,022	2.12

Utilities - 1.13%
Other securities		259,597	1.13

Miscellaneous - 1.58%
Other common stocks in initial period of acquisition		365,036	1.58

Total common stocks (cost: $19,469,691,000)		21,650,624	93.97

Convertible securities - 0.05%

Other - 0.05%
Other securities		10,456	.05

Total convertible securities (cost: $8,750,000)		10,456	.05

	Principal
	amount
Short-term securities - 6.98%	(000)

Fannie Mae 0.18%-0.29% due 7/7/2010-1/18/2011	$214,410	214,229	.93
Jupiter Securitization Co., LLC 0.40%-0.46% due 7/19-9/8/2010 (4)	187,000	186,888	.81
NetJets Inc. 0.18%-0.22% due 7/19-8/4/2010 (4)	74,200	74,187	.32
Other securities		1,132,008	4.92

Total short-term securities (cost: $1,607,325,000)		1,607,312	6.98

Total investment securities (cost: $21,085,766,000)		23,268,392	101.00
Other assets less liabilities		(229,575)	(1.00)

Net assets		$23,038,817	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the six months ended June 30, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 6/30/10 (000)
Lender Processing Services, Inc.	5,785,000	-	-	5,785,000	$1,157	$181,128
lululemon athletica inc. (1)	4,000,000	-	-	4,000,000	-	148,880
Capella Education Co. (1)	-	1,086,826	-	1,086,826	-	88,413
Air Lease Corp., Class A (1) (2) (5)	-	4,183,448	-	4,183,448	-	83,669
Blue Nile, Inc. (1)	1,043,000	-	-	1,043,000	-	49,105
Heartland Payment Systems, Inc.	2,426,600	-	-	2,426,600	49	36,011
KGen Power Corp. (1) (2) (5)	3,166,128	-	-	3,166,128	-	22,163
Core Laboratories NV (6)	1,197,700	-	97,700	1,100,000	234	-
Minerals Technologies Inc. (6)	1,025,000	-	1,025,000	-	1	-
Pacific Rubiales Energy Corp. (1) (6)	12,550,000	-	-	12,550,000	-	-
Palm, Inc. (6)	9,250,000	-	9,250,000	-	-	-
Uranium One Inc. (1) (6)	25,544,500	7,102,700	23,085,000	9,562,200	-	-
					$1,441	$609,369

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,989,966,000, which represented 8.64% of the net assets of the fund. This amount includes $1,867,787,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $957,957,000, which represented 4.16% of the net assets of the fund.

(5) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of
	date	(000)	(000)	net assets

Air Lease Corp., Class A	6/30/2010	$83,669	$83,669	.36%
KGen Power Corp.	12/19/2006	44,326	22,163	.10
Other restricted securities		38,381	16,347	.07

Total restricted securities		$166,376	$122,179	.53%

(6) Unaffiliated issuer at 6/30/2010.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

See Notes to Financial Statements

International Fund
Summary investment portfolio, June 30, 2010
unaudited

[begin pie chart]
Largest individual equity securities	Percent of net assets
Bayer	3.80%
Novartis	3.22
América Móvil	2.25
Gazprom	2.09
Nestlé	1.96
Teva Pharmaceutical Industries	1.82
Prudential	1.69
BNP Paribas	1.58
Credit Suisse	1.58
Daimler	1.58
[end pie chart]

			Percent
		Value	of net
Common stocks - 91.44%	Shares	(000)	assets

Financials - 19.86%
Prudential PLC (1)	18,909,470	$141,728	1.69%
BNP Paribas SA (1)	2,476,693	132,242	1.58
Credit Suisse Group AG (1)	3,516,613	132,168	1.58
Bank of China Ltd., Class H (1)	207,848,000	104,857	1.25
Banco Santander, SA (1)	9,719,011	102,127	1.22
Erste Bank der oesterreichischen Sparkassen AG (1)	3,088,804	98,266	1.17
Lloyds Banking Group PLC (1) (2)	123,074,399	97,651	1.17
UniCredit SpA (1)	42,427,450	94,176	1.13
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,456,150	80,255	.96
Housing Development Finance Corp. Ltd. (1)	969,000	60,868	.73
Other securities		617,256	7.38
		1,661,594	19.86

Health care - 12.10%
Bayer AG (1)	5,690,023	317,475	3.80
Novartis AG (1)	5,544,613	269,005	3.22
Teva Pharmaceutical Industries Ltd. (ADR)	2,928,000	152,227	1.82
Merck KGaA (1)	972,655	70,860	.85
Richter Gedeon Nyrt (1)	307,000	54,290	.65
Other securities		148,427	1.76
		1,012,284	12.10

Information technology - 10.56%
SAP AG (1)	2,550,000	113,265	1.35
Canon, Inc. (1)	2,738,900	102,115	1.22
HOYA CORP. (1)	4,158,300	88,297	1.06
Telefonaktiebolaget LM Ericsson, Class B (1)	5,867,090	65,323	.78
NetEase.com, Inc. (ADR) (2)	1,870,000	59,298	.71
Rohm Co., Ltd. (1)	979,100	58,477	.70
Other securities		396,484	4.74
		883,259	10.56

Consumer discretionary - 10.20%
Daimler AG (1) (2)	2,607,000	132,011	1.58
Industria de Diseño Textil, SA (1)	1,810,000	102,655	1.23
British Sky Broadcasting Group PLC (1)	9,457,500	98,643	1.18
Fiat SpA (1)	7,507,800	77,269	.92
Honda Motor Co., Ltd. (1)	1,302,000	37,812	.45
Other securities		404,890	4.84
		853,280	10.20

Consumer staples - 8.77%
Nestlé SA (1)	3,404,800	164,282	1.96
Anheuser-Busch InBev NV (1)	2,612,414	125,485
Anheuser-Busch InBev NV, VVPR STRIPS (1) (2)	1,189,792	4	1.50
Pernod Ricard SA (1)	1,319,409	102,065	1.22
Imperial Tobacco Group PLC (1)	3,200,000	89,223	1.07
Danone SA (1)	1,234,806	65,941	.79
Other securities		186,376	2.23
		733,376	8.77

Industrials - 7.70%
Ryanair Holdings PLC (ADR) (2)	3,311,400	89,706	1.07
BAE Systems PLC (1)	18,804,000	87,358	1.04
Siemens AG (1)	946,000	84,655	1.01
Wolseley PLC (1) (2)	3,188,152	62,330	.74
Other securities		319,621	3.84
		643,670	7.70

Telecommunication services - 6.91%
América Móvil, SAB de CV, Series L (ADR)	3,961,500	188,171	2.25
MTN Group Ltd. (1)	9,849,900	129,127	1.54
Philippine Long Distance Telephone Co. (1)	1,080,410	55,416
Philippine Long Distance Telephone Co. (ADR)	340,000	17,330	.87
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B (1)	65,947,500	55,592	.66
Other securities		132,381	1.59
		578,017	6.91

Energy - 6.71%
OAO Gazprom (ADR) (1)	9,310,300	175,112	2.09
BP PLC (1)	18,967,137	91,094	1.09
Reliance Industries Ltd. (1)	3,055,000	71,184	.85
Royal Dutch Shell PLC, Class B (1)	2,200,000	53,265	.64
Other securities		170,747	2.04
		561,402	6.71

Materials - 5.65%
ArcelorMittal (1)	4,803,500	127,754	1.53
Linde AG (1)	814,600	85,535	1.02
Other securities		258,943	3.10
		472,232	5.65

Utilities - 1.45%
GDF SUEZ (1)	2,409,264	68,164	.81
Other securities		52,900	.64
		121,064	1.45

Miscellaneous - 1.53%
Other common stocks in initial period of acquisition		127,711	1.53

Total common stocks (cost: $7,569,476,000)		7,647,889	91.44

			Percent
		Value	of net
Preferred stocks - 0.11%		(000)	assets

Financials - 0.11%
Other securities		9,469	.11

Total preferred stocks (cost: $8,576,000)		9,469	.11

			Percent
		Value	of net
Bonds, notes & other debt instruments - 0.10%		(000)	assets

Financials - 0.10%
Other securities		8,815	.10

Total bonds, notes & other debt instruments (cost: $9,215,000)		8,815	.10

	Principal		Percent
	amount	Value	of net
Short-term securities - 7.85%	(000)	(000)	assets

Fannie Mae 0.15%-0.20% due 8/4-9/15/2010	$126,818	126,790	1.52
Freddie Mac 0.21%-0.24% due 8/11/2010	83,400	83,391	1.00
Bank of Nova Scotia 0.14%-0.21% due 7/2-7/28/2010	81,100	81,094	.97
Toronto-Dominion Holdings USA Inc. 0.22% due 8/16-8/23/2010 (3)	80,050	80,019	.96
BNZ International Funding Ltd. 0.37% due 8/16/2010 (3)	44,400	44,378
National Australia Bank Ltd. 0.265% due 7/6/2010 (3)	27,600	27,599	.86
American Honda Finance Corp. 0.20%-0.32% due 7/9-9/2/2010	51,175	51,161	.61
Credit Suisse New York Branch 0.48% due 9/2/2010	31,150	31,125	.37
GDF SUEZ 0.32% due 7/9/2010 (3)	20,000	19,998	.24
Other securities		110,791	1.32
Total short-term securities (cost: $656,339,000)		656,346	7.85

Total investment securities (cost: $8,243,606,000)		8,322,519	99.50
Other assets less liabilities		42,154	.50

Net assets		$8,364,673	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $5,383,000, which represented .06% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other Securities," was $6,816,605,000, which represented 81.49% of the net assets of the fund. This amount includes $6,767,539,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $278,328,000, which represented 3.33% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

New World Fund

Summary investment portfolio, June 30, 2010
unaudited

[begin pie chart]
Largest individual equity securities	Percent of net assets

América Móvil	2.30%
Cochlear	1.58
Samsung Electronics	1.53
Holcim	1.45
Anheuser-Busch InBev	1.40
Bank Rakyat Indonesia	1.38
Novo Nordisk	1.34
Infosys Technologies	1.31
Tesco	1.28
Industrial and Commercial Bank of China	1.26
[end pie chart]

			Percent
		Value	of net
Common stocks - 85.09%	Shares	(000)	assets

Consumer staples - 17.98%
Anheuser-Busch InBev NV (1)	546,000	$26,226	1.40%
Tesco PLC (1)	4,242,418	23,887	1.28
OJSC Magnit (GDR) (1)	1,275,000	21,824
OJSC Magnit (GDR) (1) (2)	64,500	1,104	1.22
Shoprite Holdings Ltd. (1)	1,980,000	21,263	1.14
Wal-Mart de México, SAB de CV, Series V (ADR)	786,000	17,355
Wal-Mart de México, SAB de CV, Series V	1,410,000	3,122	1.09
China Yurun Food Group Ltd. (1)	6,119,000	19,155	1.02
Nestlé SA (1)	380,000	18,335	.98
United Spirits Ltd. (1)	580,142	16,234	.87
SABMiller PLC (1)	529,000	14,688	.78
Pernod Ricard SA (1)	176,297	13,638	.73
Coca-Cola Co.	259,500	13,006	.69
British American Tobacco PLC (1)	393,000	12,444	.66
Other securities		114,441	6.12
		336,722	17.98

Financials - 13.89%
PT Bank Rakyat Indonesia (Persero) Tbk (1)	25,653,150	25,911	1.38
Industrial and Commercial Bank of China Ltd., Class H (1)	32,440,000	23,555	1.26
China Life Insurance Co. Ltd., Class H (1)	4,495,000	19,747	1.05
Türkiye Garanti Bankasi AS (1)	4,510,000	18,685	1.00
Itaú Unibanco Holding SA, preferred nominative (ADR)	559,082	10,069
Itaú Unibanco Holding SA, preferred nominative	347,950	6,265	.87
Housing Development Finance Corp. Ltd. (1)	260,000	16,332	.87
Amil Participações SA, ordinary nominative	1,997,410	16,212	.87
Banco Santander, SA (1)	1,501,362	15,776	.84
DLF Ltd. (1)	2,550,000	15,650	.84
Other securities		91,898	4.91
		260,100	13.89

Industrials - 8.10%
Murray & Roberts Holdings Ltd. (1)	3,675,000	18,490	.99
Schneider Electric SA (1)	148,220	15,002	.80
Boart Longyear Ltd. (1) (3)	6,290,000	14,816	.79
Container Corp. of India Ltd. (1)	455,735	13,138	.70
Other securities		90,346	4.82
		151,792	8.10

Consumer discretionary - 7.50%
Truworths International Ltd. (1)	3,232,000	22,474	1.20
Toyota Motor Corp. (1)	588,300	20,231	1.08
McDonald's Corp.	205,000	13,503	.72
Honda Motor Co., Ltd. (1)	455,000	13,214	.71
Naspers Ltd., Class N (1)	384,000	12,906	.69
Other securities		58,237	3.10
		140,565	7.50

Telecommunication services - 7.42%
América Móvil, SAB de CV, Series L (ADR)	864,875	41,081
América Móvil, SAB de CV, Series L	850,000	2,024	2.30
Telefónica, SA (1)	982,000	18,134	.97
Telefónica 02 Czech Republic, AS (1)	685,000	13,319	.71
China Telecom Corp. Ltd., Class H (1)	27,870,000	13,306	.71
Other securities		51,073	2.73
		138,937	7.42

Information technology - 7.42%
Samsung Electronics Co. Ltd. (1)	45,725	28,710	1.53
Infosys Technologies Ltd. (1)	410,200	24,514	1.31
Google Inc., Class A (3)	45,000	20,023	1.07
Cielo SA, ordinary nominative	1,581,600	13,318	.71
Other securities		52,349	2.80
		138,914	7.42

Materials - 6.43%
Holcim Ltd (1)	407,011	27,244	1.45
Anglo American PLC (1) (3)	401,850	13,955	.75
Other securities		79,236	4.23
		120,435	6.43

Energy - 5.49%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	413,520	14,192	.76
Other securities		88,562	4.73
		102,754	5.49

Health care - 4.93%
Cochlear Ltd. (1)	475,000	29,588	1.58
Novo Nordisk A/S, Class B (1)	310,020	25,008	1.34
Krka, dd, Novo mesto (1)	209,640	16,738	.89
Other securities		20,922	1.12
		92,256	4.93

Utilties - 1.77%
Other securities		33,142	1.77

Miscellaneous - 4.16%
Other common stocks in initial period of acquisition		78,014	4.16

Total common stocks (cost: $1,347,433,000)		1,593,631	85.09

			Percent
		Value	of net
Rights & warrants - 0.01%		(000)	assets

Other - 0.00%
Other securities		28	.00

Miscellaneous - 0.01%
Other rights & warrants in initial period of acquisition		121	.01

Total rights & warrants (cost: $21,000)		149	.01

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 9.13%	(000)	(000)	assets

Bonds & notes of governments outside the U.S. - 8.32%
Brazil (Federal Republic of) Global:
11.00% 2040	$13,375	$17,976
5.875%-10.125% 2010-2027 (4)	10,614	12,575
12.50% 2016-2022	BRL 4,100	2,567
Brazilian Treasury Bill 6.00% 2010-2045 (5)	12,234	6,791
Brazil (Federal Republic of) 10.00% 2017	5,500	2,759	2.28
Turkey (Republic of):
6.75%-7.50% 2015-2040	$11,000	12,155
10.00%-16.00% 2011-2013 (5)	TRY 10,553	7,550	1.05
United Mexican States Government Global 5.625%-7.50% 2013-2040	$8,625	9,499
United Mexican States Government 7.75%-10.00% 2012-2036	MXN105,671	9,308	1.00
Other securities		74,714	3.99
		155,894	8.32

Other - 0.81%
Other securities		15,056	.81

Total bonds, notes & other debt instruments (cost: $155,815,000)		170,950	9.13

	Principal		Percent
	amount	Value	of net
Short-term securities - 5.33%	(000)	(000)	assets

KfW 0.23% due 7/23/2010 (2)	$20,000	$19,998	1.07
Straight-A Funding LLC 0.37%-0.40% due 8/10-8/19/2010 (2)	20,000	19,989	1.07
Freddie Mac 0.23%-0.31% due 10/25-12/15/2010	14,545	14,533	.78
U.S. Treasury Bills 0.11%-0.155% due 8/19-8/26/2010	13,300	13,298	.71
Nestlé Capital Corp. 0.26% due 8/11/2010 (2)	5,000	4,998	.26
Other securities		27,091	1.44
Total short-term securities (cost: $99,907,000)		99,907	5.33

Total investment securities (cost: $1,603,176,000)		1,864,637	99.56
Other assets less liabilities		8,171	.44

Net assets		$1,872,808	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,155,297,000, which represented 61.69% of the net assets of the fund. This amount includes $1,148,439,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $91,534,000, which represented 4.89% of the net assets of the fund.

(3) Security did not produce income during the last 12 months.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Index-linked bond whose principal amount moves with a government retail price index.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
MXN = Mexican pesos
TRY = New Turkish liras

See Notes to Financial Statements

Blue Chip Income and Growth Fund
Summary investment portfolio, June 30, 2010
unaudited

[begin pie chart]
Largest individual equity securities	Percent of net assets

AT&T	4.82%
Microsoft	4.00
Hewlett-Packard	3.83
ConocoPhillips	3.16
Merck	3.06
Intel	3.04
Oracle	2.98
IBM	2.94
Bank of America	2.46
JPMorgan Chase	2.39
[end pie chart]

			Percent
		Value	of net
Common stocks - 95.79%	Shares	(000)	assets

Information technology - 22.82%
Microsoft Corp.	6,060,000	$139,441	4.00%
Hewlett-Packard Co.	3,088,300	133,662	3.83
Intel Corp.	5,450,000	106,002	3.04
Oracle Corp.	4,840,000	103,866	2.98
International Business Machines Corp.	830,000	102,488	2.94
Nokia Corp. (ADR)	5,500,000	44,825	1.29
Google Inc., Class A (1)	70,500	31,369	.90
Texas Instruments Inc.	1,250,000	29,100	.84
Cisco Systems, Inc. (1)	1,300,000	27,703	.80
Other securities		77,065	2.20
		795,521	22.82

Industrials - 14.56%
CSX Corp.	1,020,000	50,623	1.45
United Technologies Corp.	760,000	49,332	1.41
United Parcel Service, Inc., Class B	850,000	48,356	1.39
Boeing Co.	753,522	47,284	1.36
General Electric Co.	3,100,000	44,702	1.28
Rockwell Automation	700,000	34,363	.99
Norfolk Southern Corp.	592,800	31,448	.90
Illinois Tool Works Inc.	650,000	26,832	.77
Emerson Electric Co.	600,000	26,214	.75
Union Pacific Corp.	375,000	26,066	.75
Other securities		122,519	3.51
		507,739	14.56

Health care - 12.11%
Merck & Co., Inc.	3,045,400	106,498	3.06
Medtronic, Inc.	1,900,000	68,913	1.98
Abbott Laboratories	1,050,000	49,119	1.41
Amgen Inc. (1)	875,000	46,025	1.32
Eli Lilly and Co.	900,000	30,150	.86
AstraZeneca PLC (ADR)	600,000	28,278	.81
Bristol-Myers Squibb Co.	1,125,000	28,058	.80
Other securities		65,018	1.87
		422,059	12.11

Consumer discretionary - 9.01%
CBS Corp., Class B	4,250,000	54,953	1.57
Target Corp.	1,100,000	54,087	1.55
Lowe's Companies, Inc.	2,300,000	46,966	1.35
Leggett & Platt, Inc.	1,500,000	30,090	.86
Staples, Inc.	1,385,000	26,384	.76
Other securities		101,824	2.92
		314,304	9.01

Consumer staples - 9.01%
Philip Morris International Inc.	1,545,000	70,823	2.03
Kraft Foods Inc., Class A	2,030,000	56,840	1.63
Kimberly-Clark Corp.	555,000	33,650	.97
PepsiCo, Inc.	550,000	33,522	.96
Kellogg Co.	592,000	29,777	.85
Walgreen Co.	1,107,083	29,559	.85
ConAgra Foods, Inc.	1,200,000	27,984	.80
Other securities		32,015	.92
		314,170	9.01

Financials - 8.61%
Bank of America Corp.	5,970,000	85,789	2.46
JPMorgan Chase & Co.	2,275,000	83,288	2.39
American Express Co.	1,250,000	49,625	1.42
Capital One Financial Corp.	700,000	28,210	.81
Other securities		53,130	1.53
		300,042	8.61

Energy - 7.54%
ConocoPhillips	2,245,000	110,207	3.16
Schlumberger Ltd.	950,000	52,573	1.51
Royal Dutch Shell PLC, Class A (ADR)	900,000	45,198	1.30
Other securities		54,791	1.57
		262,769	7.54

Telecommunication services - 6.82%
AT&T Inc.	6,945,000	167,999	4.82
Verizon Communications Inc.	2,000,000	56,040	1.61
Other securities		13,729	.39
		237,768	6.82

Utlities - 1.92%
Other securities		66,812	1.92

Materials - 0.74%
Air Products and Chemicals, Inc.	400,000	25,924	.74

Miscellaneous - 2.65%
Other common stocks in initial period of acquisition		92,272	2.65

Total common stocks (cost: $3,319,102,000)		3,339,380	95.79

			Percent
	Shares	Value	of net
Rights & warrants - 0.00%		(000)	assets

Financials - 0.00%
Other securities	60,000	-	.00

Total rights & warrants (cost: $230,000)		-	.00

			Percent
		Value	of net
Convertible securities - 0.13%		(000)	assets

Materials - 0.13%
Other securities		4,394	.13

Total convertible securities (cost: $6,842,000)		4,394	.13

	Principal		Percent
	amount	Value	of net
Short-term securities - 4.31%	(000)	(000)	assets

Freddie Mac 0.175%-0.27% due 8/4-9/13/2010	$49,400	49,387	1.42
Kimberly-Clark Worldwide Inc. 0.19% due 7/19/2010 (2)	20,000	19,998	.57
IBM Corp. 0.16% due 7/7/2010 (2)	13,100	13,100	.38
Other securities		67,713	1.94
Total short-term securities (cost: $150,190,000)		150,198	4.31

Total investment securities (cost: $3,476,364,000)		3,493,972	100.23
Other assets less liabilities		(7,952)	(.23)

Net assets		$3,486,020	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (which represented less than .01% of the net assets of the fund) was valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Acquired in a transaction exempt from registration under the Securities Act of 1933.  May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $47,045,000, which represented 1.35% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Global Growth and Income Fund
Summary investment portfolio, June 30, 2010
unaudited

[begin pie chart]
Largest individual equity securities	Percent of net assets

Newmont Mining	2.57%
Merck	2.56
Microsoft	2.43
Barrick Gold	2.11
Anheuser-Busch InBev	1.80
Virgin Media	1.75
Industrial and Commercial Bank of China	1.72
Koninklijke KPN	1.62
Yamana Gold	1.60
Telefónica	1.58
[end pie chart]

			Percent
		Value	of net
Common stocks - 90.14%	Shares	(000)	assets

Financials - 16.49%
Industrial and Commercial Bank of China Ltd., Class H (1)	45,432,000	$32,989	1.72%
Australia and New Zealand Banking Group Ltd. (1)	1,676,151	30,090	1.57
JPMorgan Chase & Co.	643,200	23,548	1.23
HSBC Holdings PLC (Hong Kong) (1)	1,020,000	9,344
HSBC Holdings PLC (ADR)	200,000	9,118	.96
Marsh & McLennan Companies, Inc.	800,000	18,040	.94
Prudential PLC (1)	2,213,353	16,589	.86
Macquarie Group Ltd. (1)	500,000	15,387	.80
Macquarie International Infrastructure Fund Ltd. (1)	36,200,164	12,470	.65
Berkshire Hathaway Inc., Class B (2)	124,000	9,882	.52
Bank of Nova Scotia	200,000	9,215	.48
Other securities		129,768	6.76
		316,440	16.49

Information technology - 10.71%
Microsoft Corp.	2,030,000	46,710	2.43
Nintendo Co., Ltd. (1)	93,000	27,091	1.41
International Business Machines Corp.	200,000	24,696	1.29
Google Inc., Class A (2)	46,750	20,802	1.08
MediaTek Inc. (1)	1,109,500	15,474	.81
Other securities		70,710	3.69
		205,483	10.71

Consumer staples - 10.68%
Anheuser-Busch InBev NV (1)	719,000	34,536	1.80
Kraft Foods Inc., Class A	1,048,000	29,344	1.53
British American Tobacco PLC (1)	850,000	26,915	1.40
Unilever NV, depository receipts (1)	705,000	19,222	1.00
Tesco PLC (1)	3,303,000	18,598	.97
C&C Group PLC (1)	4,054,794	15,950	.83
Other securities		60,367	3.15
		204,932	10.68

Materials - 10.14%
Newmont Mining Corp.	800,000	49,392	2.57
Barrick Gold Corp.	890,000	40,415	2.11
Yamana Gold Inc.	3,000,000	30,773	1.60
United States Steel Corp.	350,000	13,492	.70
Other securities		60,437	3.16
		194,509	10.14

Telecommunication services - 9.57%
Koninklijke KPN NV (1)	2,432,000	31,054	1.62
Telefónica, SA (1)	1,640,000	30,285	1.58
AT&T Inc.	1,125,000	27,214	1.42
Verizon Communications Inc.	875,000	24,518	1.28
China Telecom Corp. Ltd., Class H (1)	29,460,000	14,065	.73
KDDI Corp. (1)	2,790	13,253	.69
Other securities		43,131	2.25
		183,520	9.57

Industrials - 9.09%
Joy Global Inc.	400,000	20,036	1.04
Schneider Electric SA (1)	166,274	16,830	.88
Lockheed Martin Corp.	200,000	14,900	.78
General Electric Co.	1,000,000	14,420	.75
Geberit AG (1)	85,000	13,181	.69
Emerson Electric Co.	290,000	12,670	.66
Other securities		82,284	4.29
		174,321	9.09

Health care - 7.91%
Merck & Co., Inc.	1,407,000	49,203	2.56
Eli Lilly and Co.	650,000	21,775	1.14
UCB SA (1)	500,000	15,665	.82
Other securities		65,006	3.39
		151,649	7.91

Consumer discretionary - 7.12%
Virgin Media Inc. (2)	2,015,000	33,630	1.75
McDonald's Corp.	290,000	19,102	1.00
Carnival Corp., units	600,000	18,144	.95
Home Depot, Inc.	480,000	13,474	.70
Other securities		52,204	2.72
		136,554	7.12

Energy - 4.22%
TOTAL SA (1)	395,000	17,579	.92
Baker Hughes Inc.	350,000	14,549	.76
Other securities		48,914	2.54
		81,042	4.22

Utilities - 4.21%
Hongkong Electric Holdings Ltd. (1)	3,470,000	20,653	1.08
Duke Energy Corp.	812,200	12,995	.68
Other securities		47,159	2.45
		80,807	4.21

Total common stocks (cost: $1,823,397,000)		1,729,257	90.14

			Percent
		Value	of net
Preferred stocks - 0.11%		(000)	assets

Financials - 0.11%
Other securities		2,169	.11

Total preferred stocks (cost: $1,103,000)		2,169	.11

			Percent
		Value	of net
Convertible securities - 0.55%		(000)	assets

Other - 0.55%
Other securities		10,484	.55

Total convertible securities (cost: $6,209,000)		10,484	.55

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 2.35%	(000)	(000)	assets

Consumer discretionary - 1.05%
Virgin Media Finance PLC, Series 1, 9.50% 2016	$5,000	5,307
Virgin Media Inc. 6.50% 2018 (3)	9,000	8,887	.74
Other securities	5,100	5,891	.31
		20,085	1.05
Other - 1.30%
Other securities		25,116	1.30

Total bonds, notes & other debt instruments (cost: $38,604,000)		45,201	2.35

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.76%	(000)	(000)	assets

Bank of Nova Scotia 0.20% due 7/28/2010	$28,600	$28,595	1.49
Fannie Mae 0.15%%-0.20% due 7/6-9/15/2010	22,700	22,694	1.18
General Electric Co. 0.08% due 7/1/2010	21,400	21,400	1.12
NetJets Inc. 0.05% due 7/1/2010 (3)	17,300	17,300	.90
Other securities		39,683	2.07
Total short-term securities (cost: $129,670,000)		129,672	6.76

Total investment securities (cost: $1,998,983,000)		1,916,783	99.91
Other assets less liabilities		1,679	.09

Net assets		$1,918,462	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $2,789,0000, which represented .15% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is included in "Other securities" under the respective industry sectors in the summary investment portfolio. Further details on such holdings and related transactions during the six months ended June 30, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 6/30/10 (000)
Rickmers Maritime (1)	27,420,000	-	-	27,420,000	$313	$7,124

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $793,675,000, which represented 41.37% of the net assets of the fund. This amount includes $790,886,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $65,291,000, which represented 3.40% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Growth-Income Fund
Summary investment portfolio, June 30, 2010
unaudited

[begin pie chart]
Largest individual equity securities	Percent of net assets
Oracle	2.96%
Microsoft	2.94
Google	2.42
Merck	1.89
Hewlett-Packard	1.89
AT&T	1.82
ConocoPhillips	1.59
Yahoo	1.56
PepsiCo	1.50
Philip Morris International	1.50
[end pie chart]

			Percent
		Value	of net
Common stocks - 93.62%	Shares	(000)	assets

Information technology - 23.98%
Oracle Corp.	29,917,500	$642,030	2.96%
Microsoft Corp.	27,720,100	637,840	2.94
Google Inc., Class A (1)	1,178,800	524,507	2.42
Hewlett-Packard Co.	9,435,000	408,347	1.89
Yahoo! Inc. (1)	24,371,300	337,055	1.56
Intel Corp.	16,511,900	321,156	1.48
Cisco Systems, Inc. (1)	11,600,000	247,196	1.14
International Business Machines Corp.	1,910,000	235,847	1.09
Corning Inc.	12,000,000	193,800	.89
Flextronics International Ltd. (1)	26,979,700	151,086	.70
MasterCard Inc., Class A	750,000	149,647	.69
Accenture PLC, Class A	3,475,000	134,309	.62
Other securities		1,211,940	5.60
		5,194,760	23.98

Industrials - 13.74%
CSX Corp.	6,172,023	306,318	1.41
Union Pacific Corp.	4,208,200	292,512	1.35
United Technologies Corp.	4,075,000	264,508	1.22
Precision Castparts Corp.	2,065,000	212,530	.98
3M Co.	2,401,000	189,655	.88
Norfolk Southern Corp.	3,565,300	189,139	.87
United Parcel Service, Inc., Class B	3,150,000	179,204	.83
General Dynamics Corp.	2,707,000	158,522	.73
General Electric Co.	10,500,000	151,410	.70
Other securities		1,033,403	4.77
		2,977,201	13.74

Consumer discretionary - 10.53%
Time Warner Inc.	8,566,667	247,662	1.14
Best Buy Co., Inc.	6,650,000	225,169	1.04
DIRECTV, Class A (1)	6,295,000	213,526	.99
News Corp., Class A	14,500,200	173,422	.80
Target Corp.	3,350,000	164,720	.76
Time Warner Cable Inc.	3,138,516	163,454	.75
Apollo Group, Inc., Class A (1)	3,350,000	142,275	.66
Other securities		950,209	4.39
		2,280,437	10.53

Health care - 9.41%
Merck & Co., Inc.	11,690,361	408,812	1.89
Abbott Laboratories	5,380,000	251,676	1.16
Boston Scientific Corp. (1)	27,420,000	159,036	.74
Other securities		1,218,159	5.62
		2,037,683	9.41

Energy - 8.72%
ConocoPhillips	7,003,000	343,777	1.59
Royal Dutch Shell PLC, Class A (ADR)	3,835,000	192,594
Royal Dutch Shell PLC, Class B (ADR)	1,652,391	79,777
Royal Dutch Shell PLC, Class B (2)	139,816	3,385	1.27
Schlumberger Ltd.	4,135,000	228,831	1.06
Baker Hughes Inc.	4,314,700	179,362	.83
Chevron Corp.	2,603,200	176,653	.82
Other securities		684,377	3.15
		1,888,756	8.72

Financials - 8.45%
Bank of America Corp.	15,841,452	227,642	1.05
Capital One Financial Corp.	5,000,000	201,500	.93
JPMorgan Chase & Co.	5,262,900	192,675	.89
HSBC Holdings PLC (Hong Kong) (2)	8,105,309	74,252
HSBC Holdings PLC (ADR)	1,538,570	70,143	.67
Other securities		1,064,524	4.91
		1,830,736	8.45

Consumer staples - 7.60%
PepsiCo, Inc.	5,318,419	324,158	1.50
Philip Morris International Inc.	7,069,500	324,066	1.50
Molson Coors Brewing Co., Class B	5,076,200	215,028	.99
Kraft Foods Inc., Class A	6,000,000	168,000	.78
CVS/Caremark Corp.	5,500,000	161,260	.74
Other securities		453,732	2.09
		1,646,244	7.60

Materials - 4.51%
Air Products and Chemicals, Inc.	3,657,909	237,069	1.09
Monsanto Co.	4,852,000	224,260	1.04
Other securities		516,308	2.38
		977,637	4.51

Telecommunication services - 3.95%
AT&T Inc.	16,310,000	394,539	1.82
Other securities		460,492	2.13
		855,031	3.95

Utilities - 1.57%
Other securities		341,177	1.57

Miscellaneous - 1.16%
Other common stocks in initial period of acquisition		250,981	1.16

Total common stocks (cost: $19,659,407,000)		20,280,643	93.62

Preferred stocks - 0.20%

Financials - 0.20%
JPMorgan Chase & Co., Series I, 7.90% (3)	29,049,000	30,039	.14
Other securities		13,362	.06

Total preferred stocks (cost: $39,985,000)		43,401	.20

Rights & warrants - 0.00%

Financials - 0.00%
Other securities		-	.00

Total rights & warrants (cost: $6,131,000)		-	.00

Convertible securities - 0.48%

Other - 0.48%
Other securities		104,213	.48

Total convertible securities (cost: $90,754,000)		104,213	.48

Bonds, notes & other debt instruments - 0.01%	Principal amount (000)

Financials - 0.01%
Bank of America Corp. 4.25%-4.375% 2010	$2,395	2,425	.01

Total bonds, notes & other debt instruments (cost: $2,337,000)		2,425	.01

Short-term securities - 6.04%

Fannie Mae 0.15%-0.55% due 7/20/2010-1/18/2011	434,098	433,927	2.00
Freddie Mac 0.15%-0.33% due 8/11-12/21/2010	295,300	295,136	1.36
General Electric Co. 0.08% due 7/1/2010	60,000	60,000
General Electric Capital Services, Inc. 0.31% due 7/12/2010	50,000	49,995	.51
Jupiter Securitization Co., LLC 0.32%-0.46% due 7/22-8/17/2010 (4)	61,808	61,779	.29
Merck & Co. Inc. 0.18%-0.27% due 8/2-8/3/2010 (4)	15,126	15,124	.07
Other securities		392,601	1.81

Total short-term securities (cost: $1,308,459,000)		1,308,562	6.04

Total investment securities (cost: $21,107,073,000)		21,739,244	100.35
Other assets less liabilities		(75,342)	(.35)

Net assets		$21,663,902	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,376,332,000, which represented 6.35% of the net assets of the fund. This amount includes $1,375,037,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Coupon rate may change periodically.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $315,634,000, which represented 1.46% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

International Growth and Income
Summary investment portfolio, June 30, 2010
unaudited

[begin pie chart]
Largest individual equity securities	Percent of net assets

Banco Santander	3.94%
Philip Morris International	3.26
Daimler	2.93
Compal Electronics	2.77
Bayer	2.33
Nintendo	2.32
GDF SUEZ	2.31
BAE Systems	2.30
Scottish and Southern Energy	2.23
Aviva	2.00
[end pie chart]

			Percent
		Value	of net
Common stocks - 87.43%	Shares	(000)	assets

Financials - 20.45%
Banco Santander, SA (1)	569,700	$5,986	3.94%
Aviva PLC (1)	652,000	3,030	2.00
Prudential PLC (1)	395,251	2,963	1.95
Bank of China Ltd., Class H (1)	4,580,000	2,311	1.52
China Construction Bank Corp., Class H (1)	2,789,000	2,244	1.48
Barclays PLC (1)	490,000	1,943	1.28
Société Générale (1)	46,123	1,876	1.24
Bank of Cyprus PCL (1)	416,134	1,668	1.10
Woori Finance Holdings Co., Ltd. (1)	72,550	854	.56
Other securities		8,171	5.38
		31,046	20.45

Information technology - 15.42%
Compal Electronics, Inc. (1)	3,535,000	4,214	2.77
Nintendo Co., Ltd. (1)	12,100	3,525	2.32
MediaTek Inc. (1)	185,000	2,580	1.70
Acer Inc. (1)	1,037,120	2,405	1.58
Quanta Computer Inc. (1)	1,161,340	2,099	1.38
Wistron Corp. (1)	1,323,216	1,942	1.28
Autonomy Corp. PLC (1) (2)	69,000	1,862	1.23
Hynix Semiconductor Inc. (1) (2)	50,000	1,014	.67
NetEase.com, Inc. (ADR) (2)	28,500	904	.59
Other securities		2,875	1.90
		23,420	15.42

Consumer staples - 10.22%
Philip Morris International Inc.	108,040	4,953	3.26
Nestlé SA (1)	46,800	2,258	1.49
Anheuser-Busch InBev NV (1)	39,020	1,874	1.24
Wilmar International Ltd. (1)	410,000	1,678	1.11
British American Tobacco PLC (1)	51,000	1,615	1.06
Foster's Group Ltd. (1)	315,000	1,490	.98
Other securities		1,645	1.08
		15,513	10.22

Consumer discretionary - 7.75%
Daimler AG (1) (2)	87,760	4,444	2.93
Virgin Media Inc. (2)	116,300	1,941	1.28
Esprit Holdings Ltd. (1)	164,537	887	.58
Other securities		4,493	2.96
		11,765	7.75

Telecommunication services - 7.04%
América Móvil, SAB de CV, Series L (ADR)	51,000	2,422	1.59
BCE Inc.	40,360	1,178	.77
Telekom Austria AG, non-registered shares (1)	101,927	1,133	.75
Millicom International Cellular SA	13,300	1,078	.71
Other securities		4,881	3.22
		10,692	7.04

Health care - 6.20%
Bayer AG (1)	63,330	3,534	2.33
Novartis AG (1)	61,225	2,970	1.96
Other securities		2,914	1.91
		9,418	6.20

Materials - 5.97%
ArcelorMittal (1)	112,200	2,984	1.97
Linde AG (1)	10,230	1,074	.71
Syngenta AG (1)	4,060	937	.62
Other securities		4,065	2.67
		9,060	5.97

Utilities - 5.89%
GDF SUEZ (1)	124,250	3,515	2.31
Scottish and Southern Energy PLC (1)	204,200	3,385	2.23
CEZ, a s (1)	34,385	1,412	.93
Other securities		631	.42
		8,943	5.89

Industrials - 5.68%
BAE Systems PLC (1)	751,350	3,491	2.30
Legrand SA (1)	83,972	2,474	1.63
AB Volvo, Class B (1) (2)	121,892	1,340	.88
Other securities		1,323	.87
		8,628	5.68

Energy - 2.17%
BP PLC (1)	183,600	882	.58
OAO Gazprom (ADR) (1)	45,900	863	.57
Other securities		1,548	1.02
		3,293	2.17

Miscellaneous - 0.64%
Other common stocks in initial period of acquisition		967	.64

Total common stocks (cost: $139,887,000)		132,745	87.43

			Percent
		Value	of net
Preferred stocks - 0.48%	Shares	(000)	assets

Financials - 0.48%
Barclays Bank PLC 6.86% (3) (4)	355,000	289
Barclays Bank PLC, Series RCI, 14.00% (4)	100,000	187	.32
Other securities		247	.16

Total preferred stocks (cost: $671,000)		723	.48

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 3.41%	(000)	(000)	assets

Financials - 1.35%
AXA SA 6.463% (undated) (3) (4)	$1,275	$1,006	.66
Other securities		1,039	.69
		2,045	1.35

Other - 2.06%
Virgin Media Finance PLC, Series 1, 9.50% 2016	925	982	.64
Other securities		2,149	1.42
		3,131	2.06

Total bonds, notes & other debt instruments (cost: $4,912,000)		5,176	3.41

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.91%	(000)	(000)	assets

Federal Home Loan Bank 0.185%-0.19% due 7/2-9/29/2010	$5,500	$5,499	3.62
Commonwealth Bank of Australia 0.15% due 7/6/2010 (3)	2,000	2,000	1.32
Wal-Mart Stores Inc. 0.17% due 7/12/2010 (3)	2,000	2,000	1.32
Walt Disney Co. 0.19% due 7/19/2010 (3)	1,000	1,000	.65
Total short-term securities (cost: $10,499,000)		10,499	6.91

Total investment securities (cost: $155,969,000)		149,143	98.23
Other assets less liabilities		2,681	1.77

Net assets		$151,824	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $116,094,000, which represented 76.47% of the net assets of the fund. This amount includes $116,019,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $9,140,000, which represented 6.02% of the net assets of the fund.

(4) Coupon rate may change periodically.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Asset Allocation Fund
Summary investment portfolio, June 30, 2010
unaudited

[begin pie chart]
Largest individual equity securities	Percent of net assets

Oracle	1.76%
Boeing	1.53
Hewlett-Packard	1.52
BHP Billiton	1.46
Abbott Laboratories	1.42
Monsanto	1.32
Johnson & Johnson	1.32
Comcast	1.32
IBM	1.31
ACE	1.30
[end pie chart]

			Percent
		Value	of net
Common stocks - 70.54%	Shares	(000)	assets

Information technology - 12.45%
Oracle Corp.	7,560,000	$162,238	1.76
Hewlett-Packard Co.	3,230,000	139,794	1.52
International Business Machines Corp.	980,000	121,010	1.31
Corning Inc.	7,100,000	114,665	1.24
Microsoft Corp.	4,700,000	108,147	1.17
Apple Inc. (1)	380,000	95,582	1.04
Cisco Systems, Inc. (1)	4,410,000	93,977	1.02
Google Inc., Class A (1)	200,000	88,990	.97
Other securities		223,173	2.42
		1,147,576	12.45

Financials - 9.81%
ACE Ltd.	2,320,000	119,434	1.30
Wells Fargo & Co.	3,200,000	81,920	.89
Moody's Corp.	3,900,000	77,688	.84
T. Rowe Price Group, Inc.	1,700,000	75,463	.82
JPMorgan Chase & Co.	2,000,000	73,220	.79
Marsh & McLennan Companies, Inc.	2,940,000	66,297	.72
Other securities		409,716	4.45
		903,738	9.81

Materials - 9.74%
BHP Billiton Ltd. (2)	4,340,000	134,973	1.46
Monsanto Co.	2,640,000	122,021	1.32
Sigma-Aldrich Corp.	1,920,000	95,674	1.04
Newmont Mining Corp.	1,500,000	92,610	1.01
Rio Tinto PLC (2)	1,681,753	73,593	.80
FMC Corp.	1,250,000	71,787	.78
Martin Marietta Materials, Inc.	840,000	71,240	.77
Dow Chemical Co.	3,000,000	71,160	.77
Other securities		164,987	1.79
		898,045	9.74

Health care - 9.33%
Abbott Laboratories	2,790,000	130,516	1.42
Johnson & Johnson	2,060,000	121,664	1.32
Amgen Inc. (1)	2,050,000	107,830	1.17
Cardinal Health, Inc.	2,901,424	97,517	1.06
Zimmer Holdings, Inc. (1)	1,250,000	67,562	.73
Eli Lilly and Co.	2,000,000	67,000	.73
Other securities		267,676	2.90
		859,765	9.33

Industrials - 7.50%
Boeing Co.	2,250,000	141,188	1.53
Deere & Co.	1,100,000	61,248	.67
Other securities		488,770	5.30
		691,206	7.50

Energy - 6.76%
Schlumberger Ltd.	2,030,000	112,340	1.22
Chevron Corp.	1,400,000	95,004	1.03
Suncor Energy Inc.	2,150,000	63,275	.69
Other securities		352,446	3.82
		623,065	6.76

Consumer discretionary - 6.72%
Comcast Corp., Class A	7,000,000	121,590	1.32
Home Depot, Inc.	4,200,000	117,894	1.28
McDonald's Corp.	1,330,000	87,607	.95
DIRECTV, Class A (1)	2,000,000	67,840	.74
Best Buy Co., Inc.	1,845,000	62,472	.68
Other securities		161,762	1.75
		619,165	6.72

Consumer staples - 3.63%
Coca-Cola Co.	2,000,000	100,240	1.09
Unilever NV (New York registered)	2,480,000	67,754	.74
PepsiCo, Inc.	1,000,000	60,950	.66
Other securities		105,867	1.14
		334,811	3.63

Utilities - 1.55%
Other securities		142,679	1.55

Telecommunication services - 1.09%
AT&T Inc.	3,000,000	72,570	.79
Other securities		28,433	.30
		101,003	1.09

Miscellaneous - 1.96%
Other common stocks in initial period of acquisition		180,689	1.96

Total common stocks (cost: $6,303,164,000)		6,501,742	70.54

			Percent
		Value	of net
Preferred stocks - 0.08%		(000)	assets

Financials - 0.08%
Other securities		7,137	.08

Total preferred stocks (cost: $8,161,000)		7,137	.08

			Percent
		Value	of net
Rights & warrants - 0.00%		(000)	assets

Consumer discretionary - 0.00%
Other securities		479	.00

Total rights & warrants (cost: $432,000)		479	.00

			Percent
		Value	of net
Convertible securities - 0.03%		(000)	assets

Consumer discretionary - 0.03%
Other securities		2,635	.03

Total convertible securities (cost: $1,973,000)		2,635	.03

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 25.01%	(000)	(000)	assets

Bonds & notes of U.S. government & government agencies - 9.96%
U.S. Treasury:
3.875% 2010	$164,000	$165,259
4.625% 2011	74,875	79,555
1.875% 2014	92,000	93,674
5.125% 2016	63,000	73,535
3.50% 2039	92,500	85,953
1.625%-8.875% 2012-2040 (3)	308,203	353,191	9.23
Fannie Mae 6.25% 2029	15,575	19,285	.21
Other securities		47,865	.52
		918,317	9.96

Mortgage-backed obligations (4) - 5.64%
Fannie Mae 0%-7.50% 2012-2047	263,729	279,344	3.03
Freddie Mac 5.00%-7.50% 2018-2040 (2) (5)	103,535	110,820	1.20
Other securities		130,009	1.41
		520,173	5.64

Financials - 1.77%
Other securities		163,050	1.77

Industrials - 1.73%
Other securities		159,103	1.73

Health care - 1.44%
Cardinal Health, Inc. 5.80% 2016	4,500	5,046	.05
Abbott Laboratories 5.125% 2019	2,400	2,683	.03
Other securities		125,356	1.36
		133,085	1.44

Telecommunication services - 1.14%
AT&T Inc. 6.70% 2013	4,340	5,013
SBC Communications Inc. 5.10%-5.625% 2014-2016	1,250	1,391	.07
Other securities		98,894	1.07
		105,298	1.14

Consumer discretionary - 1.01%
Comcast Corp. 6.45%-6.95% 2037	6,875	7,747	.08
Other securities		85,547	.93
		93,294	1.01

Information technology - 0.61%
Hewlett-Packard Co. 5.50% 2018	3,100	3,576	.04
Other securities		52,615	.57
		56,191	.61

Other - 1.71%
Other securities		156,943	1.71

Total bonds, notes & other debt instruments (cost: $2,210,289,000)		2,305,454	25.01

	Principal		Percent
	amount	Value	of net
Short-term securities - 5.16%	(000)	(000)	assets

Fannie Mae 0.17%-0.31% due 8/18/2010-2/1/2011	91,800	91,741	1.00
Freddie Mac 0.175%-0.31% due 7/12-12/21/2010	81,900	81,843	.89
AT&T Inc. 0.19% due 7/14/2010 (6)	53,000	52,996	.57
JPMorgan Chase & Co. 0.23% due 7/12/2010	45,300	45,295	.49
U.S. Treasury Bill 0.155% due 8/19/2010	34,700	34,693	.38
Merck & Co. Inc. 0.15% due 8/9/2010 (6)	25,000	24,996	.27
Other securities		143,920	1.56

Total short-term securities (cost: $475,465,000)		475,484	5.16

Total investment securities (cost: $8,999,484,000)		9,292,931	100.82
Other assets less liabilities		(76,015)	(.82)

Net assets		$9,216,916	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $6,567,000, which represented .07% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $486,112,000, which represented 5.27% of the net assets of the fund. This amount includes $423,570,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Coupon rate may change periodically.
(6) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $378,019,000, which represented 4.10% of the net assets of the fund.

See Notes to Financial Statements

Bond Fund
Summary investment portfolio, June 30, 2010
unaudited

[begin pie chart]
Largest Holdings (by issuer)	Percent of net assets

U.S. Treasury	26.70%
Fannie Mae	17.83
Freddie Mac	8.34
Government National Mortgage Assn.	1.62
Federal Home Loan Bank	1.47
United Mexican States Government	1.25
Polish Government	.96
South Korean Government	.82
Canandian Government	.61
Irish Government	.55
[end pie chart]

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 93.92%	(000)	(000)	assets

Bonds & notes of U.S. government & government agencies - 31.61%
U.S. Treasury:
1.00% 2012	$62,165	$62,641
4.50% 2012	60,000	64,200
4.875% 2012	50,000	53,576
1.125% 2013	84,798	85,138
2.00% 2013	94,375	96,900
2.625% 2014	58,170	60,595
4.00% 2015	47,435	52,362
4.125% 2015	55,810	62,021
4.25% 2015	89,250	99,824
2.375% 2016	75,000	76,119
3.00% 2016	56,920	59,413
3.25% 2016	151,250	159,457
3.25% 2016	74,500	79,144
7.50% 2016	50,000	65,533
8.75% 2017	75,000	105,575
3.75% 2018	100,798	108,630
3.875% 2018	44,500	48,644
4.00% 2018	70,000	77,008
2.75% 2019	56,120	55,919
3.125% 2019	294,680	300,874
3.625% 2019	112,380	118,842
6.875% 2025	65,000	90,228
4.625% 2040	75,500	84,896
0.75%-8.875% 2011-2039 (1)	369,826	404,866	26.70%
Freddie Mac:
2.125% 2012	50,000	51,252
1.625%-5.75% 2011-2014	115,250	120,466	1.85
Federal Home Loan Bank 1.75%-5.375% 2012-2016	129,250	136,434	1.47
Fannie Mae 2.375%-5.50% 2011-2015	35,200	36,525	.39
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.787%-2.20% 2012 (2)	27,000	27,467	.30
Other securities		82,894	.90
		2,927,443	31.61

Mortgage-backed obligations (3) - 27.54%
Fannie Mae:
4.00% 2025	202,750	210,670
4.00% 2025	73,959	76,985
4.50% 2025	153,840	162,325
4.50% 2025	101,643	107,419
5.50% 2038	54,474	58,560
6.00% 2038	64,512	70,100
6.00% 2038	53,034	57,517
5.00% 2038	50,000	52,719
5.50% 2040	75,000	80,262
5.50% 2040	50,000	53,680
3.603%-9.939% 2011-2042 (2)	642,268	684,662	17.44
Freddie Mac:
4.00% 2025	184,250	191,303
4.50% 2025	86,015	90,835
4.50% 2025	43,036	45,448
6.00% 2040 (4)	59,160	64,198
0%-6.00% 2023-2039 (2)	199,101	209,439	6.49
Government National Mortgage Assn.:
4.50% 2040	78,787	82,276
4.50% 2038-2040	64,428	67,152	1.62
Other securities		184,355	1.99
		2,549,905	27.54

Bonds & notes of governments & government agencies outside the U.S. - 8.79%
United Mexican States Government 7.75%-10.00% 2014-2036	MXN 1,160,400	99,245
United Mexican States Government Global 5.95%-6.375% 2013-2040	$15,350	16,823	1.25
Canadian Government 2.00% 2014	$ C 58,445	54,454	.59
Other securities		643,734	6.95
		814,256	8.79

Financials - 7.19%
JPMorgan Chase & Co. 4.891%-4.95% 2015-2020 (2)	$22,300	23,080	.25
Other securities		642,467	6.94
		665,547	7.19

Consumer discretionary - 3.59%
Other securities		332,198	3.59

Industrials - 3.12%
Other securities		288,999	3.12

Utilities - 2.40%
Other securities		222,250	2.40

Telecommunication services - 2.35%
Other securities		217,541	2.35

Energy - 2.10%
Other securities		194,274	2.10

Health care - 1.64%
Other securities		152,438	1.64

Consumer staples - 1.62%
Wal-Mart Stores, Inc. 5.375%-5.80% 2017-2018	10,000	11,716	.13
Other securities		138,268	1.49
		149,984	1.62

Other - 1.97%
Other securities		182,437	1.97

Total bonds, notes & other debt instruments (cost: $8,412,412,000)		8,697,272	93.92

Preferred stocks - 0.78%

Other - 0.78%
Other securities		71,806	.78

Miscellaneous - 0.00%
Other preferred stocks in initial period of acquisition		403	.00

Total preferred stocks (cost: $68,474,000)		72,209	.78

Common stocks - 0.03%

Other - 0.02%
Other securities		1,390	.02

Miscellaneous - 0.01%
Other common stocks in initial period of acquisition		1,022	.01

Total common stocks (cost: $3,094,000)		2,412	.03

Short-term securities - 17.38%

Freddie Mac 0.15%-0.31% due 7/13/2010-1/19/2011	$345,013	$344,760	3.72%
Federal Home Loan Bank 0.10%-0.20% due 7/14-9/10/2010	271,900	271,854	2.94
Fannie Mae 0.175%-0.24% due 7/14-9/27/2010	235,400	235,357	2.54
U.S. Treasury Bills 0.09%-0.325% due 8/12-9/23/2010	122,700	122,672	1.32
Private Export Funding Corp. 0.28%-0.33% due 8/4-8/30/2010 (5)	111,650	111,596	1.21
Wal-Mart Stores Inc. 0.09% due 7/20/2010 (5)	100,000	99,995	1.08
Hewlett-Packard Co. 0.16%-0.24% due 7/7-7/23/2010 (5)	70,500	70,495	.76
Straight-A Funding LLC 0.38%-0.40% due 8/10-9/8/2010 (5)	63,800	63,765	.69
Johnson & Johnson 0.16%-0.19% due 8/5/2010 (5)	56,300	56,290	.61
Jupiter Securitization Co., LLC 0.45% due 9/8/2010 (5)	50,000	49,951	.54
Other securities		182,575	1.97

Total short-term securities (cost: $1,609,245,000)		1,609,310	17.38

Total investment securities (cost: $10,093,225,000)		10,381,203	112.11
Other assets less liabilities		(1,121,041)	(12.11)

Net assets		$9,260,162	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $8,986,000, which represented .10% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Coupon rate may change periodically.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $66,411,000, which represented .72% of the net assets of the fund.

(5) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,420,165,000, which represented 15.34% of the net assets of the fund.

Key to symbol and abbreviation

C$ = Canadian dollars
MXN = Mexican pesos

See Notes to Financial Statements

Global Bond Fund
Summary investment portfolio, June 30, 2010
unaudited

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 93.85%	(000)	(000)	assets

Euros - 23.13%
German Government:
Series 6, 4.00% 2016	€12,500	US$17,190
Series 06, 3.75% 2017	9,000	12,205
4.25% 2017	8,400	11,719
Series 7, 4.00% 2018	7,155	9,817
3.75% 2019	13,090	17,668
6.25% 2030	9,700	16,992
3.25%-5.00% 2012-2034	24,164	33,010	7.83%
Irish Government:
4.00% 2014	10,455	12,824
5.00% 2020	17,850	20,720
4.40%-5.90% 2013-2019	9,630	11,952	3.00
Spanish Government:
3.30% 2014	6,700	8,116
3.00% 2015	10,625	12,696
4.60% 2019	6,400	7,878
4.20% 2037	3,950	4,035	2.16
Netherlands Government Eurobond:
4.25% 2013	7,390	9,899
4.50% 2017	7,815	10,930
5.50% 2028	5,300	8,425
7.50% 2023	625	1,124	2.01
French Government B.T.A.N. Eurobond 4.50% 2013	8,250	11,072	.73
Italian Government 4.50% 2019	6,050	7,719	.51
Canadian Government 3.50% 2020	4,000	5,218	.35
Polish Government 5.875% 2014	1,250	1,695	.11
Other securities		97,343	6.43
		350,247	23.13

Japanese yen - 6.67%
Japanese Government:
Series 231, 1.30% 2011	¥1,163,950	13,311
Series 269, 1.30% 2015	1,895,000	22,395
Series 284, 1.70% 2016	3,062,650	37,259
0.50%-2.40% 2012-2038 (1)	2,365,585	27,969	6.67
		100,934	6.67

Polish zloty - 4.29%
Polish Government:
Series 0414, 5.75% 2014	PLN 144,950	43,427
Series 1017, 5.25% 2017	75,030	21,583	4.29
		65,010	4.29

South Korean won - 4.14%
South Korean Government:
Series 1309, 5.75% 2013	KRW 13,550,000	11,691
4.75% 2014	9,360,000	7,838
5.50% 2017	13,374,060	11,497
5.75% 2018	17,100,000	14,810
4.25%-5.25% 2013-2014	20,230,000	16,862	4.14
		62,698	4.14

Mexican pesos - 3.04%
United Mexican States Government:
Series MI10, 9.50% 2014	MXN 157,500	13,789
Series M10, 8.00% 2015	93,300	7,775
Series M10, 7.75% 2017	145,400	11,955
7.25%-10.00% 2012-2036	143,800	12,541	3.04
		46,060	3.04

Canadian dollars - 2.00%
Canadian Government:
2.00% 2014	$ C 14,390	13,407
4.25%-5.75% 2012-2029	8,590	8,903	1.47
Other securities		8,034	.53
		30,344	2.00

Malaysian ringgits - 1.90%
Malaysian Government:
Series 0207, 3.814% 2017	MYR 28,435	8,822
3.21%-5.094% 2013-2018	63,405	19,915	1.90
		28,737	1.90

British pounds - 1.72%
United Kingdom:
4.00% 2016	£4,945	8,008
2.75%-6.00% 2011-2030	9,840	16,222	1.60
Other securities		1,814	.12
		26,044	1.72

Danish kroner - 1.20%
Other securities		18,173	1.20

Australian dollars - 1.06%
Other securities		16,011	1.06

Hungarian forints - 1.04%
Hungarian Government:
Series 15/A, 8.00% 2015	HUF 2,380,000	10,450
5.50%-6.75% 2014-2017	1,299,700	5,281	1.04
		15,731	1.04

U.S. dollars - 39.82%
U.S. Treasury:
4.625% 2011	US$ 7,900	8,394
3.125% 2016	19,250	20,197
3.25% 2016	25,750	27,147
3.25% 2016	8,500	9,030
5.125% 2016	8,000	9,338
8.875% 2017	8,000	11,398
3.125% 2019	19,218	19,622
4.625% 2040	9,000	10,120
0.75%-7.875% 2010-2039 (1)	81,347	88,213	13.44
Fannie Mae:
4.00% 2025 (2)	7,469	7,774
5.00% 2040 (2)	7,502	7,938
0%-6.50% 2024-2040 (2) (3)	37,077	39,321	3.63
Freddie Mac:
4.50% 2025 (2)	8,647	9,132
0%-6.50% 2025-2039 (2) (3)	16,163	17,127	1.73
Polish Government 6.375% 2019	4,415	4,906	.32
Hungarian Government 6.25% 2020	4,850	4,790	.32
United Mexican States Government Global 5.95% 2019	1,660	1,851	.12
South Korean Government 5.75% 2014	700	764	.05
Other securities		306,016	20.21
		603,078	39.82

Other currencies - 3.84%
Norwegian Government 6.50% 2013	NKr 73,750	12,638	.84
Other securities		45,519	3.00
		58,157	3.84

Total bonds, notes & other debt instruments (cost: $1,414,196,000)		1,421,224	93.85

			Percent
		Value	of net
Preferred stocks - 0.42%		(000)	assets

U.S. dollars - 0.22%
Other securities		3,293	.22

Other currencies - 0.20%
Other securities		3,007	.20

Total preferred stocks (cost: $7,177,000)		6,300	.42

			Percent
		Value	of net
Common stocks - 0.01%		(000)	assets

U.S. dollars - 0.01%
Other securities		114	.01

Total common stocks (cost: $120,000)		114	.01

			Percent
		Value	of net
Rights & warrants - 0.00%		(000)	assets

U.S. dollars - 0.00%
Other securities		4	.00

Total rights & warrants (cost: $5,000)		4	.00

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.38%	(000)	(000)	assets

Fannie Mae 0.17%-0.43% due 8/4-12/3/2010	US$ 29,700	29,689	1.96
Straight-A Funding LLC 0.40% due 8/10/2010 (4)	20,900	20,889	1.38
International Bank for Reconstruction and Development 0.35% due 8/20/2010	11,700	11,698	.77
U.S. Treasury Bill 0.155% due 8/19/2010	10,800	10,798	.71
Procter & Gamble International Funding S.C.A. 0.21% due 7/6/2010 (4)	10,300	10,300	.68
Walt Disney Co. 0.19% due 7/19/2010 (4)	8,300	8,299	.55
Other securities		5,000	.33

Total short-term securities (cost: $96,665,000)		96,673	6.38

Total investment securities (cost: $1,518,163,000)		1,524,315	100.66
Other assets less liabilities		(9,926)	(0.66)

Net assets		US$1,514,389	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $118,000, which represented less than .01% of the net assets of the fund, and may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Coupon rate may change periodically.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $130,365,000, which represented 8.61% of the net assets of the fund.

See Notes to Financial Statements

High-Income Bond Fund
Summary investment portfolio, June 30, 2010
unaudited

[begin pie chart]
Largest Holdings (by issuer)	Percent of net assets

CIT Group	2.45%
NXP	2.42
Univision Communications	2.30
Nielsen Co.	2.18
Sprint Nextel	2.18
Freescale/Firestone Holdings	1.90
Leap Wireless International	1.57
American International Group	1.54
Michaels Stores	1.48
Allison Transmission	1.43
[end pie chart]

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 87.58%	(000)	(000)	assets

Consumer discretionary - 21.39%
Univision Communications, Inc.:
First Lien Term Loan B, 2.25% 2014 (1) (2) (3)	$18,653	$15,601
10.50% 2015 (1) (4) (5)	25,247	21,144
12.00% 2014 (4)	2,300	2,478	2.30%
Michaels Stores, Inc.:
10.00% 2014	13,110	13,602
0%-11.375% 2016 (4) (6)	10,750	10,296
Term Loans, 2.813%-5.063% 2013-2016 (1) (2) (3)	1,383	1,293	1.48
Allison Transmission Holdings, Inc.:
11.25% 2015 (1) (4) (5)	14,226	15,044
Term Loan B, 3.11% 2014 (1) (2) (3)	5,993	5,475
11.00% 2015 (4)	3,720	3,915	1.43
Virgin Media Finance PLC:
9.125% 2016	9,175	9,542
Series 1, 9.50% 2016	10,100	10,719
8.375% 2019 (4)	2,175	2,213
Virgin Media Inc. 6.50% 2018 (4)	925	913	1.37
MGM MIRAGE 5.875%-13.00% 2012-2020 (4)	18,305	17,891	1.05
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.:
7.875% 2018 (4)	7,925	8,004
8.00%-10.875% 2012-2020 (4)	6,450	6,755
Charter Communications, Inc. 13.50% 2016	2,006	2,347	1.00
Cinemark USA, Inc. 8.625% 2019	10,100	10,201	.60
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	8,225	8,287	.48
FCE Bank PLC 7.125% 2013	€1,000	1,235	.07
Other securities		198,277	11.61
		365,232	21.39

Financials - 13.91%
CIT Group Inc.:
Series A, 7.00% 2014	$9,230	8,745
Series A, 7.00% 2015	13,398	12,427
7.00% 2013-2016	14,477	13,650
Term Loans, 9.50%-13.00% 2012 (1) (2) (3)	5,510	5,677	2.37
International Lease Finance Corp. 4.75%-8.625% 2010-2015 (4)	26,600	25,754	1.51
Realogy Corp.:
Term Loan B, 3.292% 2013 (1) (2) (3)	9,939	8,417
Second Lien Term Loan A, 13.50% 2017 (2) (3)	10,840	11,457
Term Loan DD, 3.292% 2013 (1) (2) (3)	2,680	2,270
Letter of Credit, 3.231% 2013 (1) (2) (3)	2,678	2,268	1.43
Liberty Mutual Group Inc.:
Series A, 7.80% 2087 (1) (4)	11,375	9,441
6.50%-10.75% 2035-2088 (1) (4)	13,449	13,396	1.34
Developers Diversified Realty Corp. 9.625% 2016	8,325	9,042	.53
Ford Motor Credit Co. 3.048%-8.70% 2012-2016 (1)	13,450	13,643	.80
National City Preferred Capital Trust I 12.00% (undated) (1)	7,762	8,499	.50
Other securities		92,829	5.43
		237,515	13.91

Industrials - 11.64%
Nielsen Finance LLC and Nielsen Finance Co.:
0%/12.50% 2016 (6)	17,835	17,077
11.50% 2016	7,480	8,209
10.00%-11.625% 2014	11,350	11,958	2.18
Hawker Beechcraft Acquisition Co., LLC:
Term Loan B, 2.533% 2014 (1) (2) (3)	10,944	8,880
Term Loan B, 10.50% 2014 (1) (2) (3)	1,441	1,427
Letter of Credit, 2.433% 2014 (1) (2) (3)	650	528
8.50%-8.875% 2015 (1) (5)	10,383	8,270	1.12
Nortek, Inc. 11.00% 2013	8,881	9,302	.54
RailAmerica, Inc. 9.25% 2017	8,726	9,184	.54
ARAMARK Corp. 8.50% 2015	8,100	8,222	.48
Other securities		115,768	6.78
		198,825	11.64

Telecommunication services - 10.20%
Nextel Communications, Inc.:
Series F, 5.95% 2014	10,395	9,693
Series D, 7.375% 2015	19,530	18,651
6.875% 2013	3,565	3,471
Sprint Capital Corp. 8.375% 2012	4,625	4,874	2.15
Cricket Communications, Inc.:
9.375% 2014	12,880	13,138
7.75% 2016	12,030	12,331
10.00% 2015	1,250	1,312	1.57
MetroPCS Wireless, Inc.:
9.25% 2014	15,650	16,198
9.25% 2014	5,265	5,449	1.27
Wind Acquisition SA 11.75% 2017 (4)	12,530	12,906	.75
Clearwire Communications LLC/Finance 12.00% 2015 (4)	11,325	11,282	.66
Other securities		64,829	3.80
		174,134	10.20

Information technology - 7.93%
NXP BV and NXP Funding LLC:
3.053% 2013 (1)	11,350	9,747
7.875% 2014	13,145	12,126
9.50% 2015	14,045	11,798
10.00% 2013 (7)	1,312	1,404
3.394%-8.625% 2013-2015 (1)	€5,997	6,227	2.42
Freescale Semiconductor, Inc.:
9.125% 2014 (1) (5)	$11,151	10,035
Term Loan, 4.604% 2016 (1) (2) (3)	408	360
4.412%-10.125% 2014-2018 (1) (4)	23,883	22,137	1.90
First Data Corp.:
9.875% 2015	10,675	8,060
Term Loan B2, 3.097% 2014 (1) (2) (3)	8,767	7,386
9.875%-10.55% 2015 (5)	7,409	5,501	1.23
SunGard Data Systems Inc. 9.125% 2013	9,160	9,355	.55
Other securities		31,360	1.83
		135,496	7.93

Health care - 6.92%
Elan Finance PLC and Elan Finance Corp.:
8.75% 2016 (4)	8,640	8,435
4.436%-8.875% 2011-2013 (1)	12,170	12,005	1.20
Bausch & Lomb Inc. 9.875% 2015	10,780	11,130	.65
Tenet Healthcare Corp. 7.375% 2013	10,335	10,387	.61
PTS Acquisition Corp. 9.50% 2015 (1) (5)	9,970	9,547	.56
HealthSouth Corp. 10.75% 2016	7,580	8,224	.48
VWR Funding, Inc., Series B, 10.25% 2015 (1) (5)	7,979	8,099	.47
Other securities		50,380	2.95
		118,207	6.92

Materials - 4.84%
Georgia Gulf Corp.:
9.00% 2017 (4)	13,400	13,668
10.75% 2016	1,500	1,530	.89
LBI Escrow Corp 8.00% 2017 (4)	9,375	9,680	.56
Other securities		57,866	3.39
		82,744	4.84

Utilities - 4.63%
Edison Mission Energy 7.00%-7.75% 2013-2027	27,525	17,995
Midwest Generation, LLC, Series B, 8.56% 2016 (2)	4,208	4,155	1.30
Texas Competitive Electric Holdings Co. LLC:
Term Loan B2, 4.066% 2014 (1) (2) (3)	14,755	10,961
Term Loan B1, 3.85% 2014 (1) (2) (3)	1,496	1,111
10.25%-11.25% 2015-2016 (1) (5)	12,317	8,167	1.19
NRG Energy, Inc. 7.375% 2016	11,250	11,222	.66
Intergen Power 9.00% 2017 (4)	8,775	8,775	.51
Other securities		16,615	.97
		79,001	4.63

Consumer staples - 3.41%
Other securities		58,217	3.41

Energy - 2.29%
Other securities		39,185	2.29

Other - 0.42%
Other securities		7,199	.42

Total bonds, notes & other debt instruments (cost: $1,467,636,000)		1,495,755	87.58

			Percent
		Value	of net
Convertible securities - 0.75%		(000)	assets

Other - 0.75%
Other securities		12,844	.75

Total convertible securities (cost: $11,971,000)		12,844	.75

			Percent
		Value	of net
Preferred stocks - 2.53%	Shares	(000)	assets

Financials - 2.43%
ILFC E-Capital Trust II 6.25% (1) (4)	745,000	482	.03
Other securities		41,086	2.40
		41,568	2.43

Consumer discretionary - 0.10%
Other securities		1,657	.10

Total preferred stocks (cost: $41,103,000)		43,225	2.53

			Percent
		Value	of net
Common stocks - 1.30%	Shares	(000)	assets

Other - 1.30%
Ford Motor Co. (8)	342,877	3,456	.20
Georgia Gulf Corp. (8)	245,797	3,279	.19
CIT Group Inc. (8)	37,755	1,279	.08
Sprint Nextel Corp., Series 1 (8)	127,382	540	.03
Charter Communications, Inc., Class A (8)	1,331	47	.00
Other securities		13,539	.80

Total common stocks (cost: $20,819,000)		22,140	1.30

			Percent
		Value	of net
Rights & warrants - 0.01%		(000)	assets

Other - 0.01%
Other securities		152	.01

Total rights & warrants (cost: $149,000)		152	.01

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.75%	(000)	(000)	assets

General Electric Co. 0.08% due 7/1/2010	$44,000	44,000	2.58
AT&T Inc. 0.19% due 7/13-7/26/2010 (4)	35,000	34,997	2.05
Freddie Mac 0.265%-0.31% due 12/15/2010-1/19/2011	24,300	24,267	1.42
Procter & Gamble International Funding S.C.A. 0.18% due 7/15/2010 (4)	12,000	11,999	.70

Total short-term securities (cost: $115,260,000)		115,263	6.75

Total investment securities (cost: $1,656,938,000)		1,689,379	98.92
Other assets less liabilities		18,414	1.08

Net assets		$1,707,793	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $6,201,000, which represented .36% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $109,035,000, which represented 6.38% of the net assets of the fund.

(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $481,228,000, which represented 28.18% of the net assets of the fund.

(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Step bond; coupon rate will increase at a later date.
(7) Acquired in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 7/17/2009 at a cost of $1,076,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $5,619,000, which represented .33% of the net assets of the fund.

(8) Security did not produce income during the last 12 months.

Key to symbol
€ = Euros

See Notes to Financial Statements

U.S. Government / AAA-Rated Securities Fund
Summary investment portfolio, June 30, 2010
unaudited

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 92.34%	(000)	(000)	assets

U.S. Treasury bonds & notes - 44.13%
U.S. Treasury:
0.875% 2012	$38,200	$38,406
1.125% 2013	26,483	26,589
3.125% 2013	83,175	88,542
3.375% 2013	17,400	18,649
1.75% 2014	60,825	61,813
2.375% 2014	42,750	44,161
2.625% 2014	57,250	59,858
2.50% 2015	100,000	103,562
2.50% 2015	30,000	31,091
3.25% 2016	76,750	81,373
3.25% 2016	66,250	69,845
4.625% 2017	43,900	50,161
8.875% 2017	28,190	40,162
3.50% 2018	33,750	36,086
3.875% 2018	19,250	21,043
2.75% 2019	49,250	49,073
3.125% 2019	53,000	54,114
3.375% 2019	53,000	54,899
3.625% 2019	32,250	34,104
8.125% 2019	51,665	73,629
3.625% 2020	71,000	75,024
4.625% 2040	72,410	81,422
0%-7.125% 2011-2040 (1)	187,773	202,520	44.13%
		1,396,126	44.13

Mortgage-backed obligations - 35.32%
Federal agency mortgage-backed obligations (2) - 34.89%
Fannie Mae:
4.00% 2025	32,000	33,250
4.50% 2025	77,860	82,154
4.00% 2029	18,583	19,149
4.50% 2040	18,100	18,765
0%-11.791% 2018-2047 (3)	272,182	288,597	13.97
Government National Mortgage Assn.:
4.50% 2024	17,161	18,303
5.00% 2038	25,152	26,786
4.00% 2039	31,969	32,519
4.50% 2039	19,072	19,871
3.50%-6.50% 2024-2058 (3)	249,104	263,355	11.41
Freddie Mac:
5.50% 2024	16,698	18,071
4.00% 2025	91,580	95,086
4.50% 2025	28,290	29,828
6.00% 2040 (4)	18,330	19,891
0%-6.00% 2014-2040 (3)	111,356	118,227	8.89
Other securities		19,486	.62
		1,103,338	34.89

Commercial mortgage-backed securities (2) - 0.43%
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	6,750	7,250	.23
Other securities		6,467	.20
		13,717	.43

Total mortgage-backed obligations		1,117,055	35.32

Federal agency bonds & notes - 12.04%
Federal Home Loan Bank:
1.75% 2012	29,300	29,838
1.875% 2013	24,250	24,715
3.625% 2013	58,750	62,948
5.50% 2014	31,410	36,083
1.125%-5.375% 2010-2018	48,100	51,608	6.49
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.125% 2012	20,800	21,400	.68
Freddie Mac:
2.125% 2012	20,000	20,501
2.50%-2.875% 2010-2014	7,000	7,156	.87
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20%-3.00% 2011-2012	11,500	11,802	.37
Fannie Mae 6.125% 2012	10,000	10,925	.35
Other securities		103,739	3.28
		380,715	12.04

Other - 0.85%
Other securities		27,151	.85

Total bonds, notes & other debt instruments (cost: $2,805,880,000)		2,921,047	92.34

	Principal		Percent
	amount	Value	of net
Short-term securities - 15.48%	(000)	(000)	assets

Coca-Cola Co. 0.15%-0.26% due 7/21-7/28/2010 (5)	79,900	79,890	2.53
Federal Home Loan Bank 0.11%-0.16% due 7/16-8/5/2010	71,300	71,293	2.25
Straight-A Funding LLC 0.39%-0.43% due 8/6-8/23/2010 (5)	55,000	54,970	1.74
Private Export Funding Corp. 0.29% due 9/1/2010 (5)	50,000	49,967	1.58
U.S. Treasury Bill 0.129% due 7/29/2010	46,650	46,645	1.47
AT&T Inc. 0.19%-0.20% due 7/20-7/26/2010 (5)	42,300	42,295	1.34
PepsiCo Inc. 0.20% due 7/13/2010 (5)	40,000	39,997	1.26
Procter & Gamble International Funding S.C.A. 0.23% due 7/7/2010 (5)	33,400	33,399	1.06
General Electric Co. 0.08% due 7/1/2010	20,200	20,200	.64
Hewlett-Packard Co. 0.24% due 7/7/2010 (5)	20,000	19,999	.63
Other securities		31,197	.98

Total short-term securities (cost: $489,860,000)		489,852	15.48

Total investment securities (cost: $3,295,740,000)		3,410,899	107.82
Other assets less liabilities		(247,516)	(7.82)

Net assets		$3,163,383	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Coupon rate may change periodically.
(4) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $19,891,000, which represented .63% of the net assets of the fund.
(5) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $359,965,000, which represented 11.38% of the net assets of the fund.

See Notes to Financial Statements

Cash Management Fund
Summary investment portfolio, June 30, 2010
unaudited

	Principal		Percent
	amount	Value	of net
Short-term securities - 99.19%	(000)	(000)	assets

Corporate short-term notes - 37.08%
Toronto-Dominion Holdings USA Inc. 0.17% due 8/25/2010 (1)	$31,200	$31,192	4.16%
Hewlett-Packard Co. 0.24% due 7/7/2010 (1)	30,000	29,999	4.00
Credit Suisse New York Branch 0.31% due 7/6/2010	22,600	22,599	3.02
Old Line Funding, LLC 0.45% due 9/20/2010 (1)	22,300	22,282	2.97
BASF AG 0.22% due 7/6/2010 (1)	20,000	19,999	2.67
Straight-A Funding LLC 0.40% due 8/11/2010 (1)	20,000	19,989	2.67
GDF SUEZ 0.33% due 7/8-7/9/2010 (1)	18,000	17,998	2.40
NetJets Inc. 0.05% due 7/1/2010 (1)	17,200	17,200	2.30
Bank of Nova Scotia 0.25% due 7/2/2010	16,900	16,900	2.26
KfW 0.23% due 7/1/2010 (1)	15,300	15,300	2.04
Nestlé Finance International Ltd. 0.22% due 7/19/2010	14,000	13,999	1.87
Johnson & Johnson 0.25% due 8/3/2010 (1)	10,600	10,598	1.41
Procter & Gamble International Funding S.C.A. 0.18% due 7/15/2010 (1)	10,000	9,999	1.33
JPMorgan Chase & Co. 0.23% due 7/14/2010	10,000	9,999	1.33
UBS Finance (Delaware) LLC 0.62% due 9/24/2010	10,000	9,987	1.33
Becton, Dickinson and Co. 0.21% due 8/3/2010	9,900	9,898	1.32
		277,938	37.08

U.S. Treasuries - 34.51%
U.S. Treasury Bills 0.065%-0.267% due 7/8-10/21/2010	258,750	258,708	34.51

Federal agency discount notes - 27.60%
Freddie Mac 0.15%-0.24% due 7/23-11/17/2010	109,800	109,764	14.64
Fannie Mae 0.19%-0.21% due 8/9-8/30/2010	74,200	74,183	9.89
Federal Home Loan Bank 0.10% due 8/6/2010	22,170	22,168	2.96
International Bank for Reconstruction and Development 0.35% due 8/20/2010	800	800	.11
		206,915	27.60

Total investment securities (cost: $743,544,000)		743,561	99.19
Other assets less liabilities		6,039	.81

Net assets		$749,600	100.00%

(1) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $194,556,000, which represented 25.95% of the net assets of the fund.

See Notes to Financial Statements

Financial Statements

Statements of assets and liabilities at June 30, 2010

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$200,561	$4,559,267	$3,047,059	$22,659,023	$8,322,519	$1,864,637	$3,493,972	$1,909,659
Affiliated issuers	-	-	81,808	609,369	-	-	-	7,124
Cash denominated in currencies other than U.S. dollars	30	2,285	218	2,205	2,444	1,182	-	1,158
Cash	129	164	145	136	131	143	124	140
Unrealized appreciation on open forward currency contracts	-	-	-	-	-	-	-	-
Receivables for:
Sales of investments	1,774	2,712	17,168	22,748	1,787	3,485	3,016	312
Sales of fund's shares	10	13,115	2,914	37,076	47,056	1,250	6,262	124
Closed forward currency contracts	-	-	-	-	-	-	-	-
Dividends and interest	291	7,935	2,916	20,746	22,826	7,737	6,286	6,646
Other assets	-	-	485	-	-	-	-	-
	202,795	4,585,478	3,152,713	23,351,303	8,396,763	1,878,434	3,509,660	1,925,163
Liabilities:
Unrealized depreciation on open forward currency contracts	-	-	-	-	-	-	-	-
Payables for:
Purchases of investments	2,910	6,400	56,294	286,722	14,303	1,121	18,278	3,754
Repurchases of fund's shares	233	4,441	3,445	15,423	4,422	2,058	3,423	1,579
Closed forward currency contracts	-	-	-	-	-	-	-	-
Investment advisory services	99	2,070	1,855	6,454	3,479	1,175	1,268	973
Distribution services	37	768	531	3,603	1,177	288	660	377
Trustees' deferred compensation	- *	15	9	247	115	4	10	3
Non-U.S. taxes	-	3,444	1,700	-	5,906	927	-	-
Other	2	42	55	37	2,688	53	1	15
	3,281	17,180	63,889	312,486	32,090	5,626	23,640	6,701
Net assets at June 30, 2010 (total: $93,965,385)	$199,514	$4,568,298	$3,088,824	$23,038,817	$8,364,673	$1,872,808	$3,486,020	$1,918,462
Investment securities, at cost:
Unaffiliated issuers	$207,749	$4,245,112	$2,814,705	$20,424,102	$8,243,606	$1,603,176	$3,476,364	$1,983,105
Affiliated issuers	$-	$-	$148,852	$661,664	$-	$-	$-	$15,878
Cash denominated in currencies other than U.S. dollars, at cost	$30	$2,285	$218	$2,205	$2,444	$1,182	$-	$1,158
Net assets consist of:
Capital paid in on shares of beneficial interest	$235,744	$5,095,109	$3,465,585	$25,792,826	$9,436,590	$1,754,831	$4,221,597	$2,586,239
Undistributed (distributions in excess of) net investment income	658	31,917	(53,862)	88,234	54,971	8,216	36,949	18,976
(Accumulated) undistributed net realized (loss) gain	(29,696)	(869,409)	(486,537)	(5,025,019)	(1,199,985)	(150,726)	(790,134)	(604,447)
Net unrealized (depreciation) appreciation	(7,192)	310,681	163,638	2,182,776	73,097	260,487	17,608	(82,306)
Net assets at June 30, 2010	$199,514	$4,568,298	$3,088,824	$23,038,817	$8,364,673	$1,872,808	$3,486,020	$1,918,462

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized:

Class 1:
Net assets (total: $29,740,582)	$26,225	$964,373	$578,416	$6,309,040	$2,758,659	$499,573	$432,087	$143,387
Shares outstanding	2,586	55,026	34,047	143,818	186,505	26,420	55,754	17,333
Net asset value per share	$10.14	$17.53	$16.99	$43.87	$14.79	$18.91	$7.75	$8.27
Class 2:
Net assets (total: $63,677,698)	$173,289	$3,603,925	$2,510,408	$16,529,802	$5,552,354	$1,373,235	$3,053,933	$1,775,075
Shares outstanding	17,180	207,017	150,047	380,024	377,003	73,244	397,321	215,186
Net asset value per share	$10.09	$17.41	$16.73	$43.50	$14.73	$18.75	$7.69	$8.25
Class 3:
Net assets (total: $547,105)	-	-	-	$199,975	$53,660	-	-	-
Shares outstanding	-	-	-	4,558	3,628	-	-	-
Net asset value per share	-	-	-	$43.88	$14.79	-	-	-

Statements of assets and liabilities at June 30, 2010										unaudited
						(dollars and shares in thousands, except per-share amounts)
	Growth- Income Fund	International Growth and Income Fund		Asset Allocation Fund	Bond Fund	Global Bond Fund		High- Income Bond Fund	U.S. Government/AAA-Rated Securities Fund	Cash Management Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$21,739,244	$149,143		$9,292,931	$10,381,203	$1,524,315		$1,689,379	$3,410,899	$743,561
Affiliated issuers	-	-		-	-	-		-	-	-
Cash denominated in currencies other than U.S. dollars	1,423	71		-	-	-	*	-	-	-
Cash	150	97		60	707	138		345	89	115
Unrealized appreciation on open forward currency contracts	-	4		-	10,670	4,701		799	-	-
Receivables for:
Sales of investments	-	1,378		16,370	232,968	13,390		4,302	49,650	-
Sales of fund's shares	69,587	1,052		9,106	8,335	2,801		769	7,207	6,275
Closed forward currency contracts	-	-		-	-	733		20	-	-
Dividends and interest	29,263	577		34,286	79,407	20,333		31,086	18,639	-
Other assets	-	-		-	-	-		-	-	-
	21,839,667	152,322		9,352,753	10,713,290	1,566,411		1,726,700	3,486,484	749,951
Liabilities:
Unrealized depreciation on open forward currency contracts	-	-		-	2,518	1,483		6	-	-
Payables for:
Purchases of investments	154,089	368		124,831	1,360,101	47,805		5,421	321,531	-
Repurchases of fund's shares	13,183	1		7,297	85,936	1,496		12,084	206	4
Closed forward currency contracts	-	-		-	632	263		-	-	-
Investment advisory services	5,079	86		2,365	2,789	672		652	962	200
Distribution services	3,101	26		1,076	1,013	266		217	376	134
Trustees' deferred compensation	288	-	*	70	18	1		29	25	13
Non-U.S. taxes	-	14		-	-	-		-	-	-
Other	25	3		198	121	36		498	1	-
	175,765	498		135,837	1,453,128	52,022		18,907	323,101	351
Net assets at June 30, 2010 (total: $93,965,385)	$21,663,902	$151,824		$9,216,916	$9,260,162	$1,514,389		$1,707,793	$3,163,383	$749,600
Investment securities, at cost:
Unaffiliated issuers	$21,107,073	$155,969		$8,999,484	$10,093,225	$1,518,163		$1,656,938	$3,295,740	$743,544
Affiliated issuers	$-	$-		$-	$-	$-		$-	$-	$-
Cash denominated in currencies other than U.S. dollars, at cost	$-	$71		$-	$-	$-	*	$-	$-	$-
Net assets consist of:
Capital paid in on shares of beneficial interest	$25,150,360	$154,843		$9,988,550	$9,245,756	$1,488,318		$1,857,770	$2,988,681	$750,952
Undistributed (distributions in excess of) net investment income	204,199	2,184		102,418	130,677	25,297		67,611	32,319	(1,369)
(Accumulated) undistributed net realized (loss) gain	(4,322,902)	1,645		(1,167,512)	(411,756)	(7,584)		(250,810)	27,224	-
Net unrealized (depreciation) appreciation	632,245	(6,848)		293,460	295,485	8,358		33,222	115,159	17
Net assets at June 30, 2010	$21,663,902	$151,824		$9,216,916	$9,260,162	$1,514,389		$1,707,793	$3,163,383	$749,600

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized:

Class 1:
Net assets (total: $29,740,582)	$7,300,474	$24,689		$4,153,269	$4,291,282	$210,737		$646,176	$1,298,759	$103,436
Shares outstanding	256,310	1,909		297,813	398,754	18,420		60,059	101,863	9,076
Net asset value per share	$28.48	$12.94		$13.95	$10.76	$11.44		$10.76	$12.75	$11.40
Class 2:
Net assets (total: $63,677,698)	$14,176,034	$127,135		$5,024,249	$4,968,880	$1,303,652		$1,040,127	$1,835,797	$629,803
Shares outstanding	501,129	9,857		363,005	466,862	114,438		97,670	145,282	55,745
Net asset value per share	$28.29	$12.90		$13.84	$10.64	$11.39		$10.65	$12.64	$11.30
Class 3:
Net assets (total: $547,105)	$187,394	-		$39,398	-	-		$21,490	$28,827	$16,361
Shares outstanding	6,579	-		2,825	-	-		1,996	2,261	1,440
Net asset value per share	$28.49	-		$13.94	-	-		$10.77	$12.75	$11.36

(*)Amount less than one thousand.

See Notes to Financial Statements

Statements of operations
for the six months ended June 30, 2010

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund
Investment income:
Income (net of non-U.S. taxes)(1) (2):
Dividends	$1,553	$60,088	$20,915	$154,942	$134,498	$21,094	$49,420	$32,009
Interest	45	675	1,291	852	1,255	7,105	235	3,962
	1,598	60,763	22,206	155,794	135,753	28,199	49,655	35,971
Fees and expenses(3):
Investment advisory services	637	13,177	11,721	40,314	22,109	7,346	7,905	6,128
Distribution services - Class 2	237	4,943	3,377	22,538	7,589	1,827	4,164	2,392
Distribution services - Class 3	-	-	-	201	56	-	-	-
Transfer agent services	- (4)	- (4)	- (4)	1	- (4)	- (4)	- (4)	- (4)
Reports to shareholders	6	197	125	974	348	75	143	79
Registration statement and prospectus	15	333	310	1,703	541	125	199	123
Trustees' compensation	1	22	14	100	36	9	16	9
Auditing and legal	8	22	18	55	35	11	8	6
Custodian	12	293	366	267	918	396	33	92
State and local taxes	2	49	32	240	86	19	36	22
Other	2	17	120	39	20	31	6	5
	920	19,053	16,083	66,432	31,738	9,839	12,510	8,856
Net investment income (loss)	678	41,710	6,123	89,362	104,015	18,360	37,145	27,115
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments(2)	1,608	98,497	87,382	(170,617)	38,659	11,961	46,258	34,171
Forward currency contracts	-	-	-	-	-	4	-	-
Currency transactions	(79)	235	267	(1,763)	(1,768)	(264)	- (4)	211
	1,529	98,732	87,649	(172,380)	36,891	11,701	46,258	34,382
Net unrealized (depreciation) appreciation on:
Investments	(23,727)	(670,851)	(240,451)	(1,243,494)	(1,418,223)	(137,679)	(356,442)	(250,131)
Forward currency contracts	-	-	-	-	-	(26)	-	-
Currency translations	(5)	(97)	(100)	(80)	(294)	(81)	-	(161)
	(23,732)	(670,948)	(240,551)	(1,243,574)	(1,418,517)	(137,786)	(356,442)	(250,292)
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts and currency	(22,203)	(572,216)	(152,902)	(1,415,954)	(1,381,626)	(126,085)	(310,184)	(215,910)

Net (decrease) increase in net assets resulting from operations	$(21,525)	$(530,506)	$(146,779)	$(1,326,592)	$(1,277,611)	$(107,725)	$(273,039)	$(188,795)

Statements of operations
for the six months ended June 30, 2010									unaudited
							(dollars in thousands)

	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund
Investment income:
Income (net of non-U.S. taxes)(1) (2):
Dividends	$256,342	$2,777	$65,176	$194	$8	$1,188	$-		$-
Interest	3,735	115	62,191	167,227	30,752	75,743	40,157		681
	260,077	2,892	127,367	167,421	30,760	76,931	40,157		681
Fees and expenses(3):
Investment advisory services	32,382	499	14,638	16,198	3,962	4,031	5,371		1,182
Distribution services - Class 2	19,775	147	6,780	5,949	1,582	1,321	2,077		776
Distribution services - Class 3	194	-	38	-	-	20	25		15
Transfer agent services	1	- (4)	- (4)	- (4)	- (4)	- (4)	-	(4)	- (4)
Reports to shareholders	726	4	380	328	53	50	77		22
Registration statement and prospectus	1,502	6	387	374	75	96	97		29
Trustees' compensation	97	- (4)	40	37	6	7	11		3
Auditing and legal	52	5	20	18	3	3	6		1
Custodian	191	19	48	124	118	4	3		1
State and local taxes	236	1	95	86	14	17	27		8
Other	38	5	22	21	12	10	4		1
	55,194	686	22,448	23,135	5,825	5,559	7,698		2,038
Net investment income (loss)	204,883	2,206	104,919	144,286	24,935	71,372	32,459		(1,357)
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments(2)	(1,140,806)	1,671	(45,746)	43,021	(6,919)	410	28,421		-
Forward currency contracts	-	2	-	43,869	7,965	292	-		-
Currency transactions	161	(18)	(20)	(2,616)	(1,371)	(69)	-		-
	(1,140,645)	1,655	(45,766)	84,274	(325)	633	28,421		-
Net unrealized (depreciation) appreciation on:
Investments	(1,179,179)	(25,016)	(556,562)	179,373	(40,981)	(7,022)	91,792		31
Forward currency contracts	-	4	35	(948)	5,142	792	-		-
Currency translations	(77)	(13)	-	(555)	(963)	(9)	-		-
	(1,179,256)	(25,025)	(556,527)	177,870	(36,802)	(6,239)	91,792		31
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts and currency	(2,319,901)	(23,370)	(602,293)	262,144	(37,127)	(5,606)	120,213		31

Net (decrease) increase in net assets resulting from operations	$(2,115,018)	$(21,164)	$(497,374)	$406,430	$(12,192)	$65,766	$152,672		$(1,326)

(1)Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
(2)Additional information related to affiliated transactions is included in the Notes to Financial Statements.
(3)Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
(4)Amount less than one thousand.

See Notes to Financial Statements

Statements of changes in net assets

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund		Growth Fund		International Fund
	Six months ended June 30, 2010(*)	Year ended December 31, 2009	Six months ended June 30, 2010(*)	Year ended December 31, 2009	Six months ended June 30, 2010(*)	Year ended December 31, 2009	Six months ended June 30, 2010(*)	Year ended December 31, 2009	Six months ended June 30, 2010(*)	Year ended December 31, 2009

Operations:
Net investment income (loss)	$678	$707	$41,710	$61,212	$6,123	$10,576	$89,362	$151,308	$104,015	$120,342
Net realized gain (loss) on investments, forward currency contracts and currency transactions	1,529	(21,498)	98,732	(577,447)	87,649	(344,261)	(172,380)	(3,042,732)	36,891	(876,428)
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(23,732)	96,136	(670,948)	2,083,342	(240,551)	1,594,530	(1,243,574)	9,997,277	(1,418,517)	3,605,359
Net (decrease) increase in net assets resulting from operations	(21,525)	75,345	(530,506)	1,567,107	(146,779)	1,260,845	(1,326,592)	7,105,853	(1,277,611)	2,849,273
Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(16)	(203)	(4,495)	(14,409)	(8,225)	(2,295)	(14,974)	(48,554)	(22,613)	(42,244)
Class 2	(103)	(962)	(15,500)	(49,897)	(35,765)	(6,036)	(32,314)	(101,700)	(43,739)	(83,779)
Class 3	-	-	-	-	-	-	(411)	(1,414)	(427)	(933)
Total dividends from net investment income	(119)	(1,165)	(19,995)	(64,306)	(43,990)	(8,331)	(47,699)	(151,668)	(66,779)	(126,956)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	-	-	-	-	-	-	-	-	-	-
Class 2	-	-	-	-	-	-	-	-	-	-
Class 3	-	-	-	-	-	-	-	-	-	-
Long-term net realized gains:
Class 1	-	-	-	-	-	-	-	-	-	(12,249)
Class 2	-	-	-	-	-	-	-	-	-	(28,704)
Class 3	-	-	-	-	-	-	-	-	-	(316)
Total distributions from net realized gain on investments	-	-	-	-	-	-	-	-	-	(41,269)
Total dividends and distributions paid to shareholders	(119)	(1,165)	(19,995)	(64,306)	(43,990)	(8,331)	(47,699)	(151,668)	(66,779)	(168,225)
Capital share transactions:
Class 1:
Proceeds from shares sold	1,525	7,055	76,797	152,420	61,513	156,323	505,620	1,133,307	453,155	492,072
Proceeds from reinvestment of dividends and distributions	16	203	4,495	14,409	8,225	2,295	14,974	48,554	22,613	54,493
Cost of shares repurchased	(2,826)	(4,461)	(40,792)	(98,881)	(60,182)	(82,880)	(398,783)	(1,202,331)	(137,133)	(364,115)
Net (decrease) increase from Class 1 transactions	(1,285)	2,797	40,500	67,948	9,556	75,738	121,811	(20,470)	338,635	182,450
Class 2:
Proceeds from shares sold	17,999	28,318	124,852	175,261	128,891	231,775	287,652	1,076,675	267,108	394,974
Proceeds from reinvestment of dividends and distributions	103	962	15,500	49,897	35,765	6,036	32,314	101,700	43,739	112,483
Cost of shares repurchased	(18,277)	(32,843)	(199,348)	(532,009)	(176,224)	(338,277)	(1,006,110)	(1,430,613)	(265,195)	(853,869)
Net (decrease) increase from Class 2 transactions	(175)	(3,563)	(58,996)	(306,851)	(11,568)	(100,466)	(686,144)	(252,238)	45,652	(346,412)
Class 3:
Proceeds from shares sold	-	-	-	-	-	-	390	2,265	336	1,209
Proceeds from reinvestment of dividends and distributions	-	-	-	-	-	-	411	1,414	427	1,249
Cost of shares repurchased	-	-	-	-	-	-	(19,442)	(38,105)	(6,076)	(11,488)
Net (decrease) increase from Class 3 transactions	-	-	-	-	-	-	(18,641)	(34,426)	(5,313)	(9,030)
Net (decrease) increase in net assets resulting from capital share transactions	(1,460)	(766)	(18,496)	(238,903)	(2,012)	(24,728)	(582,974)	(307,134)	378,974	(172,992)
Total (decrease) increase in net assets	(23,104)	73,414	(568,997)	1,263,898	(192,781)	1,227,786	(1,957,265)	6,647,051	(965,416)	2,508,056
Net assets:
Beginning of period	222,618	149,204	5,137,295	3,873,397	3,281,605	2,053,819	24,996,082	18,349,031	9,330,089	6,822,033
End of period	$199,514	$222,618	$4,568,298	$5,137,295	$3,088,824	$3,281,605	$23,038,817	$24,996,082	$8,364,673	$9,330,089
Undistributed (distributions in excess of) net investment income	$658	$99	$31,917	$10,202	$(53,862)	$(15,995)	$88,234	$46,571	$54,971	$17,735
Shares of beneficial interest:
Class 1:
Shares sold	134	762	4,022	9,692	3,364	11,706	10,647	30,528	27,527	36,037
Shares issued on reinvestment of dividends and distributions	1	20	240	779	457	130	317	1,129	1,438	3,462
Shares repurchased	(258)	(502)	(2,144)	(5,953)	(3,300)	(5,697)	(8,473)	(32,634)	(8,471)	(26,005)
Net (decrease) increase in shares outstanding	(123)	280	2,118	4,518	521	6,139	2,491	(977)	20,494	13,494
Class 2:
Shares sold	1,603	3,089	6,511	11,097	7,044	16,688	6,095	28,456	16,275	27,365
Shares issued on reinvestment of dividends and distributions	10	100	834	2,729	2,020	347	689	2,410	2,793	7,223
Shares repurchased	(1,683)	(3,595)	(10,603)	(33,950)	(9,945)	(24,566)	(21,585)	(38,315)	(16,648)	(62,079)
Net (decrease) increase in shares outstanding	(70)	(406)	(3,258)	(20,124)	(881)	(7,531)	(14,801)	(7,449)	2,420	(27,491)
Class 3:
Shares sold	-	-	-	-	-	-	8	59	21	78
Shares issued on reinvestment of dividends and distributions	-	-	-	-	-	-	9	33	27	80
Shares repurchased	-	-	-	-	-	-	(412)	(1,033)	(377)	(837)
Net (decrease) increase in shares outstanding	-	-	-	-	-	-	(395)	(941)	(329)	(679)

(*)Unaudited.

See Notes to Financial Statements

Statements of changes in net assets

	New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund
	Six months ended June 30, 2010(*)	Year ended December 31, 2009	Six months ended June 30, 2010(*)	Year ended December 31, 2009	Six months ended June 30, 2010(*)	Year ended December 31, 2009	Six months ended June 30, 2010(*)	Year ended December 31, 2009	Six months ended June 30, 2010(*)	Year ended December 31, 2009

Operations:
Net investment income (loss)	$18,360	$29,285	$37,145	$64,018	$27,115	$43,559	$204,883	$343,789	$2,206	$1,294
Net realized gain (loss) on investments, forward currency contracts and currency transactions	11,701	(69,962)	46,258	(449,056)	34,382	(308,921)	(1,140,645)	(1,550,366)	1,655	2,465
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(137,786)	688,152	(356,442)	1,200,546	(250,292)	883,289	(1,179,256)	7,059,920	(25,025)	17,096
Net (decrease) increase in net assets resulting from operations	(107,725)	647,475	(273,039)	815,508	(188,795)	617,927	(2,115,018)	5,853,343	(21,164)	20,855
Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(2,699)	(7,030)	(1,403)	(7,922)	(1,306)	(3,542)	(24,516)	(126,710)	(7)	(327)
Class 2	(7,020)	(18,903)	(9,117)	(60,270)	(15,408)	(40,323)	(42,019)	(225,593)	(39)	(1,017)
Class 3	-	-	-	-	-	-	(573)	(3,277)	-	-
Total dividends from net investment income	(9,719)	(25,933)	(10,520)	(68,192)	(16,714)	(43,865)	(67,108)	(355,580)	(46)	(1,344)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	-	-	-	-	-	-	-	-	(114)	(377)
Class 2	-	-	-	-	-	-	-	-	(581)	(1,337)
Class 3	-	-	-	-	-	-	-	-	-	-
Long-term net realized gains:
Class 1	-	-	-	-	-	-	-	-	(7)	-
Class 2	-	-	-	-	-	-	-	-	(39)	-
Class 3	-	-	-	-	-	-	-	-	-	-
Total distributions from net realized gain on investments	-	-	-	-	-	-	-	-	(741)	(1,714)
Total dividends and distributions paid to shareholders	(9,719)	(25,933)	(10,520)	(68,192)	(16,714)	(43,865)	(67,108)	(355,580)	(787)	(3,058)
Capital share transactions:
Class 1:
Proceeds from shares sold	66,254	157,026	70,041	126,839	7,838	31,416	646,548	1,764,451	3,612	10,518
Proceeds from reinvestment of dividends and distributions	2,699	7,030	1,403	7,922	1,306	3,542	24,516	126,710	128	704
Cost of shares repurchased	(38,804)	(64,154)	(13,061)	(26,536)	(10,887)	(11,041)	(798,886)	(564,157)	(2,624)	(960)
Net (decrease) increase from Class 1 transactions	30,149	99,902	58,383	108,225	(1,743)	23,917	(127,822)	1,327,004	1,116	10,262
Class 2:
Proceeds from shares sold	65,555	131,855	88,429	226,370	86,144	116,122	226,271	612,481	49,273	82,649
Proceeds from reinvestment of dividends and distributions	7,020	18,903	9,117	60,270	15,408	40,323	42,019	225,593	659	2,354
Cost of shares repurchased	(104,608)	(177,160)	(138,663)	(212,095)	(87,158)	(267,041)	(862,436)	(1,328,890)	(4,005)	(2,159)
Net (decrease) increase from Class 2 transactions	(32,033)	(26,402)	(41,117)	74,545	14,394	(110,596)	(594,146)	(490,816)	45,927	82,844
Class 3:
Proceeds from shares sold	-	-	-	-	-	-	204	836	-	-
Proceeds from reinvestment of dividends and distributions	-	-	-	-	-	-	573	3,277	-	-
Cost of shares repurchased	-	-	-	-	-	-	(19,474)	(36,309)	-	-
Net (decrease) increase from Class 3 transactions	-	-	-	-	-	-	(18,697)	(32,196)	-	-
Net (decrease) increase in net assets resulting from capital share transactions	(1,884)	73,500	17,266	182,770	12,651	(86,679)	(740,665)	803,992	47,043	93,106
Total (decrease) increase in net assets	(119,328)	695,042	(266,293)	930,086	(192,858)	487,383	(2,922,791)	6,301,755	25,092	110,903
Net assets:
Beginning of period	1,992,136	1,297,094	3,752,313	2,822,227	2,111,320	1,623,937	24,586,693	18,284,938	126,732	15,829
End of period	$1,872,808	$1,992,136	$3,486,020	$3,752,313	$1,918,462	$2,111,320	$21,663,902	$24,586,693	$151,824	$126,732
Undistributed (distributions in excess of) net investment income	$8,216	$(425)	$36,949	$10,324	$18,976	$8,575	$204,199	$66,424	$2,184	$24
Shares of beneficial interest:
Class 1:
Shares sold	3,337	9,899	8,409	18,485	855	4,390	20,668	68,983	245	793
Shares issued on reinvestment of dividends and distributions	136	369	168	996	149	406	798	4,254	10	48
Shares repurchased	(1,983)	(4,019)	(1,570)	(3,755)	(1,232)	(1,513)	(24,698)	(21,293)	(191)	(79)
Net (decrease) increase in shares outstanding	1,490	6,249	7,007	15,726	(228)	3,283	(3,232)	51,944	64	762
Class 2:
Shares sold	3,281	8,032	10,454	32,904	9,481	15,788	7,241	23,193	3,440	6,285
Shares issued on reinvestment of dividends and distributions	356	1,006	1,103	7,677	1,761	4,662	1,378	7,650	48	159
Shares repurchased	(5,443)	(11,463)	(16,554)	(31,184)	(9,928)	(35,763)	(27,644)	(51,758)	(290)	(152)
Net (decrease) increase in shares outstanding	(1,806)	(2,425)	(4,997)	9,397	1,314	(15,313)	(19,025)	(20,915)	3,198	6,292
Class 3:
Shares sold	-	-	-	-	-	-	6	32	-	-
Shares issued on reinvestment of dividends and distributions	-	-	-	-	-	-	19	111	-	-
Shares repurchased	-	-	-	-	-	-	(621)	(1,417)	-	-
Net (decrease) increase in shares outstanding	-	-	-	-	-	-	(596)	(1,274)	-	-

(*)Unaudited.

See Notes to Financial Statements

Statements of changes in net assets											(dollars and shares in thousands)

	Asset Allocation Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund
	Six months ended June 30, 2010(*)	Year ended December 31, 2009	Six months ended June 30, 2010(*)	Year ended December 31, 2009	Six months ended June 30, 2010(*)	Year ended December 31, 2009	Six months ended June 30, 2010(*)	Year ended December 31, 2009	Six months ended June 30, 2010(*)	Year ended December 31, 2009	Six months ended June 30, 2010(*)	Year ended December 31, 2009

Operations:
Net investment income (loss)	$104,919	$207,381	$144,286	$284,022	$24,935	$40,312	$71,372	$110,667	$32,459	$61,014	$(1,357)	$(3,113)
Net realized gain (loss) on investments, forward currency contracts and currency transactions	(45,766)	(640,061)	84,274	(364,938)	(325)	(16,815)	633	(92,671)	28,421	15,865	-	2
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(556,527)	2,290,623	177,870	926,325	(36,802)	72,190	(6,239)	461,683	91,792	(22,761)	31	(23)
Net (decrease) increase in net assets resulting from operations	(497,374)	1,857,943	406,430	845,409	(12,192)	95,687	65,766	479,679	152,672	54,118	(1,326)	(3,134)
Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(17,699)	(93,285)	(24,953)	(113,953)	(1,084)	(2,339)	(8,382)	(40,037)	(4,202)	(25,309)	-	(316)
Class 2	(19,580)	(117,534)	(26,992)	(137,087)	(6,493)	(15,691)	(13,329)	(68,526)	(5,327)	(38,568)	-	(1,604)
Class 3	(155)	(945)	-	-	-	-	(264)	(1,530)	(86)	(714)	-	(46)
Total dividends from net investment income	(37,434)	(211,764)	(51,945)	(251,040)	(7,577)	(18,030)	(21,975)	(110,093)	(9,615)	(64,591)	-	(1,966)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	-	-	-	-	-	-	-	-	(5,703)	(4,791)	-	(12)
Class 2	-	-	-	-	-	-	-	-	(8,206)	(9,261)	-	(76)
Class 3	-	-	-	-	-	-	-	-	(128)	(207)	-	(2)
Long-term net realized gains:
Class 1	-	-	-	-	-	-	-	-	-	(1,226)	-	-
Class 2	-	-	-	-	-	-	-	-	-	(2,369)	-	-
Class 3	-	-	-	-	-	-	-	-	-	(53)	-	-
Total distributions from net realized gain on investments	-	-	-	-	-	-	-	-	(14,037)	(17,907)	-	(90)
Total dividends and distributions paid to shareholders	(37,434)	(211,764)	(51,945)	(251,040)	(7,577)	(18,030)	(21,975)	(110,093)	(23,652)	(82,498)	-	(2,056)
Capital share transactions:
Class 1:
Proceeds from shares sold	369,750	1,291,806	529,710	1,488,336	58,828	93,061	124,066	223,658	310,966	561,764	26,680	41,500
Proceeds from reinvestment of dividends and distributions	17,699	93,285	24,953	113,953	1,084	2,339	8,382	40,037	9,905	31,326	-	328
Cost of shares repurchased	(144,850)	(156,605)	(202,591)	(168,758)	(8,792)	(54,163)	(139,093)	(89,997)	(74,082)	(79,283)	(27,840)	(95,018)
Net (decrease) increase from Class 1 transactions	242,599	1,228,486	352,072	1,433,531	51,120	41,237	(6,645)	173,698	246,789	513,807	(1,160)	(53,190)
Class 2:
Proceeds from shares sold	81,340	167,583	287,522	891,201	165,284	387,303	72,097	179,017	233,173	446,211	155,158	245,303
Proceeds from reinvestment of dividends and distributions	19,580	117,534	26,992	137,087	6,493	15,691	13,329	68,526	13,533	50,198	-	1,680
Cost of shares repurchased	(321,725)	(528,840)	(171,054)	(168,324)	(53,555)	(70,390)	(133,578)	(206,867)	(46,345)	(137,945)	(187,749)	(601,048)
Net (decrease) increase from Class 2 transactions	(220,805)	(243,723)	143,460	859,964	118,222	332,604	(48,152)	40,676	200,361	358,464	(32,591)	(354,065)
Class 3:
Proceeds from shares sold	1,052	1,407	-	-	-	-	3,149	4,542	3,187	3,034	8,046	11,746
Proceeds from reinvestment of dividends and distributions	155	945	-	-	-	-	264	1,530	214	974	-	48
Cost of shares repurchased	(2,881)	(7,954)	-	-	-	-	(6,155)	(6,093)	(3,130)	(9,441)	(9,184)	(19,384)
Net (decrease) increase from Class 3 transactions	(1,674)	(5,602)	-	-	-	-	(2,742)	(21)	271	(5,433)	(1,138)	(7,590)
Net (decrease) increase in net assets resulting from capital share transactions	20,120	979,161	495,532	2,293,495	169,342	373,841	(57,539)	214,353	447,421	866,838	(34,889)	(414,845)
Total (decrease) increase in net assets	(514,688)	2,625,340	850,017	2,887,864	149,573	451,498	(13,748)	583,939	576,441	838,458	(36,215)	(420,035)
Net assets:
Beginning of period	9,731,604	7,106,264	8,410,145	5,522,281	1,364,816	913,318	1,721,541	1,137,602	2,586,942	1,748,484	785,815	1,205,850
End of period	$9,216,916	$9,731,604	$9,260,162	$8,410,145	$1,514,389	$1,364,816	$1,707,793	$1,721,541	$3,163,383	$2,586,942	$749,600	$785,815
Undistributed (distributions in excess of) net investment income	$102,418	$34,933	$130,677	$38,336	$25,297	$7,939	$67,611	$18,214	$32,319	$9,475	$(1,369)	$(12)
Shares of beneficial interest:
Class 1:
Shares sold	24,878	102,533	50,107	149,856	5,088	8,516	11,348	24,161	25,033	45,477	2,340	3,630
Shares issued on reinvestment of dividends and distributions	1,206	6,550	2,336	11,086	95	202	774	3,917	785	2,560	-	29
Shares repurchased	(9,792)	(12,025)	(19,015)	(16,953)	(761)	(5,154)	(12,600)	(9,740)	(5,965)	(6,426)	(2,442)	(8,315)
Net (decrease) increase in shares outstanding	16,292	97,058	33,428	143,989	4,422	3,564	(478)	18,338	19,853	41,611	(102)	(4,656)
Class 2:
Shares sold	5,488	12,899	27,506	90,070	14,254	34,340	6,672	19,607	18,836	36,359	13,723	21,588
Shares issued on reinvestment of dividends and distributions	1,343	8,334	2,554	13,480	570	1,363	1,242	6,784	1,082	4,139	-	149
Shares repurchased	(21,863)	(42,295)	(16,369)	(17,148)	(4,668)	(6,671)	(12,488)	(21,748)	(3,770)	(11,281)	(16,600)	(52,942)
Net (decrease) increase in shares outstanding	(15,032)	(21,062)	13,691	86,402	10,156	29,032	(4,574)	4,643	16,148	29,217	(2,877)	(31,205)
Class 3:
Shares sold	70	107	-	-	-	-	286	512	253	245	708	1,029
Shares issued on reinvestment of dividends and distributions	11	67	-	-	-	-	24	150	17	80	-	4
Shares repurchased	(193)	(609)	-	-	-	-	(570)	(652)	(252)	(765)	(808)	(1,699)
Net (decrease) increase in shares outstanding	(112)	(435)	-	-	-	-	(260)	10	18	(440)	(100)	(666)

(*)Unaudited.

See Notes to Financial Statements

Notes to financial statements
 unaudited

1. Organization

American Funds Insurance Series (the "Series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 16 different funds (the “funds”).

The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives and the principal strategies the funds use to achieve these objectives are as follows:

Global Discovery Fund
Seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

Global Growth Fund	Seeks long-term growth of capital through investments in common stocks of companies located around the world.
Global Small Capitalization Fund	Seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.
Growth Fund	Seeks to invest in a wide range of companies that appear to offer superior opportunities for growth of capital.
International Fund	Seeks long-term growth of capital through investments in common stocks of companies located around the world.
New World Fund	Seeks long-term capital appreciation by investing in common stocks and bonds with significant exposure to countries that have developing economies and/or markets.
Blue Chip Income and Growth Fund
Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through investments in quality common stocks.

Global Growth and Income Fund	Seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.
Growth-Income Fund	Seeks long-term growth of capital and income by investing in common stocks or other securities of companies located in the U.S. and around the world.
International Growth and Income Fund
Seeks to provide long-term growth of capital and current income by investing primarily in the stocks of larger, well-established companies outside the U.S., including countries that have developing economies and/or markets.

Asset Allocation Fund	Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing primarily in common stocks and fixed-income securities.
Bond Fund	Seeks a high level of current income as is consistent with preservation of capital by investing primarily in bonds.
Global Bond Fund	Seeks a high level of total return consistent with prudent investment management by investing primarily in a global portfolio of investment-grade bonds.
High-Income Bond Fund	Seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.
U.S. Government/AAA-Rated Securities Fund
Seeks to provide a high level of current income consistent with preservation of capital by investing primarily in securities guaranteed or sponsored by the U.S. government and the highest quality corporate bonds.

Cash Management Fund	Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Each fund in the Series offers two or three share classes (Classes 1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders –Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The funds may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments – The funds may participate in transactions that involve unfunded commitments, which may obligate the funds to purchase new or additional bonds if certain contingencies are met. As of June 30, 2010, Bond Fund and High-Income Bond Fund had unfunded bond commitments of $791,000 and $128,000, respectively, which represented less than 0.01% of the net assets of each fund.

3. Valuation

The funds’ investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The funds generally determine their net asset values as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The funds use the following methods and inputs to establish the fair value of their assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the Series’ board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The funds classify their assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the funds’ determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of June 30, 2010, and reconcile the valuation of the funds’ Level 3 investment securities and related transactions, if any, during the six months ended June 30, 2010 (dollars in thousands):

Global Discovery Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Information technology	$37,051	$7,151	*	$-	$44,202
Health care	30,475	4,257	*	-	34,732
Financials	15,055	15,915	*	-	30,970
Consumer discretionary	17,732	5,752	*	-	23,484
Industrials	6,406	8,010	*	-	14,416
Utilities	-	7,085	*	-	7,085
Materials	1,572	-		-	1,572
Energy	1,494	-		-	1,494
Other	2,226	467	*	-	2,693
Miscellaneous	6,329	2,708	*	-	9,037
Convertible securities	495	718		-	1,213
Bonds, notes & other debt instruments	-	11,366		-	11,366
Short-term securities	-	18,297		-	18,297
Total	$118,835	$81,726		$-	$200,561

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $ 51,345,000 of investment securities were classified as Level 2 instead of Level 1.

Global Growth Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Information technology	$438,165	$177,218	(1)	$-	$615,383
Financials	165,675	409,593	(1)	-	575,268
Consumer staples	137,041	415,696	(1)	-	552,737
Consumer discretionary	240,062	271,595	(1)	1,057	512,714
Health care	226,692	266,665	(1)	-	493,357
Industrials	229,443	153,758	(1)	-	383,201
Telecommunication services	106,978	240,734	(1)	-	347,712
Energy	151,219	148,175	(1)	-	299,394
Materials	132,400	73,334	(1)	-	205,734
Utilities	-	87,180	(1)	-	87,180
Miscellaneous	25,092	74,398	(1)	-	99,490
Preferred stocks	-	7,966		-	7,966
Short-term securities	-	379,131		-	379,131
Total	$1,852,767	$2,705,443		$1,057	$4,559,267

(1) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $2,318,346,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2010	Net sales	Net unrealized depreciation (2)	Net transfers out of Level 3 (3)	Ending value at 6/30/2010
Investment securities	$14,508	$(5,942)	$(2,887)	$(4,622)	$1,057

Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2010 (dollars in thousands) (2):					$(1)

(2) Net unrealized depreciation is included in the related amounts on investments in the statement of operations.
(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

Global Small Capitalization Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Information technology	$198,275	$339,900	(1)	$99	$538,274
Consumer discretionary	178,876	322,433	(1)	3,135	504,444
Industrials	146,162	218,653	(1)	-	364,815
Materials	66,502	244,101	(1)	2,588	313,191
Health care	198,135	58,472	(1)	-	256,607
Financials	116,518	116,133	(1)	4,913	237,564
Energy	55,194	60,442	(1)	-	115,636
Utilities	-	99,312	(1)	-	99,312
Consumer staples	20,351	72,120	(1)	-	92,471
Telecommunication services	10,091	6,840	(1)	-	16,931
Miscellaneous	87,694	65,229	(1)	-	152,923
Rights & warrants	2,046	161		3,162	5,369
Convertible securities	5,210	7,975		398	13,583
Bonds, notes & other debt instruments	-	124,119		-	124,119
Short-term securities	-	293,628		-	293,628
Total	$1,085,054	$2,029,518		$14,295	$3,128,867

(1) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,602,904,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized loss (2)	Net unrealized appreciation (2)	Net transfers out of Level 3 (3)	Ending value at 6/30/2010
Investment securities	$24,986	$3,438	$(12,376)	$8,260	$(10,013)	$14,295

Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2010 (dollars in thousands) (2):						$(4,884)

(2) Net realized loss and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.
(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

Growth Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Consumer discretionary	$3,169,778	$371,149	(1)	$-	$3,540,927
Information technology	3,375,175	112,647	(1)	-	3,487,822
Financials	2,951,849	211,937	(1)	-	3,163,786
Energy	2,822,123	45,150	(1)	-	2,867,273
Materials	1,727,681	497,165	(1)	-	2,224,846
Health care	2,079,684	89,554	(1)	16,347	2,185,585
Industrials	1,895,820	74,733	(1)	83,669	2,054,222
Consumer staples	800,713	212,795	(1)	-	1,013,508
Telecommunication services	308,770	179,252	(1)	-	488,022
Utilities	237,434	-		22,163	259,597
Miscellaneous	291,631	73,405	(1)	-	365,036
Convertible securities	10,456	-		-	10,456
Short-term securities	-	1,607,312		-	1,607,312
Total	$19,671,114	$3,475,099		$122,179	$23,268,392

(1) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,867,787,000 of investment securities were classified as Level 2 instead of Level 1.

International Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Financials	$149,998	$1,511,596	*	$-	$1,661,594
Health care	176,053	836,231	*	-	1,012,284
Information technology	96,100	787,159	*	-	883,259
Consumer discretionary	-	847,897	*	5,383	853,280
Consumer staples	-	733,376	*	-	733,376
Industrials	89,706	553,964	*	-	643,670
Telecommunication services	255,610	322,407	*	-	578,017
Energy	41,220	520,182	*	-	561,402
Materials	7,294	464,938	*	-	472,232
Utilities	-	121,064	*	-	121,064
Miscellaneous	15,303	112,408	*	-	127,711
Preferred stocks	-	9,469		-	9,469
Bonds, notes & other debt instruments	-	8,815		-	8,815
Short-term securities	-	656,346		-	656,346
Total	$831,284	$7,485,852		$5,383	$8,322,519

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $6,767,539,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2010	Net unrealized depreciation (†)	Ending value at 6/30/2010
Investment securities	$5,389	$(6)	$5,383

Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2010 (dollars in thousands) (†):			$(6)

(†) Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

New World Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Consumer staples	$92,864	$243,858	*	$-	$336,722
Financials	54,541	205,559	*	-	260,100
Industrials	30,152	121,640	*	-	151,792
Consumer discretionary	20,367	120,198	*	-	140,565
Telecommunication services	51,155	87,782	*	-	138,937
Information technology	55,563	83,351	*	-	138,914
Materials	32,554	87,881	*	-	120,435
Energy	49,424	53,330	*	-	102,754
Health care	18,132	74,124	*	-	92,256
Utilities	12,355	20,787	*	-	33,142
Miscellaneous	21,227	56,787	*	-	78,014
Rights & warrants	149	-		-	149
Bonds, notes & other debt instruments:
Bonds & notes of governments outside the U.S.	-	155,894		-	155,894
Other	-	15,056		-	15,056
Short-term securities	-	99,907		-	99,907
Total	$438,483	$1,426,154		$-	$1,864,637

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,148,439,000 of investment securities were classified as Level 2 instead of Level 1.

Blue Chip Income and Growth Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$795,521	$-	$-	$795,521
Industrials	507,739	-	-	507,739
Health care	422,059	-	-	422,059
Consumer discretionary	314,304	-	-	314,304
Consumer staples	314,170	-	-	314,170
Financials	300,042	-	-	300,042
Energy	262,769	-	-	262,769
Telecommunication services	237,768	-	-	237,768
Utilities	66,812	-	-	66,812
Materials	25,924	-	-	25,924
Miscellaneous	92,272	-	-	92,272
Convertible securities	-	4,394	-	4,394
Short-term securities	-	150,198	-	150,198
Total	$3,339,380	$154,592	$-	$3,493,972

Global Growth and Income Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Financials	$136,630	$177,230	*	$2,580	$316,440
Information technology	134,970	70,513	*	-	205,483
Consumer staples	61,893	143,039	*	-	204,932
Materials	167,989	26,520	*	-	194,509
Telecommunication services	64,609	118,911	*	-	183,520
Industrials	108,161	66,160	*	-	174,321
Health care	88,990	62,659	*	-	151,649
Consumer discretionary	100,861	35,693	*	-	136,554
Energy	51,102	29,940	*	-	81,042
Utilities	20,586	60,221	*	-	80,807
Preferred stocks	-	2,169		-	2,169
Convertible securities	-	10,275		209	10,484
Bonds, notes & other debt instruments	-	45,201		-	45,201
Short-term securities	-	129,672		-	129,672
Total	$935,791	$978,203		$2,789	$1,916,783

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $790,886,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2010	Net unrealized appreciation	Ending value at 6/30/2010
Investment securities	$2,789	$-	$2,789

Growth-Income Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Information technology	$4,989,331	$205,429	*	$-	$5,194,760
Industrials	2,876,802	100,399	*	-	2,977,201
Consumer discretionary	2,136,788	143,649	*	-	2,280,437
Health care	1,946,363	91,320	*	-	2,037,683
Energy	1,722,884	165,872	*	-	1,888,756
Financials	1,548,100	282,636	*	-	1,830,736
Consumer staples	1,573,558	72,686	*	-	1,646,244
Materials	822,889	154,748	*	-	977,637
Telecommunication services	823,888	31,143	*	-	855,031
Utilities	270,473	70,704	*	-	341,177
Miscellaneous	193,235	57,746	*	-	250,981
Preferred stocks	-	43,401		-	43,401
Convertible securities	78,846	25,367		-	104,213
Bonds, notes & other debt instruments	-	2,425		-	2,425
Short-term securities	-	1,308,562		-	1,308,562
Total	$18,983,157	$2,756,087		$-	$21,739,244

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,375,037,000 of investment securities were classified as Level 2 instead of Level 1.

International Growth and Income Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Financials	$545	$30,501	*	$-	$31,046
Information technology	2,028	21,392	*	-	23,420
Consumer staples	5,806	9,707	*	-	15,513
Consumer discretionary	1,941	9,824	*	-	11,765
Telecommunication services	4,678	6,014	*	-	10,692
Health care	824	8,594	*	-	9,418
Materials	-	9,060	*	-	9,060
Utilities	-	8,943	*	-	8,943
Industrials	370	8,258	*	-	8,628
Energy	-	3,293	*	-	3,293
Miscellaneous	459	508	*	-	967
Preferred stocks	-	723		-	723
Bonds, notes & other debt instruments	-	5,176		-	5,176
Short-term securities	-	10,499		-	10,499
Total	$16,651	$132,492		$-	$149,143

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $116,019,000 of investment securities were classified as Level 2 instead of Level 1.

Forward currency contracts (†):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	-	$4	-	$4

(†) Forward currency contracts are not included in the investment portfolio.

Asset Allocation Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Information technology	$1,147,576	$-		$-	$1,147,576
Financials	786,633	117,105	(1)	-	903,738
Materials	661,248	236,797	(1)	-	898,045
Health care	832,300	27,465	(1)	-	859,765
Industrials	667,240	23,918	(1)	48	691,206
Energy	623,065	-		-	623,065
Consumer discretionary	595,126	20,634	(1)	3,405	619,165
Consumer staples	329,744	5,067	(1)	-	334,811
Utilities	142,679	-		-	142,679
Telecommunication services	100,903	100	(1)	-	101,003
Miscellaneous	150,192	30,497	(1)	-	180,689
Preferred stocks	-	7,137		-	7,137
Rights & warrants	-	-		479	479
Convertible securities	-	-		2,635	2,635
Bonds, notes & other debt instruments:
Bonds & notes of U.S. government & government agencies	-	918,317		-	918,317
Corporate bonds & notes	-	710,021		-	710,021
Mortgage-backed obligations	-	518,488		1,685	520,173
Other	-	156,943		-	156,943
Short-term securities	-	475,484		-	475,484
Total	$6,036,706	$3,247,973		$8,252	$9,292,931

(1) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $423,570,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized gain (2)	Net unrealized appreciation (2)	Net transfers into Level 3 (3)	Ending value at 6/30/2010
Investment securities	$636	$4,482	$337	$1,298	$1,499	$8,252

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2010 (dollars in thousands) (2):						$1,185

(2) Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.
(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Bonds & notes of U.S. government & government agencies	$-	$2,927,443	$-	$2,927,443
Mortgage-backed obligations	-	2,547,695	2,210	2,549,905
Corporate bonds & notes	-	2,223,231	-	2,223,231
Bonds & notes of governments & government agencies outside the U.S.	-	814,256	-	814,256
Other	-	182,437	-	182,437
Preferred stocks	-	72,209	-	72,209
Common stocks	2,409	-	3	2,412
Short-term securities	-	1,609,310	-	1,609,310
Total	$2,409	$10,376,581	$2,213	$10,381,203

Forward currency contracts (1):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	-	$10,670	-	$10,670
Unrealized depreciation on open forward currency contracts	-	(2,518)	-	(2,518)
Total	-	$8,152	-	$8,152

(1) Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2010	Net sales	Net realized loss (2)	Net unrealized appreciation (2)	Net transfers into Level 3 (3)	Ending value at 6/30/2010
Investment securities	$905	$(897)	$(52)	$291	$1,966	$2,213

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2010 (dollars in thousands) (2):						$244

(2) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.
(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

Global Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Euros	$-	$350,247	$-	$350,247
Japanese yen	-	100,934	-	100,934
Polish zloty	-	65,010	-	65,010
South Korean won	-	62,698	-	62,698
Mexican pesos	-	46,060	-	46,060
Canadian dollars	-	30,344	-	30,344
Malaysian ringgits	-	28,737	-	28,737
British pounds	-	26,044	-	26,044
Danish kroner	-	18,173	-	18,173
U.S. dollars	-	603,078	-	603,078
Other currencies	-	89,899	-	89,899
Preferred stocks	201	6,099	-	6,300
Common stocks	-	-	114	114
Rights & warrants	-	-	4	4
Short-term securities	-	96,673	-	96,673
Total	$201	$1,523,996	$118	$1,524,315

Forward currency contracts (*):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	-	$4,701	-	$4,701
Unrealized depreciation on open forward currency contracts	-	(1,483)	-	(1,483)
Total	-	$3,218	-	$3,218

(*) Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized gain (†)	Net unrealized depreciation (†)	Ending value at 6/30/2010
Investment securities	$309	$(213)	$30	$(8)	$118

Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2010 (dollars in thousands) (†):					$(7)

(†) Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

High-Income Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Coporate bonds & notes	$-	$1,486,578	$1,978	$1,488,556
Other	-	7,199	-	7,199
Convertible securities	-	12,185	659	12,844
Preferred stocks	1,341	40,227	1,657	43,225
Common stocks	20,376	-	1,764	22,140
Rights & warrants	9	-	143	152
Short-term securities	-	115,263	-	115,263
Total	$21,726	$1,661,452	$6,201	$1,689,379

Forward currency contracts (*):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	-	$799	-	$799
Unrealized depreciation on open forward currency contracts	-	(6)	-	(6)
Total	-	$793	-	$793

(*) Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized loss (†)	Net unrealized appreciation (†)	Ending value at 6/30/2010
Investment securities	$5,504	$(564)	$(809)	$2,070	$6,201

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2010 (dollars in thousands) (†):					$1,863

(†) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

U.S. Government/AAA-Rated Securities Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$-	$1,396,126	$-	$1,396,126
Mortgage-backed obligations	-	1,117,055	-	1,117,055
Federal agency bonds & notes	-	380,715	-	380,715
Other	-	27,151	-	27,151
Short-term securities	-	489,852	-	489,852
Total	$-	$3,410,899	$-	$3,410,899

Level 3 reconciliation	Beginning value at 1/1/2010	Net unrealized appreciation (*)	Net sales	Net realized loss (*)	Ending value at 6/30/2010
Investment securities	$1,522	$1,409	$(1,522)	$(1,409)	$-

(*) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Cash Management Fund

At June 30, 2010, all of the fund's investment securities were classified as Level 2.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

The values of and the income generated by securities held by the funds may fluctuate or experience sharp, short-term declines in value in response to certain events, including, for example, those directly involving the companies whose securities are owned by the funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations. In particular, growth-oriented, equity securities may involve large price swings and potential for loss. In addition, the stock prices of smaller companies may be more volatile than the prices of larger, more established companies.

The values of and the income generated by most debt securities held by the funds may be affected by changing market interest rates and by changes in effective maturities and credit ratings of these securities. For example, the values of debt securities in the funds’ portfolios generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity debt securities. In addition, there may be little trading in the secondary market for certain lower quality debt securities, which may adversely affect the fund’s ability to dispose of such securities.

Investments in securities issued by entities based outside the U.S. may be affected to a greater extent than investments in the U.S. by certain issues and events, including, but not limited to, currency controls; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with developed countries, such as less developed legal and accounting systems, government instability and smaller securities markets and trading volumes. The economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes.

Certain funds may invest in high-quality money market instruments such as commercial paper, commercial bank obligations, savings association obligations, U.S. or Canadian government securities, and short-term corporate bonds and notes with credit and liquidity enhancements. Changes in the credit quality of banks and financial institutions providing these enhancements could cause the funds to experience a loss and may affect their share price.

5. Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2010, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

All of the funds, with the exception of International Growth and Income Fund, are not subject to examination by U.S. federal tax authorities for years before 2006. All of the funds, with the exception of Global Growth and Income Fund, International Growth and Income Fund and Global Bond Fund, are not subject to examination by state tax authorities for years before 2005. Global Growth and Income Fund and Global Bond Fund were each launched in 2006; therefore, their only tax years, 2006 to 2009, remain open for examination by U.S. federal and state tax authorities. International Growth and Income Fund was launched in 2008; therefore, its only tax years, 2008 to 2009, remain open for examination by U.S. federal and state tax authorities. The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Small Capitalization Fund, International Fund, New World Fund and Global Growth Fund for tax years before 2003; Global Discovery Fund for tax years before 2004; Growth Fund for tax years before 2005; and Global Growth and Income Fund for tax years before 2007. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. Taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to taxes in those countries. The funds record a liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Dividends from net investment income and currency gains and distributions from short-term net realized gains shown on the accompanying financial statements are considered ordinary income distributions for tax purposes. Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.

As indicated in the table below and on the following page, 13 funds had capital loss carryforwards available at December 31, 2009. These will be used to offset any capital gains realized by the funds in the current and future years through the expiration dates. Those funds will not make distributions from capital gains while capital loss carryforwards remain.

The components of distributable earnings on a tax basis are reported as of December 31, 2009, the funds’ most recent year-end. Tax basis unrealized appreciation (depreciation) and cost of investment securities are reported as of June 30, 2010.

Additional tax basis disclosures are as follows:

							(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund
As of December 31, 2009:
Undistributed ordinary income	$100	$19,766	$43,819	$47,361	$66,764	$9,687	$10,330	$16,565
Post-October currency loss deferrals (realized during the period
November 1, 2009, through December 31, 2009)*	-	(143)	-	(451)	-	(4)	-	(218)
Undistributed long-term capital gain	-	-	-	-	-	-	-	-
Post-October capital loss deferrals (realized during the period
November 1, 2009, through December 31, 2009)*	-	-	(16,711)	(33,984)	(28,119)	-	(27,928)	-

Capital loss carryforwards:
Expiring 2010	-	-	-	-	-	-	-	-
Expiring 2011	-	-	-	-	-	-	-	-
Expiring 2016	(1,077)	(215,002)	(57,654)	(1,280,904)	-	(23,949)	(304,021)	(116,550)
Expiring 2017	(30,033)	(752,750)	(496,582)	(3,348,190)	(1,185,778)	(138,476)	(495,895)	(526,741)
	$(31,110)	$(967,752)	$(554,236)	$(4,629,094)	$(1,185,778)	$(162,425)	$(799,916)	$(643,291)
Capital loss carryforwards expired	$-	$-	$-	$-	$-	$-	$-	$-

As of June 30, 2010:
Gross unrealized appreciation on investment securities	$17,249	$618,532	$551,885	$3,985,308	$1,004,332	$373,049	$381,521	$177,462
Gross unrealized depreciation on investment securities	(24,547)	(314,928)	(448,938)	(1,992,934)	(997,947)	(121,417)	(374,517)	(262,950)
Net unrealized (depreciation) appreciation on investment securities	$(7,298)	$303,604	$102,947	$1,992,374	$6,385	$251,632	$7,004	$(85,488)
Cost of investment securities	$207,859	$4,255,663	$3,025,920	$21,276,018	$8,316,134	$1,613,005	$3,486,968	$2,002,271

*These deferrals are considered incurred in the subsequent year.

							(dollars in thousands)

	Growth-Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund
As of December 31, 2009:
Undistributed ordinary income	$66,783	$740	$37,034	$51,139	$7,520	$21,853	$18,502	-
Post-October currency loss deferrals (realized during the period
November 1, 2009, through December 31, 2009)*	-	-	(31)	-	(732)	-	-	-
Undistributed long-term capital gain	-	40	-	-	-	-	4,950	-
Post-October capital loss deferrals (realized during the period
November 1, 2009, through December 31, 2009)*	(15,964)	-	(48,416)	(3,843)	-	(510)	-	-

Capital loss carryforwards:
Expiring 2010	-	-	-	-	-	(50,900)	-	-
Expiring 2011	-	-	-	-	-	(35,517)	-	-
Expiring 2016	(691,368)	-	(400,076)	(98,035)	(5,498)	(47,291)	-	-
Expiring 2017	(2,423,213)	-	(649,787)	(383,007)	(828)	(113,685)	-	-
	$(3,114,581)	$-	$(1,049,863)	$(481,042)	$(6,326)	$(247,393)	$-	$-
Capital loss carryforwards expired	$-	$-	$-	$-	$-	$(41,518)	$-	$-

As of June 30, 2010:
Gross unrealized appreciation on investment securities	$2,700,048	$7,793	$810,648	$355,711	$52,497	$76,474	$114,531	$25
Gross unrealized depreciation on investment securities	(2,083,018)	(14,726)	(546,462)	(75,092)	(48,005)	(49,284)	(162)	(8)
Net unrealized (depreciation) appreciation on investment securities	$617,030	$(6,933)	$264,186	$280,619	$4,492	$27,190	$114,369	$17
Cost of investment securities	$21,122,214	$156,076	$9,028,745	$10,100,584	$1,519,823	$1,662,189	$3,296,530	$743,544

*These deferrals are considered incurred in the subsequent year.

6. Fees and transactions with related parties

Capital Research and Management Company (“CRMC”), the Series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the Series’ shares, and American Funds Service Company® (“AFS”), the Series’ transfer agent.

Investment advisory services – The aggregate fee of $187,600,000 for management services was incurred by the Series pursuant to an agreement with CRMC. The Investment Advisory and Service Agreement provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The range of rates and asset levels and the current annualized rates of average net assets for each fund are as follows:

					Annualized rates for the six months
	Rates		Net asset level (in billions)		ended
Fund	Beginning with	Ending with	Up to	In excess of	June 30, 2010
Global Discovery	.580%	.440%	$.5	$1.0	.58%
Global Growth	.690	.460	.6	5.0	.53
Global Small Capitalization	.800	.635	.6	5.0	.71
Growth	.500	.280	.6	34.0	.32
International	.690	.430	.5	21.0	.49
New World	.850	.620	.5	2.5	.75
Blue Chip Income and Growth	.500	.370	.6	4.0	.42
Global Growth and Income	.690	.480	.6	3.0	.59
Growth-Income	.500	.219	.6	34.0	.27
International Growth and Income	.690	.530	.5	1.0	.69
Asset Allocation	.500	.250	.6	8.0	.30
Bond	.480	.330	.6	8.0	.37
Global Bond	.570	.500	1.0	1.0	.55
High-Income Bond	.500	.420	.6	2.0	.47
U.S. Government/AAA-Rated Securities	.460	.330	.6	3.0	.38
Cash Management	.320	.270	1.0	2.0	.32

Distribution services – The Series has adopted plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the Series. During the six months ended June 30, 2010, distribution expenses under the plans for the Series aggregated $85,474,000 for Class 2 and $549,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

Transfer agent services – The aggregate fee of $2,000 was incurred during the six months ended June 30, 2010, pursuant to an agreement with AFS. Under this agreement, the Series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation shown on the accompanying financial statements includes current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows:

	(dollars in thousands)

			Decrease in value
Fund	Current fees		of deferred amounts
Global Discovery	$1		$-	*
Global Growth	23		(1)
Global Small Capitalization	14		-	*
Growth	109		(9)
International	40		(4)
New World	9		-	*
Blue Chip Income and Growth	16		-	*
Global Growth and Income	9		-	*
Growth-Income	107		(10)
International Growth and Income	-	*	-	*
Asset Allocation	43		(3)
Bond	38		(1)
Global Bond	6		-	*
High-Income Bond	8		(1)
U.S. Government/AAA-Rated Securities	12		(1)
Cash Management	3		-	*

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the Series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the Series.

7. Investment transactions and other disclosures

The following table presents additional information for the six months ended June 30, 2010:

							(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund

Purchases of investment securities*	$44,190	$643,879	$547,322	$3,606,959	$1,026,172	$196,357	$559,477	$284,441
Sales of investment securities*	62,511	670,296	818,440	4,570,586	1,066,453	148,795	402,272	265,409
Non-U.S taxes paid on dividend income	140	6,317	1,295	5,399	17,390	1,990	853	2,195
Non-U.S taxes (refunded) paid on interest income	-	-	-	-	-	-	-	-
Non-U.S taxes paid (refunded) on realized gains	-	624	(435)	-	271	-	-	-
Non-U.S taxes provided on unrealized gains as of June 30, 2010	-	3,444	1,700	-	5,906	927	-	-
Dividends from affiliated issuers	-	-	781	1,441	-	-	-	313
Net realized loss from affiliated issuers	-	-	(5,378)	(142,488)	-	-	-	-

*Excludes short-term securities and U.S. government obligations, if any.

						(dollars in thousands)

	Growth-Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund

Purchases of investment securities*	$2,876,509	$65,351	$2,191,375	$5,098,406	$718,130	$473,448	$1,600,601
Sales of investment securities*	2,781,659	19,838	1,903,648	4,416,700	552,138	460,040	1,454,729
Non-U.S taxes paid on dividend income	5,973	278	790	-	-	-	-
Non-U.S taxes (refunded) paid on interest income	-	-	-	(11)	58	-	-
Non-U.S taxes paid (refunded) on realized gains	-	-	-	-	2	-	-
Non-U.S taxes provided on unrealized gains as of June 30, 2010	-	14	-	-	-	-	-
Dividends from affiliated issuers	-	-	-	-	-	-	-
Net realized loss from affiliated issuers	-	-	-	-	-	-	-

*Excludes short-term securities and U.S. government obligations, if any.

8. Forward currency contracts

The funds may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The funds enter into these contracts to manage their exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the funds value forward currency contracts based on the applicable exchange rate and record unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The funds record realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of June 30, 2010, International Growth and Income Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies as shown on the following tables. As of June 30, 2010, New World Fund did not have any open forward currency contracts. The open forward currency contracts shown are generally indicative of the level of activity in each fund during the six months ended June 30, 2010.

						(amounts in thousands)

						Unrealized
						appreciation
			Contract amount			(depreciation) at
	Settlement date	Counterparty	Receive		Deliver	June 30, 2010
International Growth and Income Fund
Sales:
Euros	7/30/2010	HSBC Bank		$1,098	€894	$4

Bond Fund
Purchases:
Australian dollars	7/30/2010	JPMorgan Chase	$	A33,341	$29,007	$(1,045)

Sales:
Danish kroner	7/13/2010	UBS AG		$19,398	DKr120,925	$(454)
Euros	7/13/2010	JPMorgan Chase		$2,687	€2,250	(64)
Euros	7/19/2010	JPMorgan Chase		$23,310	€18,885	214
Euros	7/20/2010	JPMorgan Chase		$5,200	€4,220	39
Euros	7/21/2010	HSBC Bank		$34,307	€27,690	443
Euros	7/28/2010	UBS AG		$59,797	€44,855	4,939
Euros	8/3/2010	JPMorgan Chase		$7,724	€5,845	575
Euros	8/5/2010	JPMorgan Chase		$23,539	€17,830	1,732
Euros	8/6/2010	HSBC Bank		$10,149	€7,785	627
Hungarian forints	8/6/2010	HSBC Bank		$6,134	HUF1,312,360	536
Japanese yen	8/6/2010	JPMorgan Chase		$14,833	¥1,395,071	(955)
Mexican pesos	7/13/2010	JPMorgan Chase		$6,317	MXN86,215	33
Polish zloty	8/6/2010	HSBC Bank		$12,348	PLN38,150	1,131
Swedish kronor	8/6/2010	HSBC Bank		$7,597	SKr56,110	401
						$9,197

Forward currency contracts - net						$8,152

Global Bond Fund
Purchases:
Australian dollars	7/16/2010	HSBC Bank	$	A5,231	$4,500	$(105)
Australian dollars	7/30/2010	JPMorgan Chase	$	A13,640	$11,867	(427)
Euros	7/9/2010	JPMorgan Chase		€7,333	$9,000	(32)
Euros	7/28/2010	HSBC Bank		€7,269	$8,979	(89)
Japanese yen	8/9/2010	HSBC Bank		¥1,544,325	$16,361	1,117
Singapore dollars	7/16/2010	HSBC Bank	$	S6,271	$4,500	(18)
Singapore dollars	7/19/2010	JPMorgan Chase	$	S6,237	$4,479	(22)
Singapore dollars	7/28/2010	HSBC Bank	$	S6,336	$4,555	(27)
						$397

Sales:
British pounds	7/13/2010	JPMorgan Chase		€699	£580	$(11)
British pounds	7/16/2010	UBS AG		$4,111	£2,790	(57)
British pounds	7/20/2010	HSBC Bank		$444	£300	(4)
Euros	7/15/2010	HSBC Bank		$32,992	€27,500	(639)
Euros	7/20/2010	JPMorgan Chase		$4,486	€3,645	28
Euros	7/20/2010	HSBC Bank		$1,111	€900	10
Euros	7/21/2010	HSBC Bank		$3,097	€2,500	40
Euros	7/23/2010	HSBC Bank		$8,962	€7,285	53
Euros	7/26/2010	Bank of New York Mellon		$4,479	€3,645	21
Euros	7/26/2010	JPMorgan Chase		$276	€200	22
Euros	7/28/2010	UBS AG		$2,333	€1,750	193
Euros	7/29/2010	UBS AG		$8,890	€6,730	659
Euros	7/30/2010	JPMorgan Chase		$4,363	€3,316	308
Euros	8/3/2010	HSBC Bank		$3,428	€2,590	260
Euros	8/3/2010	JPMorgan Bank - London		$2,303	€1,875	10
Euros	8/4/2010	JPMorgan Chase		$6,822	€5,595	(22)
Euros	8/6/2010	Bank of New York Mellon		$9,053	€6,940	565
Euros	8/9/2010	HSBC Bank		$15,722	€12,230	763
Euros	8/9/2010	HSBC Bank		$772	€600	38
Euros	8/10/2010	JPMorgan Chase		$13,427	€10,565	505
Mexican pesos	7/13/2010	JPMorgan Chase		$3,237	MXN43,165	17
Swedish kronor	7/13/2010	UBS AG		€1,627	SKr15,750	(30)
Swedish kronor	7/28/2010	UBS AG		$1,142	SKr8,190	92
						$2,821

Forward currency contracts - net						$3,218

High-Income Bond Fund
Sales:
British pounds	7/20/2010	HSBC Bank		$741	£500	$(6)
Euros	7/26/2010	JPMorgan Chase		$420	€300	33
Euros	7/30/2010	JPMorgan Chase		$7,895	€6,000	557
Euros	8/9/2010	HSBC Bank		$1,286	€1,000	63
Euros	8/10/2010	JPMorgan Chase		$3,816	€3,000	146
						$793

Financial highlights(1)

		(Loss) income from investment operations(2)			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver(3)		Ratio of net income (loss) to average net assets(3)
Global Discovery Fund
Class 1
6/30/10(4)	$11.20	$.05	$(1.10)	$(1.05)	$(.01)	$-	$(.01)	$10.14	(9.41)%	$26	.62	%(5)	.62	%(5)	.83	%(5)
12/31/09	7.45	.05	3.78	3.83	(.08)	-	(.08)	11.20	51.49	31	.61		.61		.59
12/31/08	14.09	.15	(6.37)	(6.22)	(.12)	(.30)	(.42)	7.45	(45.02)	18	.60		.55		1.33
12/31/07	13.05	.17	2.07	2.24	(.16)	(1.04)	(1.20)	14.09	17.55	35	.60		.54		1.25
12/31/06	11.63	.15	1.89	2.04	(.13)	(.49)	(.62)	13.05	17.66	28	.62		.56		1.19
12/31/05	10.79	.14	1.05	1.19	(.11)	(.24)	(.35)	11.63	11.07	22	.61		.56		1.27
Class 2
6/30/10(4)	11.15	.03	(1.08)	(1.05)	(.01)	-	(.01)	10.09	(9.46)	174	.87	%(5)	.87	%(5)	.58	%(5)
12/31/09	7.43	.03	3.74	3.77	(.05)	-	(.05)	11.15	50.91	192	.86		.86		.36
12/31/08	14.02	.12	(6.32)	(6.20)	(.09)	(.30)	(.39)	7.43	(45.09)	131	.85		.80		1.08
12/31/07	13.00	.14	2.05	2.19	(.13)	(1.04)	(1.17)	14.02	17.22	240	.85		.79		.98
12/31/06	11.59	.11	1.89	2.00	(.10)	(.49)	(.59)	13.00	17.41	151	.87		.81		.94
12/31/05	10.76	.11	1.05	1.16	(.09)	(.24)	(.33)	11.59	10.80	89	.86		.81		1.04
Global Growth Fund
Class 1
6/30/10(4)	$19.61	$.18	$(2.18)	$(2.00)	$(.08)	$-	$(.08)	$17.53	(10.21)%	$964	.57	%(5)	.57	%(5)	1.88	%(5)
12/31/09	13.96	.26	5.67	5.93	(.28)	-	(.28)	19.61	42.58	1,037	.56		.56		1.59
12/31/08	25.15	.47	(9.50)	(9.03)	(.41)	(1.75)	(2.16)	13.96	(38.23)	675	.55		.50		2.37
12/31/07	23.44	.51	2.98	3.49	(.76)	(1.02)	(1.78)	25.15	15.16	684	.55		.50		2.06
12/31/06	19.63	.41	3.62	4.03	(.22)	-	(.22)	23.44	20.73	278	.58		.53		1.95
12/31/05	17.31	.28	2.19	2.47	(.15)	-	(.15)	19.63	14.37	206	.62		.57		1.56
Class 2
6/30/10(4)	19.50	.15	(2.16)	(2.01)	(.08)	-	(.08)	17.41	(10.36)	3,604	.82	(5)	.82	(5)	1.62	(5)
12/31/09	13.88	.22	5.64	5.86	(.24)	-	(.24)	19.50	42.30	4,100	.82		.82		1.36
12/31/08	25.00	.42	(9.43)	(9.01)	(.36)	(1.75)	(2.11)	13.88	(38.39)	3,198	.80		.75		2.12
12/31/07	23.29	.45	2.95	3.40	(.67)	(1.02)	(1.69)	25.00	14.85	5,180	.80		.75		1.84
12/31/06	19.52	.36	3.59	3.95	(.18)	-	(.18)	23.29	20.43	4,015	.83		.78		1.71
12/31/05	17.23	.23	2.18	2.41	(.12)	-	(.12)	19.52	14.07	2,617	.87		.82		1.30
Global Small Capitalization Fund
Class 1
6/30/10(4)	$18.00	$.05	$(.81)	$(.76)	$(.25)	$-	$(.25)	$16.99	(4.31)%	$579	.77	%(5)	.77	%(5)	.57	%(5)
12/31/09	11.18	.09	6.80	6.89	(.07)	-	(.07)	18.00	61.63	604	.76		.76		.61
12/31/08	27.20	.19	(13.33)	(13.14)	-	(2.88)	(2.88)	11.18	(53.39)	306	.74		.67		1.01
12/31/07	24.87	.12	5.27	5.39	(.90)	(2.16)	(3.06)	27.20	21.73	369	.73		.66		.45
12/31/06	21.29	.19	4.74	4.93	(.14)	(1.21)	(1.35)	24.87	24.35	247	.77		.69		.82
12/31/05	17.14	.13	4.23	4.36	(.21)	-	(.21)	21.29	25.66	231	.79		.73		.72
Class 2
6/30/10(4)	17.74	.03	(.80)	(.77)	(.24)	-	(.24)	16.73	(4.46)	2,510	1.02	(5)	1.02	(5)	.33	(5)
12/31/09	11.03	.05	6.70	6.75	(.04)	-	(.04)	17.74	61.30	2,678	1.01		1.01		.36
12/31/08	26.95	.14	(13.18)	(13.04)	-	(2.88)	(2.88)	11.03	(53.52)	1,748	.99		.92		.70
12/31/07	24.64	.05	5.22	5.27	(.80)	(2.16)	(2.96)	26.95	21.43	3,975	.98		.91		.20
12/31/06	21.12	.14	4.70	4.84	(.11)	(1.21)	(1.32)	24.64	24.05	2,927	1.02		.94		.61
12/31/05	17.02	.09	4.19	4.28	(.18)	-	(.18)	21.12	25.35	1,977	1.04		.97		.49
Growth Fund
Class 1
6/30/10(4)	$46.45	$.21	$(2.68)	$(2.47)	$(.11)	$-	$(.11)	$43.87	(5.34)%	$6,309	.35	%(5)	.35	%(5)	.90	%(5)
12/31/09	33.51	.35	12.94	13.29	(.35)	-	(.35)	46.45	39.74	6,565	.35		.35		.91
12/31/08	67.22	.63	(27.52)	(26.89)	(.56)	(6.26)	(6.82)	33.51	(43.83)	4,768	.33		.30		1.23
12/31/07	64.51	.68	7.44	8.12	(.68)	(4.73)	(5.41)	67.22	12.64	5,051	.33		.30		1.00
12/31/06	59.36	.70	5.46	6.16	(.63)	(.38)	(1.01)	64.51	10.48	3,503	.34		.31		1.14
12/31/05	51.39	.46	8.00	8.46	(.49)	-	(.49)	59.36	16.50	3,709	.35		.32		.87
Class 2
6/30/10(4)	46.10	.15	(2.66)	(2.51)	(.09)	-	(.09)	43.50	(5.47)	16,530	.60	(5)	.60	(5)	.65	(5)
12/31/09	33.27	.25	12.84	13.09	(.26)	-	(.26)	46.10	39.41	18,201	.60		.60		.66
12/31/08	66.72	.50	(27.27)	(26.77)	(.42)	(6.26)	(6.68)	33.27	(43.97)	13,383	.58		.55		.95
12/31/07	64.08	.50	7.39	7.89	(.52)	(4.73)	(5.25)	66.72	12.35	25,359	.58		.55		.74
12/31/06	58.98	.54	5.43	5.97	(.49)	(.38)	(.87)	64.08	10.22	23,122	.59		.56		.89
12/31/05	51.10	.34	7.92	8.26	(.38)	-	(.38)	58.98	16.19	18,343	.60		.57		.64
Class 3
6/30/10(4)	46.49	.17	(2.69)	(2.52)	(.09)	-	(.09)	43.88	(5.43)	200	.53	(5)	.53	(5)	.72	(5)
12/31/09	33.54	.28	12.95	13.23	(.28)	-	(.28)	46.49	39.51	230	.53		.53		.72
12/31/08	67.21	.54	(27.50)	(26.96)	(.45)	(6.26)	(6.71)	33.54	(43.93)	198	.51		.48		1.02
12/31/07	64.50	.55	7.45	8.00	(.56)	(4.73)	(5.29)	67.21	12.44	425	.51		.48		.81
12/31/06	59.34	.59	5.46	6.05	(.51)	(.38)	(.89)	64.50	10.29	451	.52		.49		.95
12/31/05	51.38	.37	7.98	8.35	(.39)	-	(.39)	59.34	16.28	499	.53		.50		.69
International Fund
Class 1
6/30/10(4)	$17.17	$.21	$(2.47)	$(2.26)	$(.12)	$-	$(.12)	$14.79	(13.18)%	$2,759	.54	%(5)	.54	%(5)	2.53	%(5)
12/31/09	12.22	.24	5.04	5.28	(.25)	(.08)	(.33)	17.17	43.50	2,851	.54		.54		1.70
12/31/08	24.81	.43	(9.88)	(9.45)	(.40)	(2.74)	(3.14)	12.22	(42.01)	1,864	.52		.48		2.42
12/31/07	22.01	.43	3.95	4.38	(.41)	(1.17)	(1.58)	24.81	20.30	1,708	.52		.47		1.82
12/31/06	18.96	.41	3.21	3.62	(.38)	(.19)	(.57)	22.01	19.33	1,648	.54		.49		1.99
12/31/05	15.82	.32	3.11	3.43	(.29)	-	(.29)	18.96	21.75	1,599	.57		.52		1.92
Class 2
6/30/10(4)	17.11	.18	(2.44)	(2.26)	(.12)	-	(.12)	14.73	(13.27)	5,552	.79	(5)	.79	(5)	2.23	(5)
12/31/09	12.19	.21	5.01	5.22	(.22)	(.08)	(.30)	17.11	43.07	6,411	.79		.79		1.48
12/31/08	24.72	.41	(9.85)	(9.44)	(.35)	(2.74)	(3.09)	12.19	(42.12)	4,901	.77		.72		2.16
12/31/07	21.94	.36	3.94	4.30	(.35)	(1.17)	(1.52)	24.72	20.02	9,719	.77		.72		1.55
12/31/06	18.92	.35	3.20	3.55	(.34)	(.19)	(.53)	21.94	18.98	7,260	.79		.74		1.72
12/31/05	15.79	.28	3.11	3.39	(.26)	-	(.26)	18.92	21.50	4,790	.82		.77		1.64
Class 3
6/30/10(4)	17.18	.18	(2.45)	(2.27)	(.12)	-	(.12)	14.79	(13.27)	54	.72	(5)	.72	(5)	2.27	(5)
12/31/09	12.23	.22	5.04	5.26	(.23)	(.08)	(.31)	17.18	43.25	68	.72		.72		1.54
12/31/08	24.80	.43	(9.90)	(9.47)	(.36)	(2.74)	(3.10)	12.23	(42.10)	57	.70		.65		2.25
12/31/07	22.00	.39	3.94	4.33	(.36)	(1.17)	(1.53)	24.80	20.10	123	.70		.65		1.64
12/31/06	18.96	.37	3.20	3.57	(.34)	(.19)	(.53)	22.00	19.07	120	.72		.67		1.81
12/31/05	15.82	.29	3.11	3.40	(.26)	-	(.26)	18.96	21.54	116	.75		.70		1.74
New World Fund
Class 1
6/30/10(4)	$20.04	$.20	$(1.23)	$(1.03)	$(.10)	$-	$(.10)	$18.91	(5.15)%	$500	.82	%(5)	.82	%(5)	2.06	%(5)
12/31/09	13.57	.34	6.42	6.76	(.29)	-	(.29)	20.04	49.95	500	.82		.82		2.02
12/31/08	25.88	.43	(10.68)	(10.25)	(.36)	(1.70)	(2.06)	13.57	(42.20)	253	.81		.73		2.18
12/31/07	21.56	.46	6.25	6.71	(.83)	(1.56)	(2.39)	25.88	32.53	261	.82		.74		1.92
12/31/06	16.67	.41	4.95	5.36	(.32)	(.15)	(.47)	21.56	32.88	126	.88		.80		2.19
12/31/05	13.96	.33	2.58	2.91	(.20)	-	(.20)	16.67	21.10	88	.92		.85		2.22
Class 2
6/30/10(4)	19.89	.18	(1.22)	(1.04)	(.10)	-	(.10)	18.75	(5.27)	1,373	1.07	(5)	1.07	(5)	1.80	(5)
12/31/09	13.47	.29	6.38	6.67	(.25)	-	(.25)	19.89	49.65	1,492	1.07		1.07		1.78
12/31/08	25.69	.40	(10.62)	(10.22)	(.30)	(1.70)	(2.00)	13.47	(42.37)	1,044	1.06		.98		1.94
12/31/07	21.40	.40	6.20	6.60	(.75)	(1.56)	(2.31)	25.69	32.21	1,875	1.07		.99		1.69
12/31/06	16.56	.36	4.92	5.28	(.29)	(.15)	(.44)	21.40	32.59	1,175	1.13		1.05		1.93
12/31/05	13.89	.29	2.56	2.85	(.18)	-	(.18)	16.56	20.74	677	1.17		1.10		1.97
Blue Chip Income and Growth Fund
Class 1
6/30/10(4)	$8.37	$.09	$(.68)	$(.59)	$(.03)	$-	$(.03)	$7.75	(7.12)%	$432	.44	%(5)	.44	%(5)	2.20	%(5)
12/31/09	6.67	.16	1.71	1.87	(.17)	-	(.17)	8.37	28.18	408	.44		.44		2.26
12/31/08	11.53	.22	(4.22)	(4.00)	(.21)	(.65)	(.86)	6.67	(36.30)	220	.43		.39		2.48
12/31/07	11.97	.24	.07	.31	(.36)	(.39)	(.75)	11.53	2.25	143	.42		.38		1.95
12/31/06	10.91	.20	1.63	1.83	(.16)	(.61)	(.77)	11.97	17.73	159	.43		.39		1.75
12/31/05	10.26	.18	.59	.77	(.12)	-	(.12)	10.91	7.57	135	.45		.41		1.73
Class 2
6/30/10(4)	8.31	.08	(.68)	(.60)	(.02)	-	(.02)	7.69	(7.20)	3,054	.69	(5)	.69	(5)	1.95	(5)
12/31/09	6.62	.14	1.70	1.84	(.15)	-	(.15)	8.31	27.97	3,344	.69		.69		2.06
12/31/08	11.45	.19	(4.18)	(3.99)	(.19)	(.65)	(.84)	6.62	(36.50)	2,602	.68		.64		2.10
12/31/07	11.87	.21	.07	.28	(.31)	(.39)	(.70)	11.45	2.03	4,274	.67		.63		1.70
12/31/06	10.83	.17	1.61	1.78	(.13)	(.61)	(.74)	11.87	17.42	3,937	.68		.64		1.50
12/31/05	10.20	.15	.58	.73	(.10)	-	(.10)	10.83	7.24	3,029	.70		.66		1.48
Global Growth and Income Fund
Class 1
6/30/10(4)	$9.14	$.13	$(.92)	$(.79)	$(.08)	$-	$(.08)	$8.27	(8.73)%	$143	.62	%(5)	.62	%(5)	2.85	%(5)
12/31/09	6.68	.20	2.47	2.67	(.21)	-	(.21)	9.14	40.11	160	.63		.63		2.63
12/31/08	11.78	.28	(5.09)	(4.81)	(.22)	(.07)	(.29)	6.68	(41.06)	95	.62		.56		3.00
12/31/07	10.98	.28	1.14	1.42	(.22)	(.40)	(.62)	11.78	13.04	79	.71		.58		2.37
12/31/06(6)	10.00	.14	.91	1.05	(.07)	-	(.07)	10.98	10.49	45	.72	(5)	.65	(5)	2.10	(5)
Class 2
6/30/10(4)	9.12	.12	(.92)	(.80)	(.07)	-	(.07)	8.25	(8.80)	1,775	.87	(5)	.87	(5)	2.60	(5)
12/31/09	6.67	.18	2.46	2.64	(.19)	-	(.19)	9.12	39.72	1,951	.88		.88		2.42
12/31/08	11.75	.26	(5.07)	(4.81)	(.20)	(.07)	(.27)	6.67	(41.17)	1,529	.86		.81		2.73
12/31/07	10.97	.25	1.13	1.38	(.20)	(.40)	(.60)	11.75	12.67	1,997	.96		.83		2.11
12/31/06(6)	10.00	.11	.92	1.03	(.06)	-	(.06)	10.97	10.30	638	.97	(5)	.90	(5)	1.64	(5)
Growth-Income Fund
Class 1
6/30/10(4)	$31.37	$.29	$(3.08)	$(2.79)	$(.10)	$-	$(.10)	$28.48	(8.92)%	$7,301	.29	%(5)	.29	%(5)	1.86	%(5)
12/31/09	24.25	.49	7.13	7.62	(.50)	-	(.50)	31.37	31.54	8,142	.29		.29		1.83
12/31/08	42.52	.69	(15.91)	(15.22)	(.69)	(2.36)	(3.05)	24.25	(37.68)	5,034	.28		.25		2.03
12/31/07	42.43	.80	1.51	2.31	(.77)	(1.45)	(2.22)	42.52	5.32	5,618	.27		.25		1.82
12/31/06	38.31	.77	5.03	5.80	(.72)	(.96)	(1.68)	42.43	15.51	3,759	.28		.25		1.92
12/31/05	36.81	.62	1.61	2.23	(.58)	(.15)	(.73)	38.31	6.08	3,825	.29		.27		1.68
Class 2
6/30/10(4)	31.18	.25	(3.06)	(2.81)	(.08)	-	(.08)	28.29	(9.02)	14,176	.54	(5)	.54	(5)	1.62	%(5)
12/31/09	24.11	.42	7.09	7.51	(.44)	-	(.44)	31.18	31.24	16,220	.54		.54		1.60
12/31/08	42.26	.60	(15.80)	(15.20)	(.59)	(2.36)	(2.95)	24.11	(37.85)	13,046	.53		.50		1.75
12/31/07	42.19	.68	1.50	2.18	(.66)	(1.45)	(2.11)	42.26	5.04	23,243	.52		.50		1.57
12/31/06	38.12	.67	4.99	5.66	(.63)	(.96)	(1.59)	42.19	15.20	22,688	.53		.50		1.67
12/31/05	36.64	.53	1.60	2.13	(.50)	(.15)	(.65)	38.12	5.83	17,608	.54		.52		1.44
Class 3
6/30/10(4)	31.39	.26	(3.07)	(2.81)	(.09)	-	(.09)	28.49	(8.98)	187	.47	(5)	.47	(5)	1.69	%(5)
12/31/09	24.27	.45	7.12	7.57	(.45)	-	(.45)	31.39	31.30	225	.47		.47		1.68
12/31/08	42.51	.64	(15.90)	(15.26)	(.62)	(2.36)	(2.98)	24.27	(37.78)	205	.46		.43		1.83
12/31/07	42.42	.73	1.50	2.23	(.69)	(1.45)	(2.14)	42.51	5.12	405	.45		.43		1.64
12/31/06	38.31	.70	5.01	5.71	(.64)	(.96)	(1.60)	42.42	15.30	458	.46		.43		1.74
12/31/05	36.80	.56	1.61	2.17	(.51)	(.15)	(.66)	38.31	5.88	471	.47		.45		1.50
International Growth and Income Fund
Class 1
6/30/10(4)	$14.92	$.22	$(2.14)	$(1.92)	$- (7)	$(.06)	$(.06)	$12.94	(12.84)%	$25	.75	%(5)	.75	%(5)	3.12	%(5)
12/31/09	10.92	.36	4.04	4.40	(.19)	(.21)	(.40)	14.92	40.38	28	.74		.74		2.74
12/31/08(8)	10.00	.01	.92	.93	(.01)	-	(.01)	10.92	9.28	12	.09		.08		.14
Class 2
6/30/10(4)	14.90	.21	(2.15)	(1.94)	- (7)	(.06)	(.06)	12.90	(12.99)	127	1.00	(5)	1.00	(5)	3.04	(5)
12/31/09	10.92	.26	4.10	4.36	(.17)	(.21)	(.38)	14.90	40.04	99	.99		.99		1.89
12/31/08(8)	10.00	.01	.92	.93	(.01)	-	(.01)	10.92	9.27	4	.11		.11		.05
Asset Allocation Fund
Class 1
6/30/10(4)	$14.75	$.17	$(.91)	$(.74)	$(.06)	$-	$(.06)	$13.95	(5.04)%	$4,153	.32	%(5)	.32	%(5)	2.30	%(5)
12/31/09	12.16	.35	2.59	2.94	(.35)	-	(.35)	14.75	24.27	4,151	.32		.32		2.65
12/31/08	18.51	.47	(5.70)	(5.23)	(.45)	(.67)	(1.12)	12.16	(29.30)	2,243	.32		.29		2.98
12/31/07	18.34	.51	.75	1.26	(.45)	(.64)	(1.09)	18.51	6.82	1,927	.32		.29		2.69
12/31/06	16.56	.47	1.97	2.44	(.43)	(.23)	(.66)	18.34	14.96	1,079	.33		.30		2.67
12/31/05	15.49	.41	1.05	1.46	(.39)	-	(.39)	16.56	9.45	879	.35		.32		2.57
Class 2
6/30/10(4)	14.65	.15	(.91)	(.76)	(.05)	-	(.05)	13.84	(5.18)	5,024	.57	(5)	.57	(5)	2.05	(5)
12/31/09	12.08	.32	2.56	2.88	(.31)	-	(.31)	14.65	23.98	5,537	.58		.58		2.45
12/31/08	18.39	.43	(5.66)	(5.23)	(.41)	(.67)	(1.08)	12.08	(29.51)	4,822	.57		.54		2.70
12/31/07	18.23	.47	.74	1.21	(.41)	(.64)	(1.05)	18.39	6.55	7,308	.57		.54		2.45
12/31/06	16.47	.42	1.96	2.38	(.39)	(.23)	(.62)	18.23	14.66	6,362	.58		.55		2.42
12/31/05	15.42	.37	1.04	1.41	(.36)	-	(.36)	16.47	9.14	5,120	.60		.57		2.31
Class 3
6/30/10(4)	14.75	.16	(.91)	(.75)	(.06)	-	(.06)	13.94	(5.14)	40	.50	(5)	.50	(5)	2.12	(5)
12/31/09	12.17	.33	2.57	2.90	(.32)	-	(.32)	14.75	23.95	44	.51		.51		2.53
12/31/08	18.50	.44	(5.68)	(5.24)	(.42)	(.67)	(1.09)	12.17	(29.39)	41	.50		.47		2.77
12/31/07	18.34	.48	.74	1.22	(.42)	(.64)	(1.06)	18.50	6.56	71	.50		.47		2.52
12/31/06	16.56	.44	1.97	2.41	(.40)	(.23)	(.63)	18.34	14.75	76	.51		.48		2.49
12/31/05	15.49	.38	1.05	1.43	(.36)	-	(.36)	16.56	9.26	76	.53		.50		2.39
Bond Fund
Class 1
6/30/10(4)	$10.33	$.18	$.31	$.49	$(.06)	$-	$(.06)	$10.76	4.77%	$4,291	.39	%(5)	.39	%(5)	3.42	%(5)
12/31/09	9.45	.42	.80	1.22	(.34)	-	(.34)	10.33	12.83	3,775	.39		.39		4.19
12/31/08	11.14	.61	(1.64)	(1.03)	(.63)	(.03)	(.66)	9.45	(9.16)	2,090	.40		.36		5.84
12/31/07	11.64	.65	(.24)	.41	(.91)	-	(.91)	11.14	3.66	436	.41		.37		5.59
12/31/06	11.31	.63	.17	.80	(.47)	-	(.47)	11.64	7.31	230	.43		.39		5.54
12/31/05	11.57	.60	(.40)	.20	(.46)	-	(.46)	11.31	1.77	182	.44		.40		5.30
Class 2
6/30/10(4)	10.23	.16	.31	.47	(.06)	-	(.06)	10.64	4.58	4,969	.64	(5)	.64	(5)	3.17	(5)
12/31/09	9.36	.40	.79	1.19	(.32)	-	(.32)	10.23	12.61	4,635	.64		.64		4.00
12/31/08	11.03	.59	(1.63)	(1.04)	(.60)	(.03)	(.63)	9.36	(9.35)	3,432	.65		.61		5.53
12/31/07	11.53	.61	(.24)	.37	(.87)	-	(.87)	11.03	3.33	4,679	.66		.62		5.34
12/31/06	11.22	.60	.16	.76	(.45)	-	(.45)	11.53	6.99	3,374	.68		.64		5.29
12/31/05	11.48	.57	(.39)	.18	(.44)	-	(.44)	11.22	1.59	2,312	.69		.65		5.06
Global Bond Fund
Class 1
6/30/10(4)	$11.57	$.21	$(.28)	$(.07)	$(.06)	$-	$(.06)	$11.44	(.60)%	$211	.59	%(5)	.59	%(5)	3.66	%(5)
12/31/09	10.68	.45	.62	1.07	(.18)	-	(.18)	11.57	10.04	162	.59		.59		4.06
12/31/08	10.83	.48	(.09)	.39	(.54)	- (7)	(.54)	10.68	3.60	111	.59		.53		4.36
12/31/07	10.18	.49	.47	.96	(.31)	-	(.31)	10.83	9.54	28	.61		.55		4.61
12/31/06(9)	10.00	.10	.15	.25	(.07)	-	(.07)	10.18	2.52	12	.15		.13		1.00
Class 2
6/30/10(4)	11.53	.20	(.28)	(.08)	(.06)	-	(.06)	11.39	(.72)	1,303	.84	(5)	.84	(5)	3.42	(5)
12/31/09	10.66	.42	.61	1.03	(.16)	-	(.16)	11.53	9.69	1,203	.84		.84		3.79
12/31/08	10.81	.44	(.07)	.37	(.52)	- (7)	(.52)	10.66	3.48	802	.84		.79		4.06
12/31/07	10.17	.47	.47	.94	(.30)	-	(.30)	10.81	9.23	279	.86		.80		4.41
12/31/06(10)	10.00	.06	.18	.24	(.07)	-	(.07)	10.17	1.99	15	.13		.12		.60
High-Income Bond Fund
Class 1
6/30/10(4)	$10.49	$.45	$(.04)	$.41	$(.14)	$-	$(.14)	$10.76	3.91%	$646	.49	%(5)	.49	%(5)	8.39	%(5)
12/31/09	8.05	.75	2.41	3.16	(.72)	-	(.72)	10.49	39.45	635	.48		.48		7.86
12/31/08	11.65	.87	(3.64)	(2.77)	(.83)	-	(.83)	8.05	(23.74)	340	.48		.43		8.22
12/31/07	12.90	.95	(.72)	.23	(1.48)	-	(1.48)	11.65	1.62	308	.48		.44		7.41
12/31/06	12.41	.92	.37	1.29	(.80)	-	(.80)	12.90	10.89	293	.49		.45		7.36
12/31/05	12.89	.85	(.55)	.30	(.78)	-	(.78)	12.41	2.46	309	.50		.46		6.76
Class 2
6/30/10(4)	10.39	.43	(.03)	.40	(.14)	-	(.14)	10.65	3.81	1,040	.74	(5)	.74	(5)	8.14	(5)
12/31/09	7.99	.71	2.39	3.10	(.70)	-	(.70)	10.39	38.94	1,063	.74		.74		7.62
12/31/08	11.55	.84	(3.60)	(2.76)	(.80)	-	(.80)	7.99	(23.84)	780	.73		.68		7.92
12/31/07	12.79	.91	(.72)	.19	(1.43)	-	(1.43)	11.55	1.33	996	.73		.69		7.17
12/31/06	12.32	.89	.36	1.25	(.78)	-	(.78)	12.79	10.59	832	.74		.70		7.12
12/31/05	12.81	.81	(.55)	.26	(.75)	-	(.75)	12.32	2.20	590	.75		.71		6.55
Class 3
6/30/10(4)	10.51	.44	(.04)	.40	(.14)	-	(.14)	10.77	3.77	22	.67	(5)	.67	(5)	8.21	(5)
12/31/09	8.07	.73	2.42	3.15	(.71)	-	(.71)	10.51	39.14	24	.67		.67		7.69
12/31/08	11.65	.86	(3.64)	(2.78)	(.80)	-	(.80)	8.07	(23.76)	18	.66		.61		7.96
12/31/07	12.88	.92	(.72)	.20	(1.43)	-	(1.43)	11.65	1.40	28	.66		.62		7.21
12/31/06	12.39	.90	.36	1.26	(.77)	-	(.77)	12.88	10.66	34	.67		.63		7.19
12/31/05	12.87	.82	(.55)	.27	(.75)	-	(.75)	12.39	2.25	37	.68		.64		6.58
U.S. Government/AAA-Rated Securities Fund
Class 1
6/30/10(4)	$12.18	$.15	$.52	$.67	$(.04)	$(.06)	$(.10)	$12.75	5.50%	$1,298	.40	%(5)	.40	%(5)	2.45	%(5)
12/31/09	12.29	.37	(.03)	.34	(.34)	(.11)	(.45)	12.18	2.79	999	.41		.41		2.99
12/31/08	11.73	.50	.41	.91	(.35)	-	(.35)	12.29	7.84	496	.43		.38		4.17
12/31/07	11.87	.58	.20	.78	(.92)	-	(.92)	11.73	6.83	211	.46		.41		4.83
12/31/06	11.91	.55	(.10)	.45	(.49)	-	(.49)	11.87	3.95	218	.47		.42		4.64
12/31/05	12.07	.48	(.16)	.32	(.48)	-	(.48)	11.91	2.70	252	.47		.43		3.99
Class 2
6/30/10(4)	12.08	.13	.53	.66	(.04)	(.06)	(.10)	12.64	5.42	1,836	.65	(5)	.65	(5)	2.20	(5)
12/31/09	12.20	.34	(.03)	.31	(.32)	(.11)	(.43)	12.08	2.50	1,561	.66		.66		2.79
12/31/08	11.65	.47	.41	.88	(.33)	-	(.33)	12.20	7.63	1,219	.68		.64		3.93
12/31/07	11.79	.54	.19	.73	(.87)	-	(.87)	11.65	6.49	597	.71		.66		4.58
12/31/06	11.83	.51	(.09)	.42	(.46)	-	(.46)	11.79	3.75	402	.72		.67		4.40
12/31/05	12.00	.45	(.16)	.29	(.46)	-	(.46)	11.83	2.41	341	.72		.68		3.75
Class 3
6/30/10(4)	12.19	.14	.52	.66	(.04)	(.06)	(.10)	12.75	5.38	29	.58	(5)	.58	(5)	2.27	(5)
12/31/09	12.30	.36	(.04)	.32	(.32)	(.11)	(.43)	12.19	2.58	27	.59		.59		2.91
12/31/08	11.74	.48	.41	.89	(.33)	-	(.33)	12.30	7.66	33	.61		.57		4.03
12/31/07	11.86	.55	.20	.75	(.87)	-	(.87)	11.74	6.63	29	.64		.59		4.65
12/31/06	11.89	.52	(.09)	.43	(.46)	-	(.46)	11.86	3.80	32	.65		.60		4.45
12/31/05	12.05	.46	(.16)	.30	(.46)	-	(.46)	11.89	2.50	39	.65		.61		3.81
Cash Management Fund
Class 1
6/30/10(4)	$11.40	$(.01)	$.01	$-	$-	$-	$-	$11.40	.00%	$104	.34	%(5)	.34	%(5)	(.15	)%(5)
12/31/09	$11.44	(.01)	- (7)	(.01)	(.03)	- (7)	(.03)	11.40	(.10)	105	.33		.33		(.08)
12/31/08	11.40	.24	- (7)	.24	(.20)	-	(.20)	11.44	2.15	158	.32		.29		2.07
12/31/07	11.62	.57	- (7)	.57	(.79)	-	(.79)	11.40	4.95	112	.33		.30		4.88
12/31/06	11.31	.54	- (7)	.54	(.23)	-	(.23)	11.62	4.81	98	.33		.30		4.74
12/31/05	11.09	.33	- (7)	.33	(.11)	-	(.11)	11.31	2.97	75	.33		.30		2.91
Class 2
6/30/10(4)	11.32	(.02)	- (7)	(.02)	-	-	-	11.30	(.18)	630	.59	(5)	.59	(5)	(.40	)(5)
12/31/09	11.38	(.04)	- (7)	(.04)	(.02)	- (7)	(.02)	11.32	(.33)	664	.58		.58		(.33)
12/31/08	11.35	.20	.02	.22	(.19)	-	(.19)	11.38	1.90	1,023	.57		.54		1.73
12/31/07	11.56	.54	- (7)	.54	(.75)	-	(.75)	11.35	4.73	452	.58		.55		4.61
12/31/06	11.26	.51	- (7)	.51	(.21)	-	(.21)	11.56	4.59	282	.58		.55		4.52
12/31/05	11.05	.30	- (7)	.30	(.09)	-	(.09)	11.26	2.68	153	.58		.55		2.71
Class 3
6/30/10(4)	11.38	(.02)	- (7)	(.02)	-	-	-	11.36	(.18)	16	.52	(5)	.52	(5)	(.33	)(5)
12/31/09	11.44	(.03)	(.01)	(.04)	(.02)	- (7)	(.02)	11.38	(.31)	17	.51		.51		(.27)
12/31/08	11.40	.22	.01	.23	(.19)	-	(.19)	11.44	1.99	25	.50		.47		1.91
12/31/07	11.60	.55	- (7)	.55	(.75)	-	(.75)	11.40	4.83	20	.51		.48		4.70
12/31/06	11.29	.52	- (7)	.52	(.21)	-	(.21)	11.60	4.64	18	.51		.48		4.53
12/31/05	11.07	.30	- (7)	.30	(.08)	-	(.08)	11.29	2.74	16	.51		.48		2.70

		Year Ended December 31
Portfolio turnover rate for all classes of shares	Six months ended June 30, 2010(4)	2009	2008		2007	2006		2005
Global Discovery Fund	27%	60%	46%		50%	31%		53%
Global Growth Fund	14	43	38		38	31		26
Global Small Capitalization Fund	21	55	47		49	50		47
Growth Fund	15	37	26		40	35		29
International Fund	12	46	52		41	29		40
New World Fund	8	25	32		34	32		26
Blue Chip Income and Growth Fund	11	22	24		27	21		33
Global Growth and Income Fund	14	47	36		36	8	(6)	-
Growth-Income Fund	12	24	31		24	25		20
International Growth and Income Fund	15	21	-	(8)	-	-		-
Asset Allocation Fund	23	41	36		29	38		23
Bond Fund	75	125	63		57	57		46
Global Bond Fund	52	86	118		85	7	(9)	-
High-Income Bond Fund	29	47	29		32	35		35
U.S. Government/AAA-Rated Securities Fund	84	100	108		91	76		86
Cash Management Fund	-	-	-		-	-		-

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
(4) Unaudited.
(5) Annualized.
(6) From May 1, 2006, commencement of operations.
(7) Amount less than $.01.
(8) From November 18, 2008, commencement of operations.
(9) From October 4, 2006, commencement of operations.
(10) From November 6, 2006, when Class 2 shares were first issued.

See Notes to Financial Statements

Expense example
                 unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the Series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010, through June 30, 2010).

Actual expenses:
The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1/1/2010	Ending account value 6/30/2010	Expenses paid during period*	Annualized expense ratio

Global Discovery Fund
Class 1 -- actual return	$1,000.00	$905.87	$2.93	.62%
Class 1 -- assumed 5% return	1,000.00	1,021.72	3.11	.62
Class 2 -- actual return	1,000.00	905.44	4.11	.87
Class 2 -- assumed 5% return	1,000.00	1,020.48	4.36	.87
Global Growth Fund
Class 1 -- actual return	$1,000.00	$897.89	$2.68	.57%
Class 1 -- assumed 5% return	1,000.00	1,021.97	2.86	.57
Class 2 -- actual return	1,000.00	896.42	3.86	.82
Class 2 -- assumed 5% return	1,000.00	1,020.73	4.11	.82
Global Small Capitalization Fund
Class 1 -- actual return	$1,000.00	$956.91	$3.74	.77%
Class 1 -- assumed 5% return	1,000.00	1,020.98	3.86	.77
Class 2 -- actual return	1,000.00	955.37	4.95	1.02
Class 2 -- assumed 5% return	1,000.00	1,019.74	5.11	1.02
Growth Fund
Class 1 -- actual return	$1,000.00	$946.58	$1.69	.35%
Class 1 -- assumed 5% return	1,000.00	1,023.06	1.76	.35
Class 2 -- actual return	1,000.00	945.30	2.89	.60
Class 2 -- assumed 5% return	1,000.00	1,021.82	3.01	.60
Class 3 -- actual return	1,000.00	945.66	2.56	.53
Class 3 -- assumed 5% return	1,000.00	1,022.17	2.66	.53
International Fund
Class 1 -- actual return	$1,000.00	$868.17	$2.50	.54%
Class 1 -- assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 2 -- actual return	1,000.00	867.33	3.66	.79
Class 2 -- assumed 5% return	1,000.00	1,020.88	3.96	.79
Class 3 -- actual return	1,000.00	867.34	3.33	.72
Class 3 -- assumed 5% return	1,000.00	1,021.22	3.61	.72
New World Fund
Class 1 -- actual return	$1,000.00	$948.54	$3.96	.82%
Class 1 -- assumed 5% return	1,000.00	1,020.73	4.11	.82
Class 2 -- actual return	1,000.00	947.29	5.17	1.07
Class 2 -- assumed 5% return	1,000.00	1,019.49	5.36	1.07
Blue Chip Income and Growth Fund
Class 1 -- actual return	$1,000.00	$928.81	$2.10	.44%
Class 1 -- assumed 5% return	1,000.00	1,022.61	2.21	.44
Class 2 -- actual return	1,000.00	927.97	3.30	.69
Class 2 -- assumed 5% return	1,000.00	1,021.37	3.46	.69
Global Growth and Income Fund
Class 1 -- actual return	$1,000.00	$912.65	$2.94	.62%
Class 1 -- assumed 5% return	1,000.00	1,021.72	3.11	.62
Class 2 -- actual return	1,000.00	912.05	4.12	.87
Class 2 -- assumed 5% return	1,000.00	1,020.48	4.36	.87
Growth-Income Fund
Class 1 -- actual return	$1,000.00	$910.76	$1.37	.29%
Class 1 -- assumed 5% return	1,000.00	1,023.36	1.45	.29
Class 2 -- actual return	1,000.00	909.81	2.56	.54
Class 2 -- assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 3 -- actual return	1,000.00	910.17	2.23	.47
Class 3 -- assumed 5% return	1,000.00	1,022.46	2.36	.47
International Growth and Income Fund
Class 1 -- actual return	$1,000.00	$871.57	$3.48	.75%
Class 1 -- assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 2 -- actual return	1,000.00	870.07	4.64	1.00
Class 2 -- assumed 5% return	1,000.00	1,019.84	5.01	1.00
Asset Allocation Fund
Class 1 -- actual return	$1,000.00	$949.63	$1.55	.32%
Class 1 -- assumed 5% return	1,000.00	1,023.21	1.61	.32
Class 2 -- actual return	1,000.00	948.21	2.75	.57
Class 2 -- assumed 5% return	1,000.00	1,021.97	2.86	.57
Class 3 -- actual return	1,000.00	948.63	2.42	.50
Class 3 -- assumed 5% return	1,000.00	1,022.32	2.51	.50
Bond Fund
Class 1 -- actual return	$1,000.00	$1,047.67	$1.98	.39%
Class 1 -- assumed 5% return	1,000.00	1,022.86	1.96	.39
Class 2 -- actual return	1,000.00	1,045.78	3.25	.64
Class 2 -- assumed 5% return	1,000.00	1,021.62	3.21	.64
Global Bond Fund
Class 1 -- actual return	$1,000.00	$994.03	$2.92	.59%
Class 1 -- assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 2 -- actual return	1,000.00	992.80	4.15	.84
Class 2 -- assumed 5% return	1,000.00	1,020.63	4.21	.84
High-Income Bond Fund
Class 1 -- actual return	$1,000.00	$1,039.08	$2.48	.49%
Class 1 -- assumed 5% return	1,000.00	1,022.36	2.46	.49
Class 2 -- actual return	1,000.00	1,038.11	3.74	.74
Class 2 -- assumed 5% return	1,000.00	1,021.12	3.71	.74
Class 3 -- actual return	1,000.00	1,037.67	3.39	.67
Class 3 -- assumed 5% return	1,000.00	1,021.47	3.36	.67
U.S. Government/AAA-Rated Securities Fund
Class 1 -- actual return	$1,000.00	$1,055.01	$2.04	.40%
Class 1 -- assumed 5% return	1,000.00	1,022.81	2.01	.40
Class 2 -- actual return	1,000.00	1,054.21	3.31	.65
Class 2 -- assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 3 -- actual return	1,000.00	1,053.80	2.95	.58
Class 3 -- assumed 5% return	1,000.00	1,021.92	2.91	.58
Cash Management Fund
Class 1 -- actual return	$1,000.00	$1,000.00	$1.69	.34%
Class 1 -- assumed 5% return	1,000.00	1,023.11	1.71	.34
Class 2 -- actual return	1,000.00	998.23	2.92	.59
Class 2 -- assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 3 -- actual return	1,000.00	998.24	2.58	.52
Class 3 -- assumed 5% return	1,000.00	1,022.22	2.61	.52

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Offices of the series and of the investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Investors should carefully consider the investment objectives, risks, charges and expenses of American Funds Insurance Series. This and other important information is contained in the series’ prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete June 30, 2010, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after September 30, 2010, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. INGESR-995-0810P

Litho in USA RCG/RRD/6311-S25896

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Insurance Series®
Global Discovery Fund
Investment portfolio

June 30, 2010
  unaudited

Common stocks — 85.05%	Shares	Value (000)

INFORMATION TECHNOLOGY — 22.15%
Rovi Corp.1	105,000	$3,980
Apple Inc.1	15,000	3,773
Oracle Corp.	135,000	2,897
Google Inc., Class A1	6,500	2,892
QUALCOMM Inc.	80,000	2,627
NetEase.com, Inc. (ADR)1	74,400	2,359
Microsoft Corp.	93,800	2,158
BYD Co. Ltd., Class H2	270,000	1,990
Acer Inc.2	800,000	1,855
Wistron Corp.2	1,131,222	1,660
Corning Inc.	100,000	1,615
McAfee, Inc.1	52,000	1,597
Cisco Systems, Inc.1	70,000	1,492
Autodesk, Inc.1	60,000	1,462
Trimble Navigation Ltd.1	50,000	1,400
MediaTek Inc.2	100,000	1,395
Yahoo! Inc.1	95,000	1,314
eBay Inc.1	60,000	1,177
Monster Worldwide, Inc.1	100,000	1,165
Digital River, Inc.1	48,000	1,148
Global Payments Inc.	30,000	1,096
Avid Technology, Inc.1	85,000	1,082
NVIDIA Corp.1	100,000	1,021
CoreLogic, Inc.	45,055	796
Moneysupermarket.com Group PLC2	235,000	251
		44,202

HEALTH CARE — 17.41%
Teva Pharmaceutical Industries Ltd. (ADR)	127,000	6,603
Inverness Medical Innovations, Inc.1	162,000	4,319
Emergency Medical Services Corp., Class A1	67,000	3,285
Novartis AG2	55,000	2,668
Cooper Companies, Inc.	60,000	2,387
NuVasive, Inc.1	62,000	2,199
Myriad Genetics, Inc.1	142,000	2,123
Life Technologies Corp.1	35,000	1,654
Beckman Coulter, Inc.	25,000	1,507
Medtronic, Inc.	40,000	1,451
Biogen Idec Inc.1	28,100	1,333
Vertex Pharmaceuticals Inc.1	40,000	1,316
Integra LifeSciences Holdings Corp.1	32,000	1,184
Hologic, Inc.1	80,000	1,114
Richter Gedeon Nyrt2	5,500	973
UCB SA2	19,654	616
		34,732

FINANCIALS — 15.52%
IntercontinentalExchange, Inc.1	30,000	3,391
CME Group Inc., Class A	11,000	3,097
Sampo Oyj, Class A2	125,000	2,615
China Life Insurance Co. Ltd., Class H2	398,000	1,748
Zions Bancorporation	80,000	1,726
CapitaMalls Asia Ltd.2	1,096,000	1,632
Deutsche Bank AG2	28,800	1,628
Itaú Unibanco Holding SA, preferred nominative (ADR)	88,000	1,585
Industrial and Commercial Bank of China Ltd., Class H2	2,135,000	1,550
HSBC Holdings PLC (Hong Kong)2	159,211	1,459
Banco Bradesco SA, preferred nominative	87,000	1,355
Marsh & McLennan Companies, Inc.	60,000	1,353
State Street Corp.	40,000	1,353
Credit Suisse Group AG2	35,000	1,315
Tryg A/S2	25,000	1,314
Moody’s Corp.	60,000	1,195
HDFC Bank Ltd.2	25,500	1,049
BNP Paribas SA2	12,221	653
UBS AG1,2	42,538	564
Banco Santander, SA2	36,947	388
		30,970

CONSUMER DISCRETIONARY — 11.77%
British Sky Broadcasting Group PLC2	305,000	3,181
Time Warner Inc.	91,666	2,650
Comcast Corp., Class A, special nonvoting shares	140,000	2,300
News Corp., Class A	160,000	1,914
Tractor Supply Co.	29,000	1,768
Paddy Power PLC2	55,000	1,708
John Wiley & Sons, Inc., Class A	40,000	1,547
DIRECTV, Class A1	45,000	1,527
Best Buy Co., Inc.	43,000	1,456
Texas Roadhouse, Inc.1	115,000	1,451
CTC Media, Inc.	85,000	1,227
McGraw-Hill Companies, Inc.	40,000	1,126
Grupo Televisa, SAB, ordinary participation certificates (ADR)	44,000	766
GEOX SpA2	105,050	468
OPAP SA2	18,490	230
Next Media Ltd.1,2	1,157,000	165
		23,484

INDUSTRIALS — 7.23%
Ryanair Holdings PLC (ADR)1	186,400	5,050
easyJet PLC1,2	316,000	1,854
Serco Group PLC2	205,000	1,786
Capita Group PLC2	130,000	1,426
AMR Corp.1	200,000	1,356
SGS SA2	1,000	1,347
AirAsia Bhd.1,2	2,600,000	997
Downer EDI Ltd.2	200,000	600
		14,416

UTILITIES — 3.55%
Xinao Gas Holdings Ltd.2	2,610,000	5,676
Scottish and Southern Energy PLC2	85,000	1,409
		7,085

TELECOMMUNICATION SERVICES — 0.96%
Millicom International Cellular SA	12,200	989
Philippine Long Distance Telephone Co.2	9,100	467
Philippine Long Distance Telephone Co. (ADR)	9,100	464
		1,920

MATERIALS — 0.79%
Ecolab Inc.	35,000	1,572

ENERGY — 0.75%
Schlumberger Ltd.	27,000	1,494

CONSUMER STAPLES — 0.39%
Wal-Mart de México, SAB de CV, Series V	237,200	525
Shoppers Drug Mart Corp.	8,000	248
		773

MISCELLANEOUS — 4.53%
Other common stocks in initial period of acquisition		9,037

Total common stocks (cost: $176,993,000)		169,685

	Principal amount
Convertible securities — 0.61%	(000)

INDUSTRIALS — 0.36%
AMR Corp. 6.25% convertible notes 2014	$750	718

MISCELLANEOUS — 0.25%
Other convertible securities in initial period of acquisition		495

Total convertible securities (cost: $1,275,000)		1,213

Bonds, notes & other debt instruments — 5.70%

BONDS & NOTES OF U.S. GOVERNMENT — 5.70%
U.S. Treasury 3.50% 2020	10,860	11,366

Total bonds, notes & other debt instruments (cost: $11,185,000)		11,366

	Principal amount	Value
Short-term securities — 9.17%	(000)	(000)

Procter & Gamble International Funding S.C.A. 0.21% due 7/6/20103	4,700	4,700
Freddie Mac 0.18%–0.27% due 8/4–9/13/2010	4,600	4,599
Harvard University 0.24% due 8/9/2010	3,500	3,499
General Electric Co. 0.08% due 7/1/2010	2,800	2,800
Fannie Mae 0.20% due 8/25/2010	2,700	2,699

Total short-term securities (cost: $18,296,000)		18,297

Total investment securities (cost: $207,749,000)		200,561
Other assets less liabilities		(1,047)

Net assets		$199,514

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $51,345,000, which represented 25.74% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,700,000, which represented 2.36% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Global Growth Fund
Investment portfolio

June 30, 2010
 unaudited

Common stocks — 91.33%	Shares	Value (000)

INFORMATION TECHNOLOGY — 13.47%
Microsoft Corp.	3,360,000	$77,314
Nintendo Co., Ltd.1	205,000	59,716
Oracle Corp.	2,425,000	52,041
Texas Instruments Inc.	2,080,000	48,422
Cisco Systems, Inc.2	1,981,500	42,226
Samsung Electronics Co. Ltd.1	61,045	38,329
Hewlett-Packard Co.	800,000	34,624
Google Inc., Class A2	75,000	33,371
Yahoo! Inc.2	2,330,200	32,227
ASML Holding NV (New York registered)	730,489	20,067
ASML Holding NV1	111,111	3,051
SAP AG1	300,000	13,325
SAP AG (ADR)	200,000	8,860
Tyco Electronics Ltd.	866,250	21,985
Apple Inc.2	78,000	19,619
Canon, Inc.1	519,000	19,350
Altera Corp.	550,000	13,645
Infosys Technologies Ltd.1	210,000	12,550
Applied Materials, Inc.	1,000,000	12,020
KLA-Tencor Corp.	412,921	11,512
Murata Manufacturing Co., Ltd.1	240,000	11,431
Hon Hai Precision Industry Co., Ltd.1,2	3,000,000	10,536
Cielo SA, ordinary nominative	1,215,000	10,232
MediaTek Inc.1	640,278	8,930
		615,383

FINANCIALS — 12.59%
UBS AG1,2	4,170,000	55,275
Allianz SE1	452,500	44,932
Moody’s Corp.	2,179,900	43,424
China Life Insurance Co. Ltd., Class H1	7,940,000	34,881
Industrial and Commercial Bank of China Ltd., Class H1	43,150,000	31,332
Prudential PLC1	3,853,747	28,884
Nomura Holdings, Inc.1	4,700,000	25,730
Bank of Nova Scotia	538,000	24,789
Housing Development Finance Corp. Ltd.1	370,000	23,242
HSBC Holdings PLC (United Kingdom)1	2,519,415	22,985
AXA SA1	1,501,463	22,771
Banco Santander, SA1	2,095,607	22,020
DnB NOR ASA1	2,053,333	19,758
Macquarie Group Ltd.1	600,000	18,464
JPMorgan Chase & Co.	500,000	18,305
Berkshire Hathaway Inc., Class A2	140	16,800
CIMB Group Holdings Bhd.1	7,500,000	16,158
East West Bancorp, Inc.	1,002,174	15,283
DLF Ltd.1	2,370,000	14,545
Wells Fargo & Co.	500,000	12,800
Itaú Unibanco Holding SA, preferred nominative	687,500	12,379
Sun Hung Kai Properties Ltd.1	866,208	11,777
ACE Ltd.	190,000	9,781
Citigroup Inc.2	2,000,000	7,520
BNP Paribas SA1	107,947	5,764
Banco De Oro Unibank, Inc.1	5,500,000	5,621
Ayala Land, Inc.1	19,300,000	5,454
Goldman Sachs Group, Inc.	35,000	4,594
		575,268

CONSUMER STAPLES — 12.10%
Anheuser-Busch InBev NV1	2,145,024	103,034
Unilever NV, depository receipts1	2,588,000	70,563
Pernod Ricard SA1	675,439	52,250
METRO AG1	743,108	37,779
C&C Group PLC1	8,109,589	31,900
Procter & Gamble Co.	450,000	26,991
British American Tobacco PLC1	820,500	25,981
Philip Morris International Inc.	500,000	22,920
Beiersdorf AG1	386,500	21,246
Coca-Cola Co.	400,000	20,048
Nestlé SA1	400,000	19,300
Avon Products, Inc.	695,800	18,439
Wal-Mart de México, SAB de CV, Series V (ADR)	800,000	17,664
SABMiller PLC1	600,000	16,659
PepsiCo, Inc.	245,000	14,933
Woolworths Ltd.1	608,483	13,794
Kimberly-Clark de México, SAB de CV, Class A	2,300,000	13,290
Tesco PLC1	2,100,000	11,824
Danone SA1	150,430	8,033
Japan Tobacco Inc.1	1,072	3,333
Colgate-Palmolive Co.	35,000	2,756
		552,737

CONSUMER DISCRETIONARY — 11.22%
Virgin Media Inc.2	5,660,000	94,465
Toyota Motor Corp.1	1,452,900	49,964
Sony Corp.1	1,705,000	45,384
Honda Motor Co., Ltd.1	1,408,800	40,914
Home Depot, Inc.	1,200,000	33,684
McDonald’s Corp.	490,000	32,276
NIKE, Inc., Class B	320,000	21,616
Burberry Group PLC1	1,870,000	21,087
H & M Hennes & Mauritz AB, Class B1	752,000	20,678
adidas AG1	422,000	20,369
Naspers Ltd., Class N1	450,000	15,125
Amazon.com, Inc.2	138,000	15,078
Kesa Electricals PLC1	7,710,000	13,884
Harman International Industries, Inc.2	440,000	13,152
CarMax, Inc.2	610,000	12,139
Dongfeng Motor Group Co., Ltd., Class H1	9,564,000	10,883
Shimano Inc.1	240,000	10,281
Best Buy Co., Inc.	235,000	7,957
Carphone Warehouse Group PLC1,2	2,812,500	7,841
Carnival Corp., units	225,000	6,804
Suzuki Motor Corp.1	313,000	6,145
Nikon Corp.1	301,000	5,188
Esprit Holdings Ltd.1	714,321	3,852
Time Warner Inc.	100,000	2,891
Multi Screen Media Private Ltd.1,2,3	16,148	1,057
		512,714

HEALTH CARE — 10.80%
Novo Nordisk A/S, Class B1	1,355,200	109,318
UnitedHealth Group Inc.	2,060,000	58,504
UCB SA1	1,090,260	34,157
Aetna Inc.	1,262,600	33,307
Novartis AG1	580,000	28,139
Merck & Co., Inc.	679,600	23,766
Hospira, Inc.2	380,000	21,831
Roche Holding AG1	143,500	19,706
Bayer AG1	349,300	19,489
Smith & Nephew PLC1	1,957,000	18,425
Sonic Healthcare Ltd.1	2,110,000	18,380
Stryker Corp.	355,000	17,771
Baxter International Inc.	390,000	15,850
Shire Ltd. (ADR)	250,000	15,345
Mindray Medical International Ltd., Class A (ADR)	435,000	13,668
CSL Ltd.1	370,000	10,091
Covance Inc.2	195,000	10,007
Intuitive Surgical, Inc.2	30,000	9,469
Pharmaceutical Product Development, Inc.	282,350	7,174
RHÖN-KLINIKUM AG, non-registered shares1	216,000	4,798
Nobel Biocare Holding AG1	243,500	4,162
		493,357

INDUSTRIALS — 8.39%
United Technologies Corp.	652,000	42,321
Tyco International Ltd.	1,133,750	39,942
Siemens AG1	436,157	39,030
Geberit AG1	230,000	35,667
KBR, Inc.	1,713,000	34,842
Actuant Corp., Class A	1,270,000	23,914
First Solar, Inc.2	195,000	22,197
Ryanair Holdings PLC (ADR)2	733,100	19,860
Vestas Wind Systems A/S1,2	457,370	19,012
Michael Page International PLC1	3,026,000	16,703
Delta Air Lines, Inc.2	1,160,000	13,630
Masco Corp.	1,125,000	12,105
Ingersoll-Rand PLC	300,000	10,347
IDEX Corp.	360,000	10,285
Marubeni Corp.1	2,000,000	10,245
East Japan Railway Co.1	150,000	9,999
China Railway Construction Corp. Ltd., Class H1	4,290,000	5,377
FANUC LTD1	45,500	5,105
Finmeccanica SpA1	480,000	4,981
Intoll Group1	4,000,000	3,478
JGC Corp.1	185,000	2,805
Alstom SA1	30,066	1,356
		383,201

TELECOMMUNICATION SERVICES — 7.61%
América Móvil, SAB de CV, Series L (ADR)	1,575,000	74,813
América Móvil, SAB de CV, Series L	3,350,000	7,975
Telefónica, SA1	4,087,799	75,487
Koninklijke KPN NV1	4,831,300	61,690
SOFTBANK CORP.1	1,751,300	46,290
China Telecom Corp. Ltd., Class H1	59,870,000	28,583
AT&T Inc.	1,000,000	24,190
Telekom Austria AG, non-registered shares1	1,645,200	18,288
TalkTalk Telecom Group PLC1,2	5,625,000	10,396
		347,712

ENERGY — 6.56%
TOTAL SA1	1,135,000	50,513
Reliance Industries Ltd.1	2,074,000	48,326
Chevron Corp.	630,000	42,752
Royal Dutch Shell PLC, Class B1	574,666	13,913
Royal Dutch Shell PLC, Class B (ADR)	233,643	11,280
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	400,000	13,728
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	380,000	11,324
Oil Search Ltd.1	4,960,000	22,849
Tenaris SA (ADR)	640,000	22,150
Canadian Natural Resources, Ltd.	561,400	18,632
Schlumberger Ltd.	200,000	11,068
Suncor Energy Inc.	370,000	10,889
Imperial Oil Ltd.	257,928	9,396
Statoil ASA1	366,435	7,067
Eni SpA1	300,000	5,507
		299,394

MATERIALS — 4.50%
Sigma-Aldrich Corp.	550,000	27,407
Barrick Gold Corp.	500,000	22,705
Holcim Ltd1	324,908	21,748
Potash Corp. of Saskatchewan Inc.	220,000	18,973
Dow Chemical Co.	745,000	17,672
Akzo Nobel NV1	338,100	17,489
CRH PLC1	710,773	14,877
Steel Dynamics, Inc.	1,100,000	14,509
Alcoa Inc.	1,270,000	12,776
First Quantum Minerals Ltd.	225,000	11,318
Shin-Etsu Chemical Co., Ltd.1	160,000	7,444
Weyerhaeuser Co.	200,000	7,040
Nitto Denko Corp.1	200,000	6,525
Rio Tinto PLC1	120,000	5,251
		205,734

UTILITIES — 1.91%
GDF SUEZ1	1,232,805	34,879
SUEZ Environnement Co.1	1,295,000	21,334
E.ON AG1	720,000	19,382
CLP Holdings Ltd.1	1,600,000	11,585
		87,180

MISCELLANEOUS — 2.18%
Other common stocks in initial period of acquisition		99,490

Total common stocks (cost: $3,859,121,000)		4,172,170

		Value
Preferred stocks — 0.17%	Shares	(000)

FINANCIALS — 0.17%
SMFG Capital USD 3 Ltd. 9.50%4,5	6,960,000	7,551
SMFG Capital USD 2 Ltd. 8.75% noncumulative4	400,000	415

Total preferred stocks (cost: $6,891,000)		7,966

	Principal amount
Short-term securities — 8.30%	(000)

Fannie Mae 0.175%–0.25% due 8/4–9/20/2010	$111,700	111,682
Freddie Mac 0.23%–0.24% due 8/11–9/2/2010	98,391	98,377
Federal Home Loan Bank 0.18%–0.19% due 7/7–9/29/2010	83,200	83,180
Bank of Nova Scotia 0.17% due 7/1/2010	25,000	25,000
International Bank for Reconstruction and Development 0.22% due 7/12/2010	19,300	19,299
AT&T Inc. 0.19% due 7/20/20104	18,900	18,898
Québec (Province of) 0.22% due 7/30/20104	11,500	11,496
Hewlett-Packard Co. 0.16% due 7/22/20104	11,200	11,199

Total short-term securities (cost: $379,100,000)		379,131

Total investment securities (cost: $4,245,112,000)		4,559,267
Other assets less liabilities		9,031

Net assets		$4,568,298

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $2,319,403,000, which represented 50.77% of the net assets of the fund. This amount includes $2,318,346,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 9/6/2000–4/18/2002 at a cost of $6,378,000) may be subject to legal or contractual restrictions on resale.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $49,559,000, which represented 1.08% of the net assets of the fund.

5Coupon rate may change periodically.

Key to abbreviation

ADR = American Depositary Receipts

Global Small Capitalization Fund
Investment portfolio

June 30, 2010
 unaudited

Common stocks — 87.16%	Shares	Value (000)

INFORMATION TECHNOLOGY — 17.43%
Rovi Corp.1	1,354,600	$51,353
Kingboard Laminates Holdings Ltd.2	59,286,509	49,595
Kingboard Chemical Holdings Ltd.2	11,482,000	49,149
AAC Acoustic Technologies Holdings Inc.2	27,004,100	38,442
Hittite Microwave Corp.1	525,000	23,489
VTech Holdings Ltd.2	2,124,000	22,639
Infotech Enterprises Ltd.2	5,171,976	20,968
Global Unichip Corp.2	5,576,627	20,107
RichTek Technology Corp.2	2,300,000	19,282
Intersil Corp., Class A	1,453,000	17,596
Ralink Technology Corp.2	4,240,000	16,971
AOL Inc.1	814,909	16,942
Delta Electronics (Thailand) PCL2	23,250,000	16,534
PixArt Imaging Inc.2	2,890,000	16,027
DTS, Inc.1	447,119	14,697
Semtech Corp.1	840,000	13,751
FormFactor, Inc.1	1,133,000	12,236
Monster Worldwide, Inc.1	1,045,000	12,174
OBIC Co., Ltd.2	54,630	10,488
SuccessFactors, Inc.1	470,000	9,771
Hana Microelectronics PCL2	11,370,000	9,438
Halma PLC2	2,182,500	8,870
VeriFone Systems, Inc.1	425,790	8,060
Cirrus Logic, Inc.1	505,600	7,994
Tripod Technology Corp.2	1,940,000	7,197
Telecity Group PLC1,2	1,048,097	6,243
Acer Inc.2	2,113,930	4,902
Wistron Corp.2	3,100,000	4,549
Spectris PLC2	340,000	3,916
Digital River, Inc.1	157,770	3,772
Global Payments Inc.	95,000	3,471
Redington (India) Ltd.2	403,614	3,259
Playtech Ltd.2	460,000	3,095
OnMobile Global Ltd.1,2	470,000	2,808
Varian Semiconductor Equipment Associates, Inc.1	90,000	2,579
Wincor Nixdorf AG2	40,000	2,238
Renishaw PLC2	160,000	1,725
SEEK Ltd.2	250,263	1,458
HSW International, Inc.1,3	190,216	390
HSW International, Inc.1,2,4	67,431	99
KAB Distribution Inc.1,2	1,500,000	—
		538,274

CONSUMER DISCRETIONARY — 16.33%
Jumbo SA2	6,196,770	37,548
Modern Times Group MTG AB, Class B2	613,500	33,463
Strayer Education, Inc.	128,100	26,631
Hankook Tire Co., Ltd.2	1,151,000	26,102
Fourlis2,5	2,804,285	24,605
Lions Gate Entertainment Corp.1	3,450,000	24,081
Pantaloon Retail (India) Ltd.2	2,500,000	22,133
Pantaloon Retail (India) Ltd., Class B2	200,000	1,227
Golden Eagle Retail Group Ltd.2	10,730,000	22,429
Paddy Power PLC2	656,000	20,369
ASOS PLC1,2	1,569,188	19,979
Oceanus Group Ltd.1,2	59,378,857	13,048
Oceanus Group Ltd. (TDR)1,2	8,646,143	3,143
John Wiley & Sons, Inc., Class A	414,896	16,044
CTC Media, Inc.	1,100,000	15,884
Central European Media Enterprises Ltd., Class A1	790,000	15,721
Parkson Retail Group Ltd.2	8,091,500	13,659
Minth Group Ltd.2	10,648,000	12,597
Melco Crown Entertainment Ltd. (ADR)1	3,052,763	11,417
AutoNation, Inc.1	550,000	10,725
Signet Jewelers Ltd.1	383,000	10,533
Stella International Holdings Ltd.2	5,259,500	10,118
Café de Coral Holdings Ltd.2	3,800,000	9,738
Cheil Worldwide Inc.2	927,500	9,697
Blue Nile, Inc.1	182,400	8,587
Mitchells & Butlers PLC1,2	2,039,465	8,262
CKX, Inc.1	1,600,000	7,984
Ekornes ASA2	293,100	5,715
Brunswick Corp.	430,000	5,345
GEOX SpA2	1,145,750	5,104
American Axle & Manufacturing Holdings, Inc.1	672,300	4,928
Jo-Ann Stores, Inc.1	130,500	4,895
Galaxy Entertainment Group Ltd.1,2	8,000,000	4,313
Group 1 Automotive, Inc.1	182,200	4,287
P.F. Chang’s China Bistro, Inc.	100,000	3,965
Titan Industries Ltd.2	74,314	3,776
Rightmove PLC2	395,665	3,705
Toll Corp.1	225,000	3,681
Fluid Music Canada, Inc.1,2,3	2,125,000	3,054
Raffles Education Corp. Ltd.2	15,000,000	3,034
Intercontinental Hotels Group PLC2	173,562	2,703
Billabong International Ltd.2	343,780	2,504
Harman International Industries, Inc.1	80,000	2,391
Timberland Co., Class A1	110,000	1,777
Little Sheep Group Ltd., Class H2	2,391,000	1,434
Bloomsbury Publishing PLC2	625,000	1,054
Ten Alps PLC1,2	2,600,000	629
Phorm, Inc.1,2	125,000	345
Forbes Travel Guide, Inc.1,2,4	219,739	81
CEC Unet PLC1,2	14,911,148	—
		504,444

INDUSTRIALS — 11.81%
International Container Terminal Services, Inc.2	47,285,000	30,772
Intertek Group PLC2	1,385,000	29,622
Continental Airlines, Inc., Class B1	1,315,000	28,930
Copart, Inc.1	540,000	19,337
MSC Industrial Direct Co., Inc., Class A	323,800	16,404
Jain Irrigation Systems Ltd.2	671,600	15,348
Pursuit Dynamics PLC1,2,5	4,529,200	13,707
Herman Miller, Inc.	720,000	13,586
Landstar System, Inc.	345,000	13,452
Goodpack Ltd.2	10,490,000	12,484
Johnson Electric Holdings Ltd.1,2	27,405,000	12,468
AMR Corp.1	1,825,000	12,373
Gardner Denver, Inc.	265,900	11,856
TrueBlue, Inc.1	843,900	9,443
easyJet PLC1,2	1,361,070	7,985
JVM Co., Ltd.1,2,5	411,500	7,662
Lonrho PLC1,2	49,607,000	7,630
Prysmian SpA2	525,000	7,542
De La Rue PLC2	523,679	7,368
Temp Holdings Co., Ltd.2	753,400	6,730
AirTran Holdings, Inc.1	1,300,000	6,305
Frigoglass SAIC1,2	494,213	5,496
AirAsia Bhd.1,2	11,878,000	4,557
Hays PLC2	3,180,000	4,315
Uponor Oyj2	303,000	4,272
Horizon North Logistics Inc.1	2,700,000	4,185
BELIMO Holding AG2	3,450	4,068
Zenergy Power PLC1,2,5	4,073,000	3,994
S1 Corp.2	88,000	3,741
Northgate PLC1,2	1,307,270	3,364
Seco Tools AB, Class B1,2	275,000	3,201
Standard Parking Corp.1	190,000	3,008
Sintex Industries Ltd.2	429,100	2,962
Houston Wire & Cable Co.	267,600	2,903
Downer EDI Ltd.2	926,000	2,779
Heidelberger Druckmaschinen AG1,2	287,000	2,566
Geberit AG2	16,500	2,559
Kaba Holding AG2	9,500	2,535
Dalian Port (PDA) Co. Ltd., Class H2	5,600,000	2,426
Pfeiffer Vacuum Technology AG, non-registered shares2	32,000	2,357
Beacon Roofing Supply, Inc.1	95,000	1,712
Watsco, Inc.	28,000	1,622
PRONEXUS INC.2	286,900	1,503
Ellaktor SA2	423,457	1,408
United Stationers Inc.1	19,200	1,046
DCC PLC2	46,145	1,043
American Shipping Co. ASA1,2	188,000	145
Aker Philadelphia Shipyard ASA1,2,3	110,800	44
		364,815

MATERIALS — 10.14%
African Minerals Ltd.1,2	7,905,000	42,087
African Minerals Ltd.1,2,3	2,480,000	13,204
Midas Holdings Ltd.2	46,865,000	30,354
European Goldfields Ltd.1,2	4,691,100	30,166
Jaguar Mining Inc.1	3,201,500	28,419
Eastern Platinum Ltd.1	18,975,000	17,290
Allied Gold Ltd.1,2,5	38,040,274	11,716
Allied Gold Ltd. (CDI)1,2,5	12,000,000	3,617
Allied Gold Ltd. (GBP denominated)1,2,5	3,800,000	1,145
OCI Materials Co., Ltd.2	135,000	12,972
Lynas Corp. Ltd.1,2	23,325,296	10,584
China Forestry Holdings Co., Ltd.2	27,000,000	9,685
Huabao International Holdings Ltd.2	7,409,000	9,473
Centamin Egypt Ltd.1,2	3,828,024	9,317
Kenmare Resources PLC1,2	41,598,159	7,720
Kenmare Resources PLC1,2,3	7,047,991	1,308
Aquarius Platinum Ltd.2	1,655,455	8,031
FUCHS PETROLUB AG2	91,000	7,771
Cheil Industries Inc.2	100,500	7,699
International Petroleum Ltd.1	20,000,000	5,051
International Petroleum Ltd.1,2	2,894,353	731
Conquest Mining Ltd.1,2,5	20,000,000	5,434
AK Steel Holding Corp.	455,000	5,424
Symrise AG2	250,000	5,165
Rusoro Mining Ltd.1,3	12,500,000	2,525
Rusoro Mining Ltd.1	13,030,432	2,632
Mwana Africa PLC1,2,3,5	30,000,000	3,410
Mwana Africa PLC1,2,5	192,500	22
Sika AG, non-registered shares2	1,900	3,358
Mineral Deposits Ltd.1,2	2,089,853	1,643
Mineral Deposits Ltd. (CAD denominated)1	2,172,000	1,652
SOL SpA2	520,000	2,768
MBAC Fertilizer Corp.1	1,750,000	2,663
Sundance Resources Ltd.1,2	29,400,000	2,574
J.K. Cement Ltd.2	560,000	2,250
Gemfields Resources PLC1,2,5	12,000,000	852
Gemfields Resources PLC1,2,3,5	8,149,333	578
Chaarat Gold Holdings Ltd.1,2,3	1,710,000	1,041
Hard Creek Nickel Corp.1	2,995,650	746
Orsu Metals Corp.1	588,231	100
Zoloto Resources Ltd.1,2	2,200,032	14
		313,191

HEALTH CARE — 8.31%
Volcano Corp.1	1,031,996	22,518
Emergency Medical Services Corp., Class A1	455,600	22,338
Inverness Medical Innovations, Inc.1	784,577	20,917
JSC Pharmstandard (GDR)1,2	946,865	20,656
ZOLL Medical Corp.1	727,424	19,713
Illumina, Inc.1	422,000	18,370
Cochlear Ltd.2	261,000	16,258
Myriad Genetics, Inc.1	1,053,700	15,753
EGIS Nyrt.2	114,300	9,200
Greatbatch, Inc.1	405,200	9,040
NuVasive, Inc.1	244,900	8,684
athenahealth, Inc.1	331,000	8,649
Amylin Pharmaceuticals, Inc.1	453,000	8,516
Genomma Lab Internacional, SAB de CV, Series B1	2,475,000	8,219
ResMed Inc.1	100,000	6,081
Merck Ltd.2	370,857	5,792
American Medical Systems Holdings, Inc.1	254,936	5,639
Endo Pharmaceuticals Holdings Inc.1	197,600	4,312
Invacare Corp.	180,000	3,733
Array BioPharma Inc.1	1,115,000	3,401
ArthroCare Corp.1	98,000	3,004
QRxPharma Ltd.1,2	3,000,000	2,951
Integra LifeSciences Holdings Corp.1	72,950	2,699
Beckman Coulter, Inc.	38,300	2,309
Martek Biosciences Corp.1	90,000	2,134
Hologic, Inc.1	140,000	1,950
Ipca Laboratories Ltd.2	307,000	1,913
Laboratorios Farmacéuticos ROVI, SA2	255,000	1,442
Nakanishi Inc.2	2,700	231
Ondine Biopharma Corp.1,3	2,620,000	135
Ondine Biopharma Corp. (GBP denominated)1,2,3	490,000	29
Ondine Biopharma Corp.1	400,000	21
		256,607

FINANCIALS — 7.69%
Industrial and Commercial Bank of China (Asia) Ltd.2	14,047,611	37,113
Daegu Bank, Ltd.2	1,553,320	17,625
Portfolio Recovery Associates, Inc.1	225,000	15,026
City National Corp.	276,405	14,160
Busan Bank2	1,389,000	12,470
Champion Real Estate Investment Trust2	22,758,047	10,549
Synovus Financial Corp.	4,129,300	10,488
Jammu and Kashmir Bank Ltd.2	565,000	10,045
National Financial Partners Corp.1	963,700	9,415
Banco Daycoval SA, preferred nominative	1,857,100	9,054
Banco Cruzeiro do Sul SA, preferred nominative	1,377,100	8,392
Banco Pine SA, preferred nominative	1,500,000	7,936
Banco Panamericano SA, preferred nominative	1,516,700	7,352
East West Bancorp, Inc.	473,392	7,219
Dah Sing Financial Holdings Ltd.1,2	1,200,000	6,804
Azimut Holding SpA2	772,666	6,373
Airesis SA1,2,5	3,294,151	5,066
First Southern Bancorp, Inc.1,2,4	232,830	4,913
Zions Bancorporation	220,000	4,745
SVB Financial Group1	107,600	4,436
Starwood Property Trust, Inc.	250,000	4,238
CDL Hospitality Trusts2	2,565,000	3,181
Banco ABC Brasil SA, preferred nominative	469,300	3,161
Gruppo MutuiOnline SpA2	475,000	2,795
China Real Estate Information Corp. (ADR)1	343,900	2,734
United Bankshares, Inc.	105,000	2,514
eHealth, Inc.1	185,000	2,103
Paraná Banco SA, preferred nominative	382,280	1,800
Genworth MI Canada Inc.	80,000	1,745
Dolphin Capital Investors Ltd.1,2	2,344,400	1,269
Mahindra Lifespace Developers Ltd.2	120,356	1,166
Islamic Arab Insurance Co. (Salama)1,2	5,250,000	961
Bajaj Holdings & Investment Ltd.2	48,144	716
		237,564

ENERGY — 3.74%
Heritage Oil Ltd.1,2	4,563,000	26,676
Concho Resources Inc.1	454,000	25,120
Cimarex Energy Co.	309,000	22,118
Karoon Gas Australia Ltd.1,2	2,076,790	10,318
Exillon Energy PLC1,2	3,502,000	9,552
ShaMaran Petroleum Corp.1,3	14,400,000	5,411
Wellstream Holdings PLC2	566,883	4,185
Regal Petroleum PLC1,2	9,555,500	3,807
Borders & Southern Petroleum PLC1,2	3,340,000	3,421
Petrodorado Energy Ltd.1,3	6,800,000	1,661
Gulf Keystone Petroleum Ltd.1,2,3	1,000,000	1,008
BNK Petroleum Inc.1	508,600	884
Polo Resources Ltd.1,2	14,213,200	763
Leni Gas & Oil PLC1,2,3	25,500,000	712
		115,636

UTILITIES — 3.22%
Xinao Gas Holdings Ltd.2	37,329,700	81,183
Hyflux Ltd2	7,852,000	18,129
		99,312

CONSUMER STAPLES — 2.99%
Kernel Holding SA1,2	1,555,000	27,481
Hite Brewery Co., Ltd.2	171,300	20,341
Strauss Group Ltd.2	740,719	9,882
Ralcorp Holdings, Inc.1	180,000	9,864
Nong Shim Co., Ltd.2	40,505	7,591
PureCircle Ltd. (CDI)1,2	1,845,238	6,825
Drogasil SA, ordinary nominative	279,900	5,350
Hypermarcas SA, ordinary nominative1	400,000	5,137
		92,471

TELECOMMUNICATION SERVICES — 0.55%
tw telecom inc.1	605,000	10,091
Total Access Communication PCL2	2,403,300	2,716
StarHub Ltd2	1,372,250	2,202
Partner Communications Co. Ltd.2	125,000	1,922
		16,931

MISCELLANEOUS — 4.95%
Other common stocks in initial period of acquisition		152,923

Total common stocks (cost: $2,527,382,000)		2,692,168

Rights & warrants — 0.17%

ENERGY — 0.11%
LNG Energy Ltd., warrants, expire 20101,2,3	16,500,000	3,162
Petrodorado Energy Ltd., warrants, expire 20121,2,3	6,800,000	161
Leni Gas & Oil PLC, warrants, expire 20131,2,3	12,750,000	—
		3,323

MATERIALS — 0.00%
Rusoro Mining Ltd., warrants, expire 20121,3	4,500,000	64
Rusoro Mining Ltd., warrants, expire 20111,2	833,334	—
Rusoro Mining Ltd., warrants, expire 20121,2	755,882	—
		64

MISCELLANEOUS — 0.06%
Other rights & warrants in initial period of acquisition		1,982

Total rights & warrants (cost: $7,273,000)		5,369

	Shares or
Convertible securities — 0.44%	principal amount	Value (000)

FINANCIALS — 0.32%
Synovus Financial Corp. 8.25% convertible preferred 2013, units1	210,700	$5,210
Oriental Financial Group Inc., convertible preferred2,3	4,470	3,436
National Financial Partners Corp. 4.00% convertible notes 20173	$1,000,000	950
First Southern Bancorp, Inc., Series C, convertible preferred1,2,4	398	398
		9,994

TELECOMMUNICATION SERVICES — 0.12%
tw telecom inc. 2.375% convertible debentures 2026	$3,300,000	3,589

Total convertible securities (cost: $13,547,000)		13,583

	Principal amount
Bonds, notes & other debt instruments — 4.02%	(000)

BONDS & NOTES OF U.S. GOVERNMENT — 3.80%
U.S. Treasury 3.50% 2020	$112,050	117,276

FINANCIALS — 0.22%
Zions Bancorporation 5.65% 2014	1,229	1,131
Zions Bancorporation 5.50% 2015	30	27
Zions Bancorporation 6.00% 2015	6,264	5,685
		6,843

Total bonds, notes & other debt instruments (cost: $121,722,000)		124,119

Short-term securities — 9.51%

General Electric Co. 0.08% due 7/1/2010	55,000	55,000
Freddie Mac 0.15%–0.24% due 8/18–12/8/2010	47,670	47,643
Fannie Mae 0.175%–0.31% due 7/14/2010–2/1/2011	44,857	44,836
Bank of Nova Scotia 0.25% due 7/20/2010	29,300	29,296
U.S. Treasury Bill 0.11%–0.155% due 8/19/2010	29,100	29,095
Straight-A Funding LLC 0.33%–0.37% due 8/13–8/19/20103	28,600	28,588
Province of Ontario 0.27% due 9/14/2010	27,100	27,073
International Bank for Reconstruction and Development 0.18% due 7/19/2010	20,800	20,798
UBS Finance (Delaware) LLC 0.295% due 7/14/2010	8,600	8,599
Old Line Funding, LLC 0.32% due 7/12/20103	2,700	2,700

Total short-term securities (cost: $293,633,000)		293,628

Total investment securities (cost: $2,963,557,000)		3,128,867
Other assets less liabilities		(40,043)

Net assets		$3,088,824
“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,621,527,000, which represented 52.50% of the net assets of the fund. This amount includes $1,602,904,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $73,571,000, which represented 2.38% of the net assets of the fund.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of net
	date	(000)	(000)	assets

First Southern Bancorp, Inc.	12/17/2009	$4,913	$4,913	.16%
First Southern Bancorp, Inc., Series C, convertible preferred	12/17/2009	398	398	.01
HSW International, Inc.	12/17/2007	2,075	99	.01
Forbes Travel Guide, Inc.	12/17/2007	55	81	.00

Total restricted securities		$7,441	$5,491	.18%

5Represents an affiliated company as defined under the Investment Company Act of 1940.

Key to abbreviations

ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
TDR = Taiwanese Depositary Receipts
CAD = Canadian dollars
GBP = British pounds

Growth Fund
Investment portfolio

June 30, 2010
 unaudited

Common stocks — 93.97%	Shares	Value (000)

CONSUMER DISCRETIONARY — 15.37%
Home Depot, Inc.	10,556,000	$296,307
Amazon.com, Inc.1	2,467,000	269,544
Wynn Macau, Ltd.1,2	157,230,000	257,225
Wynn Resorts, Ltd.	3,120,000	237,962
Chipotle Mexican Grill, Inc.1	1,241,400	169,836
Johnson Controls, Inc.	6,299,100	169,257
CarMax, Inc.1	7,842,500	156,066
Lowe’s Companies, Inc.	7,446,000	152,047
lululemon athletica inc.1,3	4,000,000	148,880
Starbucks Corp.	6,000,000	145,800
Best Buy Co., Inc.	4,100,000	138,826
Las Vegas Sands Corp.1	5,962,500	132,010
Tiffany & Co.	2,853,000	108,157
Target Corp.	1,886,400	92,754
Time Warner Inc.	3,131,000	90,517
NIKE, Inc., Class B	1,320,000	89,166
Capella Education Co.1,3	1,086,826	88,413
Strayer Education, Inc.	400,000	83,156
WMS Industries Inc.1	2,086,000	81,876
Marriott International, Inc., Class A	2,514,430	75,282
Harman International Industries, Inc.1	2,245,000	67,103
Shaw Communications Inc., Class B, nonvoting	3,250,000	58,598
Comcast Corp., Class A	3,145,000	54,629
Penn National Gaming, Inc.1	2,363,000	54,585
Blue Nile, Inc.1,3	1,043,000	49,105
Shimano Inc.2	1,100,000	47,120
News Corp., Class A	3,845,800	45,996
Education Management Corp.1	2,261,000	34,480
Time Warner Cable Inc.	650,000	33,852
Sands China Ltd.1,2	19,620,000	28,800
Weight Watchers International, Inc.	1,062,000	27,283
Toyota Motor Corp.2	765,000	26,308
McGraw-Hill Companies, Inc.	650,000	18,291
Naspers Ltd., Class N2	348,000	11,696
		3,540,927

INFORMATION TECHNOLOGY — 15.14%
Apple Inc.1	2,210,000	555,881
Google Inc., Class A1	1,058,000	470,757
Oracle Corp.	13,868,800	297,624
Microsoft Corp.	9,520,000	219,055
Cisco Systems, Inc.1	10,209,000	217,554
EMC Corp.1	10,000,000	183,000
Lender Processing Services, Inc.3	5,785,000	181,128
Fidelity National Information Services, Inc.	6,454,800	173,118
Corning Inc.	7,850,000	126,778
Red Hat, Inc.1	4,318,300	124,972
International Business Machines Corp.	1,000,000	123,480
Texas Instruments Inc.	3,925,000	91,374
Avago Technologies Ltd.1	4,271,100	89,949
Linear Technology Corp.	2,895,000	80,510
Hewlett-Packard Co.	1,710,000	74,009
ASML Holding NV2	2,250,000	61,788
Juniper Networks, Inc.1	2,500,000	57,050
Dolby Laboratories, Inc., Class A1	876,000	54,916
Samsung Electronics Co. Ltd.2	81,000	50,859
Intuit Inc.1	1,295,000	45,027
KLA-Tencor Corp.	1,610,000	44,887
Heartland Payment Systems, Inc.3	2,426,600	36,011
Yahoo! Inc.1	2,465,000	34,091
Tyco Electronics Ltd.	1,149,125	29,165
FLIR Systems, Inc.1	905,695	26,347
Digital River, Inc.1	1,020,000	24,388
Comverse Technology, Inc.1	1,808,200	14,104
		3,487,822

FINANCIALS — 13.73%
Wells Fargo & Co.	17,140,996	438,809
Goldman Sachs Group, Inc.	2,480,000	325,550
Berkshire Hathaway Inc., Class A1	2,115	253,800
Bank of America Corp.	16,430,000	236,099
Fairfax Financial Holdings Ltd.	230,000	85,263
Fairfax Financial Holdings Ltd. (CAD denominated)	215,000	78,742
Citigroup Inc.1	39,800,000	149,648
JPMorgan Chase & Co.	3,968,200	145,276
Aon Corp.	3,385,500	125,670
American Express Co.	3,000,000	119,100
Onex Corp.	4,600,500	110,588
XL Group PLC	5,900,000	94,459
PNC Financial Services Group, Inc.	1,652,480	93,365
YES BANK Ltd.2	16,198,635	92,721
Morgan Stanley	3,000,000	69,630
Industrial and Commercial Bank of China Ltd., Class H2	89,000,000	64,624
Jefferies Group, Inc.	3,000,000	63,240
Bank of New York Mellon Corp.	2,368,800	58,486
Marsh & McLennan Companies, Inc.	2,500,000	56,375
Hancock Holding Co.	1,680,000	56,045
New York Community Bancorp, Inc.	3,400,000	51,918
ACE Ltd.	965,000	49,678
Northern Trust Corp.	982,000	45,859
Moody’s Corp.	2,250,000	44,820
Toronto-Dominion Bank	680,000	44,062
MB Financial, Inc.	2,377,500	43,722
Old National Bancorp	4,077,000	42,238
People’s United Financial, Inc.	3,000,000	40,500
AMP Ltd.2	8,254,834	35,893
Bank of Ireland1,2	22,740,442	18,699
Umpqua Holdings Corp.	1,300,000	14,924
T. Rowe Price Group, Inc.	315,000	13,983
		3,163,786

ENERGY — 12.44%
Suncor Energy Inc.	13,764,081	405,081
Canadian Natural Resources, Ltd.	9,251,400	307,033
Pacific Rubiales Energy Corp.1	12,550,000	281,286
Devon Energy Corp.	3,424,700	208,633
Schlumberger Ltd.	3,447,300	190,774
Tenaris SA (ADR)	5,410,000	187,240
Core Laboratories NV	1,100,000	162,371
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	4,260,000	146,203
Noble Energy, Inc.	2,400,000	144,792
Denbury Resources Inc.1	9,810,800	143,630
Concho Resources Inc.1	2,500,000	138,325
EOG Resources, Inc.	1,198,328	117,880
Murphy Oil Corp.	2,319,400	114,926
Rosetta Resources Inc.1	2,400,000	47,544
BG Group PLC2	3,050,000	45,150
Diamond Offshore Drilling, Inc.	685,000	42,600
Oasis Petroleum Inc.1	2,859,100	41,457
Uranium One Inc.1	9,562,200	23,264
Apache Corp.	250,000	21,048
Plains Exploration & Production Co.1	974,234	20,079
Cobalt International Energy, Inc.1	2,500,000	18,625
Arch Coal, Inc.	874,500	17,324
Hess Corp.	324,000	16,310
Niko Resources Ltd.	173,100	16,099
Crescent Point Energy Corp.	275,000	9,599
		2,867,273

MATERIALS — 9.66%
Newmont Mining Corp.	7,305,000	451,011
Barrick Gold Corp.	9,000,000	408,690
Potash Corp. of Saskatchewan Inc.	2,800,000	241,472
Rio Tinto PLC2	4,052,955	177,356
Gold Fields Ltd.2	10,000,000	134,655
Freeport-McMoRan Copper & Gold Inc.	2,000,000	118,260
FMC Corp.	2,000,000	114,860
Cliffs Natural Resources Inc.	2,260,000	106,582
CRH PLC2	4,638,236	97,082
Praxair, Inc.	1,135,000	86,249
Shin-Etsu Chemical Co., Ltd.2	1,835,000	85,368
Walter Energy, Inc.	1,300,000	79,105
Monsanto Co.	1,252,600	57,895
Dow Chemical Co.	1,674,900	39,729
First Quantum Minerals Ltd.	473,700	23,828
Buzzi Unicem SpA, nonconvertible shares2	449,426	2,704
		2,224,846

HEALTH CARE — 9.49%
Intuitive Surgical, Inc.1	1,055,000	332,979
Gilead Sciences, Inc.1	7,660,000	262,585
Hospira, Inc.1	2,400,000	137,880
Covidien PLC	3,110,000	124,960
UnitedHealth Group Inc.	4,248,700	120,663
Covance Inc.1	2,040,000	104,693
Allergan, Inc.	1,620,000	94,381
Amgen Inc.1	1,775,197	93,375
Vertex Pharmaceuticals Inc.1	2,769,246	91,108
Stryker Corp.	1,810,955	90,656
Grifols, SA2	8,770,000	89,554
Shire Ltd. (ADR)	1,350,000	82,863
Baxter International Inc.	1,930,000	78,435
Edwards Lifesciences Corp.1	1,394,454	78,117
Merck & Co., Inc.	2,195,788	76,787
Cardinal Health, Inc.	2,200,000	73,942
ResMed Inc.1	1,100,000	66,891
McKesson Corp.	665,000	44,661
Medtronic, Inc.	1,000,000	36,270
St. Jude Medical, Inc.1	883,000	31,868
Celgene Corp.1	552,803	28,094
Aetna Inc.	1,000,000	26,380
Aveta Inc.2,4	2,843,000	16,347
Zimmer Holdings, Inc.1	37,900	2,049
Fresenius SE1	357,094	47
		2,185,585

INDUSTRIALS — 8.91%
First Solar, Inc.1	2,885,095	328,410
Boeing Co.	3,665,000	229,979
Stericycle, Inc.1	3,390,000	222,316
Lockheed Martin Corp.	1,820,000	135,590
United Technologies Corp.	1,975,000	128,197
KBR, Inc.	5,397,130	109,778
Roper Industries, Inc.	1,540,000	86,178
Air Lease Corp., Class A1,2,3,4	4,183,448	83,669
General Dynamics Corp.	1,300,000	76,128
Iron Mountain Inc.	3,105,000	69,738
Graco Inc.	2,375,000	66,951
Northrop Grumman Corp.	1,150,000	62,606
Spirit AeroSystems Holdings, Inc., Class A1	3,103,600	59,155
CSX Corp.	1,010,000	50,126
General Electric Co.	3,000,000	43,260
MTU Aero Engines Holding AG2	737,629	41,046
Ingersoll-Rand PLC	1,150,000	39,664
W.W. Grainger, Inc.	350,000	34,808
MSC Industrial Direct Co., Inc., Class A	550,000	27,863
Tyco International Ltd.	699,125	24,630
United Parcel Service, Inc., Class B	425,000	24,178
Grafton Group PLC, units2	6,270,000	22,256
Honeywell International Inc.	515,000	20,101
Fastenal Co.	295,000	14,806
FedEx Corp.	200,000	14,022
Raytheon Co.	246,000	11,904
Vestas Wind Systems A/S1,2	275,000	11,431
Dun & Bradstreet Corp.	125,000	8,390
TransDigm Group Inc.	138,000	7,042
		2,054,222

CONSUMER STAPLES — 4.40%
Philip Morris International Inc.	4,430,000	203,071
Wal-Mart Stores, Inc.	2,500,000	120,175
Anheuser-Busch InBev NV2	2,500,000	120,085
Estée Lauder Companies Inc., Class A	1,697,240	94,587
Altria Group, Inc.	4,050,000	81,162
PepsiCo, Inc.	1,220,000	74,359
Procter & Gamble Co.	1,035,000	62,079
Beiersdorf AG2	1,125,000	61,843
Costco Wholesale Corp.	1,105,000	60,587
CVS/Caremark Corp.	1,600,000	46,912
Coca-Cola Co.	760,000	38,091
Pernod Ricard SA2	399,015	30,867
Colgate-Palmolive Co.	250,000	19,690
		1,013,508

TELECOMMUNICATION SERVICES — 2.12%
Qwest Communications International Inc.	25,000,000	131,250
SOFTBANK CORP.2	4,252,600	112,403
América Móvil, SAB de CV, Series L (ADR)	1,995,000	94,762
Telefónica, SA2	3,620,000	66,849
American Tower Corp., Class A1	1,150,000	51,175
Telephone and Data Systems, Inc., special common shares	1,190,000	31,583
		488,022

UTILITIES — 1.13%
Edison International	2,400,000	76,128
Exelon Corp.	1,445,000	54,866
Allegheny Energy, Inc.	2,550,000	52,734
NRG Energy, Inc.1	1,300,000	27,573
KGen Power Corp.1,2,3,4	3,166,128	22,163
RRI Energy, Inc.1	5,696,500	21,590
Dynegy Inc.1	1,180,000	4,543
		259,597

MISCELLANEOUS — 1.58%
Other common stocks in initial period of acquisition		365,036

Total common stocks (cost: $19,469,691,000)		21,650,624

Convertible securities — 0.05%

UTILITIES — 0.05%
Great Plains Energy Inc. 12.00% convertible preferred	175,000	10,456

Total convertible securities (cost: $8,750,000)		10,456

	Principal amount
Short-term securities — 6.98%	(000)

Fannie Mae 0.18%–0.29% due 7/7/2010–1/18/2011	$214,410	214,229
Jupiter Securitization Co., LLC 0.40%–0.46% due 7/19–9/8/20105	187,000	186,888
Straight-A Funding LLC 0.39%–0.41% due 8/9–9/13/20105	126,179	126,084
Federal Home Loan Bank 0.10%–0.185% due 7/2–8/6/2010	120,740	120,731
General Electric Capital Corp. 0.26% due 7/21/2010	75,000	74,989
General Electric Co. 0.08% due 7/1/2010	40,000	40,000
Freddie Mac 0.17%–0.25% due 7/8–11/22/2010	113,275	113,211
Procter & Gamble International Funding S.C.A. 0.18% due 7/2–7/15/20105	98,500	98,496
U.S. Treasury Bills 0.11%–0.21% due 8/19–8/26/2010	74,400	74,388
NetJets Inc. 0.18%–0.22% due 7/19–8/4/20105	74,200	74,187
Johnson & Johnson 0.16% due 8/5/20105	67,900	67,889
Hewlett-Packard Co. 0.17%–0.20% due 7/26–7/28/20105	58,700	58,692
Wal-Mart Stores Inc. 0.17% due 7/8/20105	50,000	49,998
AT&T Inc. 0.20% due 7/20/20105	50,000	49,994
Merck & Co. Inc. 0.20% due 7/22/20105	50,000	49,994
Private Export Funding Corp. 0.25% due 8/16/20105	50,000	49,975
United Parcel Service Inc. 0.17% due 8/2/20105	46,594	46,587
Coca-Cola Co. 0.27% due 8/25/20105	40,000	39,983
Abbott Laboratories 0.20% due 8/10/20105	30,000	29,993
Emerson Electric Co. 0.17% due 7/23/20105	17,600	17,598
Harvard University 0.20% due 7/19/2010	11,808	11,807
Walt Disney Co. 0.19% due 7/19/20105	11,600	11,599

Total short-term securities (cost: $1,607,325,000)		1,607,312

Total investment securities (cost: $21,085,766,000)		23,268,392
Other assets less liabilities		(229,575)

Net assets		$23,038,817

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,989,966,000, which represented 8.64% of the net assets of the fund. This amount includes $1,867,787,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets

Air Lease Corp., Class A	6/30/2010	$83,669	$83,669	.36%
KGen Power Corp.	12/19/2006	44,326	22,163	.10
Aveta Inc.	12/21/2005	38,381	16,347	.07

Total restricted securities		$166,376	$122,179	.53%

5Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $957,957,000, which represented 4.16% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
CAD = Canadian dollars

International Fund
Investment portfolio

June 30, 2010
 unaudited

Common stocks — 91.44%	Shares	Value (000)

FINANCIALS — 19.86%
Prudential PLC1	18,909,470	$141,728
BNP Paribas SA1	2,476,693	132,242
Credit Suisse Group AG1	3,516,613	132,168
Bank of China Ltd., Class H1	207,848,000	104,857
Banco Santander, SA1	9,719,011	102,127
Erste Bank der oesterreichischen Sparkassen AG1	3,088,804	98,266
Lloyds Banking Group PLC1,2	123,074,399	97,651
UniCredit SpA1	42,427,450	94,176
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,456,150	80,255
Housing Development Finance Corp. Ltd.1	969,000	60,868
Banco Bradesco SA, preferred nominative	3,025,000	47,110
Société Générale1	1,156,848	47,059
UBS AG1,2	3,462,983	45,904
China Construction Bank Corp., Class H1	56,860,000	45,758
Ping An Insurance (Group) Co. of China, Ltd., Class H1	5,286,000	43,683
Nomura Holdings, Inc.1	7,947,700	43,509
Barclays PLC1,3	5,307,100	21,040
Barclays PLC1	3,230,000	12,805
Sun Hung Kai Properties Ltd.1	2,449,000	33,297
Sino Land Co. Ltd.1	17,382,000	30,872
Woori Finance Holdings Co., Ltd.1	2,581,090	30,401
OTP Bank PLC1,2	1,300,000	26,167
CapitaMalls Asia Ltd.1	16,401,000	24,414
HSBC Holdings PLC (Hong Kong)1	2,500,000	22,902
Banco do Brasil SA, ordinary nominative	1,657,300	22,633
Sampo Oyj, Class A1	941,723	19,704
Deutsche Börse AG1	284,700	17,297
Shinhan Financial Group Co., Ltd.1	464,000	17,089
Admiral Group PLC1	787,000	16,455
AXA SA1	683,312	10,363
Hana Financial Holdings1	320,000	8,475
Industrial and Commercial Bank of China Ltd., Class H1	11,410,000	8,285
HDFC Bank Ltd.1	173,000	7,119
Deutsche Bank AG1	111,000	6,276
Hongkong Land Holdings Ltd.1	610,000	3,016
Samsung Card Co., Ltd.1	70,000	2,828
Kerry Properties Ltd.1	651,180	2,795
		1,661,594

HEALTH CARE — 12.10%
Bayer AG1	5,690,023	317,475
Novartis AG1	5,544,613	269,005
Teva Pharmaceutical Industries Ltd. (ADR)	2,928,000	152,227
Merck KGaA1	972,655	70,860
Richter Gedeon Nyrt1	307,000	54,290
JSC Pharmstandard (GDR)1,2	1,280,000	27,923
JSC Pharmstandard (GDR)1,2,3	307,300	6,703
Terumo Corp.1	700,000	33,499
EGIS Nyrt.1	305,834	24,617
Mindray Medical International Ltd., Class A (ADR)	758,300	23,826
Essilor International1	272,000	16,195
UCB SA1	500,000	15,664
		1,012,284

INFORMATION TECHNOLOGY — 10.56%
SAP AG1	2,550,000	113,265
Canon, Inc.1	2,738,900	102,115
HOYA CORP.1	4,158,300	88,297
Telefonaktiebolaget LM Ericsson, Class B1	5,867,090	65,323
NetEase.com, Inc. (ADR)2	1,870,000	59,298
Rohm Co., Ltd.1	979,100	58,477
Delta Electronics, Inc.1	15,575,867	49,860
Tokyo Electron Ltd.1	875,000	47,253
Autonomy Corp. PLC1,2	1,600,000	43,181
Acer Inc.1	17,796,760	41,273
Murata Manufacturing Co., Ltd.1	802,500	38,221
Redecard SA, ordinary nominative	2,605,000	36,802
MediaTek Inc.1	1,902,297	26,531
Hirose Electric Co., Ltd.1	217,300	19,840
Ibiden Co., Ltd.1	730,000	19,681
Nippon Electric Glass Co., Ltd.1	1,050,000	11,949
Samsung Electronics Co. Ltd.1	19,000	11,930
Hon Hai Precision Industry Co., Ltd.1,2	3,300,000	11,590
Nokia Corp.1	1,400,000	11,431
Taiwan Semiconductor Manufacturing Co. Ltd.1	5,847,497	10,934
Nintendo Co., Ltd.1	36,000	10,487
Keyence Corp.1	24,000	5,521
		883,259

CONSUMER DISCRETIONARY — 10.20%
Daimler AG1,2	2,607,000	132,011
Industria de Diseño Textil, SA1	1,810,000	102,655
British Sky Broadcasting Group PLC1	9,457,500	98,643
Fiat SpA1	7,507,800	77,269
Marks and Spencer Group PLC1	9,880,000	48,694
Renault SA1,2	1,151,967	42,395
Bayerische Motoren Werke AG1	788,000	38,114
Honda Motor Co., Ltd.1	1,302,000	37,812
Esprit Holdings Ltd.1	6,666,614	35,952
Techtronic Industries Co. Ltd.1	40,554,000	31,678
Yamada Denki Co., Ltd.1	441,220	28,803
adidas AG1	580,000	27,996
Li & Fung Ltd.1	5,090,000	22,786
Cie. Générale des Établissements Michelin, Class B1	321,934	22,441
Kesa Electricals PLC1	9,575,630	17,243
Swatch Group Ltd, non-registered shares1	48,500	13,573
Porsche Automobil Holding SE, nonvoting preferred1	285,000	12,158
Carnival PLC1	350,000	11,218
Hyundai Motor Co.1	92,300	10,812
Belle International Holdings Ltd.1	3,900,000	5,529
Kia Motors Corp.1	204,000	5,413
Yue Yuen Industrial (Holdings) Ltd.1	1,733,500	5,386
Multi Screen Media Private Ltd.1,2,4	82,217	5,383
OPAP SA1	429,330	5,340
Dongfeng Motor Group Co., Ltd., Class H1	4,392,000	4,998
Toyota Motor Corp.1	144,500	4,969
LG Electronics Inc.1	52,500	4,009
		853,280

CONSUMER STAPLES — 8.77%
Nestlé SA1	3,404,800	164,282
Anheuser-Busch InBev NV1	2,612,414	125,485
Anheuser-Busch InBev NV, VVPR STRIPS1,2	1,189,792	4
Pernod Ricard SA1	1,319,409	102,065
Imperial Tobacco Group PLC1	3,200,000	89,223
Danone SA1	1,234,806	65,941
L’Oréal SA1	512,000	50,030
Wilmar International Ltd.1	11,173,000	45,720
Koninklijke Ahold NV1	2,768,000	34,280
British American Tobacco PLC1	612,000	19,379
Tesco PLC1	1,923,357	10,829
SABMiller PLC1	379,600	10,540
Wesfarmers Ltd.1	370,304	8,866
Shinsegae Co., Ltd.1	8,229	3,552
METRO AG1	62,543	3,180
		733,376

INDUSTRIALS — 7.70%
Ryanair Holdings PLC (ADR)2	3,311,400	89,706
BAE Systems PLC1	18,804,000	87,358
Siemens AG1	946,000	84,655
Wolseley PLC1,2	3,188,152	62,330
SMC Corp.1	340,000	45,392
Samsung Engineering Co., Ltd.1	465,000	43,100
Asahi Glass Co., Ltd.1	3,900,000	36,388
Schneider Electric SA1	311,245	31,503
Atlas Copco AB, Class B1	1,161,000	15,377
Atlas Copco AB, Class A1	880,000	12,883
Air France1,2	2,372,000	27,903
Nidec Corp.1	215,000	18,007
East Japan Railway Co.1	224,000	14,932
Geberit AG1	75,000	11,630
AB Volvo, Class B1,2	965,000	10,612
Legrand SA1	308,000	9,074
Qantas Airways Ltd.1,2	4,600,000	8,444
Bureau Veritas SA1	110,000	5,922
Kühne + Nagel International AG1	55,000	5,634
KONE Oyj, Class B1	130,000	5,169
SGS SA1	3,700	4,982
Komatsu Ltd.1	260,000	4,698
Koc Holding AS, Class B1	1,384,000	4,666
Daikin Industries, Ltd.1	108,300	3,305
		643,670

TELECOMMUNICATION SERVICES — 6.91%
América Móvil, SAB de CV, Series L (ADR)	3,961,500	188,171
MTN Group Ltd.1	9,849,900	129,127
Philippine Long Distance Telephone Co.1	1,080,410	55,416
Philippine Long Distance Telephone Co. (ADR)	340,000	17,330
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	65,947,500	55,592
Millicom International Cellular SA	514,700	41,727
Telekom Austria AG, non-registered shares1	3,421,453	38,032
Bharti Airtel Ltd.1	3,587,800	20,120
Koninklijke KPN NV1	713,300	9,108
OJSC Mobile TeleSystems (ADR)	437,500	8,382
Turkcell Iletisim Hizmetleri AS1	1,250,000	6,467
Vodafone Group PLC1	2,666,250	5,525
France Télécom SA1	175,000	3,020
Bayan Telecommunications Holdings Corp., Class A1,2,4	43,010	—
Bayan Telecommunications Holdings Corp., Class B1,2,4	14,199	—
		578,017

ENERGY — 6.71%
OAO Gazprom (ADR)1	9,310,300	175,112
BP PLC1	18,967,137	91,094
Reliance Industries Ltd.1	3,055,000	71,184
Royal Dutch Shell PLC, Class B1	2,200,000	53,265
Royal Dutch Shell PLC, Class A1	372,000	9,439
Eni SpA1	2,806,000	51,510
Woodside Petroleum Ltd.1	438,750	15,303
OGX Petróleo e Gás Participações SA, ordinary nominative2	1,597,250	14,795
Cameco Corp.	660,608	14,058
Sasol Ltd.1	358,820	12,737
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	415,000	12,367
China National Offshore Oil Corp.1	7,250,000	12,359
BG Group PLC1	770,000	11,398
OJSC OC Rosneft (GDR)1	1,660,000	10,105
TOTAL SA1	150,000	6,676
		561,402

MATERIALS — 5.65%
ArcelorMittal1	4,803,500	127,754
Linde AG1	814,600	85,535
PT Semen Gresik (Persero) Tbk1	44,361,000	42,425
Impala Platinum Holdings Ltd.1	1,765,000	40,916
Syngenta AG1	170,200	39,302
Akzo Nobel NV1	693,000	35,848
CRH PLC1	1,338,701	28,020
POSCO1	63,560	24,124
Givaudan SA1	19,832	16,763
Shin-Etsu Chemical Co., Ltd.1	275,000	12,794
BASF SE1	210,000	11,457
First Quantum Minerals Ltd.	145,000	7,294
		472,232

UTILITIES — 1.45%
GDF SUEZ1	2,409,264	68,164
Scottish and Southern Energy PLC1	1,746,800	28,958
SUEZ Environnement Co.1	942,250	15,523
CEZ, a s1	205,000	8,419
		121,064

MISCELLANEOUS — 1.53%
Other common stocks in initial period of acquisition		127,711

Total common stocks (cost: $7,569,476,000)		7,647,889

		Value
Preferred stocks — 0.11%	Shares	(000)

FINANCIALS — 0.11%
Barclays Bank PLC, Series RCI, 14.00%5	5,070,000	9,469

Total preferred stocks (cost: $8,576,000)		9,469

	Principal amount
Bonds, notes & other debt instruments — 0.10%	(000)

FINANCIALS — 0.10%
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	€7,000	8,815

Total bonds, notes & other debt instruments (cost: $9,215,000)		8,815

Short-term securities — 7.85%

Fannie Mae 0.15%–0.20% due 8/4–9/15/2010	$126,818	126,790
Freddie Mac 0.21%–0.24% due 8/11/2010	83,400	83,391
Bank of Nova Scotia 0.14%–0.21% due 7/2–7/28/2010	81,100	81,094
Toronto-Dominion Holdings USA Inc. 0.22% due 8/16–8/23/20103	80,050	80,019
BNZ International Funding Ltd. 0.37% due 8/16/20103	44,400	44,378
National Australia Bank Ltd. 0.265% due 7/6/20103	27,600	27,599
American Honda Finance Corp. 0.20%–0.32% due 7/9–9/2/2010	51,175	51,161
Federal Home Loan Bank 0.185% due 7/2/2010	32,200	32,200
Credit Suisse New York Branch 0.48% due 9/2/2010	31,150	31,125
Thunder Bay Funding, LLC 0.27% due 7/13/20103	27,200	27,196
Straight-A Funding LLC 0.26%–0.34% due 7/19–7/21/20103	27,000	26,995
NetJets Inc. 0.05% due 7/1/20103	24,400	24,400
GDF SUEZ 0.32% due 7/9/20103	20,000	19,998

Total short-term securities (cost: $656,339,000)		656,346

Total investment securities (cost: $8,243,606,000)		8,322,519
Other assets less liabilities		42,154

Net assets		$8,364,673

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $6,816,605,000, which represented 81.49% of the net assets of the fund. This amount includes $6,767,539,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $278,328,000, which represented 3.33% of the net assets of the fund.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	dates	(000)	(000)	assets

Multi Screen Media Private Ltd.	9/6/2000–4/18/2002	$32,519	$5,383	.06%
Bayan Telecommunications Holdings Corp., Class A	2/11/1998–8/31/1998	104	—	.00
Bayan Telecommunications Holdings Corp., Class B	2/11/1998–8/31/1998	34	—	.00

Total restricted securities		$32,657	$5,383	.06%

5Coupon rate may change periodically.

Key to abbreviations and symbol

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
€ = Euros

New World Fund
Investment portfolio

June 30, 2010
  unaudited

Common stocks — 85.09%	Shares	Value (000)

CONSUMER STAPLES — 17.98%
Anheuser-Busch InBev NV1	546,000	$26,226
Tesco PLC1	4,242,418	23,887
OJSC Magnit (GDR)1	1,275,000	21,824
OJSC Magnit (GDR)1,2	64,500	1,104
Shoprite Holdings Ltd.1	1,980,000	21,263
Wal-Mart de México, SAB de CV, Series V (ADR)	786,000	17,355
Wal-Mart de México, SAB de CV, Series V	1,410,000	3,122
China Yurun Food Group Ltd.1	6,119,000	19,155
Nestlé SA1	380,000	18,335
United Spirits Ltd.1	580,142	16,234
SABMiller PLC1	529,000	14,688
Pernod Ricard SA1	176,297	13,638
Coca-Cola Co.	259,500	13,006
British American Tobacco PLC1	393,000	12,444
Beiersdorf AG1	220,000	12,094
X5 Retail Group NV (GDR)1,2,3	281,776	9,362
X5 Retail Group NV (GDR)1,3	74,200	2,465
Unilever NV, depository receipts1	354,500	9,665
Grupo Modelo, SAB de CV, Series C	1,950,000	9,632
Procter & Gamble Co.	160,000	9,597
PepsiCo, Inc.	150,000	9,142
Grupo Nacional de Chocolates SA	782,500	8,527
IOI Corp. Bhd.1	5,097,066	7,858
Olam International Ltd.1	4,213,382	7,715
Kimberly-Clark de México, SAB de CV, Class A	1,300,000	7,512
Avon Products, Inc.	232,200	6,153
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	60,000	6,061
Danone SA1	51,872	2,770
Colgate-Palmolive Co.	35,000	2,757
Poslovni sistem Mercator, dd1	11,274	2,177
Japan Tobacco Inc.1	307	954
		336,722

FINANCIALS — 13.89%
PT Bank Rakyat Indonesia (Persero) Tbk1	25,653,150	25,911
Industrial and Commercial Bank of China Ltd., Class H1	32,440,000	23,555
China Life Insurance Co. Ltd., Class H1	4,495,000	19,747
Türkiye Garanti Bankasi AS1	4,510,000	18,685
Itaú Unibanco Holding SA, preferred nominative (ADR)	559,082	10,069
Itaú Unibanco Holding SA, preferred nominative	347,950	6,265
Housing Development Finance Corp. Ltd.1	260,000	16,332
Amil Participações SA, ordinary nominative	1,997,410	16,212
Banco Santander, SA1	1,501,362	15,776
DLF Ltd.1	2,550,000	15,650
Bancolombia SA (ADR)	210,000	10,527
Itaúsa — Investimentos Itaú SA, preferred nominative	1,367,982	8,118
Kasikornbank PCL, nonvoting depository receipt1	2,860,000	7,947
Sberbank (Savings Bank of the Russian Federation) (GDR)1	27,300	6,858
CIMB Group Holdings Bhd.1	3,000,000	6,463
Land and Houses PCL, nonvoting depository receipt1	36,450,000	5,903
Royal Bank of Scotland Group PLC1,3	9,675,000	5,827
Erste Bank der oesterreichischen Sparkassen AG1	141,377	4,497
PT Bank Central Asia Tbk1	6,920,000	4,473
FirstRand Ltd.1	1,915,127	4,467
Kotak Mahindra Bank Ltd.1	259,943	4,268
Ayala Land, Inc.1	15,000,000	4,239
Bank of the Philippine Islands1	3,656,246	3,554
Banco Industrial e Comercial SA, preferred nominative	512,900	3,350
BankMuscat (SAOG) (GDR)1	414,568	3,317
Bank Hapoalim BM1,3	830,000	2,982
Bank Pekao SA1	60,000	2,734
China Construction Bank Corp., Class H1	2,950,500	2,374
		260,100

INDUSTRIALS — 8.10%
Murray & Roberts Holdings Ltd.1	3,675,000	18,490
Schneider Electric SA1	148,220	15,002
Boart Longyear Ltd.1,3	6,290,000	14,816
Container Corp. of India Ltd.1	455,735	13,138
Enka Insaat ve Sanayi AS1	3,550,554	12,118
United Technologies Corp.	173,000	11,230
Cia. de Concessões Rodoviárias, ordinary nominative	490,000	10,148
Siemens AG1	103,100	9,226
China Railway Construction Corp. Ltd., Class H1	7,150,000	8,961
Intertek Group PLC1	395,200	8,452
Outotec Oyj1	235,000	7,328
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	214,565	6,233
Bidvest Group Ltd.1	223,114	3,528
Suzlon Energy Ltd.1,3	2,740,000	3,370
Vestas Wind Systems A/S1,3	68,178	2,835
Jiangsu Expressway Co. Ltd., Class H1	2,900,000	2,625
KBR, Inc.	124,900	2,541
Daelim Industrial Co., Ltd.1	21,484	1,107
Doosan Heavy Industries and Construction Co., Ltd.1	8,070	493
IJM Corp. Bhd.1	100,000	151
		151,792

CONSUMER DISCRETIONARY — 7.50%
Truworths International Ltd.1	3,232,000	22,474
Toyota Motor Corp.1	588,300	20,231
McDonald’s Corp.	205,000	13,503
Honda Motor Co., Ltd.1	455,000	13,214
Naspers Ltd., Class N1	384,000	12,906
Parkson Holdings Bhd.1	5,312,600	8,910
Nitori Co., Ltd.1	100,000	8,607
Swatch Group Ltd1	95,000	4,858
Swatch Group Ltd, non-registered shares1	10,450	2,925
Sony Corp.1	220,000	5,856
Sony Corp. (ADR)	50,000	1,334
Dongfeng Motor Group Co., Ltd., Class H1	6,122,000	6,966
Wynn Macau, Ltd.1,3	4,250,000	6,953
Desarrolladora Homex, SA de CV (ADR)3	160,000	4,038
Li & Fung Ltd.1	886,600	3,969
TVN SA1	500,000	2,329
Central European Media Enterprises Ltd., Class A3	75,000	1,492
		140,565

TELECOMMUNICATION SERVICES — 7.42%
América Móvil, SAB de CV, Series L (ADR)	864,875	41,081
América Móvil, SAB de CV, Series L	850,000	2,024
Telefónica, SA1	982,000	18,134
Telefónica 02 Czech Republic, AS1	685,000	13,319
China Telecom Corp. Ltd., Class H1	27,870,000	13,306
SOFTBANK CORP.1	444,200	11,741
Telekom Austria AG, non-registered shares1	845,000	9,393
Cellcom Israel Ltd.	322,000	8,050
Partner Communications Co. Ltd.1	350,000	5,381
China Mobile Ltd.1	500,000	4,983
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	5,440,000	4,586
Vodafone Group PLC1	2,132,500	4,419
Telekomunikacja Polska SA1	600,000	2,520
		138,937

INFORMATION TECHNOLOGY — 7.42%
Samsung Electronics Co. Ltd.1	45,725	28,710
Infosys Technologies Ltd.1	410,200	24,514
Google Inc., Class A3	45,000	20,023
Cielo SA, ordinary nominative	1,581,600	13,318
HTC Corp.1	826,800	10,969
Kingboard Chemical Holdings Ltd.1	1,859,000	7,958
Corning Inc.	460,000	7,429
MediaTek Inc.1	430,522	6,005
Cisco Systems, Inc.3	275,500	5,871
Yahoo! Inc.3	370,000	5,117
NetEase.com, Inc. (ADR)3	120,000	3,805
HOYA CORP.1	164,400	3,491
Nokia Corp.1	200,000	1,633
Kingboard Laminates Holdings Ltd.1	84,500	71
		138,914

MATERIALS — 6.43%
Holcim Ltd1	407,011	27,244
Anglo American PLC1,3	401,850	13,955
Linde AG1	109,000	11,445
Fibria Celulose SA, ordinary nominative (ADR)3	746,138	11,043
Sigma-Aldrich Corp.	205,000	10,215
Northam Platinum Ltd.1	1,440,000	8,460
Vale SA, Class A, preferred nominative	252,000	5,293
Vale SA, Class A, preferred nominative (ADR)	130,000	2,733
BHP Billiton PLC1	262,664	6,797
Israel Chemicals Ltd.1	635,000	6,622
OCI Co. Ltd.1	22,000	4,436
PT Semen Gresik (Persero) Tbk1	3,825,000	3,658
First Quantum Minerals Ltd.	65,000	3,270
PT Indocement Tunggal Prakarsa Tbk1	1,836,500	3,163
Buzzi Unicem SpA1	155,000	1,554
Buzzi Unicem SpA, nonconvertible shares1	91,000	547
		120,435

ENERGY — 5.49%
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	413,520	14,192
Oil Search Ltd.1	2,390,000	11,010
Cairn India Ltd.1,3	1,507,000	9,752
Eurasia Drilling Co. Ltd. (GDR)1,2	254,800	4,903
Eurasia Drilling Co. Ltd. (GDR)1	249,350	4,798
Tenaris SA (ADR)	212,500	7,355
Saipem SpA, Class S1	233,000	7,081
Nexen Inc.	351,544	6,915
Oil and Gas Development Co. Ltd.1	4,000,000	6,641
Niko Resources Ltd.	65,000	6,045
Noble Energy, Inc.	100,000	6,033
TOTAL SA1	75,000	3,338
TOTAL SA (ADR)	32,500	1,451
Uranium One Inc.3	1,800,000	4,379
Reliance Industries Ltd.1	160,000	3,728
Chevron Corp.	45,000	3,054
OAO TMK (GDR)1,2,3	142,826	2,079
		102,754

HEALTH CARE — 4.93%
Cochlear Ltd.1	475,000	29,588
Novo Nordisk A/S, Class B1	310,020	25,008
Krka, dd, Novo mesto1	209,640	16,738
Teva Pharmaceutical Industries Ltd. (ADR)	200,000	10,398
Baxter International Inc.	190,300	7,734
Novartis AG1	57,500	2,790
		92,256

UTILITIES — 1.77%
Cia. Energética de Minas Gerais — CEMIG, preferred nominative	852,500	12,355
CLP Holdings Ltd.1	1,122,000	8,124
Cheung Kong Infrastructure Holdings Ltd.1	1,840,000	6,812
PGE Polska Grupa Energetyczna SA1,3	950,000	5,851
		33,142

MISCELLANEOUS — 4.16%
Other common stocks in initial period of acquisition		78,014

Total common stocks (cost: $1,347,433,000)		1,593,631

Rights & warrants — 0.01%

FINANCIALS — 0.00%
IJM Land Bhd., warrants, expire 20133	100,380	28

MISCELLANEOUS — 0.01%
Other rights & warrants in initial period of acquisition		121

Total rights & warrants (cost: $21,000)		149

	Principal amount	Value
Bonds, notes & other debt instruments — 9.13%	(000)	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 8.32%
Brazil (Federal Republic of) Global 9.25% 2010	$2,200	$2,275
Brazilian Treasury Bill 6.00% 20104	BRL7,419	4,196
Brazilian Treasury Bill 6.00% 20114	978	542
Brazil (Federal Republic of) Global 12.50% 2016	1,500	929
Brazil (Federal Republic of) Global 6.00% 2017	$1,675	1,851
Brazil (Federal Republic of) 10.00% 2017	BRL5,500	2,759
Brazil (Federal Republic of) Global 8.00% 20185	$3,364	3,919
Brazil (Federal Republic of) Global 5.875% 2019	850	937
Brazil (Federal Republic of) Global 8.875% 2019	1,000	1,312
Brazil (Federal Republic of) Global 12.50% 2022	BRL2,600	1,638
Brazil (Federal Republic of) Global 8.875% 2024	$100	136
Brazil (Federal Republic of) Global 10.125% 2027	1,425	2,145
Brazil (Federal Republic of) Global 11.00% 2040	13,375	17,976
Brazilian Treasury Bill 6.00% 20454	BRL3,837	2,053
Turkey (Republic of) 14.00% 2011	TRY1,900	1,240
Turkey (Republic of) 10.00% 20124	3,803	2,793
Turkey (Republic of) 16.00% 2012	2,500	1,755
Turkey (Republic of) 16.00% 2013	2,350	1,762
Turkey (Republic of) 7.25% 2015	$1,700	1,913
Turkey (Republic of) 7.00% 2016	2,800	3,133
Turkey (Republic of) 7.50% 2017	1,500	1,721
Turkey (Republic of) 6.75% 2018	2,500	2,747
Turkey (Republic of) 7.00% 2019	800	892
Turkey (Republic of) 6.875% 2036	1,200	1,245
Turkey (Republic of) 6.75% 2040	500	504
United Mexican States Government 9.00% 2012	MXN7,500	629
United Mexican States Government Global 6.375% 2013	$4,375	4,819
United Mexican States Government, Series MI10, 8.00% 2013	MXN 7,671	636
United Mexican States Government, Series MI10, 9.50% 2014	33,500	2,933
United Mexican States Government, Series M10, 8.00% 2015	20,000	1,667
United Mexican States Government Global 5.625% 2017	$2,500	2,756
United Mexican States Government, Series M10, 7.75% 2017	MXN10,000	822
United Mexican States Government, Series M20, 10.00% 2024	21,000	2,032
United Mexican States Government Global, Series A, 7.50% 2033	$350	440
United Mexican States Government, Series M30, 10.00% 2036	MXN6,000	589
United Mexican States Government Global 6.05% 2040	$1,400	1,484
Colombia (Republic of) Global 10.00% 2012	2,600	2,922
Colombia (Republic of) Global 10.75% 2013	1,360	1,642
Colombia (Republic of) Global 8.25% 2014	700	838
Colombia (Republic of) Global 12.00% 2015	COP3,072,000	2,084
Colombia (Republic of) Global 7.375% 2017	$2,800	3,262
Colombia (Republic of) Global 7.375% 2019	350	411
Colombia (Republic of) Global 11.75% 2020	315	469
Colombia (Republic of) Global 8.125% 2024	500	620
Colombia (Republic of) Global 9.85% 2027	COP1,810,000	1,232
Colombia (Republic of) Global 7.375% 2037	$2,499	2,949
Peru (Republic of) 8.375% 2016	1,706	2,098
Peru (Republic of) 7.125% 2019	590	701
Peru (Republic of) 7.35% 2025	500	601
Peru (Republic of) 8.75% 2033	2,756	3,748
Peru (Republic of) 6.55% 20375	782	868
Russian Federation 7.50% 20302,5	3,134	3,553
Russian Federation 7.50% 20305	3,036	3,442
Philippines (Republic of) 8.25% 2014	1,000	1,175
Philippines (Republic of) 9.875% 2019	2,200	2,934
Philippines (Republic of) 7.75% 2031	2,235	2,601
Panama (Republic of) Global 7.25% 2015	1,175	1,366
Panama (Republic of) Global 7.125% 2026	890	1,044
Panama (Republic of) Global 8.875% 2027	300	401
Panama (Republic of) Global 9.375% 2029	1,148	1,596
Panama (Republic of) Global 6.70% 20365	1,824	2,020
Polish Government, Series 1013, 5.00% 2013	PLN4,805	1,410
Polish Government, Series 0413, 5.25% 2013	4,550	1,352
Polish Government 5.00% 2015	$300	319
Polish Government, Series 1017, 5.25% 2017	PLN2,650	762
Polish Government 6.375% 2019	$1,970	2,189
Croatian Government 6.75% 20192	5,000	5,243
Hungarian Government, Series 12/C, 6.00% 2012	HUF 50,300	212
Hungarian Government, Series 15/A, 8.00% 2015	172,810	759
Hungarian Government 6.25% 2020	$3,520	3,477
South Africa (Republic of) 6.50% 2014	700	781
South Africa (Republic of) 6.875% 2019	1,550	1,781
South Africa (Republic of) 5.50% 2020	1,000	1,039
Argentina (Republic of) 0.146% 20125,6	2,750	950
Argentina (Republic of) 7.00% 2015	650	505
Argentina (Republic of) 5.83% 20334,5,7	ARS 7,235	845
Argentina (Republic of) GDP-Linked 2035	43,865	844
Malaysian Government 3.756% 2011	MYR6,300	1,962
Malaysian Government, Series 204, 5.094% 2014	1,000	328
Egypt (Arab Republic of) 9.10% 2010	EGP1,000	176
Egypt (Arab Republic of) 8.60% 2011	4,560	803
Egypt (Arab Republic of) 8.75% 2012	3,000	525
Egypt (Arab Republic of) 6.875% 20402	$750	735
Dominican Republic 9.50% 20115	115	121
Dominican Republic 9.04% 20185	437	487
Dominican Republic 8.625% 20272,5	1,150	1,256
Thai Government 3.625% 2015	THB40,000	1,276
		155,894

ENERGY — 0.34%
Gazprom OJSC, Series 9, 6.51% 2022	$1,500	1,453
Gazprom OJSC 6.51% 20222	600	581
Gazprom OJSC 7.288% 2037	1,200	1,190
Pemex Project Funding Master Trust 6.625% 2035	1,800	1,860
Petrobras International 5.75% 2020	1,300	1,316
		6,400

MATERIALS — 0.21%
CEMEX Finance LLC 9.50% 20162	2,900	2,813
CEMEX SA 9.25% 20202	753	659
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	370	408
		3,880

UTILITIES — 0.12%
AES Panamá, SA 6.35% 20162	1,100	1,135
Enersis SA 7.375% 2014	650	732
AES Gener SA 7.50% 2014	250	275
		2,142

CONSUMER STAPLES — 0.05%
BFF International Ltd. 7.25% 20202	1,000	1,030

	Principal amount	Value
Bonds, notes & other debt instruments	(000)	(000)

TELECOMMUNICATION SERVICES — 0.04%
Orascom Telecom 7.875% 20142	850	784

FINANCIALS — 0.04%
BBVA Bancomer SA 7.25% 20202	725	717

INDUSTRIALS — 0.01%
TFM, SA de CV 9.375% 2012	100	103

Total bonds, notes & other debt instruments (cost: $155,815,000)		170,950

Short-term securities — 5.33%

KfW 0.23% due 7/23/20102	20,000	$19,998
Straight-A Funding LLC 0.37%–0.40% due 8/10–8/19/20102	20,000	19,989
Freddie Mac 0.23%–0.31% due 10/25–12/15/2010	14,545	14,533
U.S. Treasury Bills 0.11%–0.155% due 8/19–8/26/2010	13,300	13,298
Fannie Mae 0.17% due 9/8/2010	10,900	10,896
Québec (Province of) 0.27% due 9/7/20102	6,200	6,195
General Electric Co. 0.08% due 7/1/2010	5,600	5,600
Nestlé Capital Corp. 0.26% due 8/11/20102	5,000	4,998
Wal-Mart Stores Inc. 0.15% due 7/13/20102	4,400	4,400

Total short-term securities (cost: $99,907,000)		99,907

Total investment securities (cost: $1,603,176,000)		1,864,637
Other assets less liabilities		8,171

Net assets		$1,872,808

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,155,297,000, which represented 61.69% of the net assets of the fund. This amount includes $1,148,439,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $91,534,000, which represented 4.89% of the net assets of the fund.

3Security did not produce income during the last 12 months.
4Index-linked bond whose principal amount moves with a government retail price index.
5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6Coupon rate may change periodically.
7Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations

ADR = American Depositary Receipts	HUF = Hungarian forints
GDR = Global Depositary Receipts	MXN = Mexican pesos
ARS = Argentine pesos	MYR = Malaysian ringgits
BRL = Brazilian reais	PLN = Polish zloty
COP = Colombian pesos	THB = Thai baht
EGP = Egyptian pounds	TRY = Turkish liras

Blue Chip Income and Growth Fund
Investment portfolio

June 30, 2010
unaudited

Common stocks — 95.79%	Shares	Value (000)

INFORMATION TECHNOLOGY — 22.82%
Microsoft Corp.	6,060,000	$139,441
Hewlett-Packard Co.	3,088,300	133,662
Intel Corp.	5,450,000	106,002
Oracle Corp.	4,840,000	103,866
International Business Machines Corp.	830,000	102,488
Nokia Corp. (ADR)	5,500,000	44,825
Google Inc., Class A1	70,500	31,369
Texas Instruments Inc.	1,250,000	29,100
Cisco Systems, Inc.1	1,300,000	27,703
Yahoo! Inc.1	1,700,000	23,511
QUALCOMM Inc.	500,000	16,420
Linear Technology Corp.	550,000	15,296
SAP AG (ADR)	175,000	7,753
Corning Inc.	457,800	7,393
Maxim Integrated Products, Inc.	400,000	6,692
		795,521

INDUSTRIALS — 14.56%
CSX Corp.	1,020,000	50,623
United Technologies Corp.	760,000	49,332
United Parcel Service, Inc., Class B	850,000	48,356
Boeing Co.	753,522	47,284
General Electric Co.	3,100,000	44,702
Rockwell Automation	700,000	34,363
Norfolk Southern Corp.	592,800	31,448
Illinois Tool Works Inc.	650,000	26,832
Emerson Electric Co.	600,000	26,214
Union Pacific Corp.	375,000	26,066
Ingersoll-Rand PLC	600,000	20,694
Eaton Corp.	300,000	19,632
Waste Management, Inc.	600,000	18,774
Avery Dennison Corp.	550,000	17,671
Lockheed Martin Corp.	180,000	13,410
Southwest Airlines Co.	1,000,000	11,110
Pitney Bowes Inc.	485,400	10,659
Tyco International Ltd.	300,000	10,569
		507,739

HEALTH CARE — 12.11%
Merck & Co., Inc.	3,045,400	106,498
Medtronic, Inc.	1,900,000	68,913
Abbott Laboratories	1,050,000	49,119
Amgen Inc.1	875,000	46,025
Eli Lilly and Co.	900,000	30,150
AstraZeneca PLC (ADR)	600,000	28,278
Bristol-Myers Squibb Co.	1,125,000	28,058
Cardinal Health, Inc.	700,000	23,527
Pfizer Inc	1,400,000	19,964
Novartis AG (ADR)	300,000	14,496
Covidien PLC	175,000	7,031
		422,059

CONSUMER DISCRETIONARY — 9.01%
CBS Corp., Class B	4,250,000	54,953
Target Corp.	1,100,000	54,087
Lowe’s Companies, Inc.	2,300,000	46,966
Leggett & Platt, Inc.	1,500,000	30,090
Staples, Inc.	1,385,000	26,384
Harley-Davidson, Inc.	1,030,000	22,897
Carnival Corp., units	650,000	19,656
Home Depot, Inc.	620,000	17,404
McGraw-Hill Companies, Inc.	460,000	12,944
Royal Caribbean Cruises Ltd.1	500,000	11,385
Johnson Controls, Inc.	375,000	10,076
DIRECTV, Class A1	220,000	7,462
		314,304

CONSUMER STAPLES — 9.01%
Philip Morris International Inc.	1,545,000	70,823
Kraft Foods Inc., Class A	2,030,000	56,840
Kimberly-Clark Corp.	555,000	33,650
PepsiCo, Inc.	550,000	33,522
Kellogg Co.	592,000	29,777
Walgreen Co.	1,107,083	29,559
ConAgra Foods, Inc.	1,200,000	27,984
General Mills, Inc.	500,000	17,760
Lorillard, Inc.	150,000	10,797
H.J. Heinz Co.	80,000	3,458
		314,170

FINANCIALS — 8.61%
Bank of America Corp.	5,970,000	85,789
JPMorgan Chase & Co.	2,275,000	83,288
American Express Co.	1,250,000	49,625
Capital One Financial Corp.	700,000	28,210
HSBC Holdings PLC (ADR)	318,749	14,532
Moody’s Corp.	565,000	11,255
Wells Fargo & Co.	390,000	9,984
Bank of New York Mellon Corp.	295,000	7,283
Banco Santander, SA (ADR)	615,000	6,457
Regions Financial Corp.	550,000	3,619
		300,042

ENERGY — 7.54%
ConocoPhillips	2,245,000	110,207
Schlumberger Ltd.	950,000	52,573
Royal Dutch Shell PLC, Class A (ADR)	900,000	45,198
Chevron Corp.	170,000	11,536
Exxon Mobil Corp.	200,000	11,414
Spectra Energy Corp	541,700	10,872
Marathon Oil Corp.	332,700	10,344
EOG Resources, Inc.	82,000	8,066
Eni SpA (ADR)	70,000	2,559
		262,769

TELECOMMUNICATION SERVICES — 6.82%
AT&T Inc.	6,945,000	167,999
Verizon Communications Inc.	2,000,000	56,040
Qwest Communications International Inc.	2,615,000	13,729
		237,768

UTILITIES — 1.92%
Southern Co.	750,000	24,960
NextEra Energy, Inc.	400,000	19,504
FirstEnergy Corp.	370,000	13,035
Xcel Energy Inc.	250,000	5,153
Duke Energy Corp.	260,000	4,160
		66,812

MATERIALS — 0.74%
Air Products and Chemicals, Inc.	400,000	25,924

MISCELLANEOUS — 2.65%
Other common stocks in initial period of acquisition		92,272

Total common stocks (cost: $3,319,102,000)		3,339,380

Rights & warrants — 0.00%

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 20131,2,3	60,000	—

Total rights & warrants (cost: $230,000)		—

	Principal amount
Convertible securities — 0.13%	(000)

MATERIALS — 0.13%
United States Steel Corp. 4.00% convertible debenture 2014	$3,130	4,394

Total convertible securities (cost: $6,842,000)		4,394

Short-term securities — 4.31%

Freddie Mac 0.175%–0.27% due 8/4–9/13/2010	49,400	49,387
Harvard University 0.21%–0.24% due 8/9–8/17/2010	24,116	24,110
Kimberly-Clark Worldwide Inc. 0.19% due 7/19/20103	20,000	19,998
Federal Home Loan Bank 0.10%–0.19% due 7/28–8/6/2010	15,960	15,958
Wal-Mart Stores Inc.0.17% due 7/8/20103	13,948	13,947
Fannie Mae 0.16% due 8/11/2010	13,700	13,698
IBM Corp. 0.16% due 7/7/20103	13,100	13,100

Total short-term securities (cost: $150,190,000)		150,198

Total investment securities (cost: $3,476,364,000)		3,493,972
Other assets less liabilities		(7,952)

Net assets		$3,486,020

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities represented less than .01% of the net assets of the fund.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $47,045,000, which represented 1.35% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Global Growth and Income Fund
Investment portfolio

June 30, 2010
  unaudited

Common stocks — 90.14%	Shares	Value (000)

FINANCIALS — 16.49%
Industrial and Commercial Bank of China Ltd., Class H1	45,432,000	$32,989
Australia and New Zealand Banking Group Ltd.1	1,676,151	30,090
JPMorgan Chase & Co.	643,200	23,548
HSBC Holdings PLC (Hong Kong)1	1,020,000	9,344
HSBC Holdings PLC (ADR)	200,000	9,118
Marsh & McLennan Companies, Inc.	800,000	18,040
Prudential PLC1	2,213,353	16,589
Macquarie Group Ltd.1	500,000	15,387
Macquarie International Infrastructure Fund Ltd.1	36,200,164	12,470
Absa Group Ltd.1	760,000	11,955
PNC Financial Services Group, Inc.	198,704	11,227
China Life Insurance Co. Ltd., Class H1	2,297,000	10,091
Bank of America Corp.	700,000	10,059
Fairfax Financial Holdings Ltd.	27,000	9,888
Berkshire Hathaway Inc., Class B2	124,000	9,882
People’s United Financial, Inc.	701,000	9,463
Bank of Nova Scotia	200,000	9,215
AXA SA1	583,935	8,856
Hospitality Properties Trust	375,000	7,912
Synovus Financial Corp.	2,700,000	6,858
BNP Paribas SA1	119,999	6,407
Toronto-Dominion Bank	80,000	5,184
Longfor Properties Co. Ltd.1	4,923,500	4,926
Citigroup Inc.2	1,000,000	3,760
Hang Seng Bank Ltd.1	250,000	3,340
UBS AG1,2	248,500	3,294
Indiabulls Real Estate Ltd.1,2	980,000	3,271
Banco Santander, SA1	303,296	3,187
ING Groep NV, depository receipts1,2	371,426	2,758
First Southern Bancorp, Inc.1,2,3	122,265	2,580
Itaú Unibanco Holding SA, preferred nominative (ADR)	137,500	2,476
Bank of China Ltd., Class H1	4,400,000	2,220
National Bank of Greece SA1,2	5,175	56
		316,440

INFORMATION TECHNOLOGY — 10.71%
Microsoft Corp.	2,030,000	46,710
Nintendo Co., Ltd.1	93,000	27,091
International Business Machines Corp.	200,000	24,696
Google Inc., Class A2	46,750	20,802
MediaTek Inc.1	1,109,500	15,474
Samsung Electronics Co. Ltd.1	17,200	10,800
HTC Corp.1	660,230	8,759
Canon, Inc.1	225,000	8,389
KLA-Tencor Corp.	300,000	8,364
Automatic Data Processing, Inc.	205,000	8,253
Cisco Systems, Inc.2	375,000	7,991
Apple Inc.2	20,000	5,031
Oracle Corp.	200,000	4,292
Avago Technologies Ltd.2	190,000	4,001
Tyco Electronics Ltd.	100,000	2,538
Yahoo! Inc.2	165,750	2,292
		205,483

CONSUMER STAPLES — 10.68%
Anheuser-Busch InBev NV1	719,000	34,536
Kraft Foods Inc., Class A	1,048,000	29,344
British American Tobacco PLC1	850,000	26,915
Unilever NV, depository receipts1	705,000	19,222
Tesco PLC1	3,303,000	18,598
C&C Group PLC1	4,054,794	15,950
Coca-Cola Amatil Ltd.1	1,112,352	11,140
Pernod Ricard SA1	112,200	8,679
Coca-Cola Co.	143,000	7,167
Sysco Corp.	250,000	7,143
Procter & Gamble Co.	100,000	5,998
Philip Morris International Inc.	130,000	5,959
Beiersdorf AG1	95,000	5,222
Avon Products, Inc.	133,000	3,525
SABMiller PLC1	100,000	2,777
Colgate-Palmolive Co.	35,000	2,757
		204,932

MATERIALS — 10.14%
Newmont Mining Corp.	800,000	49,392
Barrick Gold Corp.	890,000	40,415
Yamana Gold Inc.	3,000,000	30,773
United States Steel Corp.	350,000	13,492
Nucor Corp.	320,000	12,249
CRH PLC1	427,390	8,946
Impala Platinum Holdings Ltd.1	316,648	7,340
BHP Billiton PLC (ADR)	140,000	7,202
Gold Fields Ltd.1	500,000	6,733
Monsanto Co.	145,000	6,702
Air Products and Chemicals, Inc.	58,000	3,759
Rio Tinto PLC1	80,000	3,501
Praxair, Inc.	30,000	2,280
Potash Corp. of Saskatchewan Inc.	20,000	1,725
		194,509

TELECOMMUNICATION SERVICES — 9.57%
Koninklijke KPN NV1	2,432,000	31,054
Telefónica, SA1	1,640,000	30,285
AT&T Inc.	1,125,000	27,214
Verizon Communications Inc.	875,000	24,518
China Telecom Corp. Ltd., Class H1	29,460,000	14,065
KDDI Corp.1	2,790	13,253
SOFTBANK CORP.1	413,000	10,916
TalkTalk Telecom Group PLC1,2	5,691,100	10,518
Bell Aliant Regional Communications Income Fund	380,000	9,077
Partner Communications Co. Ltd.1	365,000	5,612
América Móvil, SAB de CV, Series L (ADR)	80,000	3,800
Telefónica 02 Czech Republic, AS1	165,000	3,208
		183,520

INDUSTRIALS — 9.09%
Joy Global Inc.	400,000	20,036
Schneider Electric SA1	166,274	16,830
Lockheed Martin Corp.	200,000	14,900
General Electric Co.	1,000,000	14,420
Geberit AG1	85,000	13,181
Emerson Electric Co.	290,000	12,670
Waste Management, Inc.	340,000	10,639
Tyco International Ltd.	300,000	10,569
United Technologies Corp.	140,000	9,088
Cobham PLC1	2,730,000	8,605
Vallourec SA1	50,000	8,537
Rickmers Maritime1,4	27,420,000	7,124
Boeing Co.	100,000	6,275
Siemens AG1	46,500	4,161
Finmeccanica SpA1	382,583	3,970
URS Corp.2	99,000	3,896
Capita Group PLC1	342,000	3,752
Caterpillar Inc.	60,000	3,604
Ryanair Holdings PLC (ADR)2	76,200	2,064
		174,321

HEALTH CARE — 7.91%
Merck & Co., Inc.	1,407,000	49,203
Eli Lilly and Co.	650,000	21,775
UCB SA1	500,000	15,665
Johnson & Johnson	202,000	11,930
Novo Nordisk A/S, Class B1	140,000	11,293
Roche Holding AG1	75,850	10,416
CSL Ltd.1	250,000	6,818
Sonic Healthcare Ltd.1	750,000	6,533
Abbott Laboratories	130,000	6,082
Smith & Nephew PLC1	588,000	5,536
Bayer AG1	62,500	3,487
Novartis AG1	60,000	2,911
		151,649

CONSUMER DISCRETIONARY — 7.12%
Virgin Media Inc.2	2,015,000	33,630
McDonald’s Corp.	290,000	19,102
Carnival Corp., units	600,000	18,144
Home Depot, Inc.	480,000	13,474
Saks Inc.2	1,200,000	9,108
Toyota Motor Corp.1	246,000	8,460
Carphone Warehouse Group PLC1,2	2,845,550	7,933
Honda Motor Co., Ltd.1	218,000	6,331
Time Warner Inc.	180,500	5,218
Esprit Holdings Ltd.1	911,899	4,918
H & M Hennes & Mauritz AB, Class B1	147,610	4,059
adidas AG1	82,700	3,992
Amazon.com, Inc.2	20,000	2,185
		136,554

ENERGY — 4.22%
TOTAL SA1	395,000	17,579
Baker Hughes Inc.	350,000	14,549
Royal Dutch Shell PLC, Class A (ADR)	129,000	6,478
Royal Dutch Shell PLC, Class B (ADR)	125,000	6,035
Cenovus Energy Inc.	392,000	10,090
Saipem SpA, Class S1	271,800	8,260
Tenaris SA (ADR)	141,000	4,880
Reliance Industries Ltd.1	176,000	4,101
EnCana Corp.	132,000	3,998
Chevron Corp.	50,000	3,393
Diamond Offshore Drilling, Inc.	27,000	1,679
		81,042

UTILITIES — 4.21%
Hongkong Electric Holdings Ltd.1	3,470,000	20,653
Duke Energy Corp.	812,200	12,995
GDF SUEZ1	428,800	12,132
SUEZ Environnement Co.1	701,026	11,549
Snam Rete Gas SpA1	1,750,000	6,957
DUET Group1	4,418,377	5,969
Exelon Corp.	150,000	5,696
E.ON AG1	110,000	2,961
RRI Energy, Inc.2	500,000	1,895
		80,807

Total common stocks (cost: $1,823,397,000)		1,729,257

Preferred stocks — 0.11%

FINANCIALS — 0.11%
Resona Preferred Global Securities (Cayman) Ltd. 7.191%5,6	2,355,000	2,169

Total preferred stocks (cost: $1,103,000)		2,169

	Shares or
Convertible securities — 0.55%	principal amount

MATERIALS — 0.54%
Alcoa Inc. 5.25% convertible notes 2014	$6,000,000	10,275

FINANCIALS — 0.01%
First Southern Bancorp, Inc., Series C, convertible preferred1,2,3	209	209

Total convertible securities (cost: $6,209,000)		10,484

	Principal amount
Bonds, notes & other debt instruments — 2.35%	(000)

CONSUMER DISCRETIONARY — 1.05%
Virgin Media Finance PLC, Series 1, 9.50% 2016	$5,000	5,307
Virgin Media Inc. 6.50% 20185	9,000	8,887
Royal Caribbean Cruises Ltd. 11.875% 2015	5,100	5,891
		20,085

FINANCIALS — 0.52%
Zions Bancorporation 5.65% 2014	1,310	1,205
Zions Bancorporation 5.50% 2015	5,880	5,313
Zions Bancorporation 6.00% 2015	3,955	3,589
		10,107

TELECOMMUNICATION SERVICES — 0.48%
Digicel Group Ltd. 12.00% 20145	8,225	9,243

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.22%
Brazil (Federal Republic of) 10.00% 2017	BRL8,500	4,263

INFORMATION TECHNOLOGY — 0.08%
NXP BV and NXP Funding LLC 3.053% 20136	$1,750	1,503

Total bonds, notes & other debt instruments (cost: $38,604,000)		45,201

Short-term securities — 6.76%

Bank of Nova Scotia 0.20% due 7/28/2010	28,600	28,595
Fannie Mae due 0.15%–0.20% due 7/6–9/15/2010	22,700	22,694
General Electric Co. 0.08% due 7/1/2010	21,400	21,400
NetJets Inc. 0.05% due 7/1/20105	17,300	17,300
KfW 0.23% due 7/23/20105	10,000	9,999
Nestlé Capital Corp. 0.26% due 8/11/20105	10,000	9,997
Freddie Mac 0.22%–0.31% due 11/17–12/15/2010	8,600	8,592
Straight-A Funding LLC 0.40% due 8/10/20105	7,700	7,696
International Bank for Reconstruction and Development 0.35% due 8/20/2010	3,400	3,399

Total short-term securities (cost: $129,670,000)		129,672

Total investment securities (cost: $1,998,983,000)		1,916,783
Other assets less liabilities		1,679

Net assets		$1,918,462

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $793,675,000, which represented 41.37% of the net assets of the fund. This amount includes $790,886,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.
3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets

First Southern Bancorp, Inc.	12/17/2009	$2,580	$2,580	.14%
First Southern Bancorp, Inc., Series C, convertible preferred	12/1720/09	209	209	.01

Total restricted securities		$2,789	$2,789	.15%

4Represents an affiliated company as defined under the Investment Company Act of 1940.

5Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $65,291,000, which represented 3.40% of the net assets of the fund.

6Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts
BRL = Brazilian reais

Growth-Income Fund
Investment portfolio

June 30, 2010
  unaudited

Common stocks — 93.62%	Shares	Value (000)

INFORMATION TECHNOLOGY — 23.98%
Oracle Corp.	29,917,500	$642,030
Microsoft Corp.	27,720,100	637,840
Google Inc., Class A1	1,178,800	524,507
Hewlett-Packard Co.	9,435,000	408,347
Yahoo! Inc.1	24,371,300	337,055
Intel Corp.	16,511,900	321,156
Cisco Systems, Inc.1	11,600,000	247,196
International Business Machines Corp.	1,910,000	235,847
Corning Inc.	12,000,000	193,800
Flextronics International Ltd.1	26,979,700	151,086
MasterCard Inc., Class A	750,000	149,647
Accenture PLC, Class A	3,475,000	134,309
SAP AG2	1,780,000	79,064
SAP AG (ADR)	920,000	40,756
QUALCOMM Inc.	3,150,000	103,446
Linear Technology Corp.	3,500,000	97,335
Xilinx, Inc.	3,844,100	97,102
Dell Inc.1	6,050,000	72,963
Nokia Corp.2	8,905,000	72,712
Rovi Corp.1	1,736,700	65,838
Texas Instruments Inc.	2,625,000	61,110
McAfee, Inc.1	1,920,000	58,982
Paychex, Inc.	2,025,141	52,593
NVIDIA Corp.1	4,800,000	49,008
Analog Devices, Inc.	1,750,000	48,755
Maxim Integrated Products, Inc.	2,700,000	45,171
HOYA CORP.2	2,000,000	42,468
CoreLogic, Inc.	2,251,680	39,765
Automatic Data Processing, Inc.	955,000	38,448
KLA-Tencor Corp.	1,350,000	37,638
Autodesk, Inc.1	1,400,000	34,104
Applied Materials, Inc.	2,200,000	26,444
Advanced Micro Devices, Inc.1	2,000,000	14,640
Canon, Inc.2	300,000	11,185
Motorola, Inc.1	1,362,500	8,883
Comverse Technology, Inc.1	970,000	7,566
Western Union Co.	400,000	5,964
		5,194,760

INDUSTRIALS — 13.74%
CSX Corp.	6,172,023	306,318
Union Pacific Corp.	4,208,200	292,512
United Technologies Corp.	4,075,000	264,508
Precision Castparts Corp.	2,065,000	212,530
3M Co.	2,401,000	189,655
Norfolk Southern Corp.	3,565,300	189,139
United Parcel Service, Inc., Class B	3,150,000	179,204
General Dynamics Corp.	2,707,000	158,522
General Electric Co.	10,500,000	151,410
Avery Dennison Corp.	3,955,000	127,074
Southwest Airlines Co.	10,945,000	121,599
Boeing Co.	1,700,000	106,675
Emerson Electric Co.	2,400,000	104,856
Rockwell Automation	1,900,000	93,271
Lockheed Martin Corp.	1,250,000	93,125
SGS SA2	60,000	80,783
Waste Management, Inc.	2,150,000	67,273
Ingersoll-Rand PLC	1,900,000	65,531
Eaton Corp.	800,000	52,352
Tyco International Ltd.	1,000,000	35,230
Pitney Bowes Inc.	1,552,200	34,086
Continental Airlines, Inc., Class B1	989,200	21,762
Alstom SA2	435,000	19,616
AMR Corp.1	1,500,000	10,170
		2,977,201

CONSUMER DISCRETIONARY — 10.53%
Time Warner Inc.	8,566,667	247,662
Best Buy Co., Inc.	6,650,000	225,169
DIRECTV, Class A1	6,295,000	213,526
News Corp., Class A	14,500,200	173,422
Target Corp.	3,350,000	164,720
Time Warner Cable Inc.	3,138,516	163,454
Apollo Group, Inc., Class A1	3,350,000	142,275
Royal Caribbean Cruises Ltd.1	4,805,000	109,410
McDonald’s Corp.	1,400,000	92,218
Home Depot, Inc.	3,250,000	91,228
Staples, Inc.	4,600,000	87,630
Mattel, Inc.	4,000,000	84,640
Fiat SpA2	6,000,000	61,751
VF Corp.	800,000	56,944
Lowe’s Companies, Inc.	2,500,000	51,050
D.R. Horton, Inc.	5,000,000	49,150
Comcast Corp., Class A	1,800,000	31,266
Comcast Corp., Class A, special nonvoting shares	1,000,000	16,430
Harley-Davidson, Inc.	1,950,000	43,348
Carnival Corp., units	1,200,000	36,288
Toyota Motor Corp.2	900,000	30,950
Golden Eagle Retail Group Ltd.2	14,443,000	30,191
Kohl’s Corp.1	600,000	28,500
Magna International Inc., Class A	347,600	22,928
SEGA SAMMY HOLDINGS INC.2	1,450,000	20,757
Harman International Industries, Inc.1	185,000	5,530
		2,280,437

HEALTH CARE — 9.41%
Merck & Co., Inc.	11,690,361	408,812
Abbott Laboratories	5,380,000	251,676
Boston Scientific Corp.1	27,420,000	159,036
Biogen Idec Inc.1	2,693,500	127,807
Medtronic, Inc.	3,365,000	122,049
Roche Holding AG2	665,000	91,320
Beckman Coulter, Inc.	1,510,000	91,038
UnitedHealth Group Inc.	3,000,000	85,200
Cardinal Health, Inc.	2,400,000	80,664
Hologic, Inc.1	5,661,300	78,862
Medco Health Solutions, Inc.1	1,400,000	77,112
Johnson & Johnson	1,225,000	72,348
Novartis AG (ADR)	1,300,000	62,816
Amgen Inc.1	1,084,700	57,055
CIGNA Corp.	1,741,600	54,094
Aetna Inc.	2,000,000	52,760
Pfizer Inc	3,460,000	49,340
Teva Pharmaceutical Industries Ltd. (ADR)	515,000	26,775
ResMed Inc.1	400,000	24,324
Covidien PLC	531,250	21,346
Thermo Fisher Scientific Inc.1	390,000	19,129
McKesson Corp.	200,700	13,479
Myriad Genetics, Inc.1	711,800	10,641
		2,037,683

ENERGY — 8.72%
ConocoPhillips	7,003,000	343,777
Royal Dutch Shell PLC, Class A (ADR)	3,835,000	192,594
Royal Dutch Shell PLC, Class B (ADR)	1,652,391	79,777
Royal Dutch Shell PLC, Class B2	139,816	3,385
Schlumberger Ltd.	4,135,000	228,831
Baker Hughes Inc.	4,314,700	179,362
Chevron Corp.	2,603,200	176,653
Apache Corp.	1,367,000	115,088
Devon Energy Corp.	1,693,000	103,138
Marathon Oil Corp.	2,655,000	82,544
Canadian Natural Resources, Ltd.	2,040,000	67,703
China National Offshore Oil Corp.2	35,000,000	59,665
EOG Resources, Inc.	535,000	52,628
Diamond Offshore Drilling, Inc.	750,000	46,642
Eni SpA2	2,250,000	41,304
Woodside Petroleum Ltd.2	1,155,000	40,285
Halliburton Co.	780,000	19,149
BP PLC2	3,864,409	18,560
Exxon Mobil Corp.	250,000	14,267
Cameco Corp.	660,600	14,058
Spectra Energy Corp	332,500	6,673
OAO Gazprom (ADR)2	142,100	2,673
		1,888,756

FINANCIALS — 8.45%
Bank of America Corp.	15,841,452	227,642
Capital One Financial Corp.	5,000,000	201,500
JPMorgan Chase & Co.	5,262,900	192,675
HSBC Holdings PLC (Hong Kong)2	8,105,309	74,252
HSBC Holdings PLC (ADR)	1,538,570	70,143
State Street Corp.	3,470,700	117,379
Marsh & McLennan Companies, Inc.	5,175,000	116,696
Citigroup Inc.1	30,000,000	112,800
Moody’s Corp.	5,167,300	102,933
Arthur J. Gallagher & Co.	2,925,000	71,312
SunTrust Banks, Inc.	2,640,000	61,512
Credit Suisse Group AG2	1,570,000	59,007
Bank of New York Mellon Corp.	2,263,405	55,883
Banco Santander, SA2	5,239,010	55,051
Hudson City Bancorp, Inc.	4,000,000	48,960
Northern Trust Corp.	860,000	40,162
Industrial and Commercial Bank of China Ltd., Class H2	54,083,000	39,270
Wells Fargo & Co.	1,500,000	38,400
Bank of China Ltd., Class H2	71,260,000	35,950
Chimera Investment Corp.	8,000,000	28,880
First American Financial Corp.	2,251,680	28,551
Allstate Corp.	635,000	18,244
UBS AG1,2	1,343,666	17,811
XL Group PLC	662,440	10,606
Radian Group Inc.	496,742	3,596
Indiabulls Real Estate Ltd. (GDR)1,2	387,915	1,295
Washington Mutual, Inc.1	1,371,429	226
		1,830,736

CONSUMER STAPLES — 7.60%
PepsiCo, Inc.	5,318,419	324,158
Philip Morris International Inc.	7,069,500	324,066
Molson Coors Brewing Co., Class B	5,076,200	215,028
Kraft Foods Inc., Class A	6,000,000	168,000
CVS/Caremark Corp.	5,500,000	161,260
Colgate-Palmolive Co.	1,458,123	114,842
Avon Products, Inc.	3,305,000	87,582
Asahi Breweries, Ltd.2	4,300,000	72,686
Wal-Mart Stores, Inc.	1,000,000	48,070
Kellogg Co.	590,000	29,677
Altria Group, Inc.	1,475,000	29,559
Lorillard, Inc.	384,000	27,640
Walgreen Co.	1,000,000	26,700
Kimberly-Clark Corp.	280,000	16,976
		1,646,244

MATERIALS — 4.51%
Air Products and Chemicals, Inc.	3,657,909	237,069
Monsanto Co.	4,852,000	224,260
ArcelorMittal2	2,540,000	67,554
Ecolab Inc.	1,500,000	67,365
Freeport-McMoRan Copper & Gold Inc.	1,100,000	65,043
Barrick Gold Corp.	1,425,000	64,709
Sealed Air Corp.	3,200,000	63,104
SSAB Svenskt Stål AB, Class A2	3,276,684	43,918
Praxair, Inc.	499,624	37,966
Salzgitter AG2	511,743	30,499
United States Steel Corp.	769,000	29,645
Celanese Corp., Series A	1,075,000	26,778
Akzo Nobel NV2	247,000	12,777
MeadWestvaco Corp.	258,200	5,732
Weyerhaeuser Co.	34,600	1,218
		977,637

TELECOMMUNICATION SERVICES — 3.95%
AT&T Inc.	16,310,000	394,539
Telephone and Data Systems, Inc.	2,268,200	68,931
Telephone and Data Systems, Inc., special common shares	2,277,900	60,455
Qwest Communications International Inc.	20,710,200	108,728
CenturyLink, Inc.	2,048,775	68,245
Verizon Communications Inc.	2,350,000	65,847
América Móvil, SAB de CV, Series L (ADR)	775,000	36,812
Turkcell Iletisim Hizmetleri AS2	6,020,000	31,143
Sprint Nextel Corp., Series 11	4,795,000	20,331
		855,031

UTILITIES — 1.57%
Dominion Resources, Inc.	2,500,000	96,850
Scottish and Southern Energy PLC2	4,265,000	70,704
Public Service Enterprise Group Inc.	1,785,000	55,924
Exelon Corp.	1,435,000	54,487
FirstEnergy Corp.	1,430,000	50,379
Duke Energy Corp.	665,000	10,640
American Electric Power Co., Inc.	67,900	2,193
		341,177

MISCELLANEOUS — 1.16%
Other common stocks in initial period of acquisition		250,981

Total common stocks (cost: $19,659,407,000)		20,280,643

Preferred stocks — 0.20%

FINANCIALS — 0.20%
JPMorgan Chase & Co., Series I, 7.90%3	29,049,000	30,039
Wells Fargo & Co., Series K, 7.98%3	9,530,000	9,864
Wachovia Capital Trust III 5.80%3	4,345,000	3,498

Total preferred stocks (cost: $39,985,000)		43,401

Rights & warrants — 0.00%

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 20131,2	1,600,000	—

Total rights & warrants (cost: $6,131,000)		—

	Shares or
Convertible securities — 0.48%	principal amount

FINANCIALS — 0.36%
Citigroup Inc. 7.50% convertible preferred 2012	526,000	59,438
SLM Corp., Series C, 7.25% convertible preferred 2010	33,900	19,408
		78,846

INDUSTRIALS — 0.12%
AMR Corp. 6.25% convertible notes 2014	$14,250,000	13,644
Continental Airlines, Inc. 4.50% convertible debentures 2015	$9,000,000	11,723
		25,367

Total convertible securities (cost: $90,754,000)		104,213

	Principal amount	Value
Bonds, notes & other debt instruments — 0.01%	(000)	(000)

FINANCIALS — 0.01%
Bank of America Corp. 4.25% 2010	$310	$312
Bank of America Corp. 4.375% 2010	2,085	2,113

Total bonds, notes & other debt instruments (cost: $2,337,000)		2,425

Short-term securities — 6.04%

Fannie Mae 0.15%–0.55% due 7/20/2010–1/18/2011	434,098	433,927
Freddie Mac 0.15%–0.33% due 8/11–12/21/2010	295,300	295,136
General Electric Co. 0.08% due 7/1/2010	60,000	60,000
General Electric Capital Services, Inc. 0.31% due 7/12/2010	50,000	49,995
U.S. Treasury Bills 0.155%–0.28% due 7/15–10/14/2010	103,900	103,874
Straight-A Funding LLC 0.25%-0.40% due 7/8–8/24/20104	98,929	98,893
Jupiter Securitization Co., LLC 0.32%–0.46% due 7/22–8/17/20104	61,808	61,779
Procter & Gamble International Funding S.C.A. 0.16%–0.23% due 7/2–7/21/20104	53,900	53,898
Federal Home Loan Bank 0.175% due 7/14/2010	50,000	49,996
Emerson Electric Co. 0.21% due 7/21/20104	44,100	44,094
Private Export Funding Corp. 0.27% due 7/12/20104	41,850	41,846
Merck & Co. Inc. 0.18%–0.27% due 8/2–8/3/20104	15,126	15,124

Total short-term securities (cost: $1,308,459,000)		1,308,562

Total investment securities (cost: $21,107,073,000)		21,739,244
Other assets less liabilities		(75,342)

Net assets		$21,663,902

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,376,332,000, which represented 6.35% of the net assets of the fund. This amount includes $1,375,037,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Coupon rate may change periodically.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $315,634,000, which represented 1.46% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

International Growth and Income Fund
Investment portfolio

June 30, 2010
unaudited

Common stocks — 87.43%	Shares	Value (000)

FINANCIALS — 20.45%
Banco Santander, SA1	569,700	$5,986
Aviva PLC1	652,000	3,030
Prudential PLC1	395,251	2,963
Bank of China Ltd., Class H1	4,580,000	2,311
China Construction Bank Corp., Class H1	2,789,000	2,244
Barclays PLC1	490,000	1,943
Société Générale1	46,123	1,876
Bank of Cyprus PCL1	416,134	1,668
Woori Finance Holdings Co., Ltd.1	72,550	854
CapitaMall Trust, units1	650,000	846
Erste Bank der oesterreichischen Sparkassen AG1	24,629	784
UBS AG1,2	50,489	669
Raiffeisen International Bank-Holding AG1,2	17,000	648
Deutsche Börse AG1	10,300	626
PT Bank Rakyat Indonesia (Persero) Tbk1	591,000	597
HDFC Bank Ltd.1	13,950	574
Itaú Unibanco Holding SA, preferred nominative	30,250	545
Deutsche Bank AG1	9,000	509
Japan Real Estate Investment Corp.1	61	498
CapitaMalls Asia Ltd.1	331,000	493
Vienna Insurance Group1	11,300	471
Industrial and Commercial Bank of China Ltd., Class H1	453,000	329
Admiral Group PLC1	14,607	305
Credit Suisse Group AG1	2,800	105
Unibail-Rodamco SE, non-registered shares1	600	97
Sberbank (Savings Bank of the Russian Federation) (GDR)1	300	75
		31,046

INFORMATION TECHNOLOGY — 15.42%
Compal Electronics, Inc.1	3,535,000	4,214
Nintendo Co., Ltd.1	12,100	3,525
MediaTek Inc.1	185,000	2,580
Acer Inc.1	1,037,120	2,405
Quanta Computer Inc.1	1,161,340	2,099
Wistron Corp.1	1,323,216	1,942
Autonomy Corp. PLC1,2	69,000	1,862
Hynix Semiconductor Inc.1,2	50,000	1,014
NetEase.com, Inc. (ADR)2	28,500	904
Redecard SA, ordinary nominative	60,160	850
Delta Electronics, Inc.1	202,760	649
HTC Corp.1	42,000	557
Taiwan Semiconductor Manufacturing Co. Ltd.1	204,014	381
Cielo SA, ordinary nominative	32,500	274
Konica Minolta Holdings, Inc.1	17,000	164
		23,420

CONSUMER STAPLES — 10.22%
Philip Morris International Inc.	108,040	4,953
Nestlé SA1	46,800	2,258
Anheuser-Busch InBev NV1	39,020	1,874
Wilmar International Ltd.1	410,000	1,678
British American Tobacco PLC1	51,000	1,615
Foster’s Group Ltd.1	315,000	1,490
Grupo Modelo, SAB de CV, Series C	172,700	853
Pernod Ricard SA1	8,195	634
Danone SA1	2,964	158
		15,513

CONSUMER DISCRETIONARY — 7.75%
Daimler AG1,2	87,760	4,444
Virgin Media Inc.2	116,300	1,941
Esprit Holdings Ltd.1	164,537	887
TUI Travel PLC1	221,500	687
Fiat SpA1	66,700	687
Honda Motor Co., Ltd.1	23,500	683
Toyota Motor Corp.1	19,100	657
Peugeot SA1,2	18,250	461
Industria de Diseño Textil, SA1	7,150	406
adidas AG1	8,000	386
Li & Fung Ltd.1	50,000	224
Marks and Spencer Group PLC1	37,400	184
OPAP SA1	9,513	118
		11,765

TELECOMMUNICATION SERVICES — 7.04%
América Móvil, SAB de CV, Series L (ADR)	51,000	2,422
BCE Inc.	40,360	1,178
Telekom Austria AG, non-registered shares1	101,927	1,133
Millicom International Cellular SA	13,300	1,078
Turkcell Iletisim Hizmetleri AS1	155,000	802
Türk Telekomünikasyon AS, Class D1	252,400	800
Advanced Info Service PCL1	230,000	614
Taiwan Mobile Co., Ltd.1	266,000	542
Telefónica, SA1	27,800	513
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	562,000	474
Philippine Long Distance Telephone Co.1	8,300	426
Maxis Bhd.1	241,200	393
Chunghwa Telecom Co., Ltd.1	160,000	317
		10,692

HEALTH CARE — 6.20%
Bayer AG1	63,330	3,534
Novartis AG1	61,225	2,970
Teva Pharmaceutical Industries Ltd. (ADR)	15,850	824
Cochlear Ltd.1	10,190	635
Sonic Healthcare Ltd.1	54,175	472
Grifols, SA1	36,120	369
UCB SA1	11,400	357
Orion Oyj, Class B1	13,759	257
		9,418

MATERIALS — 5.97%
ArcelorMittal1	112,200	2,984
Linde AG1	10,230	1,074
Syngenta AG1	4,060	937
CRH PLC1	37,043	776
Koninklijke DSM NV1	15,500	616
Akzo Nobel NV1	11,800	610
Impala Platinum Holdings Ltd.1	21,300	494
Amcor Ltd.1	86,100	459
Givaudan SA1	397	336
Rio Tinto PLC1	7,414	324
Israel Chemicals Ltd.1	27,200	284
Ambuja Cements Ltd.1	68,000	166
		9,060

UTILITIES — 5.89%
GDF SUEZ1	124,250	3,515
Scottish and Southern Energy PLC1	204,200	3,385
CEZ, a s1	34,385	1,412
Hongkong Electric Holdings Ltd.1	106,000	631
		8,943

INDUSTRIALS — 5.68%
BAE Systems PLC1	751,350	3,491
Legrand SA1	83,972	2,474
AB Volvo, Class B1,2	121,892	1,340
Sandvik AB1	35,522	432
Embraer — Empresa Brasileira de Aeronáutica SA, ordinary nominative	72,000	370
Schneider Electric SA1	3,614	366
Geberit AG1	1,000	155
		8,628

ENERGY — 2.17%
BP PLC1	183,600	882
OAO Gazprom (ADR)1	45,900	863
Woodside Petroleum Ltd.1	21,679	756
China National Offshore Oil Corp.1	340,000	580
Eni SpA1	11,550	212
		3,293

MISCELLANEOUS — 0.64%
Other common stocks in initial period of acquisition		967

Total common stocks (cost: $139,887,000)		132,745

Preferred stocks — 0.48%

FINANCIALS — 0.48%
Barclays Bank PLC 6.86%3,4	355,000	289
Barclays Bank PLC, Series RCI, 14.00%4	100,000	187
Mizuho Capital Investment (USD) 2 Ltd. 14.95%3,4	200,000	247

Total preferred stocks (cost: $671,000)		723

	Principal amount
Bonds, notes & other debt instruments — 3.41%	(000)

FINANCIALS — 1.35%
AXA SA 6.463% (undated)3,4	$1,275	1,006
Westfield Group 5.40% 20123	295	313
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20143	40	42
Westfield Group 5.70% 20163	10	11
Westfield Group 7.125% 20183	335	378
HBOS PLC 6.75% 20183	315	295
		2,045

CONSUMER DISCRETIONARY — 0.64%
Virgin Media Finance PLC, Series 1, 9.50% 2016	925	982

TELECOMMUNICATION SERVICES — 0.55%
MTS International Funding Ltd. 8.625% 20203	800	832

HEALTH CARE — 0.48%
Elan Finance PLC and Elan Finance Corp. 8.75% 20163	745	727

ENERGY — 0.39%
Gazprom OJSC, Series 9, 6.51% 2022	270	261
Gazprom OJSC 7.288% 2037	290	288
Husky Energy Inc. 5.90% 2014	20	23
Husky Energy Inc. 7.25% 2019	15	18
		590

Total bond, notes & other debt instruments (cost: $4,912,000)		5,176

Short-term securities — 6.91%

Federal Home Loan Bank 0.185%–0.19% due 7/2–9/29/2010	5,500	5,499
Commonwealth Bank of Australia 0.15% due 7/6/20103	2,000	2,000
Wal-Mart Stores Inc. 0.17% due 7/12/20103	2,000	2,000
Walt Disney Co. 0.19% due 7/19/20103	1,000	1,000

Total short-term securities (cost: $10,499,000)		10,499

Total investment securities (cost: $155,969,000)		149,143
Other assets less liabilities		2,681

Net assets		$151,824

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $116,094,000, which represented 76.47% of the net assets of the fund. This amount includes $116,019,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $9,140,000, which represented 6.02% of the net assets of the fund.

4Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Asset Allocation Fund
Investment portfolio

June 30, 2010
 unaudited

Common stocks — 70.54%	Shares	Value (000)

INFORMATION TECHNOLOGY — 12.45%
Oracle Corp.	7,560,000	$162,238
Hewlett-Packard Co.	3,230,000	139,794
International Business Machines Corp.	980,000	121,010
Corning Inc.	7,100,000	114,665
Microsoft Corp.	4,700,000	108,147
Apple Inc.1	380,000	95,582
Cisco Systems, Inc.1	4,410,000	93,977
Google Inc., Class A1	200,000	88,990
Texas Instruments Inc.	2,500,000	58,200
Xilinx, Inc.	2,000,000	50,520
KLA-Tencor Corp.	1,450,000	40,426
Paychex, Inc.	1,519,140	39,452
Yahoo! Inc.1	2,500,000	34,575
		1,147,576

FINANCIALS — 9.81%
ACE Ltd.	2,320,000	119,434
Wells Fargo & Co.	3,200,000	81,920
Moody’s Corp.	3,900,000	77,688
T. Rowe Price Group, Inc.	1,700,000	75,463
JPMorgan Chase & Co.	2,000,000	73,220
Marsh & McLennan Companies, Inc.	2,940,000	66,297
Allstate Corp.	2,000,000	57,460
Progressive Corp.	2,950,000	55,224
Bank of Montreal	1,000,000	54,280
Nomura Holdings, Inc.2	8,750,000	47,901
Aon Corp.	1,270,000	47,142
Ping An Insurance (Group) Co. of China, Ltd., Class H2	4,600,000	38,013
People’s United Financial, Inc.	2,500,000	33,750
China Life Insurance Co. Ltd., Class H2	7,100,000	31,191
First Horizon National Corp.1	2,300,000	26,335
Home BancShares, Inc.	660,000	15,055
Citigroup Inc.1	767,307	2,885
Bank of America Corp.	33,396	480
		903,738

MATERIALS — 9.74%
BHP Billiton Ltd.2	4,340,000	134,973
Monsanto Co.	2,640,000	122,021
Sigma-Aldrich Corp.	1,920,000	95,674
Newmont Mining Corp.	1,500,000	92,610
Rio Tinto PLC2	1,681,753	73,593
FMC Corp.	1,250,000	71,787
Martin Marietta Materials, Inc.	840,000	71,240
Dow Chemical Co.	3,000,000	71,160
Nucor Corp.	1,400,000	53,592
Praxair, Inc.	700,000	53,193
Barrick Gold Corp.	660,000	29,971
OCI Co. Ltd.2	140,000	28,231
		898,045

HEALTH CARE — 9.33%
Abbott Laboratories	2,790,000	130,516
Johnson & Johnson	2,060,000	121,664
Amgen Inc.1	2,050,000	107,830
Cardinal Health, Inc.	2,901,424	97,517
Zimmer Holdings, Inc.1	1,250,000	67,562
Eli Lilly and Co.	2,000,000	67,000
UnitedHealth Group Inc.	2,000,000	56,800
Gilead Sciences, Inc.1	1,500,000	51,420
Bristol-Myers Squibb Co.	2,000,000	49,880
Medtronic, Inc.	1,250,000	45,337
Aetna Inc.	1,394,000	36,774
Roche Holding AG2	200,000	27,465
		859,765

INDUSTRIALS — 7.50%
Boeing Co.	2,250,000	141,188
Deere & Co.	1,100,000	61,248
Tyco International Ltd.	1,600,000	56,368
Lockheed Martin Corp.	750,000	55,875
IDEX Corp.	1,950,000	55,711
Roper Industries, Inc.	935,000	52,323
Robert Half International Inc.	2,150,000	50,632
United Parcel Service, Inc., Class B	820,000	46,650
Danaher Corp.	1,220,000	45,286
Expeditors International of Washington, Inc.	1,266,245	43,698
Waste Management, Inc.	1,000,000	31,290
ITT Corp.	600,000	26,952
De La Rue PLC2	1,700,000	23,918
Atrium Corp.1,2,3	535	48
UAL Corp.1	910	19
		691,206

ENERGY — 6.76%
Schlumberger Ltd.	2,030,000	112,340
Chevron Corp.	1,400,000	95,004
Suncor Energy Inc.	2,150,000	63,275
Denbury Resources Inc.1	4,000,000	58,560
Apache Corp.	640,000	53,882
Occidental Petroleum Corp.	500,000	38,575
Transocean Ltd.1	800,000	37,064
Noble Energy, Inc.	600,000	36,198
Tenaris SA (ADR)	1,000,000	34,610
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	1,000,000	34,320
Rosetta Resources Inc.1	1,500,000	29,715
Core Laboratories NV	200,000	29,522
		623,065

CONSUMER DISCRETIONARY — 6.72%
Comcast Corp., Class A	7,000,000	121,590
Home Depot, Inc.	4,200,000	117,894
McDonald’s Corp.	1,330,000	87,607
DIRECTV, Class A1	2,000,000	67,840
Best Buy Co., Inc.	1,845,000	62,472
Johnson Controls, Inc.	2,150,000	57,771
Carnival Corp., units	1,560,000	47,174
Amazon.com, Inc.1	300,000	32,778
Toyota Motor Corp.2	600,000	20,634
Cooper-Standard Holdings Inc.1,2,3	123,234	3,404
American Media Operations, Inc.1,2,3	85,421	1
		619,165

CONSUMER STAPLES — 3.63%
Coca-Cola Co.	2,000,000	100,240
Unilever NV (New York registered)	2,480,000	67,754
PepsiCo, Inc.	1,000,000	60,950
Philip Morris International Inc.	1,000,000	45,840
Colgate-Palmolive Co.	400,000	31,504
CVS/Caremark Corp.	800,000	23,456
Origin Enterprises PLC2	1,773,300	5,067
		334,811

UTILITIES — 1.55%
Exelon Corp.	1,250,000	47,463
FirstEnergy Corp.	1,250,000	44,037
Entergy Corp.	450,000	32,229
RRI Energy, Inc.1	5,000,000	18,950
		142,679

TELECOMMUNICATION SERVICES — 1.09%
AT&T Inc.	3,000,000	72,570
Verizon Communications Inc.	1,000,000	28,020
American Tower Corp., Class A1	7,045	313
Colt Group SA1,2	51,200	100
		101,003

MISCELLANEOUS — 1.96%
Other common stocks in initial period of acquisition		180,689

Total common stocks (cost: $6,303,164,000)		6,501,742

Preferred stocks — 0.08%

FINANCIALS — 0.08%
BNP Paribas 7.195%4,5	3,900,000	3,432
QBE Capital Funding II LP 6.797%4,5	3,250,000	2,661
AXA SA, Series B, 6.379%4,5	1,315,000	1,044

Total preferred stocks (cost: $8,161,000)		7,137

		Value
Rights & warrants — 0.00%	Shares	(000)

CONSUMER DISCRETIONARY — 0.00%
Cooper-Standard Holdings Inc., warrants, expire 20171,2,3	38,220	479

Total rights & warrants (cost: $432,000)		479

Convertible securities — 0.03%

CONSUMER DISCRETIONARY — 0.03%
Cooper-Standard Holdings Inc. 7.00% convertible preferred2,3	19,733	2,635

Total convertible securities (cost: $1,973,000)		2,635

	Principal amount
Bonds, notes & other debt instruments — 25.01%	(000)

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 9.96%
U.S. Treasury 3.875% 2010	$164,000	165,259
U.S. Treasury 4.625% 2011	74,875	79,555
U.S. Treasury 4.875% 2012	40,000	42,861
U.S. Treasury 1.875% 20136	15,003	15,901
U.S. Treasury 2.75% 2013	3,190	3,358
U.S. Treasury 3.50% 2013	23,000	24,719
U.S. Treasury 3.625% 2013	35,125	37,842
U.S. Treasury 1.875% 2014	92,000	93,674
U.S. Treasury 1.875% 20156	22,835	24,508
U.S. Treasury 2.625% 2016	15,000	15,436
U.S. Treasury 5.125% 2016	63,000	73,535
U.S. Treasury 7.25% 2016	2,000	2,570
U.S. Treasury 4.75% 2017	19,875	22,984
U.S. Treasury 8.875% 2017	9,000	12,822
U.S. Treasury 1.625% 20186	18,210	19,241
U.S. Treasury 3.50% 2018	1,630	1,743
U.S. Treasury 7.875% 2021	12,000	17,182
U.S. Treasury 6.25% 2023	8,235	10,679
U.S. Treasury 6.625% 2027	35,000	48,196
U.S. Treasury 4.50% 2036	35,000	38,681
U.S. Treasury 4.375% 2038	6,100	6,597
U.S. Treasury 3.50% 2039	92,500	85,953
U.S. Treasury 4.625% 2040	7,000	7,871
Fannie Mae 6.25% 2029	15,575	19,285
Federal Home Loan Bank, Series 467, 5.25% 2014	10,875	12,370
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	6,000	6,271
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	6,000	6,192
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	6,000	6,174
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	5,750	5,873
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	4,250	4,387
CoBank ACB 1.137% 20224,5	3,805	3,007
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	2,875	2,965
Federal Agricultural Mortgage Corp. 5.125% 2011	605	626
		918,317

MORTGAGE-BACKED OBLIGATIONS7 — 5.64%
Fannie Mae 4.89% 2012	10,000	10,328
Fannie Mae 4.00% 2015	2,660	2,778
Fannie Mae 5.50% 2017	1,260	1,361
Fannie Mae 5.00% 2018	3,363	3,607
Fannie Mae 5.50% 2020	6,908	7,501
Fannie Mae 6.00% 2021	293	320
Fannie Mae 6.00% 2021	245	268
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	2,124	2,223
Fannie Mae 4.00% 2024	18,015	18,769
Fannie Mae 4.00% 2024	13,023	13,568
Fannie Mae 4.00% 2024	6,636	6,913
Fannie Mae 4.00% 2024	4,659	4,854
Fannie Mae 4.00% 2025	14,495	15,088
Fannie Mae 4.50% 2025	32,316	34,152
Fannie Mae 4.50% 2025	15,000	15,827
Fannie Mae 6.00% 2026	2,350	2,572
Fannie Mae 5.50% 2033	5,678	6,115
Fannie Mae 5.50% 2033	3,505	3,774
Fannie Mae 4.50% 2035	13,665	14,254
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	658	564
Fannie Mae 6.00% 2036	11,709	12,750
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	2,260	2,521
Fannie Mae 5.00% 2037	2,324	2,461
Fannie Mae 5.50% 2037	10,108	10,871
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	518	564
Fannie Mae 5.50% 2037	520	559
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	248	268
Fannie Mae 5.50% 2037	62	67
Fannie Mae 6.00% 2037	22,135	24,145
Fannie Mae 6.00% 2037	5,774	6,274
Fannie Mae 6.00% 2037	2,275	2,469
Fannie Mae 6.00% 2037	524	569
Fannie Mae 4.50% 2038	2,469	2,567
Fannie Mae 6.00% 2038	996	1,082
Fannie Mae 4.50% 2039	2,239	2,324
Fannie Mae 4.50% 2040	26,000	26,955
Fannie Mae 5.00% 2040	3,892	4,118
Fannie Mae 6.00% 2040	10,000	10,842
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	579	648
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	146	167
Fannie Mae 7.00% 2047	1,213	1,322
Fannie Mae 7.00% 2047	841	917
Fannie Mae 7.00% 2047	44	48
Freddie Mac 5.00% 2018	1,146	1,230
Freddie Mac 5.00% 2023	2,545	2,725
Freddie Mac 6.00% 2026	9,218	10,096
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	673	770
Freddie Mac, Series 3233, Class PA, 6.00% 2036	4,566	5,030
Freddie Mac, Series 3312, Class PA, 5.50% 2037	4,624	4,965
Freddie Mac 5.00% 2038	18,051	19,114
Freddie Mac 5.468% 20385	270	287
Freddie Mac 5.50% 2038	867	932
Freddie Mac 6.50% 2038	3,125	3,432
Freddie Mac 5.00% 2040	43,450	45,962
Freddie Mac 6.00% 20402	15,000	16,277
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A-3, 5.376% 2037	1,165	1,218
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.495% 20375	12,000	12,341
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	3,734	3,820
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	1,203	1,184
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	2,594	2,664
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	4,394	4,560
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	500	528
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.445% 20445	10,000	10,684
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033	1,000	1,012
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	4,360	4,465
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-3, 6.499% 2036	2,628	2,717
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	4,255	4,301
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.085% 20385	3,000	3,141
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	2,173	2,222
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	64	63
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	5,319	5,135
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20374	3,125	3,249
American Tower Trust I, Series 2007-1A, Class B, 5.537% 20374	2,125	2,210
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20374	1,875	1,945
Government National Mortgage Assn. 4.50% 2040	6,919	7,209
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	6,750	6,975
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.514% 20455	5,000	5,276
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	5,308	5,004
GE Capital Commercial Mortgage Corp., Series 2002-1, Class A-3, 6.269% 2035	3,338	3,524
GE Capital Commercial Mortgage Corp., Series 2002-2, Class A-3, 5.349% 2036	360	377
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038	500	522
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.381% 20355	5,411	4,215
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class D, 6.878% 20184	4,000	4,156
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	3,151	3,308
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.454% 20365	3,820	3,258
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	3,000	3,121
Countrywide Alternative Loan Trust, Series 2005-6CB, Class 2-A-1, 5.00% 2020	3,432	3,065
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A-3, 5.403% 2034	1,651	1,682
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 20445	1,153	1,162
Bank of America 5.50% 20124	2,240	2,397
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	2,524	2,031
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20262,4	1,587	1,685
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	1,306	1,295
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.819% 20365	1,564	1,161
J.P. Morgan Mortgage Trust, Series 2006-A7, Class 2-A-4, 5.754% 20375	1,550	1,127
		520,173

FINANCIALS — 1.77%
CIT Group Inc., Series A, 7.00% 2013	8,075	7,772
CIT Group Inc., Series A, 7.00% 2014	7,065	6,694
CIT Group Inc., Series A, 7.00% 2015	4,824	4,474
International Lease Finance Corp. 5.125% 2010	640	636
International Lease Finance Corp., Series Q, 5.45% 2011	13,670	13,540
International Lease Finance Corp., Series Q, 5.75% 2011	4,250	4,192
Realogy Corp., Letter of Credit, 3.231% 20135,7,8	2,030	1,719
Realogy Corp., Term Loan B, 3.292% 20135,7,8	7,541	6,386
Realogy Corp., Term Loan DD, 3.292% 20135,7,8	4,485	3,798
Realogy Corp., Second Lien Term Loan A, 13.50% 20177,8	5,785	6,114
Developers Diversified Realty Corp. 4.625% 2010	2,130	2,131
Developers Diversified Realty Corp. 5.50% 2015	180	169
Developers Diversified Realty Corp. 9.625% 2016	8,500	9,232
Developers Diversified Realty Corp. 7.50% 2017	4,500	4,422
UBS AG 5.875% 2017	7,625	8,083
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	1,025	1,074
Westfield Group 5.70% 20164	3,700	3,945
Westfield Group 7.125% 20184	1,275	1,441
ProLogis 7.375% 2019	6,250	6,131
Kimco Realty Corp. 6.875% 2019	5,375	5,999
Royal Bank of Scotland PLC 4.875% 2015	6,000	5,976
Liberty Mutual Group Inc. 6.50% 20354	1,085	971
Liberty Mutual Group Inc. 7.50% 20364	4,855	4,808
Bank of America Corp. 5.75% 2017	3,100	3,220
Bank of America Corp. 5.625% 2020	2,500	2,525
Hospitality Properties Trust 6.70% 2018	4,415	4,494
HBOS PLC 6.75% 20184	4,600	4,312
Simon Property Group, LP 5.875% 2017	1,500	1,624
Simon Property Group, LP 10.35% 2019	2,000	2,666
Morgan Stanley 6.00% 2014	4,000	4,242
Barclays Bank PLC 2.50% 2013	1,875	1,869
Barclays Bank PLC 5.125% 2020	2,000	1,993
Wells Fargo & Co. 4.375% 2013	3,615	3,824
Monumental Global Funding III 0.503% 20144,5	4,000	3,821
Lazard Group LLC 7.125% 2015	3,415	3,600
HSBC Bank PLC 3.50% 20154	3,500	3,538
Rouse Co. 5.375% 20139	2,000	2,150
Rouse Co. 6.75% 20134,9	1,225	1,354
Standard Chartered PLC 3.85% 20154	3,000	3,030
Abbey National Treasury Services PLC 3.875% 20144	2,900	2,866
Prudential Financial, Inc., Series D, 5.50% 2016	2,000	2,109
Korea Development Bank 5.30% 2013	100	106
		163,050

INDUSTRIALS — 1.73%
Nortek, Inc. 11.00% 2013	21,883	22,923
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 201610	17,320	16,584
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	3,690	4,050
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.433% 20145,7,8	1,139	924
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.533% 20145,7,8	19,099	15,497
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20145,7,8	3,679	3,643
AMH Holdings, Inc. 11.25% 2014	17,265	17,697
AMH Holdings, Inc. 9.875% 2016	2,075	2,236
CEVA Group PLC 11.50% 20184	9,975	10,174
RailAmerica, Inc. 9.25% 2017	5,884	6,193
US Investigations Services, Inc., Term Loan B, 3.539% 20155,7,8	731	632
US Investigations Services, Inc. 10.50% 20154	3,600	3,438
US Investigations Services, Inc. 11.75% 20164	1,735	1,583
Volvo Treasury AB 5.95% 20154	5,250	5,494
Koninklijke Philips Electronics NV 5.75% 2018	4,800	5,436
TransDigm Inc. 7.75% 2014	5,125	5,163
General Electric Co. 5.25% 2017	4,500	4,901
Union Pacific Corp. 5.75% 2017	830	938
Union Pacific Corp. 5.70% 2018	3,205	3,596
Northwest Airlines, Inc., Term Loan B, 4.04% 20135,7,8	661	585
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20147	1,545	1,557
Northwest Airlines, Inc., Term Loan A, 2.29% 20185,7,8	1,944	1,657
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20247	757	710
Ashtead Group PLC 8.625% 20154	1,800	1,791
Ashtead Capital, Inc. 9.00% 20164	2,150	2,118
Norfolk Southern Corp. 5.75% 2016	2,255	2,561
Norfolk Southern Corp. 5.75% 2018	1,075	1,217
Norfolk Southern Corp. 7.05% 2037	60	74
United Technologies Corp. 5.70% 2040	3,000	3,362
Burlington Northern Santa Fe Corp. 7.00% 2014	1,945	2,269
BNSF Funding Trust I 6.613% 20555	1,035	988
DAE Aviation Holdings, Inc. 11.25% 20154	3,200	3,184
Atlas Copco AB 5.60% 20174	2,750	2,981
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20187	298	280
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20197	602	605
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20197	30	29
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20227	797	775
BAE Systems 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 20134,7	588	630
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20197	525	433
Raytheon Co. 6.40% 2018	120	144
United Air Lines, Inc., Series 1996-A2, 7.87% 20192,7,9	1,211	—
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20214,7	60	51
		159,103

HEALTH CARE — 1.44%
Elan Finance PLC and Elan Finance Corp. 4.436% 20115	1,550	1,531
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	4,150	4,181
Elan Finance PLC and Elan Finance Corp. 8.75% 20164	14,805	14,453
Boston Scientific Corp. 6.25% 2015	2,000	2,076
Boston Scientific Corp. 7.375% 2040	12,387	12,597
Tenet Healthcare Corp. 7.375% 2013	12,855	12,919
Bausch & Lomb Inc. 9.875% 2015	10,975	11,332
PTS Acquisition Corp. 9.50% 20155,11	3,824	3,661
PTS Acquisition Corp. 9.75% 2017	€3,525	3,879
GlaxoSmithKline Capital Inc. 4.85% 2013	$6,825	7,467
HealthSouth Corp. 10.75% 2016	5,900	6,401
Novartis Capital Corp. 2.90% 2015	6,000	6,179
VWR Funding, Inc., Series B, 10.25% 20155,11	6,006	6,097
Surgical Care Affiliates, Inc. 8.875% 20154,5,11	5,870	5,848
Surgical Care Affiliates, Inc. 10.00% 20174	135	134
Roche Holdings Inc. 4.50% 20124	5,000	5,281
Cardinal Health, Inc. 5.80% 2016	4,500	5,046
HCA Inc. 9.125% 2014	4,500	4,719
HCA Inc. 9.25% 2016	200	212
Pfizer Inc. 4.45% 2012	4,500	4,749
Symbion Inc. 11.75% 20155,11	5,000	4,394
Biogen Idec Inc. 6.00% 2013	2,560	2,818
Merge Healthcare Inc. 11.75% 20154	2,735	2,738
Abbott Laboratories 5.125% 2019	2,400	2,683
Viant Holdings Inc. 10.125% 20174	1,121	1,148
Team Finance LLC and Health Finance Corp. 11.25% 2013	516	542
		133,085

TELECOMMUNICATION SERVICES — 1.14%
Cricket Communications, Inc. 9.375% 2014	12,175	12,419
Cricket Communications, Inc. 10.00% 2015	1,500	1,575
Cricket Communications, Inc. 7.75% 2016	6,615	6,780
MetroPCS Wireless, Inc. 9.25% 2014	10,485	10,852
MetroPCS Wireless, Inc. 9.25% 2014	9,175	9,496
Sprint Capital Corp. 8.375% 2012	10,145	10,690
Nextel Communications, Inc., Series E, 6.875% 2013	3,770	3,671
Nextel Communications, Inc., Series F, 5.95% 2014	5,480	5,110
Verizon Communications Inc. 5.25% 2013	50	55
Verizon Communications Inc. 5.50% 2017	4,125	4,583
Verizon Communications Inc. 6.35% 2019	2,340	2,712
Clearwire Communications LLC/Finance 12.00% 20154	5,000	4,981
Clearwire Communications LLC/Finance 12.00% 20154	2,320	2,311
Wind Acquisition SA 11.75% 20174	7,025	7,236
AT&T Inc. 6.70% 2013	4,340	5,013
SBC Communications Inc. 5.10% 2014	1,125	1,249
SBC Communications Inc. 5.625% 2016	125	142
American Tower Corp. 4.625% 2015	3,875	4,035
Telecom Italia Capital SA, Series B, 5.25% 2013	2,200	2,274
Telecom Italia Capital SA 5.25% 2015	1,300	1,314
Deutsche Telekom International Finance BV 5.875% 2013	3,000	3,287
Telefónica Emisiones, SAU 3.729% 2015	925	923
Telefónica Emisiones, SAU 5.134% 2020	2,075	2,084
Millicom International Cellular SA 10.00% 2013	2,010	2,080
Hawaiian Telcom Communications, Inc. 8.765% 20135,9	175	4
Hawaiian Telcom Communications, Inc. 9.75% 20139	2,545	57
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 20145,7,8,11	434	365
		105,298

CONSUMER DISCRETIONARY — 1.01%
Univision Communications, Inc., First Lien Term Loan B, 2.25% 20145,7,8	9,237	7,726
Univision Communications Inc. 12.00% 20144	1,500	1,616
Univision Communications Inc. 10.50% 20154,5,11	12,880	10,787
Allison Transmission Holdings, Inc. 11.25% 20154,5,11	16,019	16,940
Michaels Stores, Inc. 10.00% 2014	10,355	10,743
Michaels Stores, Inc. 0%/13.00% 20164,10	1,575	1,410
Michaels Stores, Inc. 0%/13.00% 201610	825	738
Comcast Corp. 6.45% 2037	1,750	1,898
Comcast Corp. 6.95% 2037	5,125	5,849
Time Warner Cable Inc. 6.75% 2018	3,345	3,846
Time Warner Cable Inc. 8.75% 2019	180	227
Time Warner Cable Inc. 5.00% 2020	3,000	3,074
Toys “R” Us, Inc. 7.625% 2011	6,085	6,237
Tenneco Automotive Inc. 8.625% 2014	4,800	4,866
Seneca Gaming Corp. 7.25% 2012	2,600	2,554
Seneca Gaming Corp., Series B, 7.25% 2012	1,125	1,105
Time Warner Inc. 5.875% 2016	2,760	3,116
AOL Time Warner Inc. 7.625% 2031	130	157
News America Inc. 5.30% 2014	2,295	2,553
News America Inc. 6.90% 2019	500	593
Staples, Inc. 9.75% 2014	2,500	3,069
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	2,295	2,134
Thomson Reuters Corp. 5.95% 2013	1,575	1,762
Thomson Reuters Corp. 6.50% 2018	140	166
Cox Communications, Inc. 7.75% 2010	125	128
		93,294

INFORMATION TECHNOLOGY — 0.61%
NXP BV and NXP Funding LLC 7.875% 2014	16,435	15,161
NXP BV and NXP Funding LLC 9.50% 2015	4,440	3,730
First Data Corp., Term Loan B2, 3.097% 20145,7,8	6,821	5,746
First Data Corp. 9.875% 2015	2,125	1,626
First Data Corp. 9.875% 2015	1,050	793
First Data Corp. 10.55% 201511	10,609	7,824
Freescale Semiconductor, Inc. 4.412% 20145	3,225	2,806
Freescale Semiconductor, Inc. 9.875% 20145,11	4,007	3,606
Freescale Semiconductor, Inc. 10.125% 2016	3,365	2,709
Freescale Semiconductor, Inc. 10.125% 20184	4,100	4,202
Sanmina-SCI Corp. 6.75% 2013	2,525	2,506
Sanmina-SCI Corp. 8.125% 2016	1,925	1,906
Hewlett-Packard Co. 5.50% 2018	3,100	3,576
		56,191

CONSUMER STAPLES — 0.41%
Rite Aid Corp. 8.625% 2015	5,000	4,100
Rite Aid Corp., Term Loan T4, 9.50% 20155,7,8	1,495	1,521
Rite Aid Corp. 9.75% 2016	7,750	8,137
Rite Aid Corp. 10.25% 2019	2,250	2,253
Stater Bros. Holdings Inc. 8.125% 2012	4,225	4,246
Stater Bros. Holdings Inc. 7.75% 2015	2,475	2,481
Anheuser-Busch InBev NV 3.625% 20154	4,250	4,355
British American Tobacco International Finance PLC 9.50% 20184	2,470	3,242
CVS Caremark Corp. 6.943% 20307	2,374	2,625
Kraft Foods Inc. 2.625% 2013	2,500	2,549
Delhaize Group 6.50% 2017	1,800	2,077
		37,586

UTILITIES — 0.37%
MidAmerican Energy Co. 5.95% 2017	1,375	1,581
MidAmerican Energy Holdings Co. 5.75% 2018	1,330	1,490
MidAmerican Energy Holdings Co. 6.50% 2037	3,000	3,458
Alabama Power Co., Series 2008-B, 5.80% 2013	3,035	3,433
Alabama Power Co. 6.00% 2039	1,500	1,705
Electricité de France SA 6.50% 20194	170	198
Electricité de France SA 6.95% 20394	4,000	4,838
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	4,100	4,536
Veolia Environnement 5.25% 2013	3,775	4,077
Pacific Gas and Electric Co., First Mortgage Bonds, 4.20% 2011	150	153
PG&E Corp. 5.75% 2014	2,000	2,218
Pacific Gas and Electric Co. 8.25% 2018	210	269
Virginia Electric and Power Co., Series B, 5.95% 2017	1,800	2,075
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,540	1,692
Appalachian Power Co., Series M, 5.55% 2011	1,500	1,545
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 20184,7	1,034	1,125
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	50	57
		34,450

ENERGY — 0.35%
Kinder Morgan Energy Partners LP 6.00% 2017	6,620	7,221
Enbridge Energy Partners, LP, Series B, 6.50% 2018	3,050	3,419
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,354
Petroplus Finance Ltd. 6.75% 20144	3,925	3,434
Petroplus Finance Ltd. 7.00% 20174	2,575	2,112
Petroplus Finance Ltd. 9.375% 20194	100	87
TransCanada PipeLines Ltd. 7.625% 2039	4,000	5,127
Canadian Natural Resources Ltd. 5.70% 2017	3,000	3,363
Husky Energy Inc. 6.80% 2037	2,800	3,202
Williams Companies, Inc. 7.875% 2021	1,646	1,890
		32,209

ASSET-BACKED OBLIGATIONS7 — 0.23%
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	2,500	2,628
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	2,875	2,999
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	2,875	3,133
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 1.097% 20345	3,351	2,348
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 20144	2,164	2,269
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.65% 20194,5	1,917	1,824
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-4, 5.46% 2035	1,800	1,820
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 20144	1,632	1,668
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	1,471	1,298
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	500	541
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	333	335
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 4.605% 20375	2,178	283
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 20124	236	237
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.147% 20345	236	177
		21,560

MATERIALS — 0.17%
Georgia Gulf Corp. 10.75% 2016	3,500	3,570
Georgia Gulf Corp. 9.00% 20174	6,850	6,987
International Paper Co. 7.30% 2039	2,500	2,766
Rio Tinto Finance (USA) Ltd. 8.95% 2014	1,605	1,948
		15,271

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.10%
Polish Government 6.375% 2019	2,950	3,278
Croatian Government 6.75% 20194	3,000	3,146
Hungarian Government 6.25% 2020	2,625	2,593
		9,017

MUNICIPALS — 0.08%
State of California, Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue Bonds
(Federally Taxable Build America Bonds), Series 2010-S-1, 6.918% 2040	3,750	3,790

State of Illinois, City of Chicago, O’Hare International Airport (Build America Bonds-Direct Payment),
General Airport Rev. Bonds, Taxable Series 2010-B, 6.845% 2038	2,875	3,060
		6,850

Total bonds, notes & other debt instruments (cost: $2,210,289,000)		2,305,454

Short-term securities — 5.16%

Fannie Mae 0.17%–0.31% due 8/18/2010–2/1/2011	91,800	91,741
Freddie Mac 0.175%–0.31% due 7/12–12/21/2010	81,900	81,843
AT&T Inc. 0.19% due 7/14/20104	53,000	52,996
JPMorgan Chase & Co. 0.23% due 7/12/2010	45,300	45,295
Private Export Funding Corp. 0.25%–0.28% due 7/12–8/5/20104	45,000	44,991
U.S. Treasury Bill 0.155% due 8/19/2010	34,700	34,693
Federal Home Loan Bank 0.15% due 9/15/2010	27,300	27,290
Merck & Co. Inc. 0.15% due 8/9/20104	25,000	24,996
Procter & Gamble International Funding S.C.A. 0.19% due 7/2/20104	22,000	22,000
General Electric Co. 0.08% due 7/1/2010	19,600	19,600
PepsiCo Inc. 0.17% due 8/10/20104	16,700	16,697
Straight-A Funding LLC 0.26%–0.35% due 7/19–8/4/20104	13,345	13,342

Total short-term securities (cost: $475,465,000)		475,484

Total investment securities (cost: $8,999,484,000)		9,292,931
Other assets less liabilities		(76,015)

Net assets		$9,216,916

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $486,112,000, which represented 5.27% of the net assets of the fund. This amount includes $423,570,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets

Cooper-Standard Holdings Inc.	5/25/2010–5/27/2010	$3,114	$3,404	.04%
Cooper-Standard Holdings Inc. 7.00% convertible preferred	5/26/2010	1,973	2,635	.03
Cooper-Standard Holdings Inc., warrants, expire 2017	5/25/2010–5/27/2010	432	479	.00
Atrium Corp.	4/30/2010	48	48	.00
American Media Operations, Inc.	1/30/2009	1	1	.00

Total restricted securities		$5,568	$6,567	.07%

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $378,019,000, which represented 4.10% of the net assets of the fund.

5Coupon rate may change periodically.
6Index-linked bond whose principal amount moves with a government retail price index.
7Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

8Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $56,313,000, which represented .61% of the net assets of the fund.

9Scheduled interest and/or principal payment was not received.
10Step bond; coupon rate will increase at a later date.
11Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviation and symbol

ADR = American Depositary Receipts
€ = Euros

Bond Fund
Investment portfolio

June 30, 2010
  unaudited

Bonds, notes & other debt instruments — 93.92%	Principal amount (000)	Value (000)

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 31.61%
U.S. Treasury 0.75% 2011	$21,905	$21,989
U.S. Treasury 4.50% 2011	4,850	4,986
U.S. Treasury 1.00% 2012	62,165	62,641
U.S. Treasury 2.00% 20121	34,109	35,368
U.S. Treasury 4.50% 2012	60,000	64,200
U.S. Treasury 4.875% 2012	50,000	53,576
U.S. Treasury 1.125% 2013	84,798	85,138
U.S. Treasury 2.00% 2013	94,375	96,900
U.S. Treasury 1.875% 20131	29,673	31,450
U.S. Treasury 3.125% 2013	25,000	26,613
U.S. Treasury 3.125% 2013	10,000	10,648
U.S. Treasury 3.625% 2013	25,000	26,934
U.S. Treasury 4.25% 2013	15,000	16,546
U.S. Treasury 2.00% 20141	26,547	28,327
U.S. Treasury 2.375% 2014	13,250	13,687
U.S. Treasury 2.625% 2014	58,170	60,595
U.S. Treasury 1.625% 20151	28,542	30,180
U.S. Treasury 4.00% 2015	47,435	52,362
U.S. Treasury 4.125% 2015	55,810	62,021
U.S. Treasury 4.25% 2015	89,250	99,824
U.S. Treasury 2.375% 2016	75,000	76,119
U.S. Treasury 3.00% 2016	56,920	59,413
U.S. Treasury 3.125% 2016	32,250	33,836
U.S. Treasury 3.25% 2016	151,250	159,457
U.S. Treasury 3.25% 2016	74,500	79,144
U.S. Treasury 7.25% 2016	25,000	32,120
U.S. Treasury 7.50% 2016	50,000	65,533
U.S. Treasury 4.625% 2017	34,840	39,809
U.S. Treasury 8.75% 2017	75,000	105,575
U.S. Treasury 8.875% 2017	15,000	21,370
U.S. Treasury 3.75% 2018	100,798	108,630
U.S. Treasury 3.875% 2018	44,500	48,644
U.S. Treasury 4.00% 2018	70,000	77,008
U.S. Treasury 2.75% 2019	56,120	55,919
U.S. Treasury 3.125% 2019	294,680	300,874
U.S. Treasury 3.625% 2019	112,380	118,842
U.S. Treasury 6.875% 2025	65,000	90,228
U.S. Treasury 4.375% 2038	20,000	21,631
U.S. Treasury 4.25% 2039	8,860	9,372
U.S. Treasury 4.625% 2040	75,500	84,896
Freddie Mac 5.25% 2011	15,250	15,986
Freddie Mac 2.125% 2012	50,000	51,252
Freddie Mac 5.75% 2012	40,000	43,146
Freddie Mac 1.625% 2013	30,000	30,392
Freddie Mac 2.50% 2014	30,000	30,942
Federal Home Loan Bank 1.75% 2012	44,000	44,808
Federal Home Loan Bank 2.25% 2012	20,000	20,540
Federal Home Loan Bank 3.625% 2013	25,000	26,786
Federal Home Loan Bank 4.00% 2013	30,000	32,493
Federal Home Loan Bank 5.125% 2016	5,250	6,009
Federal Home Loan Bank 5.375% 2016	5,000	5,798
Fannie Mae 5.50% 2011	5,000	5,177
Fannie Mae 4.625% 2013	6,700	7,220
Fannie Mae 2.50% 2014	6,250	6,442
Fannie Mae 3.00% 2014	8,250	8,635
Fannie Mae 2.375% 2015	9,000	9,051
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.787% 20122	15,000	15,128
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	12,000	12,339
CoBank ACB 7.875% 20183	9,260	10,125
CoBank ACB 1.137% 20222,3	21,155	16,721
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	10,000	10,216
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	9,000	9,238
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.25% 2012	10,000	10,266
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375% 2012	8,000	8,245
Tennessee Valley Authority 5.25% 2039	6,750	7,394
United States Agency for International Development, Republic of Egypt 4.45% 2015	5,000	5,512
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.625% 2014	5,000	5,177
		2,927,443

MORTGAGE-BACKED OBLIGATIONS4 — 27.54%
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	5,000	5,253
Fannie Mae, Series 2001-T6B, 6.088% 2011	6,750	7,033
Fannie Mae 5.00% 2023	2,702	2,887
Fannie Mae 5.00% 2023	2,333	2,493
Fannie Mae 4.50% 2024	30,473	32,219
Fannie Mae 4.50% 2024	29,705	31,384
Fannie Mae 4.50% 2024	23,568	24,893
Fannie Mae 4.50% 2024	17,953	18,968
Fannie Mae 4.50% 2024	17,299	18,290
Fannie Mae 4.50% 2024	6,245	6,603
Fannie Mae 4.50% 2024	6,191	6,540
Fannie Mae 4.50% 2024	4,766	5,039
Fannie Mae 4.50% 2024	4,379	4,629
Fannie Mae 4.50% 2024	2,485	2,628
Fannie Mae 4.00% 2025	202,750	210,670
Fannie Mae 4.00% 2025	73,959	76,985
Fannie Mae 4.50% 2025	153,840	162,325
Fannie Mae 4.50% 2025	101,643	107,419
Fannie Mae 4.50% 2025	23,942	25,303
Fannie Mae 5.00% 2025	7,600	8,109
Fannie Mae 5.50% 2025	7,000	7,562
Fannie Mae, Series 2001-4, Class GA, 9.939% 20252	68	79
Fannie Mae 6.00% 2026	2,087	2,285
Fannie Mae 5.50% 2027	2,654	2,860
Fannie Mae 6.00% 2027	5,443	5,958
Fannie Mae 6.00% 2028	2,703	2,959
Fannie Mae 5.50% 2036	2,511	2,697
Fannie Mae 6.00% 2036	4,712	5,131
Fannie Mae 5.271% 20372	4,839	5,081
Fannie Mae 5.765% 20372	6,465	6,888
Fannie Mae 5.934% 20372	4,386	4,609
Fannie Mae 6.00% 2037	35,387	38,453
Fannie Mae 6.00% 2037	19,669	21,373
Fannie Mae 6.00% 2037	6,673	7,252
Fannie Mae 6.00% 2037	3,569	3,872
Fannie Mae 6.00% 2037	2,691	2,924
Fannie Mae 6.00% 2037	2,042	2,194
Fannie Mae 6.50% 2037	5,055	5,534
Fannie Mae 7.00% 2037	2,169	2,364
Fannie Mae 4.50% 2038	8,815	9,165
Fannie Mae 5.00% 2038	50,000	52,719
Fannie Mae 5.00% 2038	37,188	39,395
Fannie Mae 5.31% 20382	1,484	1,579
Fannie Mae 5.50% 2038	54,474	58,560
Fannie Mae 5.50% 2038	16,938	18,225
Fannie Mae 5.50% 2038	7,722	8,301
Fannie Mae 6.00% 2038	64,512	70,100
Fannie Mae 6.00% 2038	53,034	57,517
Fannie Mae 6.00% 2038	35,222	38,210
Fannie Mae 6.00% 2038	11,075	12,021
Fannie Mae 6.00% 2038	11,050	11,995
Fannie Mae 6.50% 2038	24,165	26,507
Fannie Mae 6.50% 2038	23,894	26,205
Fannie Mae 3.603% 20392	5,782	6,035
Fannie Mae 3.607% 20392	21,115	22,002
Fannie Mae 3.61% 20392	9,566	9,984
Fannie Mae 3.637% 20392	4,499	4,691
Fannie Mae 3.646% 20392	4,713	4,922
Fannie Mae 3.736% 20392	4,095	4,288
Fannie Mae 3.763% 20392	1,983	2,077
Fannie Mae 3.782% 20392	7,512	7,833
Fannie Mae 3.83% 20392	5,063	5,310
Fannie Mae 3.841% 20392	3,382	3,552
Fannie Mae 3.88% 20392	2,820	2,959
Fannie Mae 3.891% 20392	4,543	4,739
Fannie Mae 3.91% 20392	5,096	5,357
Fannie Mae 3.937% 20392	6,900	7,254
Fannie Mae 3.951% 20392	1,062	1,117
Fannie Mae 4.50% 2039	22,246	23,105
Fannie Mae 6.00% 2039	5,133	5,575
Fannie Mae 6.00% 2039	1,559	1,691
Fannie Mae 6.00% 2039	962	1,045
Fannie Mae 3.622% 20402	4,787	5,000
Fannie Mae 5.00% 2040	30,000	31,744
Fannie Mae 5.50% 2040	75,000	80,262
Fannie Mae 5.50% 2040	50,000	53,680
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	87	97
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	79	87
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	106	121
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	111	128
Freddie Mac 4.50% 2023	11,019	11,661
Freddie Mac 4.00% 2025	184,250	191,303
Freddie Mac 4.00% 2025	37,474	38,978
Freddie Mac 4.50% 2025	86,015	90,835
Freddie Mac 4.50% 2025	43,036	45,448
Freddie Mac 4.50% 2025	34,901	36,857
Freddie Mac 4.50% 2025	25,901	27,353
Freddie Mac 4.50% 2025	20,165	21,296
Freddie Mac 4.50% 2025	19,553	20,649
Freddie Mac 4.50% 2025	3,965	4,181
Freddie Mac, Series 3061, Class PN, 5.50% 2035	1,310	1,444
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	2,369	2,033
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	2,013	1,792
Freddie Mac, Series 3257, Class PA, 5.50% 2036	5,684	6,189
Freddie Mac, Series 3318, Class JT, 5.50% 2037	4,219	4,527
Freddie Mac 5.73% 20372	3,091	3,293
Freddie Mac 6.00% 2037	6,014	6,527
Freddie Mac 5.00% 2038	5,618	5,948
Freddie Mac 5.00% 2038	215	229
Freddie Mac 5.00% 2038	8	9
Freddie Mac 3.571% 20392	2,447	2,534
Freddie Mac 3.757% 20392	1,174	1,227
Freddie Mac 3.843% 20392	5,080	5,318
Freddie Mac 5.50% 2039	6,881	7,394
Freddie Mac 6.00% 20405	59,160	64,198
Government National Mortgage Assn. 4.50% 2038	4,126	4,311
Government National Mortgage Assn. 4.50% 2040	78,787	82,276
Government National Mortgage Assn. 4.50% 2040	39,450	41,102
Government National Mortgage Assn. 4.50% 2040	8,954	9,329
Government National Mortgage Assn. 4.50% 2040	6,603	6,880
Government National Mortgage Assn. 4.50% 2040	5,295	5,530
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	2,636	2,736
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	2,000	2,012
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	1,680	1,775
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039	13,750	13,633
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.846% 20392	1,225	1,276
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20402	7,000	7,362
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	2,882	2,913
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.085% 20382	3,280	3,434
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	14,500	14,555
Nykredit 4.00% 2035	DKr55,639	9,103
Nykredit, Series 3D, 5.00% 2038	26,392	4,496
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.495% 20372	$4,000	4,114
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-LN1, Class H, 5.562% 20372,3	2,000	1,142
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	185	185
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.937% 20492	5,000	5,049
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A-3-A, 4.949% 20382	2,000	2,037
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.838% 20392	3,160	3,280
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 20412	2,445	2,533
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 20432	1,065	988
American Tower Trust I, Series 2007-1A, Class C, 5.615% 20373	2,000	2,079
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20373	4,000	4,149
American Tower Trust I, Series 2007-1A, Class E, 6.249% 20373	2,500	2,587
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	1,953	1,952
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-2, 5.242% 2044	2,554	2,565
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	4,000	4,233
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	7,500	7,803
Bank of America 5.50% 20123	7,000	7,491
Royal Bank of Canada 3.125% 20153	6,840	7,049
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 20432	1,650	1,754
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	5,000	5,272
Compagnie de Financement Foncier 2.125% 20133	6,400	6,466
Barclays Bank PLC 4.00% 2019	€4,700	5,898
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class A-2, 6.624% 20183	$5,010	5,192
Hilton Hotel Pool Trust, Series 2000-HLTA, Class F, 7.75% 20153	5,000	5,085
Swedish Government, Series 124, 4.00% 2012	SKr34,000	4,522
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.514% 20442	$1,000	1,057
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.514% 20452	3,000	3,166
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	3,453	3,514
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-4, 5.54% 2041	3,000	3,135
Northern Rock PLC 5.625% 20173	3,000	3,100
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.92% (undated)2	2,500	2,670
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033	2,500	2,495
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 0.467% 20462	2,371	2,314
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20263,5	2,081	2,210
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	1,596	1,541
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	1,257	1,283
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	181	183
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	656	670
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	296	297
		2,549,905

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 8.79%
United Mexican States Government Global 6.375% 2013	1,260	1,388
United Mexican States Government, Series MI10, 9.50% 2014	MXN395,000	34,583
United Mexican States Government, Series M10, 8.00% 2015	365,000	30,417
United Mexican States Government, Series M10, 7.75% 2017	313,000	25,736
United Mexican States Government Global 5.95% 2019	$9,090	10,135
United Mexican States Government, Series M20, 10.00% 2024	MXN48,400	4,682
United Mexican States Government, Series M30, 10.00% 2036	39,000	3,827
United Mexican States Government Global 6.05% 2040	$5,000	5,300
Polish Government, Series 0414, 5.75% 2014	PLN139,900	41,914
Polish Government, Series 1017, 5.25% 2017	69,320	19,941
Polish Government 6.375% 2019	$24,315	27,019
South Korean Government, Series 1303, 5.25% 2013	KRW 8,420,000	7,138
South Korean Government 4.25% 2014	18,760,000	15,377
South Korean Government 4.75% 2014	34,120,000	28,572
South Korean Government 5.00% 2014	16,880,000	14,186
South Korean Government 5.75% 2014	$4,800	5,242
South Korean Government 5.75% 2018	KRW6,725,000	5,824
Canadian Government 2.00% 2014	$ C58,445	54,454
Canadian Government 4.25% 20261	1,316	1,760
Irish Government 4.00% 2014	€23,060	28,286
Irish Government 4.40% 2019	4,190	4,769
Irish Government 5.00% 2020	15,695	18,219
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.50% 20123	$5,875	6,060
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 20143	7,155	7,437
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 3.625% 20143	20,000	21,386
Hungarian Government, Series 14/C, 5.50% 2014	HUF1,634,870	6,627
Hungarian Government, Series 17/B, 6.75% 2017	654,720	2,679
Hungarian Government 6.25% 2020	$23,700	23,409
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20143	28,640	30,054
French Government O.A.T. Eurobond 4.00% 2014	€19,480	26,052
Malaysian Government, Series 0109, 2.509% 2012	MYR11,610	3,547
Malaysian Government, Series 509, 3.21% 2013	23,000	7,104
Malaysian Government, Series 204, 5.094% 2014	27,905	9,145
Malaysian Government, Series 0409, 3.741% 2015	18,875	5,887
Ireland Government Agency-Guaranteed, Irish Life & Permanent 3.60% 20133	$20,800	20,609
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	15,750	20,024
Sweden Government Agency-Guaranteed, Swedbank AB 2.80% 20123	7,750	7,996
Sweden Government Agency-Guaranteed, Swedbank AB 2.90% 20133	10,000	10,378
Japanese Government, Series 264, 1.50% 2014	¥720,000	$8,560
Japanese Government 2.40% 2038	522,350	6,452
Finland (Republic of) 5.375% 2013	€10,710	14,785
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20123	$14,275	14,615
Spanish Government 3.625% 2013	14,500	14,590
Queensland Treasury Corp., Series 15, 6.00% 2015	$ A12,125	10,560
Queensland Treasury Corp., Series 17, 6.00% 2017	4,610	4,011
German Government, Series 03, 3.75% 2013	€3,055	4,057
German Government, Series 6, 4.00% 2016	1,970	2,709
German Government, Series 03, 4.75% 2034	5,020	7,610
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 2.50% 20123	$6,500	6,653
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20143	5,570	5,903
Province of Ontario, Series 1, 1.875% 2012	10,000	10,123
Israeli Government 5.50% 2017	ILS21,600	6,032
Israeli Government 5.125% 2019	$3,250	3,512
European Investment Bank 4.25% 2014	€3,070	4,122
European Investment Bank 6.125% 2017	$ A6,000	5,126
Nordic Investment Bank, Series C, 5.00% 2017	$8,000	9,097
Netherlands Government Agency-Guaranteed, ING Bank NV 3.90% 20143	7,000	7,563
Kingdom of Denmark 5.00% 2013	DKr39,575	7,304
France Government Agency-Guaranteed, Société Finance 2.875% 20143	$6,870	7,035
KfW 1.35% 2014	¥564,000	6,598
Swedish Government, Series 1047, 5.00% 2020	SKr39,290	6,093
Croatian Government 6.75% 20193	$5,750	6,030
Corporación Andina de Fomento 5.75% 2017	3,000	3,275
Corporación Andina de Fomento 8.125% 2019	1,820	2,244
Russian Federation 7.50% 20304	4,600	5,215
Asian Development Bank 2.75% 2014	4,950	5,110
Austrian Government 2.00% 20123	4,500	4,596
Belgium (Kingdom of), Series 40, 5.50% 2017	€3,050	4,339
Bank Nederlandse Gemeenten 3.75% 2014	3,120	4,093
Australia and New Zealand Government Agency-Guaranteed, Australia and New Zealand Banking Group Ltd. 3.25% 20123	$3,850	4,000
Netherlands Government Eurobond 4.50% 2017	€2,610	3,651
El Salvador (Republic of) 7.65% 20353	$580	618
Ireland Government Agency-Guaranteed, Anglo Irish Bank Corp. plc 1.029% 20162	€1,100	511
Greek Government 6.10% 2015	35	35
Greek Government 6.00% 2019	300	266
		814,256

FINANCIALS — 7.19%
PLD International Finance LLC 4.375% 2011	1,950	2,420
ProLogis 7.625% 2014	$11,000	11,684
ProLogis 5.625% 2016	1,190	1,120
ProLogis 5.75% 2016	2,355	2,244
ProLogis 6.625% 2018	17,235	16,446
ProLogis 7.375% 2019	8,785	8,618
ProLogis 6.875% 2020	1,390	1,316
HBOS PLC 6.75% 20183	24,415	22,886
HBOS PLC 4.375% 20192	€965	1,029
Lloyds TSB Bank PLC 5.80% 20203	$12,585	11,900
LBG Capital No.1 PLC, Series 2, 7.875% 2020	2,500	2,038
HBOS PLC 6.00% 20333	6,015	4,409
Countrywide Financial Corp. 6.25% 2010	$ A1,200	1,010
Bank of America Corp. 4.50% 2015	$2,380	2,408
Bank of America Corp. 5.75% 2017	8,095	8,408
Bank of America Corp. 5.625% 2020	25,710	25,963
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	€2,595	3,268
Westfield Group 5.40% 20123	$7,800	8,272
Westfield Group 7.50% 20143	1,265	1,435
Westfield Group 5.70% 20163	6,860	7,314
Westfield Group 7.125% 20183	8,885	10,040
UBS AG 3.875% 2015	12,250	12,202
UBS AG 5.875% 2017	14,450	15,318
Allied Irish Banks, PLC 12.50% 2019	€20,770	25,663
Morgan Stanley, Series F, 6.00% 2015	$14,015	14,662
Morgan Stanley, Series F, 5.625% 2019	8,850	8,577
JPMorgan Chase & Co. 4.891% 20152	5,300	5,379
JPMorgan Chase & Co. 4.95% 2020	17,000	17,701
UniCredito Italiano SpA 5.584% 20172,3	4,000	3,965
UniCredito Italiano SpA 6.00% 20173	19,100	19,090
Barclays Bank PLC 6.05% 20173	9,600	9,703
Barclays Bank PLC 5.125% 2020	12,960	12,915
Abbey National Treasury Services PLC 3.875% 20143	17,620	17,415
Sovereign Bancorp, Inc. 8.75% 2018	3,250	3,658
Santander Issuances, SA Unipersonal 6.50% 20192,3	200	205
Liberty Mutual Group Inc. 6.70% 20163	3,750	4,046
Liberty Mutual Group Inc. 6.50% 20353	3,435	3,074
Liberty Mutual Group Inc. 7.50% 20363	4,875	4,828
Liberty Mutual Group Inc., Series A, 7.80% 20872,3	2,290	1,901
Liberty Mutual Group Inc., Series C, 10.75% 20882,3	4,070	4,436
Royal Bank of Scotland Group PLC 5.00% 2014	5,465	5,132
Royal Bank of Scotland Group PLC 5.05% 2015	6,753	6,313
Royal Bank of Scotland Group PLC 4.70% 2018	1,722	1,395
Royal Bank of Scotland PLC 6.934% 2018	€4,180	5,059
Royal Bank of Scotland Group PLC 6.99% (undated)2,3	$400	262
Standard Chartered PLC 3.85% 20153	7,675	7,752
Standard Chartered Bank 6.40% 20173	7,890	8,513
HSBC Bank PLC 3.50% 20153	5,000	5,054
HSBC Finance Corp. 0.968% 20162	8,900	8,052
HSBC Holdings PLC 6.50% 2037	2,000	2,077
Wells Fargo & Co. 3.625% 2015	5,250	5,370
Wells Fargo & Co. 5.625% 2017	8,750	9,580
Goldman Sachs Group, Inc. 6.15% 2018	14,025	14,714
CIT Group Inc., Term Loan 2A, 9.50% 20122,4,6	1,224	1,250
CIT Group Inc., Term Loan, 13.00% 20122,4,6	3,061	3,168
CIT Group Inc., Series A, 7.00% 2013	526	506
CIT Group Inc., Series A, 7.00% 2014	1,993	1,889
CIT Group Inc., Series A, 7.00% 2015	7,265	6,739
CIT Group Inc., Series A, 7.00% 2016	1,000	918
Kimco Realty Corp. 6.00% 2012	500	540
Pan Pacific Retail Properties, Inc. 6.125% 2013	1,015	1,087
Kimco Realty Corp., Series C, 4.82% 2014	3,780	3,945
Kimco Realty Corp., Series C, 4.904% 2015	1,120	1,172
Kimco Realty Corp. 5.70% 2017	3,000	3,142
Kimco Realty Corp. 6.875% 2019	3,500	3,906
Citigroup Inc. 4.75% 2015	13,750	13,758
Korea Development Bank 5.30% 2013	5,500	5,800
Korea Development Bank 8.00% 2014	6,750	7,702
Simon Property Group, LP 4.20% 2015	2,430	2,500
Simon Property Group, LP 5.875% 2017	2,500	2,707
Simon Property Group, LP 10.35% 2019	5,580	7,439
MetLife Capital Trust IV 7.875% 20672,3	2,505	2,417
MetLife Capital Trust X 9.25% 20682,3	9,300	10,091
CNA Financial Corp. 5.85% 2014	625	648
CNA Financial Corp. 6.50% 2016	5,540	5,812
CNA Financial Corp. 7.35% 2019	1,800	1,916
CNA Financial Corp. 7.25% 2023	3,000	3,038
Société Générale 5.75% 20163	9,150	9,523
PNC Funding Corp. 0.538% 20142	5,000	4,830
PNC Funding Corp. 5.125% 2020	3,935	4,099
Rouse Co. 3.625% 20097	1,140	1,197
Rouse Co. 7.20% 20127	2,360	2,679
Rouse Co. 6.75% 20133,7	4,500	4,973
Hospitality Properties Trust 5.125% 2015	765	765
Hospitality Properties Trust 6.30% 2016	300	311
Hospitality Properties Trust 5.625% 2017	3,835	3,677
Hospitality Properties Trust 6.70% 2018	3,530	3,593
International Lease Finance Corp., Series Q, 5.45% 2011	600	594
International Lease Finance Corp., Series Q, 5.75% 2011	900	888
International Lease Finance Corp. 5.00% 2012	600	557
International Lease Finance Corp., Series R, 5.30% 2012	595	562
International Lease Finance Corp., Series R, 5.35% 2012	1,245	1,183
International Lease Finance Corp., Series R, 5.40% 2012	4,060	3,867
Ford Motor Credit Co. 3.048% 20122	7,755	7,542
Prudential Holdings, LLC, Series C, 8.695% 20233,4	1,250	1,496
Prudential Financial, Inc. 8.875% 20682	5,520	5,976
SLM Corp., Series A, 0.546% 20112	1,210	1,146
SLM Corp., Series A, 5.45% 2011	5,906	5,980
Bank of Ireland 10.00% 2020	€5,495	6,854
UDR, Inc. 5.00% 2012	$1,000	1,024
UDR, Inc., Series A, 5.25% 2015	5,400	5,525
Zions Bancorporation 5.65% 2014	5,000	4,600
Zions Bancorporation 6.00% 2015	1,990	1,806
New York Life Global Funding 4.65% 20133	5,700	6,118
Developers Diversified Realty Corp. 5.50% 2015	847	795
Developers Diversified Realty Corp. 9.625% 2016	4,020	4,366
Developers Diversified Realty Corp. 7.50% 2017	860	845
ERP Operating LP 6.625% 2012	2,000	2,153
ERP Operating LP 5.25% 2014	3,000	3,213
Westpac Banking Corp. 4.875% 2019	4,630	4,791
American Express Co. 6.15% 2017	4,000	4,389
Realogy Corp., Letter of Credit, 3.231% 20132,4,6	754	639
Realogy Corp., Term Loan B, 3.292% 20132,4,6	2,801	2,372
Realogy Corp., Term Loan DD, 3.292% 20132,4,6	892	755
Lincoln National Corp. 5.65% 2012	3,250	3,439
RSA Insurance Group PLC 9.375% 20392	£1,275	2,262
RSA Insurance Group PLC 8.50% (undated)2	760	1,150
UnumProvident Finance Co. PLC 6.85% 20153	$1,500	1,595
Unum Group 7.125% 2016	1,500	1,650
Nationwide Mutual Insurance Co. 5.81% 20242,3	3,125	2,659
Nationwide Mutual Insurance Co. 7.875% 20333	515	526
Northern Trust Corp. 4.625% 2014	2,825	3,091
Resona Bank, Ltd. 5.85% (undated)2,3	2,500	2,366
BNP Paribas 3.25% 2015	2,250	2,229
Chubb Corp. 6.375% 20672	2,250	2,183
Monumental Global Funding III 5.25% 20143	2,000	2,179
Rodamco Europe Finance BV, Series 5, 3.75% 2012	€1,600	2,033
Host Marriott, LP, Series K, 7.125% 2013	$575	582
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	1,425	1,416
Loews Corp. 6.00% 2035	1,800	1,758
AXA SA 8.60% 2030	1,325	1,500
Lazard Group LLC 7.125% 2015	1,375	1,450
Lehman Brothers Holdings Inc., Series I, 6.875% 20187	6,760	1,411
Banco Santander-Chile 5.375% 20143	1,165	1,216
ACE INA Holdings Inc. 5.875% 2014	1,080	1,196
GMAC LLC 6.625% 2012	1,065	1,076
Allstate Corp., Series B, 6.125% 20672	405	359
Development Bank of Singapore Ltd. 7.125% 20113	200	209
		665,547

CONSUMER DISCRETIONARY — 3.59%
Tele-Communications, Inc. 9.80% 2012	2,000	2,238
Comcast Corp. 5.30% 2014	1,000	1,099
Comcast Corp. 5.85% 2015	7,275	8,232
Comcast Corp. 6.30% 2017	3,380	3,865
Comcast Corp. 5.70% 2018	3,250	3,578
Comcast Corp. 5.875% 2018	7,465	8,319
Comcast Corp. 6.95% 2037	630	719
Comcast Corp. 6.40% 2038	7,140	7,718
Comcast Corp. 6.40% 2040	5,250	5,670
AOL Time Warner Inc. 6.875% 2012	2,000	2,180
Time Warner Inc. 4.875% 2020	11,000	11,366
AOL Time Warner Inc. 7.625% 2031	10,635	12,830
Time Warner Inc. 6.50% 2036	4,660	5,085
Time Warner Inc. 6.20% 2040	1,750	1,852
Time Warner Cable Inc. 5.40% 2012	5,000	5,343
Time Warner Cable Inc. 7.50% 2014	1,185	1,378
Time Warner Cable Inc. 8.25% 2014	15,175	17,952
Time Warner Cable Inc. 6.75% 2018	2,650	3,047
Time Warner Cable Inc. 8.25% 2019	3,495	4,305
NBC Universal, Inc. 3.65% 20153	5,475	5,605
NBC Universal, Inc. 5.15% 20203	15,500	16,197
News America Holdings Inc. 9.25% 2013	2,500	2,945
News America Inc. 6.90% 2019	9,375	11,124
News America Inc. 6.15% 2037	1,000	1,046
News America Inc. 6.65% 2037	4,400	4,955
Univision Communications, Inc., First Lien Term Loan B, 2.25% 20142,4,6	5,386	4,505
Univision Communications Inc. 10.50% 20152,3,8	16,921	14,171
DaimlerChrysler North America Holding Corp. 7.75% 2011	2,330	2,408
DaimlerChrysler North America Holding Corp. 8.50% 2031	9,250	11,849
MGM MIRAGE 6.75% 2012	4,000	3,740
MGM MIRAGE 13.00% 2013	3,125	3,617
MGM MIRAGE 5.875% 2014	3,200	2,552
MGM MIRAGE 7.50% 2016	1,000	793
Michaels Stores, Inc., Term Loan B1, 2.813% 20132,4,6	1,549	1,440
Michaels Stores, Inc. 10.00% 2014	6,450	6,692
Michaels Stores, Inc. 0%/13.00% 20169	1,000	895
Michaels Stores, Inc., Term Loan B2, 5.063% 20162,4,6	525	500
Lowe's Companies, Inc. 4.625% 2020	8,500	9,137
Toys "R" Us, Inc. 7.625% 2011	5,445	5,581
Toys "R" Us-Delaware, Inc., Term Loan B, 4.597% 20122,4,6	2,000	1,980
Toys "R" Us, Inc. 8.50% 20173	800	824
Toys "R" Us, Inc. 10.75% 20173	500	549
Virgin Media Finance PLC, Series 1, 9.50% 2016	1,525	1,618
Virgin Media Inc. 6.50% 20183	2,750	2,716
Virgin Media Finance PLC 8.375% 20193	3,825	3,892
Allison Transmission Holdings, Inc., Term Loan B, 3.11% 20142,4,6	6,111	5,583
Allison Transmission Holdings, Inc. 11.00% 20153	1,225	1,289
Allison Transmission Holdings, Inc. 11.25% 20152,3,8	1,140	1,206
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 20123	1,200	1,254
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20143	3,000	3,345
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 20183	1,850	1,869
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 20203	1,400	1,438
Nordstrom, Inc. 6.75% 2014	6,255	7,275
Walt Disney Co. 5.50% 2019	5,000	5,773
Neiman Marcus Group, Inc. 9.00% 20152,8	4,992	5,030
Neiman Marcus Group, Inc. 10.375% 2015	550	562
Marriott International, Inc., Series J, 5.625% 2013	5,000	5,330
Edcon (Proprietary) Ltd. 3.969% 20142	€6,000	5,246
Cinemark USA, Inc., Term Loan, 3.56% 20162,4,6	$818	795
Cinemark USA, Inc. 8.625% 2019	4,000	4,040
AMC Entertainment Inc. 8.00% 2014	675	653
AMC Entertainment Inc. 8.75% 2019	3,750	3,787
Macy's Retail Holdings, Inc. 8.875% 20152	3,610	3,998
Federated Retail Holdings, Inc. 5.90% 2016	250	252
Cox Communications, Inc. 5.45% 2014	3,500	3,867
FCE Bank PLC 7.125% 2013	€3,000	3,705
Target Corp. 6.00% 2018	$3,000	3,550
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	3,200	3,224
CSC Holdings, Inc. 8.50% 20153	600	625
CSC Holdings, Inc. 8.625% 20193	2,050	2,173
Staples, Inc. 9.75% 2014	2,250	2,762
Kabel Deutschland GmbH 10.625% 2014	2,625	2,733
Mohegan Tribal Gaming Authority 7.125% 2014	3,300	2,401
Ziggo Bond Co. BV 8.125% 2018	€2,000	2,370
Boyd Gaming Corp. 7.75% 2012	$1,350	1,343
Boyd Gaming Corp. 6.75% 2014	1,000	880
Clear Channel Worldwide, Series B, 9.25% 20173	2,125	2,146
Seminole Tribe of Florida 5.798% 20133,4	980	976
Seminole Tribe of Florida 7.804% 20203,4	1,170	1,073
Tenneco Automotive Inc. 8.625% 2014	2,000	2,027
MDC Holdings, Inc. 5.50% 2013	1,750	1,815
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	1,850	1,795
Regal Cinemas Corp., Series B, 9.375% 2012	1,000	1,005
Regal Cinemas Corp. 8.625% 2019	625	631
Radio One, Inc. 6.375% 2013	1,650	1,411
American Media Operations, Inc. 14.00% 20132,3,8	2,039	1,315
UPC Germany GmbH 8.125% 20173	900	887
Education Management LLC and Education Management Finance Corp. 8.75% 2014	650	652
		332,198

INDUSTRIALS — 3.12%
Volvo Treasury AB 5.95% 20153	27,560	28,839
Volvo Treasury AB 5.00% 2017	€1,090	1,366
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 20124	$8,627	8,737
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 20124	1,000	1,011
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20144	9,300	9,370
Northwest Airlines, Inc., Term Loan A, 2.29% 20182,4,6	8,274	7,053
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20244	1,298	1,217
Burlington Northern Santa Fe Corp. 7.00% 2014	6,480	7,558
Burlington Northern Santa Fe Corp. 5.65% 2017	5,500	6,156
Burlington Northern Santa Fe Corp. 5.75% 2018	1,505	1,693
Burlington Northern Santa Fe Corp. 4.70% 2019	7,480	7,937
BNSF Funding Trust I 6.613% 20552	1,680	1,604
Continental Airlines, Inc. 8.75% 2011	2,000	2,022
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 20114	1,000	1,004
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 20124	3,570	3,568
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20184	118	110
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20184	764	716
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20194	1,545	1,542
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20194	2,866	2,880
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20204	741	751
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20214	2,348	2,284
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20224	536	542
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20224	1,313	1,231
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20224	2,361	2,389
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20224	1,937	1,990
Lockheed Martin Corp. 4.25% 2019	16,250	17,117
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 20124	1,310	1,323
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 20124	490	491
American Airlines, Inc., Series 2001-2, Class B, 8.608% 20124	1,850	1,829
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20134	8,535	8,716
AMR Corp. 9.00% 2016	1,500	1,297
AMR Corp. 10.20% 2020	1,345	1,063
AMR Corp. 10.00% 2021	1,200	924
Norfolk Southern Corp. 5.75% 2016	5,270	5,986
Norfolk Southern Corp. 7.05% 2037	7,210	8,933
Koninklijke Philips Electronics NV 4.625% 2013	4,300	4,638
Koninklijke Philips Electronics NV 6.875% 2038	7,150	8,849
United Technologies Corp. 4.50% 2020	10,215	11,074
Nielsen Finance LLC, Term Loan A, 2.35% 20132,4,6	2,526	2,382
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	3,000	3,293
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20169	4,200	4,021
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	710	779
DAE Aviation Holdings, Inc. 11.25% 20153	8,255	8,214
TransDigm Inc. 7.75% 20143	8,000	8,060
Union Pacific Corp. 5.125% 2014	2,300	2,524
Union Pacific Corp. 5.75% 2017	1,080	1,221
Union Pacific Corp. 5.70% 2018	3,265	3,663
Canadian National Railway Co. 4.95% 2014	1,430	1,568
Canadian National Railway Co. 5.55% 2018	5,000	5,688
Northrop Grumman Corp. 5.05% 2019	6,180	6,804
Ashtead Group PLC 8.625% 20153	1,000	995
Ashtead Capital, Inc. 9.00% 20163	5,660	5,575
BAE Systems 2001 Asset Trust, Series 2001, Class B, 7.156% 20113,4	755	789
BAE Systems 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 20133,4	1,245	1,334
BAE Systems Holdings Inc. 6.375% 20193	3,860	4,409
Raytheon Co. 4.40% 2020	5,525	5,939
CSX Corp. 6.25% 2015	5,000	5,756
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 20064,5,7	230	—
United Air Lines, Inc., Term Loan B, 2.375% 20142,4,6	4,108	3,561
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20244	2,001	1,856
Kansas City Southern Railway Co. 8.00% 2015	4,500	4,658
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.433% 20142,4,6	312	253
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.533% 20142,4,6	5,397	4,379
ARAMARK Corp., Letter of Credit, 2.223% 20142,4,6	4	4
ARAMARK Corp., Term Loan B, 2.408% 20142,4,6	60	56
ARAMARK Corp. 3.844% 20152	200	185
ARAMARK Corp. 8.50% 2015	2,175	2,208
ARAMARK Corp., Letter of Credit, 3.448% 20162,4,6	126	122
ARAMARK Corp., Term Loan B, 3.783% 20162,4,6	1,915	1,849
US Investigations Services, Inc. 11.75% 20163	3,010	2,747
John Deere Capital Corp. 5.40% 2011	2,000	2,111
John Deere Capital Corp., Series D, 4.50% 2013	500	539
Navistar International Corp. 8.25% 2021	2,500	2,550
Atlas Copco AB 5.60% 20173	2,340	2,537
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	2,325	2,398
RailAmerica, Inc. 9.25% 2017	1,889	1,988
Caterpillar Financial Services Corp., Series F, 6.20% 2013	1,610	1,828
RBS Global, Inc. and Rexnord LLC 8.50% 20183	1,800	1,755
Hutchison Whampoa International Ltd. 6.50% 20133	972	1,065
General Electric Capital Corp., Series A, 0.63% 20182	1,000	873
Waste Management, Inc. 7.375% 2010	650	653
		288,999

UTILITIES — 2.40%
Iberdrola Finance Ireland 3.80% 20143	15,465	15,393
Scottish Power PLC 5.375% 2015	1,230	1,317
Iberdrola Finance Ireland 5.00% 20193	8,500	8,341
National Rural Utilities Cooperative Finance Corp. 2.625% 2012	5,400	5,543
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	10,000	11,064
National Rural Utilities Cooperative Finance Corp. 3.875% 2015	300	316
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	4,000	5,555
Ohio Edison Co. 6.40% 2016	7,750	8,662
Cleveland Electric Illuminating Co. 8.875% 2018	5,000	6,398
Jersey Central Power & Light Co. 7.35% 2019	4,500	5,358
Enel Finance International SA 3.875% 20143	15,455	15,596
ENEL SpA 5.625% 2027	€1,130	1,502
Consumers Energy Co., First Mortgage Bonds, Series P, 5.50% 2016	$4,000	4,432
Consumers Energy Co. 5.65% 2018	940	1,044
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	9,150	10,516
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	2,200	2,375
MidAmerican Energy Co. 5.30% 2018	4,000	4,457
MidAmerican Energy Holdings Co. 5.75% 2018	6,500	7,283
Midwest Generation, LLC, Series B, 8.56% 20164	3,488	3,444
Edison Mission Energy 7.00% 2017	4,050	2,612
Edison Mission Energy 7.20% 2019	5,250	3,255
Edison Mission Energy 7.625% 2027	4,500	2,576
Progress Energy, Inc. 7.05% 2019	10,000	11,834
E.ON International Finance BV 5.80% 20183	9,740	11,005
Veolia Environnement 5.25% 2013	2,070	2,236
Veolia Environnement 6.00% 2018	4,000	4,418
Veolia Environnement 6.125% 2033	€2,740	3,967
Electricité de France SA 6.50% 20193	$9,000	10,490
NRG Energy, Inc. 7.25% 2014	725	737
NRG Energy, Inc. 7.375% 2016	8,675	8,653
Israel Electric Corp. Ltd. 7.70% 20183	500	579
Israel Electric Corp. 7.25% 2019	7,750	8,581
Niagara Mohawk Power 3.553% 20143	2,625	2,696
National Grid PLC 6.30% 2016	2,315	2,617
Consolidated Edison Co. of New York 4.45% 2020	5,000	5,310
Duke Energy Carolinas 4.30% 2020	5,000	5,291
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 4.066% 20142,4,6	3,920	2,912
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	1,475	981
AES Corp. 8.75% 20133	1,833	1,870
AES Corp. 8.00% 2020	2,000	2,020
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	2,850	3,093
Public Service Electric and Gas Co., Series E, 5.30% 2018	2,460	2,703
PG&E Corp. 5.75% 2014	2,000	2,218
Intergen Power 9.00% 20173	1,000	1,000
		222,250

TELECOMMUNICATION SERVICES — 2.35%
Verizon Communications Inc. 3.75% 2011	$7,040	$7,212
Verizon Communications Inc. 7.375% 2013	5,000	5,866
Verizon Communications Inc. 5.55% 2014	2,900	3,254
Verizon Communications Inc. 5.50% 2017	3,450	3,833
Verizon Communications Inc. 8.50% 2018	7,250	9,441
Verizon Communications Inc. 8.75% 2018	3,750	4,882
Olivetti Finance NV 7.25% 2012	€905	1,190
Telecom Italia Capital SA 5.25% 2015	$4,000	4,042
Telecom Italia Capital SA 6.999% 2018	9,250	9,868
Telecom Italia Capital SA 7.175% 2019	6,000	6,470
Telecom Italia Capital SA 6.375% 2033	2,105	1,890
Telecom Italia SpA 7.75% 2033	€1,350	1,877
Telicom Italia Capital SA 6.00% 2034	$3,040	2,612
Telecom Italia Capital SA 7.20% 2036	350	340
Telecom Italia Capital SA 7.721% 2038	4,395	4,513
Telefónica Emisiones, SAU 5.984% 2011	5,000	5,185
Telefónica Emisiones, SAU 4.949% 2015	3,790	3,974
Telefónica Emisiones, SAU 5.134% 2020	18,000	18,076
AT&T Inc. 7.30% 20112	1,850	2,000
AT&T Wireless Services, Inc. 7.875% 2011	1,890	1,977
AT&T Inc. 6.70% 2013	4,000	4,620
SBC Communications Inc. 5.10% 2014	2,700	2,998
AT&T Inc. 5.50% 2018	5,000	5,538
AT&T Inc. 6.55% 2039	6,250	7,025
Nextel Communications, Inc., Series E, 6.875% 2013	6,400	6,232
Nextel Communications, Inc., Series F, 5.95% 2014	195	182
Nextel Communications, Inc., Series D, 7.375% 2015	8,580	8,194
France Télécom 7.75% 20112	1,000	1,044
France Télécom 4.375% 2014	5,520	5,958
France Télécom 5.375% 2019	3,830	4,186
Cricket Communications, Inc. 9.375% 2014	8,580	8,752
MetroPCS Wireless, Inc. 9.25% 2014	4,400	4,554
MetroPCS Wireless, Inc. 9.25% 2014	3,575	3,700
Koninklijke KPN NV 8.375% 2030	5,500	7,221
Vodafone Group PLC 5.625% 2017	6,500	7,139
American Tower Corp. 4.625% 2015	6,475	6,743
Deutsche Telekom International Finance BV 5.875% 2013	1,400	1,534
Deutsche Telekom International Finance BV 6.75% 2018	4,000	4,642
Singapore Telecommunications Ltd. 6.375% 20113	5,000	5,332
Wind Acquisition SA 11.75% 20173	4,550	4,686
New Communications Holdings 7.875% 20153	1,175	1,190
New Communications Holdings 8.25% 20173	2,750	2,774
SBA Telecommunications, Inc. 8.00% 20163	3,300	3,432
Clearwire Communications LLC/Finance 12.00% 20153	3,250	3,238
Windstream Corp. 8.625% 2016	2,800	2,835
Rogers Wireless Inc. 7.25% 2012	2,500	2,799
Crown Castle International Corp. 9.00% 2015	700	744
Crown Castle International Corp. 7.125% 2019	1,000	982
Sorenson Communications 10.50% 20153	1,025	651
Hawaiian Telcom Communications, Inc. 8.765% 20132,7	2,195	49
Hawaiian Telcom Communications, Inc. 9.75% 20137	2,870	65
Hawaiian Telcom Communications, Inc., Series B, 12.50% 20157	1,125	—
		217,541

ENERGY — 2.10%
Kinder Morgan Energy Partners LP 6.00% 2017	380	415
Kinder Morgan Energy Partners LP 6.85% 2020	15,780	17,991
Kinder Morgan Energy Partners LP 6.50% 2037	900	920
Kinder Morgan Energy Partners LP 6.95% 2038	7,000	7,462
Gazprom OJSC 9.25% 2019	13,715	15,841
Gazprom OJSC, Series 2, 8.625% 20343	1,495	1,721
Gazprom OJSC 7.288% 2037	6,540	6,488
Gazprom OJSC 7.288% 20373	2,000	1,984
TransCanada PipeLines Ltd. 6.50% 2018	10,900	12,789
TransCanada PipeLines Ltd. 6.35% 20672	13,395	11,954
Enbridge Energy Partners, LP, Series B, 6.50% 2018	7,940	8,901
Enbridge Energy Partners, LP 9.875% 2019	10,500	13,817
Chevron Corp. 4.95% 2019	12,230	13,472
Shell International Finance BV 4.00% 2014	4,860	5,145
Shell International Finance BV 3.10% 2015	7,500	7,625
StatoilHydro ASA 2.90% 2014	3,110	3,183
StatoilHydro ASA 5.25% 2019	6,130	6,736
Rockies Express Pipeline LLC 6.25% 20133	5,000	5,324
Rockies Express Pipeline LLC 6.85% 20183	4,300	4,537
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 20153	2,950	2,972
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 20203	6,035	6,183
Sunoco, Inc. 9.625% 2015	5,750	6,822
Sunoco, Inc. 5.75% 2017	2,000	2,024
Petrobras International 5.75% 2020	4,800	4,858
Petrobras International 6.875% 2040	2,240	2,270
Williams Companies, Inc. 6.375% 20103	1,000	1,009
Williams Companies, Inc. 7.875% 2021	3,403	3,908
Williams Companies, Inc. 8.75% 2032	1,777	2,079
Devon Energy Corp. 6.30% 2019	5,905	6,852
Ras Laffan Liquefied Natural Gas III 5.832% 20164	2,000	2,132
Ras Laffan Liquefied Natural Gas II 5.298% 20204	1,095	1,138
Husky Energy Inc. 7.25% 2019	2,090	2,530
Petroleum Export Ltd., Class A-3, 5.265% 20113,4	1,466	1,463
Qatar Petroleum 5.579% 20113,4	889	907
Petroplus Finance Ltd. 9.375% 20193	950	822
		194,274

HEALTH CARE — 1.64%
Roche Holdings Inc. 6.00% 20193	23,070	26,898
Biogen Idec Inc. 6.00% 2013	14,000	15,409
Novartis Capital Corp. 1.90% 2013	10,000	10,158
Novartis Securities Investment Ltd. 5.125% 2019	4,270	4,788
Pfizer Inc. 6.20% 2019	8,930	10,631
Schering-Plough Corp. 5.375% 2014	€3,955	5,444
Schering-Plough Corp. 6.00% 2017	$2,840	3,341
Express Scripts Inc. 5.25% 2012	5,460	5,836
Express Scripts Inc. 6.25% 2014	2,020	2,289
VWR Funding, Inc., Series B, 10.25% 20152,8	7,732	7,848
Hospira, Inc. 6.40% 2015	4,081	4,641
Hospira, Inc. 6.05% 2017	2,810	3,168
PTS Acquisition Corp. 9.50% 20152,8	8,062	7,719
Boston Scientific Corp. 4.50% 2015	1,200	1,180
Boston Scientific Corp. 6.00% 2020	6,390	6,356
Boston Scientific Corp. 7.375% 2040	161	164
Abbott Laboratories 5.125% 2019	5,000	5,589
Elan Finance PLC and Elan Finance Corp. 4.663% 20132	2,440	2,342
Elan Finance PLC and Elan Finance Corp. 8.75% 20163	2,600	2,538
Quintiles Transnational 9.50% 20142,3,8	4,210	4,242
Cardinal Health, Inc. 4.00% 2015	2,715	2,824
Cardinal Health, Inc. 5.80% 2016	1,235	1,385
HealthSouth Corp. 10.75% 2016	3,715	4,031
HCA Inc. 9.125% 2014	580	608
HCA Inc. 9.25% 2016	680	722
HCA Inc. 9.625% 20162,8	715	767
HCA Inc., Term Loan B2, 3.783% 20172,4,6	1,910	1,828
WellPoint, Inc. 5.25% 2016	3,000	3,288
Surgical Care Affiliates, Inc. 10.00% 20173	2,500	2,481
Tenet Healthcare Corp. 7.375% 2013	1,000	1,005
Tenet Healthcare Corp. 9.25% 2015	1,245	1,292
Patheon Inc. 8.625% 20173	1,630	1,626
		152,438

CONSUMER STAPLES — 1.62%
Anheuser-Busch InBev NV 7.20% 20143	5,000	5,754
Anheuser-Busch InBev NV 3.625% 20153	5,050	5,175
Anheuser-Busch InBev NV 4.125% 2015	10,000	10,479
Anheuser-Busch InBev NV 6.875% 20193	3,320	3,836
Anheuser-Busch InBev NV 7.75% 20193	10,315	12,540
Anheuser-Busch InBev NV 5.375% 2020	4,500	4,858
CVS Caremark Corp. 4.75% 2020	6,300	6,462
CVS Caremark Corp. 6.943% 20304	7,905	8,742
Kroger Co. 5.00% 2013	4,500	4,820
Kroger Co. 7.50% 2014	5,650	6,608
Kroger Co. 6.40% 2017	1,880	2,192
Altria Group, Inc. 9.70% 2018	5,000	6,341
Altria Group, Inc. 9.25% 2019	5,750	7,188
Wal-Mart Stores, Inc. 5.375% 2017	2,605	2,991
Wal-Mart Stores, Inc. 5.80% 2018	7,395	8,725
Tesco PLC 5.50% 20173	10,035	11,170
Tesco PLC 5.50% 2033	£330	502
British American Tobacco International Finance PLC 9.50% 20183	$8,137	10,679
Kraft Foods Inc. 2.625% 2013	5,110	5,210
Kraft Foods Inc. 5.375% 2020	3,170	3,403
Stater Bros. Holdings Inc. 8.125% 2012	4,550	4,573
Stater Bros. Holdings Inc. 7.75% 2015	1,425	1,429
SUPERVALU INC. 7.50% 2012	585	605
Albertson's, Inc. 7.25% 2013	1,790	1,830
SUPERVALU INC. 8.00% 2016	1,950	1,940
Constellation Brands, Inc. 7.25% 2017	4,000	4,075
Tyson Foods, Inc. 7.85% 20162	3,355	3,665
Safeway Inc. 6.25% 2014	1,420	1,617
BFF International Ltd. 7.25% 20203	1,400	1,442
Diageo Capital PLC 5.75% 2017	1,000	1,133
		149,984

INFORMATION TECHNOLOGY — 0.93%
NXP BV and NXP Funding LLC 3.053% 20132	7,025	6,033
NXP BV and NXP Funding LLC 10.00% 201310	8,398	8,986
NXP BV and NXP Funding LLC 7.875% 2014	8,095	7,468
Jabil Circuit, Inc. 8.25% 2018	8,300	8,839
First Data Corp., Term Loan B2, 3.097% 20142,4,6	5,852	4,930
First Data Corp. 9.875% 2015	4,625	3,492
First Data Corp. 10.55% 20158	184	136
Freescale Semiconductor, Inc. 9.875% 20142,8	2,675	2,408
Freescale Semiconductor, Inc., Term Loan, 4.604% 20162,4,6	1,011	892
Freescale Semiconductor, Inc. 10.125% 2016	774	623
Freescale Semiconductor, Inc. 10.125% 20183	3,375	3,459
Western Union Co. 5.93% 2016	6,000	6,742
Sanmina-SCI Corp. 3.287% 20142,3	2,275	2,116
Sanmina-SCI Corp. 8.125% 2016	4,525	4,480
Advanced Micro Devices, Inc. 8.125% 20173	6,175	6,175
Oracle Corp. 6.50% 2038	5,000	6,089
National Semiconductor Corp. 6.15% 2012	4,500	4,821
KLA-Tencor Corp. 6.90% 2018	3,750	4,201
SunGard Data Systems Inc. 9.125% 2013	2,500	2,553
Electronic Data Systems Corp., Series B, 6.00% 20132	1,500	1,692
		86,135

MATERIALS — 0.69%
Dow Chemical Co. 8.55% 2019	11,820	14,492
Dow Chemical Co. 9.40% 2039	5,975	8,335
Rio Tinto Finance (USA) Ltd. 9.00% 2019	8,030	10,555
Ball Corp. 7.125% 2016	2,705	2,844
Ball Corp. 7.375% 2019	2,000	2,090
Ball Corp. 6.75% 2020	1,465	1,487
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	5,725	6,306
International Paper Co. 7.40% 2014	500	570
International Paper Co. 7.50% 2021	2,835	3,326
Reynolds Group 7.75% 20163	3,425	3,365
Owens-Brockway Glass Container Inc. 6.75% 2014	1,600	1,636
Owens-Brockway Glass Container Inc. 6.75% 2014	€1,250	1,528
CRH Finance BV 7.375% 20142	2,000	2,801
Rockwood Specialties Group, Inc. 7.625% 2014	1,500	1,834
LBI Escrow Corp 8.00% 20173	$1,530	1,580
Graphic Packaging International, Inc. 9.50% 2017	875	919
		63,668

ASSET-BACKED OBLIGATIONS4 — 0.21%
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 2011	823	829
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 2012	629	633
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	1,870	1,933
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016	2,750	2,917
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	2,774	2,789
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	2,689	2,727
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 20143	2,445	2,472
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 2023	1,500	1,716
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.49% 20372	1,407	1,079
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 20372	1,500	882
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 20123	654	665
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	333	335
Capital One Auto Finance Trust, Series 2007-B, Class A3A, MBIA insured, 5.03% 2012	216	217
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 20173	184	183
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.447% 20372	1,685	83
		19,460

MUNICIPALS — 0.14%
State of Texas, Board of Regents of the University of Texas System, Revenue Financing System Taxable Bonds
(Build America Bonds-Direct Payment), Series 2010-D, 3.076% 2016	10,450	10,547
State of North Carolina, Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Federally Taxable,
Series 2003-E, 5.55% 2014	1,625	1,762
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	969	865
		13,174

Total bonds, notes & other debt instruments (cost: $8,412,412,000)		8,697,272

		Value
Preferred stocks — 0.78%	Shares	(000)

FINANCIALS — 0.78%
SMFG Preferred Capital USD 3 Ltd. 9.50%2,3	10,493,000	$11,385
SMFG Preferred Capital GBP 2 Ltd. 10.231%2	1,400,000	2,237
Wells Fargo & Co., Series K, 7.98%2	5,500,000	5,692
Wachovia Capital Trust III 5.80%2	1,200,000	966
Barclays Bank PLC 7.434%2,3	5,000,000	4,500
Barclays Bank PLC 6.86%2,3	2,000,000	1,630
Société Générale 5.922%2,3	7,430,000	5,632
Lloyds Banking Group PLC, Series A, 6.413%2,3,11	5,260,000	2,683
Lloyds Banking Group PLC 6.657% preference shares2,3,11	5,240,000	2,672
Bank of America Corp., Series K, 8.00% noncumulative2	5,500,000	5,320
Catlin Insurance Ltd. 7.249%2,3	6,500,000	5,249
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative2,11	7,750,000	5,023
PNC Preferred Funding Trust III 8.70%2,3	4,100,000	4,117
RBS Capital Trust II 6.425% noncumulative trust2,11	6,200,000	3,131
Royal Bank of Scotland Group PLC 5.512% noncumulative trust2	700,000	357
ING Capital Funding Trust III 8.439% noncumulative2	2,700,000	2,362
BNP Paribas 7.195%2,3	1,300,000	1,144
BNP Paribas Capital Trust 9.003% noncumulative trust2,3	850,000	839
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual capital securities3	65,000	1,686
Resona Preferred Global Securities (Cayman) Ltd. 7.191%2,3	1,502,000	1,384
HVB Funding Trust III 9.00% 20312,3	1,299,000	1,189
QBE Capital Funding II LP 6.797%2,3	1,415,000	1,159
AXA SA, Series B, 6.379%2,3	1,095,000	869
Banco Bilbao Vizcaya Argentaria, SA, 5.919%2	798,000	580
		71,806

MISCELLANEOUS — 0.00%
Other preferred stocks in initial period of acquisition		403

Total preferred stocks (cost: $68,474,000)		72,209

Common stocks — 0.03%

MATERIALS — 0.02%
Georgia Gulf Corp.11	99,055	1,321

CONSUMER DISCRETIONARY — 0.00%
Adelphia Recovery Trust, Series ACC-111	2,409,545	65
Adelphia Recovery Trust, Series ACC-6B5,11	500,000	2
American Media Operations, Inc.5,10,11	32,601	—
		67

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc.11	1,134	1

HEALTH CARE — 0.00%
Clarent Hospital Corp. Liquidating Trust5,11	16,114	1

MISCELLANEOUS — 0.01%
Other common stocks in initial period of acquisition		1,022

Total common stocks (cost: $3,094,000)		2,412

	Principal amount	Value
Short-term securities — 17.38%	(000)	(000)

Freddie Mac 0.15%–0.31% due 7/13/2010–1/19/2011	$345,013	$344,760
Federal Home Loan Bank 0.10%–0.20% due 7/14–9/10/2010	271,900	271,854
Fannie Mae 0.175%–0.24% due 7/14–9/27/2010	235,400	235,357
U.S. Treasury Bills 0.09%–0.325% due 8/12–9/23/2010	122,700	122,672
Private Export Funding Corp. 0.28%–0.33% due 8/4–8/30/20103	111,650	111,596
Wal-Mart Stores Inc. 0.09% due 7/20/20103	100,000	99,995
Hewlett-Packard Co. 0.16%–0.24% due 7/7–7/23/20103	70,500	70,495
Straight-A Funding LLC 0.38%–0.40% due 8/10–9/8/20103	63,800	63,765
Johnson & Johnson 0.16%–0.19% due 8/5/20103	56,300	56,290
Jupiter Securitization Co., LLC 0.45% due 9/8/20103	50,000	49,951
Abbott Laboratories 0.20% due 8/16/20103	45,000	44,988
Emerson Electric Co. 0.20% due 8/9/20103	30,000	29,993
NetJets Inc. 0.25% due 7/7/20103	29,000	28,999
General Electric Co. 0.08% due 7/1/2010	27,300	27,300
International Bank for Reconstruction and Development 0.35% due 8/20/2010	23,000	22,997
AT&T Inc. 0.19% due 7/13/20103	17,700	17,699
United Technologies Corp. 0.17% due 7/22/20103	10,600	10,599

Total short-term securities (cost: $1,609,245,000)		1,609,310

Total investment securities (cost: $10,093,225,000)		10,381,203
Other assets less liabilities		(1,121,041)

Net assets		$9,260,162

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Index-linked bond whose principal amount moves with a government retail price index.
2Coupon rate may change periodically.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,420,165,000, which represented 15.34% of the net assets of the fund.

4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $66,411,000, which represented .72% of the net assets of the fund.

6Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $53,208,000, which represented .57% of the net assets of the fund.

7Scheduled interest and/or principal payment was not received.
8Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
9Step bond; coupon rate will increase at a later date.
10Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets

NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	$6,888	$8,986	.10%
American Media Operations, Inc.	1/30/2009	—	—	.00

Total restricted securities		$6,888	$8,986	.10%

11Security did not produce income during the last 12 months.

Key to symbols and abbreviations

A$ = Australian dollars
C$ = Canadian dollars
DKr = Danish kroner
€ = Euros
£ = British pounds
HUF = Hungarian forints
ILS = Israeli shekels
¥ = Japanese yen
KRW = South Korean won
MXN = Mexican pesos
MYR = Malaysian ringgits
PLN = Polish zloty
SKr = Swedish kronor

Global Bond Fund
Investment portfolio

June 30, 2010
 unaudited

Bonds, notes & other debt instruments — 93.85%	Principal amount (000)	Value (000)

EUROS — 23.13%
German Government, Series 151, 4.25% 2012	€60	US$ 79
German Government, Series 02, 5.00% 2012	2,100	2,793
German Government, Series 03, 3.75% 2013	2,359	3,133
German Government 4.50% 2013	5,025	6,718
German Government 4.25% 2014	2,495	3,417
German Government, Series 05, 3.25% 2015	4,055	5,365
German Government, Series 4, 3.75% 2015	4,375	5,904
German Government, Series 6, 4.00% 2016	12,500	17,190
German Government, Series 06, 3.75% 2017	9,000	12,205
German Government 4.25% 2017	8,400	11,719
German Government, Series 7, 4.00% 2018	7,155	9,817
German Government 3.75% 2019	13,090	17,668
German Government 6.25% 2030	9,700	16,992
German Government, Series 03, 4.75% 2034	3,695	5,601
Irish Government 5.00% 2013	6,000	7,594
Irish Government 4.00% 2014	10,455	12,824
Irish Government 4.50% 2018	1,415	1,653
Irish Government 4.40% 2019	715	814
Irish Government 5.90% 2019	1,500	1,891
Irish Government 5.00% 2020	17,850	20,720
Spanish Government 3.30% 2014	6,700	8,116
Spanish Government 3.00% 2015	10,625	12,696
Spanish Government 4.60% 2019	6,400	7,878
Spanish Government 4.20% 2037	3,950	4,035
Netherlands Government Eurobond 4.25% 2013	7,390	9,899
Netherlands Government Eurobond 4.50% 2017	7,815	10,930
Netherlands Government Eurobond 7.50% 2023	625	1,124
Netherlands Government Eurobond 5.50% 2028	5,300	8,425
Italian Government 3.75% 2011	1,220	1,514
Italian Government 3.75% 2013	4,000	5,070
Italian Government 4.50% 2019	6,050	7,719
French Government B.T.A.N. Eurobond 4.50% 2013	8,250	11,072
French Government O.A.T. Eurobond 4.00% 2014	1,960	2,621
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 944, 4.50% 20131	2,000	2,630
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 1043, 4.00% 20161	3,500	4,674
Allied Irish Banks, PLC 12.50% 2019	5,070	6,264
Dexia Municipal Agency 4.50% 20171	4,250	5,654
Canadian Government 3.50% 2020	4,000	5,218
Royal Bank of Scotland PLC 6.934% 2018	3,875	4,690
Barclays Bank PLC 4.00% 20191	3,450	4,330
Barclays Bank PLC 4.50% 20192	150	182
Portuguese Government 4.80% 2020	3,825	4,423
Finland (Republic of) 5.375% 2013	2,340	3,230
Merrill Lynch & Co., Inc. 4.625% 2018	2,575	2,882
KfW 4.375% 2013	2,050	2,740
Société Générale 6.999% (undated)2	550	568
Société Générale 9.375% (undated)2	1,750	2,170
Koninklijke KPN NV 6.50% 2016	650	931
Koninklijke KPN NV 4.75% 2017	1,250	1,646
Schering-Plough Corp. 5.375% 2014	1,795	2,471
Austrian Government, Series 2, 4.65% 2018	1,650	2,271
Iberdrola Finanzas, SAU 7.50% 2015	1,500	2,179
Siemens AG 5.125% 2017	1,500	2,090
Wal-Mart Stores, Inc. 4.875% 2029	1,500	2,009
Northern Rock PLC, Series 7, 4.125% 20171	1,650	1,964
Croatian Government 5.00% 2014	460	578
Croatian Government 6.50% 2015	1,000	1,270
Bank of Ireland 10.00% 2020	1,460	1,821
Bayerische Hypo- und Vereinsbank AG 6.00% 2014	250	323
UniCredito Italiano SpA 3.95% 2016	300	352
UniCredito Italiano SpA 5.75% 2017	850	1,084
European Investment Bank 4.25% 2014	1,300	1,746
Bank Nederlandse Gemeenten 3.75% 2014	1,320	1,732
CRH Finance BV 7.375% 20142	1,235	1,730
Polish Government 5.875% 2014	1,250	1,695
Standard Chartered Bank 5.875% 2017	1,250	1,655
PLD International Finance LLC 4.375% 2011	1,250	1,551
AT&T Inc. 6.125% 2015	1,000	1,410
France Télécom 7.25% 2013	500	690
France Télécom 5.625% 2018	500	709
Volvo Treasury AB 5.00% 2017	1,105	1,385
Greek Government 6.10% 2015	65	65
Greek Government 6.00% 2019	1,315	1,167
Bank of Scotland PLC 5.625% 2013	775	1,009
HBOS PLC 4.375% 20192	155	165
Telecom Italia SpA 7.75% 2033	800	1,112
Novartis Finance SA, 4.25% 2016	750	1,006
FCE Bank PLC 7.125% 2013	700	865
NXP BV and NXP Funding LLC 3.394% 20132	250	263
NXP BV and NXP Funding LLC 8.625% 2015	450	462
Veolia Environnement 4.875% 2013	150	198
Veolia Environnement 6.125% 2033	305	442
Verizon Communications Inc. 8.75% 2015	350	556
GlaxoSmithKline Capital PLC 5.125% 2012	400	528
Edcon (Proprietary) Ltd. 3.969% 20142	500	437
ENEL SpA 5.625% 2027	320	425
Anheuser-Busch InBev NV 8.625% 2017	250	405
Smurfit Kappa Acquisition 7.25% 2017	100	124
Smurfit Kappa Acquisition 7.75% 2019	100	122
DaimlerChrysler North America Holding Corp. 4.25% 2011	190	240
Ireland Government Agency-Guaranteed, Anglo Irish Bank Corp. plc 1.029% 20162	500	232
NGG Finance PLC 6.125% 2011	150	193
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	70	88
		350,247

JAPANESE YEN — 6.67%
Japanese Government, Series 231, 1.30% 2011	¥1,163,950	13,311
Japanese Government, Series 238, 1.40% 2012	295,000	3,408
Japanese Government, Series 248, 0.70% 2013	620,000	7,114
Japanese Government, Series 264, 1.50% 2014	131,300	1,561
Japanese Government, Class 4, 0.50% 20153	145,435	1,571
Japanese Government, Series 269, 1.30% 2015	1,895,000	22,395
Japanese Government, Series 284, 1.70% 2016	3,062,650	37,259
Japanese Government, Series 288, 1.70% 2017	215,000	2,617
Japanese Government, Series 296, 1.50% 2018	134,250	1,604
Japanese Government, Series 21, 2.30% 2035	511,400	6,225
Japanese Government 2.40% 2038	313,200	3,869
		100,934

POLISH ZLOTY — 4.29%
Polish Government, Series 0414, 5.75% 2014	PLN144,950	43,427
Polish Government, Series 1017, 5.25% 2017	75,030	21,583
		65,010

SOUTH KOREAN WON — 4.14%
South Korean Government, Series 1303, 5.25% 2013	KRW 4,490,000	3,806
South Korean Government, Series 1309, 5.75% 2013	13,550,000	11,691
South Korean Government 4.25% 2014	8,260,000	6,770
South Korean Government 4.75% 2014	9,360,000	7,838
South Korean Government 5.00% 2014	7,480,000	6,286
South Korean Government 5.50% 2017	13,374,060	11,497
South Korean Government 5.75% 2018	17,100,000	14,810
		62,698

MEXICAN PESOS — 3.04%
United Mexican States Government, Series M, 7.50% 2012	MXN 45,000	3,643
United Mexican States Government, Series MI10, 9.50% 2014	157,500	13,789
United Mexican States Government, Series M10, 8.00% 2015	93,300	7,775
United Mexican States Government, Series M10, 7.25% 2016	44,000	3,530
United Mexican States Government, Series M10, 7.75% 2017	145,400	11,955
United Mexican States Government, Series M20, 10.00% 2024	6,800	658
United Mexican States Government, Series M30, 10.00% 2036	48,000	4,710
		46,060

CANADIAN DOLLARS — 2.00%
Canadian Government 5.25% 2012	$ C 3,250	3,280
Canadian Government 2.00% 2014	14,390	13,407
Canadian Government 4.50% 2015	4,340	4,499
Canadian Government 4.25% 2018	500	516
Canadian Government 5.75% 2029	500	608
Province of Manitoba 4.25% 2018	2,000	1,966
Canadian Imperial Bank 5.00% 2012	1,000	994
Hydro One Inc. 5.49% 2040	750	745
Rogers Communications Inc. 5.80% 2016	625	639
Province of New Brunswick 6.75% 2017	500	564
Interprovincial Pipe Line Inc., Series K, 8.20% 2024	375	473
Province of Ontario, Series HC, 9.50% 2022	250	353
Province of Ontario 4.60% 2039	125	118
Province De Québec 9.375% 2023	250	350
Wells Fargo & Co. 6.05% 2012	250	252
Bank of Nova Scotia 5.04% 2013	250	251
Toronto-Dominion Bank 4.854% 2013	250	249
GE Capital Canada Funding Co., Series A, 5.29% 2012	250	248
Canada Housing Trust 4.10% 2018	250	246
Thomson Reuters Corp. 5.70% 2015	150	157
Bank of Montreal 5.18% 2015	150	153
Royal Bank of Canada 5.20% 2012	150	150
TransCanada PipeLines Ltd. 5.05% 2014	125	126
		30,344

MALAYSIAN RINGGITS — 1.90%
Malaysian Government, Series 509, 3.21% 2013	MYR14,000	US$ 4,324
Malaysian Government, Series 204, 5.094% 2014	7,860	2,576
Malaysian Government, Series 0409, 3.741% 2015	13,045	4,069
Malaysian Government, Series 0207, 3.814% 2017	28,435	8,822
Malaysian Government, Series 0210, 4.012% 2017	23,500	7,359
Malaysian Government, Series 2/03, 4.24% 2018	5,000	1,587
		28,737

BRITISH POUNDS — 1.72%
United Kingdom 4.25% 2011	£1,000	1,532
United Kingdom 2.75% 2015	2,025	3,117
United Kingdom 4.00% 2016	4,945	8,008
United Kingdom 3.75% 2019	710	1,098
United Kingdom 4.50% 2019	3,105	5,093
United Kingdom 6.00% 2028	2,000	3,758
United Kingdom 4.75% 2030	1,000	1,624
RSA Insurance Group PLC 9.375% 20392	569	1,009
AXA SA, Series 22, 6.667% (undated)2	400	490
Wal-Mart Stores, Inc. 5.625% 2034	100	163
Tesco PLC 5.50% 2033	100	152
		26,044

DANISH KRONER — 1.20%
Kingdom of Denmark 4.00% 2012	DKr41,000	7,209
Kingdom of Denmark 5.00% 2013	19,985	3,688
Nykredit, Series 3D, 5.00% 20381	42,704	7,276
		18,173

AUSTRALIAN DOLLARS — 1.06%
Queensland Treasury Corp., Series 15, 6.00% 2015	$ A7,425	6,467
Queensland Treasury Corp., Series 17, 6.00% 2017	2,040	1,775
New South Wales Treasury Corp., Series 17, 5.50% 2017	5,250	4,445
European Investment Bank 6.125% 2017	3,300	2,819
Countrywide Financial Corp. 6.25% 2010	600	505
		16,011

HUNGARIAN FORINTS — 1.04%
Hungarian Government, Series 14/C, 5.50% 2014	HUF 971,600	3,938
Hungarian Government, Series 15/A, 8.00% 2015	2,380,000	10,450
Hungarian Government, Series 17/B, 6.75% 2017	328,100	1,343
		15,731

NORWEGIAN KRONER — 0.90%
Norwegian Government 6.50% 2013	NKr73,750	12,638
KfW 5.00% 2015	5,500	905
		13,543

SWEDISH KRONOR — 0.80%
Swedish Government, Series 124, 4.00% 20121	SKr18,000	2,394
Swedish Government, Series 1041, 6.75% 2014	41,010	6,208
Swedish Government, Series 1049, 4.50% 2015	25,000	3,566
		12,168

SINGAPORE DOLLARS — 0.59%
Singapore (Republic of) 3.125% 2011	$ S4,700	3,414
Singapore (Republic of) 3.75% 2016	6,765	5,531
		8,945

ISRAELI SHEKELS — 0.43%
Israeli Government 4.50% 2015	ILS 4,485	US$1,212
Israeli Government 5.50% 2017	18,860	5,267
		6,479

TURKISH LIRAS — 0.36%
Turkey (Republic of) 10.00% 20123	TRY3,872	2,844
Turkey (Republic of) 11.00% 2014	4,000	2,662
		5,506

BRAZILIAN REAIS — 0.24%
Brazil (Federal Republic of) 10.00% 2012	BRL4,000	2,155
Brazilian Treasury Bill 6.00% 20153	1,918	1,041
Brazil (Federal Republic of) 10.00% 2017	1,000	502
		3,698

INDONESIAN RUPIAH — 0.23%
Indonesia (Republic of), Series 23, 11.00% 2012	IDR 4,320,000	519
Indonesia (Republic of), Series 33, 12.50% 2013	10,958,000	1,369
Indonesia (Republic of), Series 20, 14.275% 2013	2,230,000	298
Indonesia (Republic of), Series 51, 11.25% 2014	1,330,000	166
Indonesia (Republic of), Series 30, 10.75% 2016	8,460,000	1,063
		3,415

EGYPTIAN POUNDS — 0.15%
Egypt (Arab Republic of), Series 364, 0% 2011	EGP7,075	1,145
Egypt (Arab Republic of) 11.50% 2011	125	23
Egypt (Arab Republic of) 11.35% 2013	6,500	1,145
		2,313

THAI BAHT — 0.13%
Thai Government, Series 33, 5.375% 2011	THB 7,000	227
Thai Government 5.25% 2014	16,000	542
Thai Government 3.625% 2015	37,750	1,204
		1,973

DOMINICAN PESOS — 0.01%
Cervecería Nacional Dominicana, C. por A. 16.00% 20124	DOP3,279	81

ARGENTINE PESOS — 0.00%
Argentina (Republic of) 5.83% 20331,3,5	ARS308	36

U.S. DOLLARS — 39.82%
U.S. Treasury 5.75% 2010	US$1,000	1,007
U.S. Treasury 0.75% 2011	6,680	6,706
U.S. Treasury 4.50% 2011	1,185	1,218
U.S. Treasury 4.625% 2011	7,900	8,394
U.S. Treasury 1.00% 2012	4,460	4,494
U.S. Treasury 2.00% 20123	4,297	4,456
U.S. Treasury 1.875% 20133	5,935	6,290
U.S. Treasury 2.00% 2013	450	462
U.S. Treasury 2.75% 2013	4,500	4,737
U.S. Treasury 3.875% 2013	4,780	5,164
U.S. Treasury 2.00% 20143	4,129	4,406
U.S. Treasury 1.875% 20153	1,401	1,504
U.S. Treasury 4.00% 2015	5,460	6,027
U.S. Treasury 4.25% 2015	4,500	5,033
U.S. Treasury 2.625% 2016	1,000	1,029
U.S. Treasury 3.125% 2016	19,250	20,197
U.S. Treasury 3.25% 2016	25,750	27,147
U.S. Treasury 3.25% 2016	8,500	9,030
U.S. Treasury 5.125% 2016	8,000	9,338
U.S. Treasury 7.50% 2016	4,400	5,767
U.S. Treasury 4.625% 2017	980	1,120
U.S. Treasury 4.75% 2017	2,375	2,746
U.S. Treasury 8.875% 2017	8,000	11,398
U.S. Treasury 3.75% 2018	2,000	2,155
U.S. Treasury 3.875% 2018	3,000	3,279
U.S. Treasury 3.125% 2019	19,218	19,622
U.S. Treasury 3.625% 2019	2,245	2,374
U.S. Treasury 3.625% 2020	5,600	5,917
U.S. Treasury 7.875% 2021	1,250	1,790
U.S. Treasury 5.25% 2029	1,000	1,204
U.S. Treasury 3.50% 2039	1,500	1,394
U.S. Treasury 4.25% 2039	470	497
U.S. Treasury 4.50% 2039	6,750	7,437
U.S. Treasury 4.625% 2040	9,000	10,120
Fannie Mae 4.00% 20241	225	235
Fannie Mae 4.50% 20241	2,635	2,783
Fannie Mae 4.50% 20241	901	952
Fannie Mae 4.50% 20241	143	151
Fannie Mae 4.50% 20241	140	148
Fannie Mae 4.50% 20241	130	137
Fannie Mae 4.00% 20251	7,469	7,774
Fannie Mae 4.00% 20251	4,862	5,066
Fannie Mae 4.00% 20251	3,000	3,117
Fannie Mae 4.50% 20251	3,445	3,635
Fannie Mae 4.50% 20251	376	398
Fannie Mae 5.00% 20351	1,635	1,733
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 20361	273	245
Fannie Mae 6.00% 20361	1,369	1,492
Fannie Mae 6.00% 20361	166	180
Fannie Mae 6.50% 20361	1,216	1,340
Fannie Mae 5.765% 20371,2	1,831	1,950
Fannie Mae 4.50% 20381	823	856
Fannie Mae 5.00% 20381	944	1,000
Fannie Mae 5.31% 20381,2	748	795
Fannie Mae 6.00% 20381	2,935	3,190
Fannie Mae 6.00% 20381	933	1,016
Fannie Mae 6.00% 20381	697	757
Fannie Mae 3.603% 20391,2	22	23
Fannie Mae 3.607% 20391,2	55	57
Fannie Mae 3.646% 20391,2	35	37
Fannie Mae 3.763% 20391,2	26	28
Fannie Mae 3.782% 20391,2	547	570
Fannie Mae 3.83% 20391,2	20	21
Fannie Mae 3.841% 20391,2	14	14
Fannie Mae 3.88% 20391,2	301	316
Fannie Mae 3.91% 20391,2	20	21
Fannie Mae 3.937% 20391,2	370	389
Fannie Mae 3.951% 20391,2	15	15
Fannie Mae 6.00% 20391	189	205
Fannie Mae 3.622% 20401,2	36	37
Fannie Mae 4.50% 20401	2,000	2,073
Fannie Mae 5.00% 20401	7,502	7,938
Fannie Mae 6.00% 20401	4,000	4,339
Freddie Mac 4.00% 20251	2,205	2,293
Freddie Mac 4.00% 20251	1,750	1,817
Freddie Mac 4.50% 20251	8,647	9,132
Freddie Mac 4.50% 20251	4,330	4,573
Freddie Mac, Series 3213, Class OG, principal only, 0% 20361	68	57
Freddie Mac, Series 3292, Class BO, principal only, 0% 20371	534	465
Freddie Mac 6.00% 20371	1,460	1,585
Freddie Mac 6.00% 20371	219	237
Freddie Mac 5.00% 20381	491	520
Freddie Mac 5.00% 20381	188	199
Freddie Mac 5.008% 20381,2	498	530
Freddie Mac 6.00% 20381	134	145
Freddie Mac 3.571% 20391,2	9	10
Freddie Mac 3.757% 20391,2	16	17
Freddie Mac 3.843% 20391,2	14	15
Freddie Mac 6.50% 20391	4,247	4,664
Anheuser-Busch InBev NV 3.625% 20154	980	1,004
Anheuser-Busch InBev NV 6.875% 20194	290	335
Anheuser-Busch InBev NV 7.75% 20194	2,195	2,669
Anheuser-Busch InBev NV 5.375% 2020	1,600	1,727
HBOS PLC 6.75% 20184	4,850	4,546
HBOS PLC 6.00% 20334	1,500	1,099
Government National Mortgage Assn. 4.50% 20401	4,390	4,574
Government National Mortgage Assn. 4.50% 20401	988	1,030
Comcast Corp. 5.30% 2014	750	824
Comcast Corp. 6.30% 2017	670	766
Comcast Corp. 5.875% 2018	1,760	1,961
Comcast Corp. 6.45% 2037	250	271
Comcast Corp. 6.95% 2037	820	936
Comcast Corp. 6.40% 2040	750	810
UBS AG 3.875% 2015	2,000	1,992
UBS AG 5.875% 2017	3,145	3,334
Polish Government 6.375% 2019	4,415	4,906
Hungarian Government 6.25% 2020	4,850	4,790
ProLogis 7.625% 2014	600	637
ProLogis 5.625% 2016	120	113
ProLogis 6.625% 2018	830	792
ProLogis 7.375% 2019	2,750	2,698
ProLogis 6.875% 2020	420	398
Verizon Communications Inc. 3.75% 2011	1,370	1,403
Verizon Communications Inc. 5.50% 2017	500	555
Verizon Communications Inc. 8.50% 2018	1,000	1,302
Verizon Communications Inc. 6.35% 2019	195	226
Verizon Communications Inc. 5.85% 2035	1,000	1,035
Telefónica Emisiones, SAU 3.729% 2015	375	374
Telefónica Emisiones, SAU 4.949% 2015	860	902
Telefónica Emisiones, SAU 5.134% 2020	2,875	2,887
Gazprom OJSC 9.25% 2019	2,375	2,743
Gazprom OJSC, Series 2, 8.625% 20344	260	299
Gazprom OJSC 7.288% 2037	1,115	1,106
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	500	523
Bank of America Corp. 5.75% 2017	405	421
Bank of America Corp. 5.625% 2020	3,010	3,040
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	3,000	3,814
France Government Agency-Guaranteed, Société Finance 2.875% 20144	1,150	1,178
Société Générale 5.75% 20164	2,530	2,633
Abbey National Treasury Services PLC 3.875% 20144	1,550	1,532
Santander Issuances, SA Unipersonal 6.50% 20192,4	2,100	2,148
Standard Chartered PLC 3.85% 20154	1,040	1,050
Standard Chartered Bank 6.40% 20174	2,400	2,590
Westfield Group 5.40% 20124	465	493
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	170	178
Westfield Group 7.50% 20144	175	198
Westfield Group 5.70% 20164	640	682
Westfield Group 7.125% 20184	1,745	1,972
Telecom Italia Capital SA 6.999% 2018	1,000	1,067
Telecom Italia Capital SA 6.375% 2033	565	507
Telecom Italia Capital SA 7.20% 2036	610	593
Telecom Italia Capital SA 7.721% 2038	1,185	1,217
Korea Development Bank 5.30% 2013	1,350	1,424
Korea Development Bank 8.00% 2014	1,550	1,769
Enbridge Energy Partners, LP, Series B, 6.50% 2018	1,895	2,124
Enbridge Energy Partners, LP 9.875% 2019	750	987
Volvo Treasury AB 5.95% 20154	2,920	3,055
American Tower Corp. 7.00% 2017	2,700	3,024
CVS Caremark Corp. 4.75% 2020	1,680	1,723
CVS Caremark Corp. 6.943% 20301	1,007	1,113
Barclays Bank PLC 6.05% 20174	1,690	1,708
Barclays Bank PLC 5.125% 2020	1,000	997
HSBC Bank PLC 3.50% 20154	1,000	1,011
HSBC Finance Corp. 0.968% 20162	1,800	1,629
Time Warner Cable Inc. 8.25% 2014	500	591
Time Warner Cable Inc. 6.75% 2018	815	937
Time Warner Cable Inc. 5.00% 2020	1,000	1,025
Roche Holdings Inc. 4.50% 20124	125	132
Roche Holdings Inc. 6.00% 20194	1,280	1,492
Roche Holdings Inc. 7.00% 20394	630	820
Iberdrola Finance Ireland 3.80% 20144	740	737
Scottish Power PLC 5.375% 2015	185	198
Iberdrola Finance Ireland 5.00% 20194	1,500	1,472
Veolia Environnement 5.25% 2013	1,980	2,138
Veolia Environnement 6.00% 2018	200	221
British American Tobacco International Finance PLC 9.50% 20184	1,753	2,301
Progress Energy, Inc. 6.05% 2014	1,000	1,114
Progress Energy, Inc. 7.05% 2019	1,000	1,183
Citigroup Inc. 4.75% 2015	2,250	2,251
Canadian National Railway Co. 4.95% 2014	2,005	2,199
Vodafone Group PLC 5.00% 2015	1,250	1,352
Vodafone Group PLC 5.625% 2017	750	824
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 20361	176	182
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 20371	100	101
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 20391	1,250	1,239
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.846% 20391,2	600	625
Jackson National Life Global 5.375% 20134	1,990	2,139
UniCredito Italiano SpA 6.00% 20174	800	800
HVB Funding Trust I 8.741% 20314	1,450	1,327
International Paper Co. 7.95% 2018	505	602
International Paper Co. 9.375% 2019	75	97
International Paper Co. 7.50% 2021	500	587
International Paper Co. 7.30% 2039	750	830
South Africa (Republic of) 5.50% 2020	2,030	2,109
Croatian Government 6.75% 20194	2,000	2,097
Nextel Communications, Inc., Series E, 6.875% 2013	175	170
Nextel Communications, Inc., Series F, 5.95% 2014	1,625	1,515
Nextel Communications, Inc., Series D, 7.375% 2015	175	167
Sprint Capital Corp. 8.75% 2032	250	240
CIT Group Inc., Series A, 7.00% 2013	610	587
CIT Group Inc., Series A, 7.00% 2015	1,615	1,498
Time Warner Inc. 4.875% 2020	1,250	1,292
AOL Time Warner Inc. 7.625% 2031	145	175
Time Warner Inc. 6.50% 2036	490	535
Boston Scientific Corp. 4.50% 2015	740	728
Boston Scientific Corp. 6.25% 2015	750	778
Boston Scientific Corp. 6.00% 2020	380	378
Boston Scientific Corp. 7.375% 2040	90	92
Developers Diversified Realty Corp. 5.50% 2015	735	690
Developers Diversified Realty Corp. 7.50% 2017	1,300	1,277
Edison Mission Energy 7.50% 2013	800	692
Edison Mission Energy 7.75% 2016	50	35
Midwest Generation, LLC, Series B, 8.56% 20161	72	71
Edison Mission Energy 7.00% 2017	350	226
Edison Mission Energy 7.20% 2019	1,325	821
Edison Mission Energy 7.625% 2027	125	72
Wells Fargo & Co. 5.625% 2017	1,750	1,916
Norfolk Southern Corp. 5.75% 2016	985	1,119
Norfolk Southern Corp. 5.90% 2019	670	772
Pan Pacific Retail Properties, Inc. 6.125% 2013	215	230
Kimco Realty Corp., Series C, 4.904% 2015	235	246
Kimco Realty Corp. 6.875% 2019	1,250	1,395
E.ON International Finance BV 5.80% 20184	1,490	1,684
E.ON International Finance BV 6.65% 20384	150	181
United Mexican States Government Global 5.95% 2019	1,660	1,851
First Data Corp., Term Loan B2, 3.097% 20141,2,6	1,399	1,178
First Data Corp. 9.875% 2015	500	377
First Data Corp. 9.875% 2015	250	191
First Data Corp. 10.55% 20155	105	78
Deutsche Telekom International Finance BV 5.875% 2013	1,660	1,819
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,620	1,780
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.838% 20391,2	80	83
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 20411,2	1,165	1,207
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 20431,2	520	483
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 20371	922	931
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.085% 20381,2	300	314
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 20391	500	502
AES Corp. 7.75% 2015	850	865
AES Corp. 8.00% 2020	775	783
Simon Property Group, LP 4.20% 2015	625	643
Simon Property Group, LP 10.35% 2019	750	1,000
Lockheed Martin Corp. 4.25% 2019	1,550	1,633
Dow Chemical Co. 8.55% 2019	1,330	1,631
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.495% 20371,2	200	206
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 20421	11	11
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 6.064% 20451,2	1,250	1,316
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.433% 20141,2,6	39	32
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.533% 20141,2,6	651	528
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20141,2,6	260	257
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	525	423
Hawker Beechcraft Acquisition Co., LLC 8.875% 20152,5	351	279
Enel Finance International SA 3.875% 20144	1,490	1,504
France Télécom 4.375% 2014	675	729
France Télécom 5.375% 2019	690	754
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 20154	525	529
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 20204	925	948
National Rural Utilities Cooperative Finance Corp. 2.625% 2012	1,150	1,180
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	250	277
Univision Communications, Inc., First Lien Term Loan B, 2.25% 20141,2,6	70	58
Univision Communications Inc. 12.00% 20144	600	646
Univision Communications Inc. 10.50% 20152,4,5	764	640
Michaels Stores, Inc. 10.00% 2014	1,035	1,074
Michaels Stores, Inc. 0%/13.00% 20167	300	268
News America Inc. 6.90% 2019	1,125	1,335
Kroger Co. 7.50% 2014	1,000	1,170
Kroger Co. 6.40% 2017	130	152
Cricket Communications, Inc. 9.375% 2014	525	535
Cricket Communications, Inc. 7.75% 2016	750	769
Toys "R" Us, Inc. 7.625% 2011	685	702
Toys "R" Us, Inc. 8.50% 20174	175	180
Toys "R" Us, Inc. 10.75% 20174	75	82
Toys "R" Us, Inc. 7.375% 2018	350	331
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20167	280	268
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	935	1,026
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 20144	1,240	1,289
Crown Castle International Corp. 9.00% 2015	1,050	1,116
Crown Castle International Corp. 7.75% 20174	150	159
Tenet Healthcare Corp. 7.375% 2013	690	693
Tenet Healthcare Corp. 9.25% 2015	145	150
Tenet Healthcare Corp. 8.875% 20194	400	426
Pfizer Inc. 4.45% 2012	250	264
Pfizer Inc. 6.20% 2019	840	1,000
GMAC LLC 6.75% 2014	1,000	968
GMAC LLC 8.00% 20204	300	294
Husky Energy Inc. 7.25% 2019	1,040	1,259
Ford Motor Credit Co. 3.048% 20122	625	608
Ford Motor Credit Co. 8.70% 2014	250	261
Ford Motor Credit Co. 8.00% 2016	350	358
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 4.066% 20141,2,6	122	91
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	410	273
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	415	276
Texas Competitive Electric Holdings Co. LLC 11.25% 20162,5	884	570
Petrobras International 5.75% 2020	810	820
Petrobras International 6.875% 2040	380	385
Kinder Morgan Energy Partners LP 6.00% 2017	140	153
Kinder Morgan Energy Partners LP 6.85% 2020	910	1,038
Local T.V. Finance LLC, Term Loan B, 2.35% 20131,2,6	1,280	1,131
Local T.V. Finance LLC 10.00% 20152,4,5	69	58
Kraft Foods Inc. 2.625% 2013	780	795
Kraft Foods Inc. 5.375% 2020	365	392
Union Pacific Corp. 5.70% 2018	400	449
Union Pacific Corp. 6.15% 2037	650	731
Goldman Sachs Group, Inc. 6.15% 2018	1,115	1,170
International Lease Finance Corp., Series Q, 5.45% 2011	195	193
International Lease Finance Corp., Series Q, 5.75% 2011	295	291
International Lease Finance Corp. 5.00% 2012	195	181
International Lease Finance Corp., Series R, 5.30% 2012	400	378
International Lease Finance Corp., Series R, 5.35% 2012	115	109
Federal Home Loan Bank, Series 467, 5.25% 2014	1,000	1,137
Northrop Grumman Corp. 5.05% 2019	1,030	1,134
United Technologies Corp. 5.70% 2040	1,000	1,121
Mohegan Tribal Gaming Authority 8.00% 2012	300	263
Mohegan Tribal Gaming Authority 7.125% 2014	1,175	855
Virgin Media Finance PLC 9.125% 2016	275	286
Virgin Media Finance PLC 8.375% 20194	800	814
Tennessee Valley Authority 5.25% 2039	1,000	1,095
SunGard Data Systems Inc. 9.125% 2013	1,058	1,080
CSC Holdings, Inc. 8.50% 20144	700	733
CSC Holdings, Inc. 8.625% 20194	325	344
Realogy Corp., Letter of Credit, 3.231% 20131,2,6	5	4
Realogy Corp., Term Loan B, 3.292% 20131,2,6	19	16
Realogy Corp., Second Lien Term Loan A, 13.50% 20171,6	1,000	1,057
Shell International Finance BV 4.00% 2014	1,010	1,069
Morgan Stanley 6.00% 2014	1,000	1,060
New Communications Holdings 8.25% 20174	300	303
New Communications Holdings 8.50% 20204	750	756
Freescale Semiconductor, Inc. 9.125% 20142,5	315	283
Freescale Semiconductor, Inc. 10.125% 2016	500	402
Freescale Semiconductor, Inc. 9.25% 20184	375	372
Intergen Power 9.00% 20174	1,050	1,050
Clearwire Communications LLC/Finance 12.00% 20154	800	797
Clearwire Communications LLC/Finance 12.00% 20154	250	249
NRG Energy, Inc. 7.25% 2014	145	147
NRG Energy, Inc. 7.375% 2016	900	898
NBC Universal, Inc. 5.15% 20204	1,000	1,045
JPMorgan Chase & Co. 4.95% 2020	1,000	1,041
Ashtead Group PLC 8.625% 20154	400	398
Ashtead Capital, Inc. 9.00% 20164	650	640
CHS/Community Health Systems, Inc. 8.875% 2015	1,000	1,034
Mandalay Resort Group 6.375% 2011	25	24
MGM MIRAGE 6.75% 2013	25	22
MGM MIRAGE 13.00% 2013	325	376
MGM MIRAGE 5.875% 2014	750	598
Boyd Gaming Corp. 7.75% 2012	260	259
Boyd Gaming Corp. 6.75% 2014	525	462
Boyd Gaming Corp. 7.125% 2016	350	290
Allison Transmission Holdings, Inc. 11.00% 20154	900	947
Allison Transmission Holdings, Inc. 11.25% 20152,4,5	53	56
Altria Group, Inc. 9.25% 2019	800	1,000
Neiman Marcus Group, Inc. 9.00% 20152,5	889	896
Neiman Marcus Group, Inc. 10.375% 2015	100	102
CMC Energy Corp. 6.55% 2017	700	709
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	250	287
Elan Finance PLC and Elan Finance Corp. 4.436% 20112	70	69
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	100	101
Elan Finance PLC and Elan Finance Corp. 8.75% 20164	830	810
Corporación Andina de Fomento 5.75% 2017	625	682
Corporación Andina de Fomento 8.125% 2019	240	296
Zions Bancorporation 5.65% 2014	955	879
Zions Bancorporation 7.75% 2014	95	97
Advanced Micro Devices, Inc. 8.125% 20174	975	975
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	625	652
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	300	322
AMC Entertainment Inc. 8.00% 2014	25	24
AMC Entertainment Inc., Series B, 11.00% 2016	175	185
AMC Entertainment Inc. 8.75% 2019	750	757
MetroPCS Wireless, Inc. 9.25% 2014	560	580
MetroPCS Wireless, Inc. 9.25% 2014	370	383
Cinemark USA, Inc. 8.625% 2019	950	959
Host Marriott, LP, Series K, 7.125% 2013	300	304
Host Marriott, LP, Series O, 6.375% 2015	300	295
Host Hotels & Resorts LP 9.00% 2017	325	349
SBC Communications Inc. 5.10% 2014	100	111
SBC Communications Inc. 5.625% 2016	250	284
AT&T Inc. 5.50% 2018	500	554
Australia and New Zealand Government Agency-Guaranteed, Australia and New Zealand Banking Group Ltd. 3.25% 20124	900	935
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20144	25	28
Charter Communications, Inc. 13.50% 2016	513	601
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 20184	175	177
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 20204	125	128
RBS Global, Inc. and Rexnord LLC 8.50% 20184	950	926
Petroplus Finance Ltd. 6.75% 20144	675	591
Petroplus Finance Ltd. 7.00% 20174	300	246
Petroplus Finance Ltd. 9.375% 20194	100	87
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20124	900	921
Hospitality Properties Trust 6.70% 2018	905	921
US Investigations Services, Inc., Term Loan B, 3.539% 20151,2,6	244	211
US Investigations Services, Inc. 10.50% 20154	700	669
US Investigations Services, Inc. 11.75% 20164	45	41
Albertson's, Inc. 7.25% 2013	400	409
SUPERVALU INC. 8.00% 2016	325	323
Albertson's, Inc. 8.00% 2031	200	174
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20144	855	906
Bausch & Lomb Inc. 9.875% 2015	875	903
Royal Caribbean Cruises Ltd. 11.875% 2015	775	895
Delhaize Group 5.875% 2014	690	771
Delhaize Group 6.50% 2017	100	115
Intelsat Jackson Holding Co., Series B, 8.875% 20154	300	306
Intelsat, Ltd. 8.875% 2015	125	128
Intelsat Jackson Holding Co. 9.50% 2016	425	448
Brandywine Operating Partnership, LP 7.50% 2015	800	873
Kansas City Southern Railway Co. 13.00% 2013	292	352
Kansas City Southern Railway Co. 8.00% 2015	500	518
DAE Aviation Holdings, Inc. 11.25% 20154	861	857
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 20431,2	805	856
Smithfield Foods, Inc. 10.00% 20144	500	556
Smithfield Foods, Inc. 7.75% 2017	300	288
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	825	831
VWR Funding, Inc., Series B, 10.25% 20152,5	819	831
Georgia Gulf Corp. 9.00% 20174	810	826
HCA Inc. 6.75% 2013	135	133
HCA Inc. 6.375% 2015	155	146
HCA Inc. 9.25% 2016	510	542
Dollar General Corp. 10.625% 2015	104	114
Dollar General Corp. 11.875% 20172,5	618	705
Egypt (Arab Republic of) 5.75% 20204	325	329
Egypt (Arab Republic of) 6.875% 20404	500	490
TransDigm Inc. 7.75% 2014	800	806
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 20161	750	796
Federated Department Stores, Inc. 6.90% 2029	820	793
BAE Systems Holdings Inc. 6.375% 20194	690	788
ARAMARK Corp., Letter of Credit, 2.223% 20141,2,6	—	—
ARAMARK Corp., Term Loan B, 2.408% 20141,2,6	—	—
ARAMARK Corp. 8.50% 2015	755	766
ARAMARK Corp., Letter of Credit, 3.448% 20161,2,6	—	—
ARAMARK Corp., Term Loan B, 3.783% 20161,2,6	1	1
South Korean Government 5.75% 2014	700	764
Limited Brands, Inc. 8.50% 2019	200	217
Limited Brands, Inc. 7.00% 2020	540	547
Electricité de France SA 6.95% 20394	625	756
Devon Energy Corp. 6.30% 2019	650	754
Chevron Corp. 4.95% 2019	680	749
Constellation Brands, Inc. 7.25% 2017	735	749
FMG Finance Pty Ltd. 10.00% 20134	700	739
Staples, Inc. 9.75% 2014	600	737
CEVA Group PLC 11.625% 20164	625	648
CEVA Group PLC 11.50% 20184	75	77
Owens-Brockway Glass Container Inc. 7.375% 2016	690	723
Hanesbrands Inc., Series B, 4.121% 20142	640	609
Hanesbrands Inc. 8.00% 2016	100	102
Nalco Co. 8.25% 2017	675	702
Stater Bros. Holdings Inc. 7.75% 2015	700	702
NXP BV and NXP Funding LLC 3.053% 20132	200	172
NXP BV and NXP Funding LLC 7.875% 2014	550	507
Sanmina-SCI Corp. 6.75% 2013	430	427
Sanmina-SCI Corp. 8.125% 2016	250	248
Westpac Banking Corp. 4.875% 2019	640	662
Biogen Idec Inc. 6.00% 2013	600	660
GlaxoSmithKline Capital Inc. 4.85% 2013	600	656
Hospira, Inc. 6.40% 2015	335	381
Hospira, Inc. 6.05% 2017	240	271
United Air Lines, Inc., Term Loan B, 2.375% 20141,2,6	747	648
Tops Markets 10.125% 20154	625	647
Liberty Mutual Group Inc. 6.50% 20354	30	27
Liberty Mutual Group Inc. 7.50% 20364	120	119
Liberty Mutual Group Inc., Series A, 7.80% 20872,4	600	498
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	625	643
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.92% (undated)1,2	600	641
Clear Channel Worldwide, Series B, 9.25% 20174	625	631
PTS Acquisition Corp. 9.50% 20152,5	658	630
Esterline Technologies Corp. 6.625% 2017	625	619
Digicel Group Ltd. 12.00% 20144	100	112
Digicel Group Ltd. 12.00% 2014	100	112
Digicel Group Ltd. 8.875% 20154	400	393
Rockwood Specialties Group, Inc. 7.50% 2014	610	618
Seneca Gaming Corp., Series B, 7.25% 2012	550	540
Seneca Gaming Corp. 7.25% 2012	75	74
Rio Tinto Finance (USA) Ltd. 8.95% 2014	230	279
Rio Tinto Finance (USA) Ltd. 9.00% 2019	250	329
Serena Software, Inc. 10.375% 2016	625	598
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20144	560	588
Forest Oil Corp. 7.25% 2019	600	582
Hewlett-Packard Co. 5.50% 2018	500	577
Teekay Corp. 8.50% 2020	575	575
Quintiles Transnational 9.50% 20142,4,5	550	554
StatoilHydro ASA 5.25% 2019	500	549
Turkey (Republic of) 6.75% 2018	500	549
BBVA Bancomer SA 7.25% 20204	550	544
Denbury Resources Inc. 9.75% 2016	500	543
Wind Acquisition SA 11.75% 20174	525	541
Israeli Government 5.125% 2019	500	540
Rouse Co. 5.375% 20138	500	538
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.514% 20441,2	500	528
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 20481	500	520
Burlington Coat Factory Warehouse Corp. 11.125% 2014	500	520
Dominican Republic 7.50% 20211,4	500	518
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	500	516
Express Scripts Inc. 5.25% 2012	480	513
Unum Group 7.125% 2016	460	506
RailAmerica, Inc. 9.25% 2017	480	505
Bon-Ton Department Stores, Inc. 10.25% 2014	500	494
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	125	129
PNC Funding Corp. 5.125% 2020	350	365
LBI Escrow Corp 8.00% 20174	475	490
C&S Group Enterprises LLC 8.375% 20174	500	488
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 20361	468	477
H&E Equipment Services, Inc. 8.375% 2016	500	473
Ingles Markets, Inc. 8.875% 2017	450	460
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 20231	400	458
Schering-Plough Corp. 6.00% 2017	380	447
Burlington Northern Santa Fe Corp. 5.75% 2018	40	45
Burlington Northern Santa Fe Corp. 4.70% 2019	370	393
Atlas Copco AB 5.60% 20174	400	434
Smurfit Capital Funding PLC 7.50% 2025	475	424
AstraZeneca PLC 5.40% 2012	380	415
Concho Resources Inc. 8.625% 2017	400	414
General Maritime Corp. 12.00% 20174	400	410
Northwest Airlines, Inc., Term Loan B, 4.04% 20131,2,6	6	5
Delta Air Lines, Inc. 9.50% 20144	375	396
Northwest Airlines, Inc., Term Loan A, 2.29% 20181,2,6	8	7
AMH Holdings, Inc. 9.875% 2016	375	404
Lehman Brothers Holdings Inc., Series I, 6.875% 20188	1,830	382
Accellent Inc. 8.375% 20174	385	379
MacDermid 9.50% 20174	375	377
Sunoco, Inc. 5.75% 2017	350	354
Fox Acquisition LLC, Term Loan B, 7.50% 20151,2,6	135	130
Fox Acquisition LLC 13.375% 20164	215	213
Royal Bank of Scotland Group PLC 5.00% 2014	310	291
Royal Bank of Scotland Group PLC 5.05% 2015	50	47
TransCanada PipeLines Ltd. 7.625% 2039	250	320
Continental Resources 8.25% 2019	225	236
Continental Resources 7.375% 20204	75	74
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20201	36	36
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20211	51	50
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20221	65	66
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20221	138	142
National Grid PLC 6.30% 2016	250	283
Thomson Reuters Corp. 5.95% 2013	250	280
BNP Paribas 3.25% 2015	280	277
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20371,4	250	260
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 20141,4	250	253
AXA SA 8.60% 2030	220	249
CNA Financial Corp. 7.35% 2019	230	245
Gray Television Inc. 10.50% 20154	235	229
SLM Corp., Series A, 0.546% 20112	240	227
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 20111	73	73
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 20121	118	119
General Electric Co. 5.00% 2013	150	161
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 20381	150	155
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 20371,2	250	147
Charles Schwab Corp., Series A, 6.375% 2017	125	143
J.P. Morgan Mortgage Trust, Series 2006-A7, Class 2-A-4, 5.754% 20371,2	195	142
Alabama Power Co., Series 2008-B, 5.80% 2013	125	141
Williams Companies, Inc. 7.875% 2021	111	127
Canadian Natural Resources Ltd. 5.70% 2017	100	112
Development Bank of Singapore Ltd. 7.125% 20114	100	105
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-2, 4.98% 20151	94	99
Home Equity Mortgage Trust, Series 2006-2, Class 1A-1, 5.367% 20361,2	240	42
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 4.605% 20371,2	327	43
HealthSouth Corp. 10.75% 2016	75	81
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013	75	77
Tyson Foods, Inc. 7.85% 20162	40	44
Capital One Auto Finance Trust, Series 2007-B, Class A3A, MBIA insured, 5.03% 20121	41	41
Argentina (Republic of) GDP-Linked 2035	435	35
Hawaiian Telcom Communications, Inc. 9.75% 20138	25	1
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 20141,2,5,6	14	12
Team Finance LLC and Health Finance Corp. 11.25% 2013	5	5
		603,078

Total bonds, notes & other debt instruments (cost: $1,414,196,000)		1,421,224

Preferred stocks — 0.42%	Shares

U.S. DOLLARS — 0.22%
Barclays Bank PLC 6.86%2,4	1,130,000	921
Lloyds Banking Group PLC, Series A, 6.413%2,4,9	320,000	163
Lloyds Banking Group PLC 6.657% preference shares2,4,9	880,000	449
RBS Capital Trust II 6.425% noncumulative trust2,9	1,100,000	555
Wachovia Capital Trust III 5.80%2	600,000	483
HVB Funding Trust III 9.00% 20314	300,000	274
Citigroup Inc. 6.00%	10,400	201
Banco Bilbao Vizcaya Argentaria, SA, 5.919%2	235,000	171
Société Générale 5.922%2,4	100,000	76
		3,293

EUROS — 0.17%
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative2,9	2,750,000	1,782
HVB Funding Trust VIII 7.055%2	750,000	758
		2,540

BRITISH POUNDS — 0.03%
Barclays Bank PLC, Series RCI, 14.00%2	250,000	467

Total preferred stocks (cost: $7,177,000)		6,300

		Value
Common stocks — 0.01%	Shares	(000)

U.S. DOLLARS — 0.01%
Cooper-Standard Holdings Inc.9,10,11	4,134	US$ 114
Atrium Corp.9,10,11	2	—
American Media Operations, Inc.9,10,11	9,043	—

Total common stocks (cost: $120,000)		114

Rights & warrants — 0.00%

U.S. DOLLARS — 0.00%
Cooper-Standard Holdings Inc., warrants, expire 20179,10,11	289	4

Total rights & warrants (cost: $5,000)		4

	Principal amount
Short-term securities — 6.38%	(000)

Fannie Mae 0.17%–0.43% due 8/4–12/3/2010	US$29,700	29,689
Straight-A Funding LLC 0.40% due 8/10/20104	20,900	20,889
International Bank for Reconstruction and Development 0.35% due 8/20/2010	11,700	11,698
U.S. Treasury Bill 0.155% due 8/19/2010	10,800	10,798
Procter & Gamble International Funding S.C.A. 0.21% due 7/6/20104	10,300	10,300
Walt Disney Co. 0.19% due 7/19/20104	8,300	8,299
Commonwealth Bank of Australia 0.15% due 7/6/20104	5,000	5,000

Total short-term securities (cost: $96,665,000)		96,673

Total investment securities (cost: $1,518,163,000)		1,524,315
Other assets less liabilities		(9,926)

Net assets		US$1,514,389

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2Coupon rate may change periodically.
3Index-linked bond whose principal amount moves with a government retail price index.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $130,365,000, which represented 8.61% of the net assets of the fund.

5Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

6Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $5,366,000, which represented .35% of the net assets of the fund.

7Step bond; coupon rate will increase at a later date.
8Scheduled interest and/or principal payment was not received.
9Security did not produce income during the last 12 months.
10Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $118,000, which represented less than .01% of the net assets of the fund.
11Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets
Cooper-Standard Holdings Inc.	5/26/2010	$120	$114	.01%
Cooper-Standard Holdings Inc., warrants, expire 2017	5/27/2010	5	4	.00
Atrium Corp.	4/30/2010	—	—	.00
American Media Operations, Inc.	1/30/2009	—	—	.00

Total restricted securities		$125	$118	.01%

High-Income Bond Fund
Investment portfolio

June 30, 2010
unaudited

Bonds, notes & other debt instruments — 87.58%	Principal amount (000)	Value (000)

CONSUMER DISCRETIONARY — 21.39%
Univision Communications, Inc., First Lien Term Loan B, 2.25% 20141,2,3	$18,653	$15,601
Univision Communications Inc. 12.00% 20144	2,300	2,478
Univision Communications Inc. 10.50% 20151,4,5	25,247	21,144
Michaels Stores, Inc., Term Loan B1, 2.813% 20131,2,3	1,033	960
Michaels Stores, Inc. 10.00% 2014	13,110	13,602
Michaels Stores, Inc. 0%/13.00% 20166	3,775	3,379
Michaels Stores, Inc. 0%/13.00% 20164,6	2,475	2,215
Michaels Stores, Inc., Term Loan B2, 5.063% 20161,2,3	350	333
Michaels Stores, Inc. 11.375% 2016	4,500	4,702
Allison Transmission Holdings, Inc., Term Loan B, 3.11% 20141,2,3	5,993	5,475
Allison Transmission Holdings, Inc. 11.00% 20154	3,720	3,915
Allison Transmission Holdings, Inc. 11.25% 20151,4,5	14,226	15,044
Virgin Media Finance PLC 9.125% 2016	9,175	9,542
Virgin Media Finance PLC, Series 1, 9.50% 2016	10,100	10,719
Virgin Media Inc. 6.50% 20184	925	913
Virgin Media Finance PLC 8.375% 20194	2,175	2,213
MGM MIRAGE 6.75% 2012	1,050	982
MGM MIRAGE 6.75% 2013	3,130	2,809
MGM MIRAGE 13.00% 2013	3,075	3,559
MGM MIRAGE 5.875% 2014	2,250	1,794
MGM MIRAGE 10.375% 2014	1,550	1,693
MGM MIRAGE 6.625% 2015	1,550	1,228
MGM MIRAGE 7.50% 2016	1,000	793
MGM MIRAGE 11.125% 2017	2,400	2,658
MGM MIRAGE 9.00% 20204	2,300	2,375
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 20124	2,025	2,116
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20144	1,050	1,171
Charter Communications, Inc. 13.50% 2016	2,006	2,347
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 20184	7,925	8,004
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 20204	3,375	3,468
Cinemark USA, Inc., Term Loan, 3.56% 20161,2,3	409	398
Cinemark USA, Inc. 8.625% 2019	10,100	10,201
AMC Entertainment Inc. 8.00% 2014	700	677
AMC Entertainment Inc., Series B, 11.00% 2016	1,750	1,846
AMC Entertainment Inc. 8.75% 2019	7,900	7,979
Toys "R" Us, Inc. 7.625% 2011	6,240	6,396
Toys "R" Us-Delaware, Inc., Term Loan B, 4.597% 20121,2,3	1,244	1,231
Toys "R" Us, Inc. 8.50% 20174	2,555	2,632
Toys "R" Us, Inc. 10.75% 20174	125	137
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	6,425	6,168
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	4,000	3,880
Neiman Marcus Group, Inc. 9.00% 20151,5	6,342	6,389
Neiman Marcus Group, Inc. 10.375% 2015	3,300	3,374
Macy's Retail Holdings, Inc. 8.375% 20151	550	609
Federated Retail Holdings, Inc. 5.90% 2016	2,000	2,015
Federated Department Stores, Inc. 6.90% 2029	2,000	1,935
Federated Retail Holdings, Inc. 6.375% 2037	4,000	3,780
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	8,225	8,287
Quebecor Media Inc. 7.75% 2016	6,740	6,639
Quebecor Media Inc. 7.75% 2016	1,500	1,477
Royal Caribbean Cruises Ltd. 6.875% 2013	500	489
Royal Caribbean Cruises Ltd. 11.875% 2015	6,550	7,565
Clear Channel Worldwide, Series B, 9.25% 20174	7,900	7,979
Mohegan Tribal Gaming Authority 8.00% 2012	3,475	3,049
Mohegan Tribal Gaming Authority 6.125% 2013	250	204
Mohegan Tribal Gaming Authority 7.125% 2014	5,125	3,728
Mohegan Tribal Gaming Authority 6.875% 2015	1,200	858
TL Acquisitions, Inc., Term Loan B, 3.03% 20141,2,3	2,453	2,123
Thomson Learning 10.50% 20154	5,325	4,979
Boyd Gaming Corp. 7.75% 2012	1,300	1,294
Boyd Gaming Corp. 6.75% 2014	2,050	1,804
Boyd Gaming Corp. 7.125% 2016	4,725	3,910
Bon-Ton Department Stores, Inc. 10.25% 2014	6,950	6,863
Ziggo Bond Co. BV 8.00% 2018	€5,000	5,925
Local T.V. Finance LLC, Term Loan B, 2.35% 20131,2,3	$1,769	1,562
Local T.V. Finance LLC 10.00% 20151,4,5	5,192	4,335
Regal Cinemas Corp., Series B, 9.375% 2012	1,000	1,005
Regal Cinemas Corp. 8.625% 2019	4,625	4,671
CSC Holdings, Inc., Series B, 6.75% 2012	500	520
CSC Holdings, Inc. 8.50% 20144	2,200	2,304
CSC Holdings, Inc. 8.50% 20154	1,500	1,564
CSC Holdings, Inc. 8.625% 20194	650	689
LBI Media, Inc. 8.50% 20174	4,920	4,243
Beazer Homes USA, Inc. 6.50% 2013	1,000	928
Beazer Homes USA, Inc. 8.125% 2016	3,385	3,046
Hanesbrands Inc., Series B, 4.121% 20141	2,870	2,730
Hanesbrands Inc. 8.00% 2016	1,025	1,044
Tenneco Automotive Inc. 8.625% 2014	3,650	3,700
Burlington Coat Factory Warehouse Corp. 11.125% 2014	3,485	3,624
UPC Holding BV 9.875% 20184	3,300	3,333
Warner Music Group 7.375% 2014	1,875	1,795
Warner Music Group 9.50% 2016	1,125	1,204
Allbritton Communications Co. 8.00% 20184	3,000	2,985
Edcon (Proprietary) Ltd. 3.969% 20141	€2,500	2,186
Edcon (Proprietary) Ltd. 3.969% 20141	835	730
Lamar Media Corp. 7.875% 20184	$2,775	2,782
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	2,675	2,705
Gray Television Inc. 10.50% 20154	2,750	2,681
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	2,750	2,558
American Media Operations, Inc. 9.00% 20134,5	269	173
American Media Operations, Inc. 14.00% 20131,4,5	3,566	2,300
Kabel Deutschland GmbH 10.625% 2014	2,350	2,447
Education Management LLC and Education Management Finance Corp. 8.75% 2014	2,345	2,351
J.C. Penney Co., Inc. 9.00% 2012	495	548
J.C. Penney Co., Inc., Series A, 6.875% 2015	1,464	1,563
J.C. Penney Co., Inc. 5.65% 2020	100	98
Fox Acquisition LLC, Term Loan B, 7.50% 20151,2,3	447	428
Fox Acquisition LLC 13.375% 20164	1,610	1,598
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	1,300	1,355
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	600	645
Dollar General Corp. 10.625% 2015	1,375	1,511
Dollar General Corp. 11.875% 20171,5	309	353
Meritage Homes Corp. 6.25% 2015	550	523
Meritage Corp. 7.731% 20174	1,500	1,290
Limited Brands, Inc. 7.00% 2020	1,440	1,458
Limited Brands, Inc. 7.60% 2037	300	276
American Axle & Manufacturing Holdings, Inc. 9.25% 20174	1,500	1,553
Vidéotron Ltée 6.875% 2014	1,120	1,131
Vidéotron Ltée 6.375% 2015	380	378
UPC Germany GmbH 8.125% 20174	500	493
UPC Germany GmbH 9.625% 2019	€800	998
NCL Corporation Ltd. 11.75% 2016	$1,350	1,418
KB Home 6.25% 2015	1,480	1,325
FCE Bank PLC 7.125% 2013	€1,000	1,235
Seneca Gaming Corp., Series B, 7.25% 2012	$1,250	1,228
Jarden Corp. 8.00% 2016	1,100	1,136
Lear Corp. 7.875% 2018	1,000	1,008
Standard Pacific Corp. 7.00% 2015	1,015	944
Radio One, Inc. 6.375% 2013	575	492
KAC Acquisition Corp. 8.00% 20264,5,7	106	—
		365,232

FINANCIALS — 13.91%
CIT Group Inc., Term Loan 2A, 9.50% 20121,2,3	1,837	1,875
CIT Group Inc., Term Loan, 13.00% 20121,2,3	3,673	3,802
CIT Group Inc., Series A, 7.00% 2013	8,157	7,851
CIT Group Inc., Series A, 7.00% 2014	9,230	8,745
CIT Group Inc., Series A, 7.00% 2015	13,398	12,427
CIT Group Inc., Series A, 7.00% 2016	6,320	5,799
International Lease Finance Corp. 5.125% 2010	885	879
International Lease Finance Corp., Series Q, 5.45% 2011	5,345	5,294
International Lease Finance Corp., Series Q, 5.75% 2011	6,900	6,805
International Lease Finance Corp. 4.75% 2012	1,645	1,565
International Lease Finance Corp. 5.00% 2012	490	455
International Lease Finance Corp., Series R, 5.30% 2012	1,295	1,224
International Lease Finance Corp., Series R, 5.35% 2012	1,850	1,757
International Lease Finance Corp., Series R, 5.40% 2012	3,940	3,753
International Lease Finance Corp., Series R, 6.375% 2013	2,000	1,885
International Lease Finance Corp. 8.625% 20154	2,250	2,137
Realogy Corp., Letter of Credit, 3.231% 20131,2,3	2,678	2,268
Realogy Corp., Term Loan B, 3.292% 20131,2,3	9,939	8,417
Realogy Corp., Term Loan DD, 3.292% 20131,2,3	2,680	2,270
Realogy Corp., Second Lien Term Loan A, 13.50% 20172,3	10,840	11,457
Liberty Mutual Group Inc. 6.50% 20354	2,289	2,048
Liberty Mutual Group Inc. 7.50% 20364	2,650	2,624
Liberty Mutual Group Inc., Series B, 7.00% 20671,4	1,815	1,426
Liberty Mutual Group Inc., Series A, 7.80% 20871,4	11,375	9,441
Liberty Mutual Group Inc., Series C, 10.75% 20881,4	6,695	7,298
Developers Diversified Realty Corp. 5.50% 2015	2,670	2,505
Developers Diversified Realty Corp. 9.625% 2016	8,325	9,042
Developers Diversified Realty Corp. 7.50% 2017	4,720	4,638
Ford Motor Credit Co. 3.048% 20121	2,745	2,670
Ford Motor Credit Co. 7.50% 2012	2,000	2,046
Ford Motor Credit Co. 7.80% 2012	1,000	1,030
Ford Motor Credit Co. 8.70% 2014	1,305	1,361
Ford Motor Credit Co. 7.00% 2015	500	495
Ford Motor Credit Co. 8.00% 2016	5,900	6,041
MetLife Capital Trust IV 7.875% 20671,4	2,505	2,417
MetLife Capital Trust X 9.25% 20681,4	5,300	5,750
MetLife Inc. 10.75% 20691	500	596
GMAC LLC 7.25% 2011	1,549	1,582
GMAC LLC 6.625% 2012	316	319
GMAC LLC 6.875% 2012	189	190
GMAC LLC 7.00% 2012	918	933
GMAC LLC 7.50% 2013	477	481
GMAC LLC 2.738% 20141	1,013	873
GMAC LLC 6.75% 2014	2,500	2,419
GMAC LLC 6.75% 2014	153	150
GMAC LLC 8.30% 20154	750	761
GMAC LLC 8.00% 20204	955	936
National City Preferred Capital Trust I 12.00% (undated)1	7,762	8,499
Zions Bancorporation 5.65% 2014	2,962	2,725
Zions Bancorporation 7.75% 2014	1,035	1,056
Zions Bancorporation 6.00% 2015	4,410	4,002
Host Marriott, LP, Series K, 7.125% 2013	300	304
Host Marriott, LP, Series O, 6.375% 2015	900	886
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	2,200	2,186
Host Hotels & Resorts LP 9.00% 2017	4,050	4,354
Rouse Co. 7.20% 20128	1,495	1,697
Rouse Co. 5.375% 20138	1,250	1,344
Rouse Co. 6.75% 20134,8	1,575	1,740
Rouse Co. 3.625% 20098	615	646
SLM Corp., Series A, 8.45% 2018	5,500	5,083
Hospitality Properties Trust 7.875% 2014	320	353
Hospitality Properties Trust 5.125% 2015	155	155
Hospitality Properties Trust 6.30% 2016	295	305
Hospitality Properties Trust 5.625% 2017	2,570	2,464
Hospitality Properties Trust 6.70% 2018	1,650	1,679
ProLogis 5.625% 2016	1,405	1,323
ProLogis 6.625% 2018	1,570	1,498
ProLogis 7.375% 2019	1,000	981
ProLogis 6.875% 2020	970	918
Capital One Capital IV 6.745% 20371	5,400	4,563
Nationwide Mutual Insurance Co. 9.375% 20394	3,000	3,526
Royal Bank of Scotland Group PLC 5.00% 2014	1,030	967
Royal Bank of Scotland Group PLC 5.05% 2015	720	673
Royal Bank of Scotland Group PLC 4.70% 2018	1,555	1,260
Royal Bank of Scotland Group PLC 6.99% (undated)1,4	850	557
HBOS PLC 6.75% 20184	3,440	3,225
Citigroup Inc. 6.125% 2017	800	837
Citigroup Inc. 6.125% 2018	875	915
Citigroup Capital XXI 8.30% 20771	1,000	979
UnumProvident Finance Co. PLC 6.85% 20154	800	851
Unum Group 7.125% 2016	1,225	1,348
Regions Financial Corp. 7.75% 2014	2,000	2,112
Simon Property Group, LP 10.35% 2019	1,500	2,000
Korea Development Bank 8.00% 2014	1,500	1,711
Brandywine Operating Partnership, LP 7.50% 2015	1,200	1,310
AXA SA, Series 22, 6.667% (undated)1	£1,000	1,225
HVB Funding Trust I 8.741% 20314	$1,200	1,098
Nomura Holdings, Inc. 6.70% 2020	1,000	1,060
Schwab Capital Trust I 7.50% 20371	755	751
Genworth Financial, Inc. 6.15% 20661	1,000	690
Prudential Financial, Inc. 8.875% 20681	520	563
Allstate Corp., Series B, 6.125% 20671	405	359
		237,515

INDUSTRIALS — 11.64%
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	7,125	7,321
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	4,225	4,637
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20166	17,835	17,077
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	7,480	8,209
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.433% 20141,2,3	650	528
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.533% 20141,2,3	10,944	8,880
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20141,2,3	1,441	1,427
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	1,385	1,117
Hawker Beechcraft Acquisition Co., LLC 8.875% 20151,5	8,998	7,153
TransDigm Inc. 7.75% 20144	6,285	6,332
TransDigm Inc. 7.75% 2014	5,685	5,728
Northwest Airlines, Inc., Term Loan B, 4.04% 20131,2,3	1,516	1,341
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 20132	1,000	1,039
Delta Air Lines, Inc., Second Lien Term Loan B, 3.548% 20141,2,3	2,910	2,608
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20142	1,150	1,159
Northwest Airlines, Inc., Term Loan A, 2.29% 20181,2,3	3,094	2,638
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20242	3,092	2,899
Continental Airlines, Inc. 8.75% 2011	1,250	1,264
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 20172	636	608
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20182	236	220
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20182	78	73
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20192	617	620
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20192	1,879	1,836
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20202	451	457
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 20202	2,267	2,057
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20222	2,356	2,386
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20222	865	876
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20222	1,228	1,194
AMH Holdings, Inc. 11.25% 2014	7,035	7,211
AMH Holdings, Inc. 9.875% 2016	3,925	4,229
ARAMARK Corp., Letter of Credit, 2.223% 20141,2,3	15	14
ARAMARK Corp., Term Loan B, 2.408% 20141,2,3	202	189
ARAMARK Corp. 3.844% 20151	600	555
ARAMARK Corp. 8.50% 2015	8,100	8,222
ARAMARK Corp., Letter of Credit, 3.448% 20161,2,3	26	25
ARAMARK Corp., Term Loan B, 3.783% 20161,2,3	400	386
Nortek, Inc. 11.00% 2013	8,881	9,302
RailAmerica, Inc. 9.25% 2017	8,726	9,184
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 4.09% 20141,2,3	863	777
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 4.09% 20141,2,3	838	754
DAE Aviation Holdings, Inc. 11.25% 20154	7,616	7,578
CEVA Group PLC, Bridge Loan, 9.10% 20151,2,3,7	2,355	1,978
CEVA Group PLC 11.625% 20164	3,990	4,140
CEVA Group PLC 11.50% 20184	2,625	2,677
US Investigations Services, Inc., Term Loan B, 3.539% 20151,2,3	1,460	1,263
US Investigations Services, Inc. 10.50% 20154	4,420	4,221
US Investigations Services, Inc. 11.75% 20164	3,160	2,883
Ashtead Group PLC 8.625% 20154	3,550	3,532
Ashtead Capital, Inc. 9.00% 20164	4,900	4,827
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 20122	2,000	2,020
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20132	1,440	1,471
AMR Corp. 9.00% 2016	633	548
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20192	2,817	2,324
AMR Corp. 10.00% 2021	1,000	770
RBS Global, Inc. and Rexnord LLC 8.50% 20184	6,300	6,142
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	5,491	5,663
United Air Lines, Inc., Term Loan B, 2.375% 20141,2,3	3,973	3,444
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20212,4	881	746
Kansas City Southern Railway Co. 13.00% 2013	1,267	1,528
Kansas City Southern Railway Co. 8.00% 2015	1,825	1,889
Navistar International Corp. 8.25% 2021	2,825	2,881
Esterline Technologies Corp. 6.625% 2017	1,130	1,119
H&E Equipment Services, Inc. 8.375% 2016	1,000	945
Oshkosh Corp. 8.25% 2017	900	940
Allied Waste North America, Inc. 6.875% 2017	700	764
		198,825

TELECOMMUNICATION SERVICES — 10.20%
Sprint Capital Corp. 8.375% 2012	4,625	4,874
Nextel Communications, Inc., Series E, 6.875% 2013	3,565	3,471
Nextel Communications, Inc., Series F, 5.95% 2014	10,395	9,693
Nextel Communications, Inc., Series D, 7.375% 2015	19,530	18,651
Cricket Communications, Inc. 9.375% 2014	12,880	13,138
Cricket Communications, Inc. 10.00% 2015	1,250	1,312
Cricket Communications, Inc. 7.75% 2016	12,030	12,331
MetroPCS Wireless, Inc. 9.25% 2014	15,650	16,198
MetroPCS Wireless, Inc. 9.25% 2014	5,265	5,449
Clearwire Communications LLC/Finance 12.00% 20154	11,325	11,282
Clearwire Communications LLC/Finance 12.00% 20154	1,955	1,948
Wind Acquisition SA 11.75% 20174	12,530	12,906
New Communications Holdings 7.875% 20154	1,325	1,342
New Communications Holdings 8.25% 20174	7,500	7,566
New Communications Holdings 8.50% 20204	3,025	3,048
New Communications Holdings 8.75% 20224	875	879
Digicel Group Ltd. 12.00% 20144	4,650	5,225
Digicel Group Ltd. 8.875% 20154	4,850	4,765
Digicel Group Ltd. 10.50% 20184	1,000	1,036
Windstream Corp. 8.125% 2013	1,000	1,039
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	1,775	1,812
Windstream Corp. 8.625% 2016	4,375	4,430
Windstream Corp. 7.00% 2019	2,650	2,458
Intelsat Jackson Holding Co., Series B, 8.875% 20154	1,875	1,915
Intelsat, Ltd. 8.875% 2015	325	332
Intelsat, Ltd. 9.50% 2015	1,000	1,022
Intelsat, Ltd. 9.25% 2016	2,000	2,110
Intelsat Jackson Holding Co. 9.50% 2016	2,000	2,110
Intelsat Jackson Holding Co. 8.50% 20194	1,500	1,522
Qwest Communications International Inc., Series B, 7.50% 2014	2,500	2,519
Qwest Communications International Inc. 8.00% 20154	2,250	2,323
American Tower Corp. 7.00% 2017	1,500	1,680
American Tower Corp. 7.25% 2019	1,825	2,090
Crown Castle International Corp. 9.00% 2015	2,175	2,311
Crown Castle International Corp. 7.75% 20174	1,250	1,328
Hawaiian Telcom Communications, Inc. 8.765% 20131,8	1,725	39
Hawaiian Telcom Communications, Inc. 9.75% 20138	3,135	70
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 20141,2,3,5	2,298	1,933
Hawaiian Telcom Communications, Inc., Series B, 12.50% 20158	425	—
SBA Telecommunications, Inc. 8.00% 20164	1,650	1,716
Sorenson Communications 10.50% 20154	2,375	1,508
Orascom Telecom 7.875% 20144	1,500	1,384
Cincinnati Bell Inc. 8.75% 2018	1,500	1,369
		174,134

INFORMATION TECHNOLOGY — 7.93%
NXP BV and NXP Funding LLC 3.053% 20131	11,350	9,747
NXP BV and NXP Funding LLC 3.394% 20131	€2,747	2,889
NXP BV and NXP Funding LLC 10.00% 20139	$1,312	1,404
NXP BV and NXP Funding LLC 7.875% 2014	13,145	12,126
NXP BV and NXP Funding LLC 8.625% 2015	€3,250	3,338
NXP BV and NXP Funding LLC 9.50% 2015	$14,045	11,798
Freescale Semiconductor, Inc. 4.412% 20141	825	718
Freescale Semiconductor, Inc. 8.875% 2014	5,225	4,794
Freescale Semiconductor, Inc. 9.125% 20141,5	11,151	10,035
Freescale Semiconductor, Inc., Term Loan, 4.604% 20161,2,3	408	360
Freescale Semiconductor, Inc. 10.125% 2016	6,683	5,380
Freescale Semiconductor, Inc. 9.25% 20184	5,650	5,608
Freescale Semiconductor, Inc. 10.125% 20184	5,500	5,637
First Data Corp., Term Loan B2, 3.097% 20141,2,3	8,767	7,386
First Data Corp. 9.875% 2015	10,675	8,060
First Data Corp. 9.875% 2015	1,350	1,033
First Data Corp. 10.55% 20155	6,059	4,468
Sanmina-SCI Corp. 6.75% 2013	1,725	1,712
Sanmina-SCI Corp. 3.287% 20141,4	4,575	4,255
Sanmina-SCI Corp. 8.125% 2016	6,500	6,435
SunGard Data Systems Inc. 9.125% 2013	9,160	9,355
SunGard Data Systems Inc. 10.625% 2015	500	537
Ceridian Corp. 11.25% 2015	6,400	5,808
Serena Software, Inc. 10.375% 2016	5,975	5,721
Advanced Micro Devices, Inc. 8.125% 20174	4,475	4,475
Jabil Circuit, Inc. 8.25% 2018	2,270	2,417
		135,496

HEALTH CARE — 6.92%
Elan Finance PLC and Elan Finance Corp. 4.436% 20111	2,055	2,029
Elan Finance PLC and Elan Finance Corp. 4.663% 20131	4,520	4,339
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	5,595	5,637
Elan Finance PLC and Elan Finance Corp. 8.75% 20164	8,640	8,435
Tenet Healthcare Corp. 7.375% 2013	10,335	10,387
Tenet Healthcare Corp. 9.25% 2015	1,355	1,406
Tenet Healthcare Corp. 8.875% 20194	1,715	1,826
Bausch & Lomb Inc. 9.875% 2015	10,780	11,130
HCA Inc., Term Loan B1, 2.783% 20131,2,3	605	571
HCA Inc. 6.75% 2013	1,260	1,241
HCA Inc. 9.125% 2014	2,145	2,250
HCA Inc. 6.375% 2015	1,445	1,356
HCA Inc. 9.625% 20161,5	3,482	3,734
HCA Inc., Term Loan B2, 3.783% 20171,2,3	1,451	1,388
PTS Acquisition Corp. 9.50% 20151,5	9,970	9,547
PTS Acquisition Corp. 9.75% 2017	€275	303
Boston Scientific Corp. 6.00% 2020	$2,960	2,944
Boston Scientific Corp. 7.375% 2040	6,537	6,648
HealthSouth Corp. 10.75% 2016	7,580	8,224
VWR Funding, Inc., Series B, 10.25% 20151,5	7,979	8,099
Quintiles Transnational 9.50% 20141,4,5	6,370	6,418
Surgical Care Affiliates, Inc. 8.875% 20151,4,5	3,703	3,689
Surgical Care Affiliates, Inc. 10.00% 20174	1,825	1,811
Patheon Inc. 8.625% 20174	3,215	3,207
Coventry Health Care, Inc. 5.875% 2012	1,310	1,352
Coventry Health Care, Inc. 6.125% 2015	1,000	1,022
Merge Healthcare Inc. 11.75% 20154	2,115	2,118
CHS/Community Health Systems, Inc. 8.875% 2015	1,900	1,964
Symbion Inc. 11.75% 20151,5	1,986	1,745
Viant Holdings Inc. 10.125% 20174	1,542	1,579
Accellent Inc. 8.375% 20174	1,480	1,458
Team Finance LLC and Health Finance Corp. 11.25% 2013	333	350
		118,207

MATERIALS — 4.84%
Georgia Gulf Corp. 10.75% 2016	$1,500	$1,530
Georgia Gulf Corp. 9.00% 20174	13,400	13,668
LBI Escrow Corp 8.00% 20174	9,375	9,680
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 9.00% 2014	1,900	1,938
Nalco Co., Term Loan B, 5.75% 20161,2,3	366	366
Nalco Co. 8.25% 2017	4,305	4,477
Reynolds Group 7.75% 20164	3,695	3,630
Reynolds Group 8.50% 20184	3,115	3,072
Graphic Packaging International, Inc. 9.50% 2017	5,125	5,381
Smurfit Kappa Acquisition 7.25% 2017	€100	124
Smurfit Kappa Acquisition 7.75% 2019	3,430	4,194
Smurfit Capital Funding PLC 7.50% 2025	$665	594
Owens-Brockway Glass Container Inc. 6.75% 2014	€375	459
Owens-Brockway Glass Container Inc. 7.375% 2016	$3,200	3,352
CEMEX Finance LLC 9.50% 20164	3,800	3,686
Rockwood Specialties Group, Inc. 7.50% 2014	2,500	2,531
Rockwood Specialties Group, Inc. 7.625% 2014	€750	917
FMG Finance Pty Ltd. 10.00% 20134	$1,200	1,266
FMG Finance Pty Ltd. 10.625% 20164	1,875	2,072
Ball Corp. 7.125% 2016	1,350	1,419
Ball Corp. 7.375% 2019	1,000	1,045
Ball Corp. 6.75% 2020	730	741
Georgia-Pacific LLC 8.25% 20164	2,495	2,673
Plastipak Holdings, Inc. 8.50% 20154	2,610	2,631
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	2,240	2,467
Teck Resources Ltd. 9.75% 2014	2,050	2,425
International Paper Co. 9.375% 2019	1,690	2,186
Steel Dynamics Inc. 7.625% 20204	1,750	1,750
Newpage Corp. 11.375% 2014	1,595	1,455
MacDermid 9.50% 20174	1,010	1,015
		82,744

UTILITIES — 4.63%
Edison Mission Energy 7.50% 2013	3,150	2,725
Edison Mission Energy 7.75% 2016	2,200	1,540
Midwest Generation, LLC, Series B, 8.56% 20162	4,208	4,155
Edison Mission Energy 7.00% 2017	10,525	6,789
Edison Mission Energy 7.20% 2019	5,725	3,549
Edison Mission Energy 7.625% 2027	5,925	3,392
Texas Competitive Electric Holdings Co. LLC, Term Loan B1, 3.85% 20141,2,3	1,496	1,111
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 4.066% 20141,2,3	14,755	10,961
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	5,900	3,924
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	5,170	3,438
Texas Competitive Electric Holdings Co. LLC 11.25% 20161,5	1,247	805
NRG Energy, Inc. 7.25% 2014	1,900	1,931
NRG Energy, Inc. 7.375% 2016	11,250	11,222
NRG Energy, Inc. 7.375% 2017	175	174
AES Corp. 9.375% 2010	1,497	1,512
AES Corp. 8.75% 20134	688	702
AES Gener SA 7.50% 2014	500	551
AES Corp. 7.75% 2015	500	509
AES Corp. 8.00% 2017	5,500	5,582
AES Corp. 8.00% 2020	3,000	3,030
Intergen Power 9.00% 20174	8,775	8,775
CMC Energy Corp. 6.55% 2017	1,700	1,721
Sierra Pacific Resources 8.625% 2014	875	903
		79,001

CONSUMER STAPLES — 3.41%
Stater Bros. Holdings Inc. 8.125% 2012	4,600	4,623
Stater Bros. Holdings Inc. 7.75% 2015	5,800	5,815
SUPERVALU INC. 7.50% 2012	340	351
Albertson's, Inc. 7.25% 2013	460	470
SUPERVALU INC. 8.00% 2016	6,500	6,468
Albertson's, Inc. 7.45% 2029	1,000	835
Albertson's, Inc. 8.00% 2031	2,575	2,240
Smithfield Foods, Inc. 10.00% 20144	5,425	6,035
Smithfield Foods, Inc. 7.75% 2017	3,525	3,384
Rite Aid Corp. 8.625% 2015	3,850	3,157
Rite Aid Corp., Term Loan T4, 9.50% 20151,2,3	498	507
Rite Aid Corp. 9.75% 2016	1,750	1,837
Rite Aid Corp. 10.25% 2019	900	901
Tops Markets 10.125% 20154	5,300	5,486
BFF International Ltd. 7.25% 20204	3,775	3,888
Spectrum Brands Inc. 9.50% 20184	2,825	2,917
Constellation Brands, Inc. 7.25% 2017	2,500	2,547
Tyson Foods, Inc. 10.50% 2014	2,075	2,428
Ingles Markets, Inc. 8.875% 2017	1,475	1,508
CEDC Finance Corp. 9.125% 20164	1,500	1,455
C&S Group Enterprises LLC 8.375% 20174	1,400	1,365
		58,217

ENERGY — 2.29%
Petroplus Finance Ltd. 6.75% 20144	8,375	7,328
Petroplus Finance Ltd. 7.00% 20174	6,050	4,961
Petroplus Finance Ltd. 9.375% 20194	1,700	1,471
Forest Oil Corp. 8.50% 2014	1,650	1,728
Forest Oil Corp. 7.25% 2019	3,500	3,395
Teekay Corp. 8.50% 2020	3,425	3,425
Enterprise Products Operating LLC 7.00% 20671	3,525	3,112
Williams Companies, Inc. 6.375% 20104	1,000	1,009
Williams Companies, Inc. 7.875% 2021	185	212
Transcontinental Gas Pipe Line Corp. 7.25% 2026	975	1,124
Williams Companies, Inc. 8.75% 2032	370	433
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	1,475	1,548
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	1,000	1,137
TransCanada PipeLines Ltd. 6.35% 20671	2,715	2,423
Denbury Resources Inc. 9.75% 2016	900	976
Denbury Resources Inc. 8.25% 2020	1,096	1,151
General Maritime Corp. 12.00% 20174	1,950	1,999
Overseas Shipholding Group, Inc. 8.125% 2018	1,500	1,481
Continental Resources 7.375% 20204	275	272
		39,185

BONDS & NOTES OF U.S. GOVERNMENT — 0.15%
U.S. Treasury 6.00% 2026	2,000	2,578

MORTGAGE-BACKED OBLIGATIONS2 — 0.15%
American Tower Trust I, Series 2007-1A, Class F, 6.639% 20374	2,500	2,568

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.12%
Brazilian Treasury Bill 6.00% 204510	BRL3,837	2,053

Total bonds, notes & other debt instruments (cost: $1,467,636,000)		1,495,755

	Shares or
Convertible securities — 0.75%	principal amount	Value (000)

INFORMATION TECHNOLOGY — 0.27%
Advanced Micro Devices, Inc. 6.00% convertible notes 2015	$1,586,000	$1,515
Advanced Micro Devices, Inc. 5.75% convertible notes 2012	$1,119,000	1,104
Linear Technology Corp., Series A, 3.00% convertible notes 2027	$2,000,000	1,967
		4,586

INDUSTRIALS — 0.24%
Suntech Power Holdings Co., Ltd. 3.00% convertible notes 2013	$4,000,000	3,025
UAL Corp. 4.50% convertible notes 2021	$1,197,000	1,162
		4,187

ENERGY — 0.09%
TUI Travel PLC, Series A, 1.625% convertible notes 2037	$1,500,000	1,461

CONSUMER DISCRETIONARY — 0.08%
Saks Inc. 2.00% convertible notes 2024	$833,000	724
Cooper-Standard Holdings Inc. 7.00% convertible preferred7,9	4,933	659
		1,383

FINANCIALS — 0.07%
Alexandria Real Estate Equities, Inc. 3.70% convertible notes 20274	$1,250,000	1,227

Total convertible securities (cost: $11,971,000)		12,844

Preferred stocks — 2.53%	Shares

FINANCIALS — 2.43%
Barclays Bank PLC 7.434%1,4	8,500,000	7,650
Barclays Bank PLC 6.86%1,4	2,810,000	2,290
Barclays Bank PLC 8.55%1,4	675,000	658
JPMorgan Chase & Co., Series I, 7.90%1	4,985,000	5,155
Wells Fargo & Co., Series K, 7.98%1	2,930,000	3,033
Wachovia Capital Trust III 5.80%1	2,600,000	2,093
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual capital securities4	160,000	4,150
Catlin Insurance Ltd. 7.249%1,4	4,725,000	3,815
Fleet Capital Trust II 7.92% 2026	1,300,000	1,266
Bank of America Corp., Series K, 8.00% noncumulative1	1,250,000	1,209
XL Capital Ltd., Series E, 6.50%1	3,000,000	2,100
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative1,4	2,700,000	1,801
RBS Capital Trust II 6.425% noncumulative trust1,11	2,965,000	1,497
Royal Bank of Scotland Group PLC 5.512% noncumulative trust1	300,000	153
Citigroup Inc. 6.00%	69,500	1,341
Lloyds Banking Group PLC 6.657% preference shares1,4,11	1,870,000	954
Lloyds Banking Group PLC, Series A, 6.413%1,4,11	630,000	321
ILFC E-Capital Trust II 6.25%1,4	745,000	482
Société Générale 5.922%1,4	600,000	455
SMFG Preferred Capital USD 3 Ltd. 9.50%1,4	395,000	429
Ally Financial Inc., Series G, 7.00%4	490	381
Banco Bilbao Vizcaya Argentaria, SA, 5.919%1	438,000	318
Fannie Mae, Series O, 0%1,4,11	20,000	17
		41,568

CONSUMER DISCRETIONARY — 0.10%
Gray Television Inc., Series D, 17.00%7,9,11	1,790,876	1,657

Total preferred stocks (cost: $41,103,000)		43,225

		Value
Common stocks — 1.30%	Shares	(000)

FINANCIALS — 0.66%
Bank of America Corp.	380,244	$5,464
Citigroup Inc.11	1,207,723	4,541
CIT Group Inc.11	37,755	1,279
		11,284

CONSUMER DISCRETIONARY — 0.38%
Ford Motor Co.11	342,877	3,456
Cooper-Standard Holdings Inc.7,9,11	62,139	1,717
Gray Television, Inc.11	412,914	995
Time Warner Cable Inc.	2,666	139
Adelphia Recovery Trust, Series Arahova11	388,601	92
Adelphia Recovery Trust, Series ACC-111	449,306	12
Adelphia Recovery Trust, Series ACC-6B7,11	1,000,000	5
Charter Communications, Inc., Class A11	1,331	47
Forbes Travel Guide, Inc.7,9,11	7,285	3
American Media Operations, Inc.7,9,11	84,516	1
		6,467

MATERIALS — 0.19%
Georgia Gulf Corp.11	245,797	3,279

TELECOMMUNICATION SERVICES — 0.05%
Sprint Nextel Corp., Series 111	127,382	540
CenturyLink, Inc.	8,725	291
XO Holdings, Inc.11	651	—
		831

INDUSTRIALS — 0.02%
Nortek, Inc.11	3,850	162
World Color Press Inc.11	7,045	79
Atrium Corp.7,9,11	361	32
		273

INFORMATION TECHNOLOGY — 0.00%
HSW International, Inc.7,9,11	2,236	3

HEALTH CARE — 0.00%
Clarent Hospital Corp. Liquidating Trust7,11	80,522	3

Total common stocks (cost: $20,819,000)		22,140

Rights & warrants — 0.01%

CONSUMER DISCRETIONARY — 0.01%
Cooper-Standard Holdings Inc., warrants, expire 20177,9,11	11,422	143

INDUSTRIALS — 0.00%
World Color Press Inc., Series I, warrants, expire 201411	3,992	5
World Color Press Inc., Series II, warrants, expire 201411	3,992	4
		9

Total rights & warrants (cost: $149,000)		152

	Principal amount	Value
Short-term securities — 6.75%	(000)	(000)

General Electric Co. 0.08% due 7/1/2010	$44,000	$44,000
AT&T Inc. 0.19% due 7/13–7/26/20104	35,000	34,997
Freddie Mac 0.265%–0.31% due 12/15/2010–1/19/2011	24,300	24,267
Procter & Gamble International Funding S.C.A. 0.18% due 7/15/20104	12,000	11,999

Total short-term securities (cost: $115,260,000)		115,263

Total investment securities (cost: $1,656,938,000)		1,689,379
Other assets less liabilities		18,414

Net assets		$1,707,793

1Coupon rate may change periodically.
2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

3Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $109,035,000, which represented 6.38% of the net assets of the fund.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $481,228,000, which represented 28.18% of the net assets of the fund.

5Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
6Step bond; coupon rate will increase at a later date.
7Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $6,201,000, which represented .36% of the net assets of the fund.
8Scheduled interest and/or principal payment was not received.
9Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
Cooper-Standard Holdings Inc.	5/25/2010–5/27/2010	$1,687	$1,717	.10%
Cooper-Standard Holdings Inc. 7.00% convertible preferred	5/26/2010	493	659	.04
Cooper-Standard Holdings Inc., warrants, expire 2017	5/25/2010–5/27/2010	137	143	.01
Gray Television Inc., Series D, 17.00%	6/26/2008	1,701	1,657	.10
NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	1,076	1,404	.08
Atrium Corp.	4/30/2010	33	32	.00
HSW International, Inc.	12/17/2007	69	3	.00
Forbes Travel Guide, Inc.	12/17/2007	2	3	.00
American Media Operations, Inc.	1/30/2009	1	1	.00

Total restricted securities		$5,199	$5,619	.33%
10Index-linked bond whose principal amount moves with a government retail price index.
11Security did not produce income during the last 12 months.

Key to abbreviation and symbols

BRL = Brazilian reais
€ = Euros
£ = British pounds

U.S. Government/AAA-Rated Securities Fund
Investment portfolio

June 30, 2010
unaudited

Bonds, notes & other debt instruments — 92.34%	Principal amount (000)	Value (000)

U.S. TREASURY BONDS & NOTES — 44.13%
U.S. Treasury 1.125% 2011	$15,050	$15,196
U.S. Treasury 0.875% 2012	38,200	38,406
U.S. Treasury 1.00% 2012	8,750	8,816
U.S. Treasury 2.00% 20121	10,474	10,861
U.S. Treasury 1.125% 2013	26,483	26,589
U.S. Treasury 3.125% 2013	83,175	88,542
U.S. Treasury 3.375% 2013	17,400	18,649
U.S. Treasury 1.75% 2014	60,825	61,813
U.S. Treasury 2.00% 20141	14,453	15,422
U.S. Treasury 2.375% 2014	42,750	44,161
U.S. Treasury 2.625% 2014	57,250	59,858
U.S. Treasury 2.25% 2015	8,450	8,661
U.S. Treasury 2.375% 2015	10,000	10,307
U.S. Treasury 2.50% 2015	100,000	103,562
U.S. Treasury 2.50% 2015	30,000	31,091
U.S. Treasury 2.375% 2016	17,500	17,761
U.S. Treasury 2.625% 2016	14,570	14,994
U.S. Treasury 3.25% 2016	76,750	81,373
U.S. Treasury 3.25% 2016	66,250	69,845
U.S. Treasury 3.25% 2016	13,000	13,810
U.S. Treasury 3.25% 2017	2,000	2,107
U.S. Treasury 4.625% 2017	43,900	50,161
U.S. Treasury 8.875% 2017	28,190	40,162
U.S. Treasury 3.50% 2018	33,750	36,086
U.S. Treasury 3.875% 2018	19,250	21,043
U.S. Treasury 2.75% 2019	49,250	49,073
U.S. Treasury 3.125% 2019	53,000	54,114
U.S. Treasury 3.375% 2019	53,000	54,899
U.S. Treasury 3.625% 2019	32,250	34,104
U.S. Treasury 8.125% 2019	51,665	73,629
U.S. Treasury 3.625% 2020	71,000	75,024
U.S. Treasury 7.125% 2023	13,000	18,004
U.S. Treasury 2.375% 20251	5,436	6,043
U.S. Treasury 5.25% 2028	5,000	6,020
U.S. Treasury 6.25% 2030	5,000	6,765
U.S. Treasury 4.50% 2036	7,000	7,736
U.S. Treasury 4.50% 2039	9,350	10,301
U.S. Treasury 2.125% 20401	9,340	10,257
U.S. Treasury 4.375% 2040	14,400	15,577
U.S. Treasury 4.625% 2040	72,410	81,422
U.S. Treasury Principal Strip 0% 2019	5,000	3,882
		1,396,126

MORTGAGE-BACKED OBLIGATIONS — 35.32%
Federal agency mortgage-backed obligations2 — 34.89%
Fannie Mae 4.50% 2020	4,993	5,322
Fannie Mae 6.00% 2021	2,260	2,466
Fannie Mae 6.00% 2021	161	175
Fannie Mae 6.00% 2021	59	64
Fannie Mae 5.00% 2023	6,935	7,403
Fannie Mae 4.00% 2024	10,810	11,263
Fannie Mae 4.00% 2024	9,105	9,486
Fannie Mae 4.00% 2024	5,332	5,559
Fannie Mae 4.50% 2024	16,214	17,130
Fannie Mae 4.50% 2024	14,802	15,650
Fannie Mae 4.50% 2024	14,213	15,016
Fannie Mae 4.50% 2024	7,352	7,773
Fannie Mae 4.50% 2024	5,867	6,196
Fannie Mae 4.50% 2024	1,149	1,215
Fannie Mae 4.50% 2024	1,059	1,120
Fannie Mae 4.00% 2025	32,000	33,250
Fannie Mae 4.00% 2025	7,814	8,133
Fannie Mae 4.00% 2025	5,473	5,696
Fannie Mae 4.00% 2025	4,550	4,736
Fannie Mae 4.50% 2025	77,860	82,154
Fannie Mae 6.00% 2027	3,777	4,134
Fannie Mae 5.00% 2028	3,280	3,485
Fannie Mae 6.50% 2028	3,272	3,585
Fannie Mae 4.00% 2029	18,583	19,149
Fannie Mae 5.50% 2033	10,086	10,862
Fannie Mae 4.50% 2035	7,343	7,660
Fannie Mae 6.50% 2035	696	773
Fannie Mae 5.51% 20363	1,837	1,957
Fannie Mae 5.299% 20373	2,157	2,279
Fannie Mae 5.537% 20373	622	651
Fannie Mae 6.00% 2037	1,482	1,609
Fannie Mae 6.039% 20373	603	635
Fannie Mae 6.50% 2037	3,916	4,296
Fannie Mae 6.50% 2037	999	1,084
Fannie Mae 6.50% 2037	392	425
Fannie Mae 7.00% 2037	2,366	2,579
Fannie Mae 7.00% 2037	1,956	2,132
Fannie Mae 7.00% 2037	459	500
Fannie Mae 5.452% 20383	2,782	2,960
Fannie Mae 6.00% 2038	3,332	3,621
Fannie Mae 6.00% 2038	1,514	1,626
Fannie Mae 6.00% 2038	623	676
Fannie Mae 6.50% 2038	7,120	7,809
Fannie Mae 3.603% 20393	2,656	2,772
Fannie Mae 3.607% 20393	3,238	3,374
Fannie Mae 3.619% 20393	8,814	9,192
Fannie Mae 3.736% 20393	5,734	6,004
Fannie Mae 3.782% 20393	643	670
Fannie Mae 3.83% 20393	1,195	1,254
Fannie Mae 3.91% 20393	1,205	1,266
Fannie Mae 3.937% 20393	1,034	1,087
Fannie Mae 4.50% 2039	8,406	8,733
Fannie Mae 6.00% 2039	13,977	15,158
Fannie Mae 6.00% 2039	8,823	9,572
Fannie Mae 4.50% 2040	18,100	18,765
Fannie Mae 5.00% 2040	13,675	14,470
Fannie Mae 5.00% 2040	11,405	12,086
Fannie Mae 6.184% 20473	918	978
Fannie Mae, Series 2001-4, Class GB, 10.113% 20183	243	278
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	850	890
Fannie Mae, Series 2001-4, Class GA, 9.939% 20253	74	86
Fannie Mae, Series 2001-4, Class NA, 11.791% 20253	150	169
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	1,170	1,247
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	1,282	1,112
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036	911	817
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	3,368	3,640
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	1,481	1,612
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	1,398	1,524
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 20393	332	376
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	333	373
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	105	116
Government National Mortgage Assn. 4.00% 2024	7,174	7,530
Government National Mortgage Assn. 4.00% 2024	864	907
Government National Mortgage Assn. 4.50% 2024	17,161	18,303
Government National Mortgage Assn. 4.50% 2024	4,116	4,390
Government National Mortgage Assn. 4.50% 2024	2,122	2,263
Government National Mortgage Assn. 4.50% 2024	1,963	2,094
Government National Mortgage Assn. 4.50% 2024	1,782	1,900
Government National Mortgage Assn. 4.50% 2024	1,436	1,531
Government National Mortgage Assn. 4.00% 2025	16,505	17,325
Government National Mortgage Assn. 4.50% 2038	500	522
Government National Mortgage Assn. 5.00% 2038	25,152	26,786
Government National Mortgage Assn. 5.50% 2038	6,485	7,013
Government National Mortgage Assn. 5.50% 2038	4,486	4,852
Government National Mortgage Assn. 5.50% 2038	3,934	4,248
Government National Mortgage Assn. 5.50% 2038	3,013	3,253
Government National Mortgage Assn. 5.50% 2038	1,869	2,021
Government National Mortgage Assn. 6.00% 2038	5,571	6,077
Government National Mortgage Assn. 6.00% 2038	3,356	3,678
Government National Mortgage Assn. 6.00% 2038	2,372	2,587
Government National Mortgage Assn. 6.50% 2038	9,410	10,341
Government National Mortgage Assn. 6.50% 2038	1,298	1,427
Government National Mortgage Assn. 3.50% 20393	1,984	2,043
Government National Mortgage Assn. 4.00% 2039	31,969	32,519
Government National Mortgage Assn. 4.00% 2039	2,054	2,092
Government National Mortgage Assn. 4.50% 2039	19,072	19,871
Government National Mortgage Assn. 4.50% 2039	8,085	8,424
Government National Mortgage Assn. 5.00% 2039	9,930	10,607
Government National Mortgage Assn. 5.00% 2039	8,739	9,334
Government National Mortgage Assn. 4.00% 2040	16,306	16,611
Government National Mortgage Assn. 4.00% 2040	3,664	3,733
Government National Mortgage Assn. 4.50% 2040	16,561	17,294
Government National Mortgage Assn. 4.50% 2040	16,429	17,157
Government National Mortgage Assn. 4.50% 2040	14,725	15,377
Government National Mortgage Assn. 4.50% 2040	9,140	9,523
Government National Mortgage Assn. 4.50% 2040	8,797	9,166
Government National Mortgage Assn. 4.50% 2040	4,992	5,214
Government National Mortgage Assn. 4.50% 2040	1,694	1,765
Government National Mortgage Assn. 4.50% 2040	1,554	1,620
Government National Mortgage Assn. 5.00% 2040	13,029	13,917
Government National Mortgage Assn. 5.00% 2040	8,495	9,055
Government National Mortgage Assn. 5.00% 2040	6,993	7,454
Government National Mortgage Assn. 5.00% 2040	4,494	4,790
Government National Mortgage Assn. 5.00% 2040	3,000	3,198
Government National Mortgage Assn. 5.00% 2040	2,000	2,132
Government National Mortgage Assn. 5.00% 2040	1,845	1,971
Government National Mortgage Assn. 5.00% 2040	520	554
Government National Mortgage Assn. 6.172% 2058	306	332
Government National Mortgage Assn. 6.22% 2058	3,808	4,162
Government National Mortgage Assn., Series 2003, 6.116% 2058	1,704	1,871
Freddie Mac 4.50% 2019	3,607	3,842
Freddie Mac 4.50% 2023	7,531	7,970
Freddie Mac 5.00% 2023	460	490
Freddie Mac 6.00% 2023	3,506	3,828
Freddie Mac 4.50% 2024	12,660	13,370
Freddie Mac 5.00% 2024	6,228	6,651
Freddie Mac 5.50% 2024	16,698	18,071
Freddie Mac 4.00% 2025	91,580	95,086
Freddie Mac 4.00% 2025	12,491	12,993
Freddie Mac 4.50% 2025	28,290	29,828
Freddie Mac 6.00% 2026	3,292	3,606
Freddie Mac 6.00% 2027	6,701	7,339
Freddie Mac 4.371% 20353	814	849
Freddie Mac 5.854% 20363	7,790	8,299
Freddie Mac 5.918% 20373	377	396
Freddie Mac 4.804% 20383	3,459	3,685
Freddie Mac 5.452% 20383	1,248	1,330
Freddie Mac 5.50% 2038	3,690	3,966
Freddie Mac 6.00% 2038	8,710	9,492
Freddie Mac 5.00% 2040	12,135	12,837
Freddie Mac 6.00% 20404	18,330	19,891
Freddie Mac, Series K003, Class A2, 3.607% 2014	3,500	3,670
Freddie Mac, Series 2356, Class GD, 6.00% 2016	974	1,054
Freddie Mac, Series 1567, Class A, 0.775% 20233	260	260
Freddie Mac, Series 3061, Class PN, 5.50% 2035	437	481
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	1,358	1,148
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	1,302	1,135
Freddie Mac, Series 3257, Class PA, 5.50% 2036	1,458	1,588
Freddie Mac, Series 3233, Class PA, 6.00% 2036	1,328	1,463
Freddie Mac, Series 3312, Class PA, 5.50% 2037	6,040	6,485
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035	16,088	16,301
FDIC Structured Sale Guaranteed Notes, Series 2010-L1A, Class A-1, 0% 20115	950	939
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00% 20195	1,309	1,325
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.904% 20483,5	918	921
		1,103,338

Commercial mortgage-backed securities2 — 0.43%
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	6,750	7,250
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	879	912
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20403	1,000	1,052
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	1,832	1,869
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	1,175	1,204
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	1,151	1,172
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-PM1, Class A-2, 4.262% 2040	169	169
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025	88	89
		13,717

Total mortgage-backed obligations		1,117,055

FEDERAL AGENCY BONDS & NOTES — 12.04%
Federal Home Loan Bank 3.375% 2010	3,000	3,028
Federal Home Loan Bank 1.125% 2012	10,250	10,312
Federal Home Loan Bank 1.75% 2012	29,300	29,838
Federal Home Loan Bank 2.25% 2012	4,500	4,622
Federal Home Loan Bank 1.875% 2013	24,250	24,715
Federal Home Loan Bank 3.625% 2013	58,750	62,948
Federal Home Loan Bank 2.375% 2014	4,250	4,360
Federal Home Loan Bank 3.25% 2014	8,500	8,966
Federal Home Loan Bank 5.50% 2014	31,410	36,083
Federal Home Loan Bank 5.375% 2016	13,250	15,365
Federal Home Loan Bank 5.375% 2016	2,025	2,347
Federal Home Loan Bank 4.75% 2018	2,325	2,608
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 3.125% 2011	2,750	2,850
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.125% 2012	20,800	21,400
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	6,000	6,170
Freddie Mac 2.875% 2010	3,000	3,030
Freddie Mac 2.125% 2012	20,000	20,501
Freddie Mac 2.50% 2014	4,000	4,126
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.25% 2011	3,000	3,030
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	3,400	3,486
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	3,000	3,079
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.25% 2012	3,250	3,351
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.10% 2012	2,500	2,561
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375% 2012	6,750	6,957
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	2,750	2,874
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 3.00% 2011	2,750	2,845
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	5,000	5,107
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.25% 2012	3,750	3,850
Fannie Mae 6.125% 2012	10,000	10,925
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 3.25% 2012	7,750	8,105
United States Government Agency-Guaranteed (FDIC insured), GMAC LLC 1.75% 2012	2,500	2,546
United States Government Agency-Guaranteed (FDIC insured), GMAC LLC 2.20% 2012	5,000	5,145
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 20162	2,742	2,955
Small Business Administration, Series 2001-20K, 5.34% 20212	513	549
Small Business Administration, Series 2001-20J, 5.76% 20212	405	437
Small Business Administration, Series 2001-20F, 6.44% 20212	1,127	1,229
Small Business Administration, Series 2003-20B, 4.84% 20232	1,938	2,060
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 1.95% 2012	3,300	3,375
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	3,000	3,080
United States Government Agency-Guaranteed (FDIC insured), John Deere Capital Corp. 2.875% 2012	6,000	6,253
United States Government Agency-Guaranteed (FDIC insured), KeyBank NA 3.20% 2012	5,750	6,026
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	5,500	5,672
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.625% 2014	5,000	5,177
Tennessee Valley Authority 5.25% 2039	4,250	4,655
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	4,100	4,232
United States Agency for International Development, Republic of Egypt 4.45% 2015	1,000	1,102
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	2,000	2,375
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 2.15% 2012	3,300	3,384
Federal Agricultural Mortgage Corp. 4.875% 20115	1,000	1,024
		380,715

ASSET-BACKED OBLIGATIONS2 — 0.52%
CarMax Auto Owner Trust, Series 2007-2, Class A-4, 5.27% 2012	5,000	5,164
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	111	112
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	3,390	3,522
Ford Credit Auto Owner Trust, Series 2008-A, Class A-4, 4.37% 2012	1,500	1,556
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A-4, 4.28% 2014	1,500	1,554
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	1,122	1,161
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 20145	1,082	1,135
CPS Auto Receivables Trust, Series 2007-C, Class A-4, FSA insured, 5.92% 20145	1,000	1,053
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	625	634
FPL Recovery Funding LLC, Series 2007-A, Class A-1, 5.053% 2013	453	456
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 6.49% 20313	405	330
		16,677

BONDS & NOTES OF GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.33%
Nordic Investment Bank, Series C, 5.00% 2017	3,000	3,411
European Investment Bank 4.875% 2017	3,000	3,351
Asian Development Bank 2.75% 2014	1,800	1,858
France Government Agency-Guaranteed, Société Finance 2.875% 20145	1,810	1,854
		10,474

Total bonds, notes & other debt instruments (cost: $2,805,880,000)		2,921,047

Short-term securities — 15.48%

Coca-Cola Co. 0.15%–0.26% due 7/21–7/28/20105	79,900	79,890
Federal Home Loan Bank 0.11%–0.16% due 7/16–8/5/2010	71,300	71,293
Straight-A Funding LLC 0.39%–0.43% due 8/6–8/23/20105	55,000	54,970
Private Export Funding Corp. 0.29% due 9/1/20105	50,000	49,967
U.S. Treasury Bill 0.129% due 7/29/2010	46,650	46,645
AT&T Inc. 0.19%–0.20% due 7/20–7/26/20105	42,300	42,295
PepsiCo Inc. 0.20% due 7/13/20105	40,000	39,997
Procter & Gamble International Funding S.C.A. 0.23% due 7/7/20105	33,400	33,399
General Electric Co. 0.08% due 7/1/2010	20,200	20,200
Hewlett-Packard Co. 0.24% due 7/7/20105	20,000	19,999
Merck & Co. Inc. 0.17% due 7/27/20105	16,200	16,198
Emerson Electric Co. 0.15% due 7/14/20105	15,000	14,999

Total short-term securities (cost: $489,860,000)		489,852

Total investment securities (cost: $3,295,740,000)		3,410,899
Other assets less liabilities		(247,516)

Net assets		$3,163,383

1Index-linked bond whose principal amount moves with a government retail price index.
2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
3Coupon rate may change periodically.
4Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $19,891,000, which represented .63% of the net assets of the fund.

5Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $359,965,000, which represented 11.38% of the net assets of the fund.

Cash Management Fund
Investment portfolio

June 30, 2010
unaudited

Short-term securities — 99.19%	Principal amount (000)	Value (000)

CORPORATE SHORT-TERM NOTES — 37.08%
Toronto-Dominion Holdings USA Inc. 0.17% due 8/25/20101	$31,200	$31,192
Hewlett-Packard Co. 0.24% due 7/7/20101	30,000	29,999
Credit Suisse New York Branch 0.31% due 7/6/2010	22,600	22,599
Old Line Funding, LLC 0.45% due 9/20/20101	22,300	22,282
BASF AG 0.22% due 7/6/20101	20,000	19,999
Straight-A Funding LLC 0.40% due 8/11/20101	20,000	19,989
GDF SUEZ 0.33% due 7/8–7/9/20101	18,000	17,998
NetJets Inc. 0.05% due 7/1/20101	17,200	17,200
Bank of Nova Scotia 0.25% due 7/2/2010	16,900	16,900
KfW 0.23% due 7/1/20101	15,300	15,300
Nestlé Finance International Ltd. 0.22% due 7/19/2010	14,000	13,999
Johnson & Johnson 0.25% due 8/3/20101	10,600	10,598
Procter & Gamble International Funding S.C.A. 0.18% due 7/15/20101	10,000	9,999
JPMorgan Chase & Co. 0.23% due 7/14/2010	10,000	9,999
UBS Finance (Delaware) LLC 0.62% due 9/24/2010	10,000	9,987
Becton, Dickinson and Co. 0.21% due 8/3/2010	9,900	9,898
		277,938

U.S. TREASURIES — 34.51%
U.S. Treasury Bills 0.065%–0.267% due 7/8–10/21/2010	258,750	258,708

FEDERAL AGENCY DISCOUNT NOTES — 27.60%
Freddie Mac 0.15%–0.24% due 7/23–11/17/2010	109,800	109,764
Fannie Mae 0.19%–0.21% due 8/9–8/30/2010	74,200	74,183
Federal Home Loan Bank 0.10% due 8/6/2010	22,170	22,168
International Bank for Reconstruction and Development 0.35% due 8/20/2010	800	800
		206,915

Total investment securities (cost: $743,544,000)		743,561
Other assets less liabilities		6,039

Net assets		$749,600

1Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $194,556,000, which represented 25.95% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of American Funds Insurance Series. This and other important information is contained in the series’ prospectus and summary prospectuses, which can be obtained from a financial professional and should be read carefully before investing.

American Funds Insurance Series serves as an underlying investment option for multiple insurance products, including variable annuity contracts and variable life insurance policies. The funds can be purchased only through insurance products. This material is not an offer of the funds.

MFGEFP-995-0810O-S25538

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: August 31, 2010

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: August 31, 2010